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              DEAR INVESTOR:

                The following semiannual report for the SunAmerica Series Trust, one of the underlying trusts for the variable annuities issued by Anchor National Life Insurance Company and First SunAmerica Life Insurance Company, summarizes the economic and financial markets over the past six months. The report also details how these market conditions affected the underlying portfolios and provides insight from the multiple portfolio managers and management firms into portfolio performance and strategies implemented during the period.

                It is important to note that, although several of the SunAmerica life companies' annuity products have the underlying investment of the SunAmerica Series Trust in common, not all of the Series' portfolios are available in all of the products. This report covers all of the investment managers in your variable annuity with the exception of Wellington Management Company, LLP, which manages the portfolios in the Anchor Series Trust - investors in these portfolios should have received a separate and complete report approximately one month ago.

              THE SIX MONTHS IN REVIEW

              U.S. Economy

                The economy of the United States continued to show surprisingly robust growth during the second quarter of 2000. U.S. economic growth increased at an annual rate of 5.2% in the quarter after a revised increase of 4.8% in the first quarter. The Federal Reserve's Open Market Committee (Fed) responded with a series of short-term interest rate increases in an effort to cool inflationary pressures and slow the economy while continuing overall economic expansion. SunAmerica Asset Management (SAAMCo) feels that the Fed has achieved its goal. The Fed continues to believe that, despite strong headline growth in the second quarter, economic activity will slow in the second half of 2000, as the effects of tighter monetary policy filter through the domestic economy.

                Federated Investors agrees, asserting that the Federal Reserve will interpret recent economic data as an indication that a growth slowdown is underway, which will weigh on their monetary policy decisions. First American Asset Management also sees a slowdown, citing the fact that second quarter consumption slowed to its slowest pace in three years, while the overall rate of economic growth was boosted by unsustainable increases in inventory investment and government spending. They feel that weak inflationary pressures and the slowdown in consumption spending could mean the Fed may be near the end of its tightening cycle.

              U.S. Stock Market

                Heightened volatility shook the domestic equity markets during the period, especially in the technology-heavy Nasdaq Composite Index. The Nasdaq peaked on March 10, 2000, and then quickly fell by nearly 40% as technology positions were heavily sold in March and April. According to Federated Investors, equity prices during the period were driven by market reaction to the Fed's regimen of interest rate increases and by the recognition that valuation remains an important consideration in securities selection. Later in the period, many stocks rebounded and Goldman Sachs cites weaker inflation pressures and a prediction of slower growth in the second half of the year as rationale for the bounce back.

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                Putnam Investments called attention to the difference in
              performance between market segments. Overall, for the six-month period, growth stocks led value stocks and market preference shifted from small-cap stocks in the first quarter to the relative stability of large-cap stocks in the second quarter. However, the period closed with a shift in style favor, as value stocks outperformed their growth counterparts by a significant margin. Market breadth improved dramatically by the end of this period and sector performance reflected a strong rotation into value stocks. SAAMCo is bullish on equities in the second half of 2000, as the monetary tightening cycle ends and corporate profits continue to be strong. They feel that volatility and heavy sector rotation could continue, but the basic underpinnings for the equity markets are favorable.

              U.S. Bond Market

                In the U.S. fixed-income market, most sectors experienced
              volatility early in the year. Goldman Sachs cites inflationary fears resulting from unprecedented economic growth as the driving force behind higher rates and believes that this volatility caused the difference in yields relative to Treasuries in some sectors (corporates and mortgages) to reach historically wide margins early in the year. The sentiment that the economy was beginning to cool resulted in a rally across most fixed-income sectors with these spread sectors outperforming Treasuries for the first time this year. SAAMCo sees the government bond buyback activity as a major contributor to the current inversion (short-term yields higher than long-term yields) of the yield curve. This continues to ripple through all spread markets, from mortgage-backed to investment grade down to high yield. They feel that the historically wide spreads will probably remain due to the reduced supply of long-term U.S. Government bonds and notes.

                First American summarizes the current environment in a positive light by pointing toward a lack of inflationary pressure, a slowdown in consumption spending, and a large budget surplus. They expect Treasury markets to remain relatively stable and spread levels to modestly tighten over the next six months -- a positive sign for non-Treasury securities.

              Foreign Markets

                According to Alliance Capital, the global economy continued to expand nicely as the recovery in Europe gathered steam. Consumer demand in Europe strengthened thanks to lower unemployment, rising incomes and soaring confidence. Individual economic reports out of Japan still show weakness, but meaningful restructuring and consolidation is underway. Growth in developed economies continues to promote global trade, helping East Asia, Latin America and emerging Europe. However, Goldman Sachs feels that, with global growth above trend, the European Central Bank may need to continue to tighten interest rates both to curb inflation and to boost the weak Euro.

                As a whole, developed-country equity market returns were
              generally in negative territory during the second quarter of 2000. Morgan Stanley Asset Management asserts that tough talk and actions by central bankers took their toll, while uncertainty about economic prospects -- and profits -- going forward kept many investors on the sidelines. Yet, contrasting this was the strong performance of emerging markets debt. Powerful economic growth, along with many credit upgrades and continued positive political developments, led emerging markets debt to outperform other fixed-income asset classes during this period.
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                Federated sees positive forces on the horizon, as growth has picked up overseas and markets now provide value, due to low levels of inflation. Tax cuts are spurring strong markets in places like Germany, thus lifting economic growth and profitability there. They expect a very strong overseas market in the fourth quarter, both in equities and bonds.

              PORTFOLIO PERFORMANCE SUMMARIES

              Cash Management Portfolio (SunAmerica Asset Management Corp.)

                For the six-month period ending July 31, 2000 the Cash
              Management Portfolio returned +2.9%, taking advantage of increasing yields on short-term money market instruments. Citing concerns that demand would continue to exceed the growth of potential supply, Federal Reserve policy makers raised interest rates by a total of 100 basis points since the beginning of 2000.

              Corporate Bond Portfolio (Federated Investors)

                For the six-month period ended July 31, 2000, the portfolio generated a total return of +2.6%, compared to a benchmark, the Lehman Brothers Aggregate Bond Index return of +5.3%. The portfolio's duration (a measure of price sensitivity to changes in interest rates) was extended, as we took a more positive rate outlook in early April. The portfolio benefited from this slightly longer duration but also felt the negative effects of underperformance in both the investment grade corporate and high-yield sectors.

                Looking ahead, the portfolio will continue to focus on the higher income and total return potential of medium-quality corporate bonds. The period closed with strong performance in June and July, and with an economy that continues to grow, the corporate sector could be poised for a period of strong performance. Our top five corporate holdings as of July 31, 2000 were: Regional Diversified Funding, Geico, Amvescap PLC, International Speedway and Unisys.

              Global Bond Portfolio (Goldman Sachs Asset Management
              International)

                The Global Bond Portfolio returned +4.0% for the six-month period ended July 31, 2000, underperforming its benchmark, the JP Morgan Global Government Bond Index, which returned +5.3%.

                At July 31, 2000, the Portfolio had an intermediate effective duration (a measure of sensitivity to changes in interest rates) of 5.6 years and average maturity of 8.9 years. Towards the end of the period, we reduced exposure to long-term positions in the United States. We also sold our positions in Japanese debt due to a stronger growth outlook and our thoughts that the termination of the zero interest rate policy was fully reflected in the markets. Finally, we sold our already underweighted exposure in Sweden and introduced an overweight position in Europe and an underweight position in the U.S.

              High-Yield Bond Portfolio (SunAmerica Asset Management Corp.)

                The High-Yield Bond Portfolio's total return over the semiannual period ending July 31, 2000 was +0.1%. In an environment of rising interest rates, the portfolio outperformed its primary benchmark, the Merrill Lynch High Yield Master II Index (-0.1%). Factors impacting the high-yield market during the period included: high default rates, rising interest rates, weak and choppy equity markets and negative cash flows into the sector.
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                In an effort to offset these factors, we added to higher-rated positions, increasing the overall credit quality of the portfolio. Some of our stronger performing holdings included Wavetek and United GlobalCom (which was sold before the end of the period). Over the coming six months, we are excited about the telecom player, Mpower, and expect outperformance from PSI Net and P&L Coal as well.

              Worldwide High Income Portfolio (Morgan Stanley Asset Management)

                Our overweight in emerging markets debt, particularly Brazil,
              Russia and Mexico, provided strong results early in the year and allowed for positive performance, +2.3%, for the period, although underperforming the +6.5% for its blended benchmark (50% First Boston High Yield Index and 50% J.P. Morgan Emerging Markets Bond Index Plus). We continue to overweight these countries with particular emphasis on Brazil and Russia. These gains, however, were more than offset by a high exposure to the domestic Telecommunications sector. This sector was hampered by a poor technical situation, the sell-off in the Nasdaq and lower-than-expected operational results.

                We are optimistic about the global high-yield markets over the next six months. We expect the emerging markets countries to continue to experience good growth and better political and structural environments.

              SunAmerica Balanced Portfolio (SunAmerica Asset Management Corp.)

                The SunAmerica Balanced Portfolio slightly underperformed for the six-month period ending July 31, 2000. The portfolio returned +2.3% relative to its blended benchmark (55% S&P 500, 35% Lehman Brothers Aggregate Index and 10% Treasury Bills) return of +4.0%.

                Equity markets were quite volatile during the period as the markets digested multiple interest rate increases by the Fed. Although the portfolio's equity exposure hurt overall performance during the short term, we continue to believe these holdings have the potential to outperform going forward. The top five equity holdings in the portfolio at the end of July were EMC Corp., Cisco Systems, Inc., General Electric Co., Intel Corp. and Citigroup, Inc. We have a positive outlook for domestic equities and continue to focus on high-quality growth stocks, maintaining our core investment discipline and philosophy, which, although past performance does not guarantee future results, has led to very strong performance for the past several years.

              MFS Total Return Portfolio (MFS Investment Management)

                For the six months ended July 31, 2000, the portfolio returned
              +7.8%, nearly doubling the +4.0% return for its blended benchmark (55% S&P 500, 35% Lehman Brothers Aggregate Index and 10% Treasury Bills).

                Despite rising interest rates, the portfolio's bond holdings posted positive returns during the past six months and generally added stability to the portfolio in a period of highly volatile equity markets. At the same time, our equity stake was bolstered by our focus on value stocks, and strong security selection in energy and insurance stocks, which contributed positively to the portfolio's total return.

                Looking forward, while certain pockets of the market may be overvalued, we continue to find quality companies at attractive prices. In addition, we feel there is potential for strong corporate earnings across a wide range of industries. However, we intend to

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              proceed with some caution given the Federal Reserve Board's determination to slow down the economy. As a result, we believe it is prudent for investors to maintain a well-diversified portfolio.

              Asset Allocation Portfolio (Goldman Sachs Asset Management)

                The Asset Allocation Portfolio returned +5.0% for the six months ended July 31, 2000, outperforming its blended benchmark of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Index, which returned +4.1%.

                As of July 31, 2000, the Portfolio was slightly overweighted in growth stocks with a 33% position, while 27% of assets were invested in value equities, and the remaining 40% in fixed income and a small cash position. Although the market experienced heavy volatility during the period, we believe that the growth positions in the portfolio, defined by strong franchise names, recurring revenue, and solid management teams, will withstand uncertain market conditions. Additionally, we feel that many of our value holdings are attractively priced, have strong balance sheets, strong cash flows and are well positioned to benefit from any gradual improvements in overall industry pricing conditions.

              Telecom Utility Portfolio (Federated Investors)

                In a turbulent period for the overall market, the utility sector had extraordinarily divergent results. The S&P Utility Index returned +11.1% for the six-month period, but the S&P Communications Index returned -18.8%. The Telecom Utility Portfolio returned -5.8%, significantly outperforming the market-weighted benchmark return of -11.6%.

                The negative returns from our telecommunications stocks more than offset the positive returns from our natural gas stocks. Nevertheless, we consider the stocks attractive since the industry continues to grow faster than the overall economy, and the stocks seem undervalued. Natural gas stocks continued to benefit from record high prices, as El Paso Energy, our largest holding, returned +51% for the period. Electric utilities also held up well amid the market turbulence, as higher earnings and tight power markets contributed to the sector's strength.

                We continue to focus on the three main sectors,
              Telecommunications, Natural Gas and Electricity, which we feel are highly attractive. They offer a combination of potential growth and value as the importance of reliable telecommunications and electric power to the Internet economy grows steadily.

              Equity Income Portfolio (First American Asset Management)

                The portfolio posted a return of +1.5%, slightly underperforming the +3.2% return of the S&P 500 for the six-month period ended July 31, 2000.

                The portfolio benefited from modest overweight positions in several strong performing sectors, including the Utilities sector, with standout performance from Enron and Reliant Energy; the Healthcare sector, with strong performance from American Home Products and Pfizer; and the Financial sector, with significant contributions from John Hancock Financial and Bank of New York. Offsetting these positive contributors was negative performance from other sectors, including Sprint, AT&T and Vodafone in the Telecommunications area; Kimberly Clark in the Consumer Staples sector; and Energy holdings Exxon Mobil, Chevron and BPAmoco.

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                The portfolio continues to maintain its strategy of emphasizing dividend-paying stocks and market sectors, with a significant underweight position in Technology, where few companies pay meaningful dividends. Sector emphasis continues to be placed on the Energy, Financials, Utilities and Healthcare industries.

              Equity Index Portfolio (First American Asset Management)

                The Equity Index Portfolio continued to perform close, at +2.9%, to its target index, the S&P 500, +3.2%, for the six-month period. Performance was volatile as interest rate concerns caused negative results in April and May, wiping out gains from earlier in the period.

                Many of the portfolio's changes reflect the dramatic expansion of the Technology component of the U.S. equity marketplace. Further, existing holdings such as Cisco, Intel, Microsoft, Nortel and Oracle have grown dramatically. Approximately 34% of the portfolio is in technology and technology-related issues (i.e. semiconductors, software, networking), while finance and consumer stocks each account for approximately 15% of the portfolio. Resource firms (energy and basic materials) account for about 18% of the weight. Finally, traditional industrial firms, utilities, transportations and business services, which many investors associate with the S&P 500 Index, currently total less than 17% of the portfolio.

              Growth-Income Portfolio (Alliance Capital Management L.P.)

                The Growth-Income Portfolio returned +6.0%, nearly doubling the
              +3.2% return of the S&P 500 for the six-month period ended July 31, 2000. The portfolio benefited from strong performance in several sectors. The strongest contributor to positive performance came from the financial sector, where a number of holdings, including Ace Ltd., MGIC Investment Corp., PMI Group, Merrill Lynch, Morgan Stanley and Citigroup all performed very well. The health care sector also made a strong positive contribution, with Human Genome Sciences performing well. Technology performance was quite volatile, but modestly positive. Intel, Oracle, Sanmina, Altera and Micron all made positive contributions, while Microsoft and Cisco underperformed in the second quarter. Overall performance was negative in April and May as markets reacted to interest rate increases enacted by the Federal Reserve. Holdings such as AT&T and some economically sensitive issues like Honeywell, which was sold, and Circuit City reported modestly negative performance.

                As of July 31, 2000, the Growth-Income Portfolio was broadly diversified, holding 107 issues across 13 Sectors. The largest sector allocations were to Technology (29%), Consumer Services (19%), Finance (14%) and Healthcare (10%). The top ten holdings were Intel, Cisco Systems, General Electric, Pfizer, Microsoft, Citigroup, Oracle, Wal-Mart, Morgan Stanley Dean Witter and Noble Drilling.

              Federated Value Portfolio (Federated Investors)

                In the six-month period ending July 31, 2000, value sectors lagged relative to growth and the portfolio returned -0.8% for the period, underperforming the +3.2% for the S&P 500 Index. Growth stocks benefited from strong secular performance in Technology, Finance, and Healthcare, while traditional value sectors like Basic Materials and Consumer Cyclicals reported negative performance.

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                Aiding portfolio performance was an overweight in utilities and favorable security selection in Healthcare and healthcare-related areas (Oxford Health Plans, an insurance provider, +69% and UnitedHealth Group, +54%) and energy (Diamond Offshore, +36% and Schlumberger, +21%). More than offsetting these favorable influences was unfavorable performance of some of our Technology holdings (Novell, -72%, Unisys, -69% and Lexmark, -52%). Overall, the portfolio is positioned to take advantage of increasing market breadth, as some value sectors may gain relative to the higher-valued growth stocks.

              Davis Venture Value Portfolio (Davis Selected Advisors, L.P.)

                The Davis Venture Value Portfolio delivered a total return of
              +7.4% for the six-month period ended July 31, 2000, significantly outperforming the +3.2% for the S&P 500 Index. The portfolio benefited from strong performance among several of its largest positions. Hewlett Packard (+30% for the period), Household International (+28%), Golden West Financial (+57%), and American International Group (+26%) have all solidly outperformed the market. Interestingly, these top performers were among the Technology and Finance sectors, despite high stock price volatility and higher interest rates during the period. Unfortunately, we have experienced some notable disappointments, including Motorola (-27%) and Lexmark International (-52%). We have taken advantage of price weakness to purchase additional shares of these companies and others that we have the most confidence in for the long term. Recent additions to the portfolio, American Home Products and Tyco International, were among our top performers at the close of the period.

                We select high quality, well-managed companies with strong potential for long-term earnings growth. However, we strive to purchase stocks of these companies at value prices, when Wall Street is unable to effectively perceive their true long-term value, and hold them for the long term.

              "Dogs" of Wall Street Portfolio (SunAmerica Asset Management
              Corp.)

                For the six-month period ended July 31, 2000, the "Dogs" of Wall
              Street underperformed, returning -6.2% relative to the +3.2% for the S&P 500. The portfolio's largest holdings at the end of the period were American Home Products Corp., AIR Products and Chemicals, Inc., Philip Morris and Sherwin-Williams Co. Volatility intensified during the period, and while the portfolio did outperform when growth was out of favor, as a whole the value positions underperformed. The "Dogs" of Wall Street Portfolio is a concentrated portfolio of quality value stocks, and we believe that these stocks should benefit as the market broadens.

                The "Dogs" of Wall Street Portfolio seeks total return through a quantitatively modeled, passively managed strategy involving the annual selection of 30 high dividend-yielding common stocks from the Dow Jones Industrial Average and the broader market.

              Alliance Growth Portfolio (Alliance Capital Management L.P.)

                Alliance Growth significantly outperformed (+6.6%) both the S&P
              500 (+3.2) and the Russell 1000 Growth (+4.8) indices for the six-month period ended July 31, 2000. Although somewhat volatile in April and May, portfolio performance was particularly strong due to stock selection within the Technology and Finance sectors. Intel, EMC, Cisco

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              Systems, Corning, Nortel Networks, Citigroup and Morgan Stanley
              Dean Witter all contributed positively.

                As of July 31, 2000, Technology, Consumer Services and Finance
              were the largest weighted sectors. The top ten portfolio holdings were Tyco (6.3%), Intel (5.5%), Nokia (5.3%), Pfizer (5.0%), Cisco Systems (5.0%), Citigroup (4.1%), Applied Materials (4.1%), Home Depot (3.6%), Liberty Media (3.5%) and Time Warner (3.4%). We will continue to emphasize quality companies with excellent management and strong financial resources.

              Goldman Sachs Research Portfolio (Goldman Sachs Asset Management)

                The Portfolio commenced operation on July 5, 2000 and seeks to deliver the sector views of Goldman Sachs Investment Research through an actively managed, focused portfolio of 25-35 equity securities that comprise the U.S. Select List. The portfolio consists of equity securities that the Goldman Sachs U.S. Stock Selection Committee expects, as a whole, to outperform the S&P 500 Index over the next 12 to 18 months. The list is consistent with overall investment policy and emphasizes strategically favored economic sectors. Updated on a regular basis, the U.S. Select List has consisted primarily of common stocks of relatively large U.S. companies, although the list is not restricted to large-cap companies.

              MFS Growth and Income Portfolio (MFS Investment Management)

                The Portfolio returned +3.0% for the six-month period ended July
              31, 2000, slightly underperforming the +3.2% return of the S&P
              500. An underweight in the volatile Technology sector had a significant impact on performance and portfolio volatility. The sector has had periods of both strong over and under market performance thus far in 2000.

                We continue to maintain a broadly diversified portfolio with positions in a wide array of firms classified as both value and growth (at a reasonable price). Holdings such as: Hartford Financial Services, State Street Bank, Pharmacia, Pfizer, Safeway and BP Amoco offer favorable growth opportunities at reasonable valuations and provided exceptional performance during the period. We were able to find some value in pharmaceutical stocks early in the period and many of these holdings appreciated, as pipelines remained full of new products. We also see strong investment opportunities and the potential for large profits in the Technology sector -- which contains some of the fastest-growing and most innovative companies in the world. Given an environment of healthy economic growth, reasonable interest rates, and a favorable outlook for corporate earnings growth, we continue to have a positive long-term outlook for domestic equity markets.

              Putnam Growth Portfolio (Putnam Investments)

                The Putnam Growth Portfolio returned +2.2%, slightly
              underperforming the S&P 500 Index, which returned +3.2% for the six months ended July 31, 2000. Performance was largely mixed as many positions that benefited the portfolio in the first portion of the period later detracted from returns. For example, our overweighting in Technology -- an early boon -- later dragged on results as the Technology sector plummeted. We did, however, take advantage of lower prices to add to some positions in the sector. Financials and Healthcare performed well during the period as investors increasingly gravitated to the perceived stability of these two sectors.

                We expect the current economic environment of moderating growth and low inflation to continue for the rest of 2000. We also believe that the current environment will reward
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              high-quality growth companies that are experiencing strong demand for their products and stable or improving pricing power. Going forward, within the Technology sector we will emphasize communications equipment, semiconductors, and software. We will concentrate on entertainment, cable programming, media, and household products.

              Blue Chip Growth Portfolio (SunAmerica Asset Management Corp.)

                The Blue Chip Growth Portfolio launched on July 5, 2000; the portfolio invests in high-quality companies with established track records in consistent growth sectors such as Finance, Healthcare and Technology. The top equity holdings in the portfolio as of July 31, 2000 were EMC Corp., General Electric Co., Cisco Systems, Tycom Ltd. and Intel Corp.

                The prospects for the remainder of 2000 are favorable for U.S.
              equity markets. Although volatility will likely remain as strong growth unwinds and the Fed watches inflation, the basic underpinnings for the financial markets are positive.

              Real Estate Portfolio (Davis Selected Advisors, L.P.)

                The Real Estate Portfolio generated a total return of +22.5% for the six-month period ended July 31, 2000, significantly outperforming the Wilshire REIT ("Real Estate Investment Trust") Index return of +19.8% over the same time period.

                During the past six months, stock investors shifted assets to
              REITs and real estate companies in an effort to find "safe havens" from the volatility in big cap equities and real estate investments improved significantly. The portfolio benefited from top positions in Avalon Bay Communities (+41% for the period) and Boston Properties (+42%). We will continue to apply our investment discipline, and invest only in well-run businesses, purchased at attractive valuations, that are capable of generating steady growth and solid returns on capital over time.

              Small Company Value Portfolio (First American Asset Management)

                The portfolio returned +11.0% for the period, in line with the
              +12.3% for the Russell 2000 Value Index. The primary factors contributing to the slight underperformance were sharp moves during July within three sectors. The Energy sector, in which the portfolio is overweighted, gave up some of the ground made earlier in the year as prospective oil supply increased. Also, an overweighting in Technology stocks was negative, as investors reassessed the growth rates of certain segments such as wireless communications and semiconductors, and those segments were quite volatile. Finally, we were somewhat underweighted in Financial Services stocks, which, aided by expectations for an end to the Federal Reserve's interest rate increases, closed the period with strong results.

                Overall, small-cap valuations are improving relative to large cap, and the gap between small-cap value and small-cap growth is narrowing. In spite of the recent strong performance, small-cap value stocks remain attractively valued and could be poised for potential relative performance strength. The portfolio's largest holdings are well-balanced, in multiple industries and include some strong performers for the period: Radian Group, Alliant Techsystems, TCF Financial, Radisys Corp, National Computer Systems and Venator Group all provided good results.

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              MFS Mid-Cap Growth Portfolio (MFS Investment Management)

                The Portfolio returned over +21.4% for the six-month period ended July 31, 2000, significantly outpacing the +13.9% results for its benchmark index, the S&P 400 MidCap. The strong outperformance can be attributed to a valuation driven shift away from Technology holdings before the correction in March and April. We were then able to move money back into some of these firms at significantly lower prices.

                We currently see opportunity in Technology, Business Services, and Energy. In the Technology sector, we feel that data storage companies such as Emulex and Seagate Technology remain at reasonable valuations and offer strong growth prospects. We will, however, continue to avoid areas of Technology where we feel that higher valuations cannot be justified by projected earnings. In the Business Services area, we are invested in several firms that enable business transactions on the Internet. Companies such as RSA Security and CheckFree provide services that we believe will be essential to making the Internet a reliable medium for conducting business. Finally, we see opportunity in two areas of the Energy sector: deep-water oil drillers and natural gas exploration and production.

                We will continue to look for growing businesses and industry leaders that have made the transition from small cap to mid cap. Our goal is to use our research to find the companies that will dominate their fields and to invest early, before the market recognizes their growth potential.

              Aggressive Growth Portfolio (SunAmerica Asset Management Corp.)

                The Aggressive Growth Portfolio returned +3.0% for the six-month period ending July 31, 2000, slightly underperforming the portfolio's benchmark return of +3.7% for the Russell 3000 Growth Index, but outperforming the Nasdaq Composite Index return of -4.4%.

                During this period we made significant changes to the portfolio.
              While our industry investments within the Technology, Telecommunications, Healthcare, Energy and Consumer sectors remained dominant in the portfolio, weightings were reduced and the focus within each sector changed. Many of the portfolio's best performing investments from 1998 and 1999 have either been trimmed or sold outright to lock in significant gains achieved during these years. New positions were established in the optical networking and components arena with investments in JDS Uniphase, Ciena, Redback Networks, Avanex and New Focus Corp. Other new areas of technology focused on established software companies such as Siebel Systems and BEA Systems and B2B software companies including i2 Technologies and Ariba. While the portfolio's holdings in Healthcare were unchanged, a 5% position was added in biotech -- specifically in specialty pharmaceutical companies.

                While volatility and perhaps a slowing in economic growth
              achieved by the Federal Reserve have characterized the year thus far, we remain optimistic for the remainder of 2000. Currently, the portfolio is well positioned with fewer but well-focused investments and an opportunistic approach as we enter the third and fourth quarters of 2000.

---------------------

---------------------

              Growth Opportunities Portfolio (SunAmerica Asset Management Corp.)

                The Growth Opportunities Portfolio enjoyed a smooth launch on
              July 5, 2000. We put the assets to work immediately, investing in industry leaders in some of our favorite areas including Biotechnology, Technology and Oil Services.

                Second quarter 2000 earnings were very strong, lending support to our conviction that we remain in a moderate growth, benign inflationary environment. Volatility remains high, as there is a fair amount of liquidity rotating through the sectors and segments of the market. We continue to favor companies that deliver impressive revenue gains and have sustainable business models, dominant franchises and the ability to demonstrate operating leverage.

              International Growth and Income Portfolio (Putnam Investments)

                For the six-month period ending July 31, 2000, the portfolio gained +6.4%, significantly outperforming the MSCI EAFE Index, which returned -1.9% during the same period.

                Financial services, particularly in Europe, rallied as the pace of interest-rate hikes slowed. In addition, we were overweighted in Pharmaceuticals, which was another strong sector globally. Aventis (France) and Eisai (Japan) performed very well as their individual drug sales rallied. As a whole, Japan continued to struggle against its ongoing recession, rising national debt, and related credit fears.

                Most Asian economies continued to recover, particularly South
              Korea. Despite current problems in the Japanese economy, continued corporate actions as well as a weakening yen will help the Japanese economy over the long term. The outlook for European markets is encouraging amid increased economic activity, especially an upturn in the large German and British economies. In addition, European corporations continue to pursue aggressive consolidation in an effort to gain greater scale and competitiveness while enhancing shareholder value.

              Global Equities Portfolio (Alliance Capital Management L.P.)

                The Global Equities Portfolio (+3.2) outperformed the MSCI World
              Index (+0.6%) for the six-month period ended July 31, 2000. Strong portfolio performance was due to stock selection, particularly in North America. Overall, holdings such as Nokia, Intel, Sanmina, Vodafone and Morgan Stanley Dean Witter contributed positively to portfolio performance. Performance was somewhat volatile, as developed-country equity markets experienced some trouble during the second quarter of 2000. Actions by central bankers took their toll, while uncertainty about economic prospects caused some market volatility, although overall performance was positive.

                Based on market indicators, we expect slower economic growth going forward. In our way of thinking, the resumption of textbook-like economics and the bursting of the Internet bubble imply that we are back into a more normal investment environment -- one that favors those companies exhibiting the best available combination of growth and value.

              International Diversified Equities Portfolio (Morgan Stanley Asset Management)

                For this six-month period ended July 31, 2000 the International
              Diversified Equities Portfolio (-5.3%) underperformed the MSCI EAFE Index (-1.8%). There were two major

                                                           ---------------------

---------------------

              reasons for the underperformance: overweights in Japan and Singapore, and our allocation to the Technology sector.

                Japan's performance has been disappointing and we have reduced our overall exposure. We have moved to an underweighted position until we see political consensus to push forward with banking reform and corporate restructuring. We increased positions in both the United Kingdom and Switzerland. Both markets look relatively attractive on valuations and have attractive Financial and Pharmaceutical sector components. On an overall secular basis, we currently are underweighted in telecommunication services and technology equipment manufacturers. The Energy sector is overweighted, as we believe oil prices are very supportive of corporate earnings -- especially given the very small cushion of excess supply currently available in the global oil markets.

              Emerging Markets Portfolio (Putnam Investments)

                Performance was quite volatile in the short-term period. For the six months ended July 31, 2000, the portfolio declined -15.7% in U.S. dollar terms versus -13.2% for the MSCI Emerging Markets Free Index. Emerging markets experienced losses as the correction in global stock markets that began in the first quarter of 2000 generally continued into the second quarter of the year. Country selection was generally favorable. Overweight positions in Latin America's two largest countries, Brazil and Mexico, had a positive impact on relative performance.

                The prospects for emerging markets are improving, as
              interest-rate concerns have begun to ease, and we believe that we have seen the worst of the correction. In the near term, we expect the fate of key emerging markets to remain closely linked to developments in the U.S. financial markets. Over the long term, we remain bullish on emerging-markets stocks. Economic recovery in Asia is generally strong, and the key Latin American economies continue to gather momentum. The relatively low valuations of many of these markets, and the fact that they tend to benefit from an improving global economic growth outlook, should produce superior long-term returns from investments in emerging-equity markets.

              Technology Portfolio (Morgan Stanley Asset Management)

                After the portfolio's inception on July 5, 2000, the rest of
              July was characterized by significant volatility in technology markets. Market volatility was caused by investors' rapid rotation between old and new economy stocks.

                Companies such as SDL Inc., Extreme Networks, Nortel Networks and QLogic, were major contributors to performance. Although software was the worst performing Technology sector for July, our underweight position helped performance relative to the benchmark.

                With the second quarter earnings season largely over, results were, for the majority of the companies, in line with Wall Street's expectations or better. We believe that fundamentals remain strong across industries -- more specifically technology. We continue to feel the Fed is in the latter stages of interest rate increases and the combination of moderate growth globally, moderating interest rates and inflation provide a favorable backdrop for growth stocks.

---------------------

---------------------

              CONCLUSION

                We appreciate the opportunity to help you meet your long-term retirement goals and thank you for your investment in the SunAmerica Series Trust.

              Sincerely,

              [ELI BROAD SIGNATURE]
              Eli Broad
              Chairman and Chief Executive Officer
              Anchor National Life Insurance Company
              First SunAmerica Life Insurance Company

              September 13, 2000

                Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks and bonds are subject to additional risks including currency fluctuations, political and social instability, differing securities regulations and accounting standards, and limited public information. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Investments in securities related to gold and other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial, and political factors. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities is not guaranteed by the U.S. government or any other entity.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 81.3%                                  AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CERTIFICATES OF DEPOSIT -- 3.1%
                       CIBC Canadian Imperial 6.72% due 2/12/01....................  $ 5,000,000   $   4,988,400
                       Citibank Canada, Inc. 6.77% due 8/23/00(1)..................    5,000,000       4,999,500
                       Deutsche Bank 6.52% due 1/16/01.............................    5,000,000       4,986,795
                                                                                                   -------------
                       TOTAL CERTIFICATES OF DEPOSIT (cost $14,997,454)............                   14,974,695
                                                                                                   -------------
                       COMMERCIAL PAPER -- 47.0%
                       Abbey National NA 6.11% due 11/09/00........................    5,000,000       4,909,722
                       American Greetings Corp. 6.57% due 8/28/00..................    5,000,000       4,975,363
                       ANC Rental Funding 6.53% due 8/28/00........................    5,000,000       4,975,513
                       Asset Securitization Corp. 6.58% due 9/08/00................    5,000,000       4,965,272
                       Bear Stearns Cos., Inc. 6.05% due 10/06/00..................    5,000,000       4,940,208
                       British Telecommunications PLC 6.17% due 11/17/00...........    5,000,000       4,902,500
                       British Telecommunications PLC 6.19% due 12/08/00...........    5,000,000       4,883,183
                       British Telecommunications PLC 6.20% due 11/29/00...........    5,000,000       4,891,666
                       Caterpillar Financial Services 6.13% due 11/14/00...........    5,000,000       4,904,771
                       Citizens Utilities Co. 6.54% due 9/26/00....................    5,000,000       4,949,133
                       Compass Security 6.56% due 8/21/00..........................    5,000,000       4,981,778
                       Computer Sciences 6.62% due 9/05/00.........................    5,000,000       4,967,819
                       Cooper River Funding, Inc. 6.57% due 8/04/00................    5,000,000       4,997,262
                       Corporate Asset Security Ltd. 6.55% due 8/23/00.............    5,000,000       4,979,986
                       Delaware Funding Corp. 6.60% due 9/11/00....................    5,000,000       4,962,417
                       Falcon Asset Securitization Corp. 6.58% due 8/02/00.........    5,000,000       4,999,086
                       Forrestal Funding Master 6.58% due 10/18/00.................    5,000,000       4,929,367
                       FPL Fuels, Inc. 6.50% due 8/07/00...........................    5,000,000       4,994,583
                       Gap, Inc. 6.55% due 8/21/00.................................    5,000,000       4,981,806
                       General Motors Acceptance Corp. 6.55% due 10/03/00..........    5,000,000       4,944,450
                       Goldman Sachs Group LP 6.52% due 10/16/00...................    5,000,000       4,931,494
                       Goldman Sachs Group LP 6.58% due 8/18/00....................    5,000,000       4,984,464
                       Govco, Inc. 6.55% due 8/24/00...............................    5,000,000       4,979,076
                       Greyhawk Capital Corp. 6.52% due 9/22/00....................    5,000,000       4,952,911
                       Homeside Lending 6.51% due 8/22/00..........................    5,000,000       4,981,013
                       Kittyhawk Funding 6.55% due 10/16/00........................    5,000,000       4,931,389
                       Knight Ridder, Inc. 6.58% due 8/28/00.......................    5,000,000       4,975,325
                       Moat Funding LLC 6.60% due 12/08/00.........................    5,000,000       4,886,632
                       Motorola, Inc. 6.53% due 8/24/00............................    5,000,000       4,979,140
                       Motorola, Inc. 6.59% due 9/29/00............................    5,000,000       4,945,999
                       Park Avenue Receivables Corp. 6.52% due 8/28/00.............    5,000,000       4,975,550
                       Perry II Funding Corp. 6.62% due 8/16/00....................    5,000,000       4,986,208
                       Petrobras International Finance 6.50% due 8/14/00...........    5,000,000       4,988,264
                       Pooled Accounts Receivable Capital Corp. 6.55% due
                         10/05/00..................................................    5,000,000       4,941,410
                       Redwood Receivables Corp. 6.51% due 8/04/00.................    5,000,000       4,997,287
                       Scaldis & Scaldis 6.55% due 10/17/00........................    5,000,000       4,930,272
                       Seven Hills Funding Corp. 6.53% due 8/07/00.................    5,000,000       4,994,558
                       Silver Tower US Funding, LLC 6.16% due 10/10/00.............    5,000,000       4,936,222
                       Silver Tower US Funding, LLC 6.17% due 11/28/00.............    8,000,000       7,826,260
                       Silver Tower US Funding, LLC 6.34% due 12/29/00.............    5,000,000       4,862,708
                       Sydney Capital Corp., Inc. 6.61% due 8/14/00................    5,000,000       4,988,065
                       Victory Receivables Corp. 6.54% due 8/09/00.................    5,000,000       4,992,733
                       Windmill Funding Corp. 6.59% due 8/23/00....................    5,000,000       4,979,864

---------------------


                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES (CONTINUED)                               AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       COMMERCIAL PAPER (continued)
                       Wisconsin Energy Corp. 6.50% due 8/16/00....................  $ 5,000,000   $   4,986,458
                       Wisconsin Energy Corp. 6.50% due 9/01/00....................    5,000,000       4,972,014
                                                                                                   -------------
                       TOTAL COMMERCIAL PAPER (cost $225,983,324)..................                  225,941,201
                                                                                                   -------------
                       CORPORATE SHORT-TERM NOTES -- 19.3%
                       ABB Treasury Centre, Inc. 6.52% due 9/08/00.................    5,000,000       4,965,589
                       American Express Centurion Bank 6.59% due 8/23/00(1)........    5,000,000       5,000,000
                       American Honda Finance Corp. 6.19% due 8/08/00(1)...........    5,000,000       5,000,000
                       AT&T Corp. 6.56% due 8/08/00(1).............................    5,000,000       4,997,540
                       AT&T Corp. 6.75% due 8/14/00(1).............................    5,000,000       5,000,000
                       Bank of America 6.65% due 10/27/00(1).......................    5,000,000       5,000,000
                       Bank of America 6.67% due 8/01/00(1)........................    7,000,000       7,000,000
                       Bear Stearns Cos., Inc. 6.68% due 8/09/00(1)................    5,000,000       5,000,000
                       Bear Stearns Cos., Inc. 6.74% due 8/09/00(1)................    5,000,000       5,000,000
                       DaimlerChrysler NA 6.69% due 8/22/00(1).....................    5,000,000       5,000,000
                       First Union National 6.67% due 8/16/00(1)...................    5,000,000       5,000,000
                       Fleet Boston Corp. 6.71% due 9/13/00(1).....................    5,000,000       4,993,750
                       Formosa Plastics Corp. 6.60% due 1/17/01....................    5,000,000       4,846,491
                       Goldman Sachs Group LP 6.86% due 10/16/00(1)................    2,000,000       2,000,000
                       Merrill Lynch & Co., Inc. 6.58% due 8/21/00(1)..............    5,000,000       5,000,000
                       Merrill Lynch & Co., Inc. 6.69% due 10/18/00(1).............    5,000,000       5,000,000
                       National Rural Utilities Corp. 6.71% due 10/20/00(1)........    4,000,000       4,000,000
                       SBC Communications, Inc. 6.50% due 8/15/00..................    5,000,000       5,000,811
                       Sigma Finance Corp. 6.80% due 8/25/00(1)....................    5,000,000       5,000,000
                                                                                                   -------------
                       TOTAL CORPORATE SHORT-TERM NOTES (cost $92,806,260).........                   92,804,181
                                                                                                   -------------
                       FEDERAL AGENCY OBLIGATIONS -- 9.5%
                       Federal Home Loan Banks 6.04% due 9/01/00...................    5,000,000       5,000,000
                       Federal Home Loan Banks 6.40% due 8/11/00...................   11,000,000      10,980,444
                       Federal Home Loan Mortgage Corp. 6.39% due 9/19/00..........   20,000,000      19,826,050
                       Federal Home Loan Mortgage Corp. 6.44% due 8/01/00..........   10,000,000      10,000,000
                                                                                                   -------------
                       TOTAL FEDERAL AGENCY OBLIGATIONS (cost $45,806,494).........                   45,806,494
                                                                                                   -------------
                       MUNICIPAL BONDS -- 2.4%
                       Illinois Student Assistance Corp., Series B 6.61% due
                         8/02/00(1)................................................    4,000,000       4,000,000
                       Illinois Student Assistance Corp., Series D 6.61% due
                         8/02/00(1)................................................    3,000,000       3,000,000
                       Texas State General Obligation 6.61% due 8/02/00(1).........    4,445,000       4,445,000
                                                                                                   -------------
                       TOTAL MUNICIPAL BONDS (cost $11,445,000)....................                   11,445,000
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $391,038,532).............                  390,971,571
                                                                                                   -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENTS -- 27.3%                                  AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 27.3%
                       Paine Webber, Inc. Joint Repurchase Agreement Account (Note
                         3)........................................................  $80,000,000   $  80,000,000
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)..........................................   51,531,000      51,531,000
                                                                                                   -------------
                       TOTAL REPURCHASE AGREEMENTS (cost 131,531,000)..............                  131,531,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $522,569,532)                          108.6%                         522,502,571
                       Liabilities in excess of other assets --        (8.6)                         (41,344,069)
                                                                      ------                       -------------
                       NET ASSETS --                                  100.0%                       $ 481,158,502
                                                                      ======                       =============


              -----------------------------

              (1) Variable rate security; date shown reflects next reset date;
                  rate as of July 31, 2000

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO               INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 90.7%                                          AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 9.4%
                       Apparel & Textiles -- 0.7%
                       Collins & Aikman Floorcoverings, Inc., Series B 10.00%
                         2007......................................................  $    50,000   $      48,750
                       Collins & Aikman Products Co., Series B 11.50% 2006.........      150,000         145,500
                       GFSI, Inc., Series B 9.63% 2007.............................      200,000         148,000
                       Pillowtex Corp. 9.00% 2007..................................       75,000          15,000
                       Pillowtex Corp. 10.00% 2006.................................      175,000          35,000
                       Polymer Group, Inc., Series B 8.75% 2008....................      150,000         124,500
                       Polymer Group, Inc., Series B 9.00% 2007....................      250,000         210,625
                       Reliance Industries Ltd. 8.25% 2027*........................      500,000         469,500

                       Automotive -- 1.8%
                       Aftermarket Technology Corp. 12.00% 2004....................      150,000         149,438
                       American Axle & Manufacturing, Inc. 9.75% 2009..............      400,000         379,000
                       Dana Corp. 6.25% 2004.......................................    1,150,000       1,086,882
                       General Motors Acceptance Corp. 6.75% 2002..................      600,000         591,498
                       HDA Parts Systems, Inc. 12.00% 2005.........................      150,000         100,500
                       JL French Automotive Casting, Series B 11.50% 2009..........      200,000         171,000
                       Lear Corp. 9.50% 2006.......................................      125,000         122,461
                       Lear Corp., Series B 8.11% 2009.............................      400,000         360,964
                       Nationsrent, Inc. 10.38% 2008...............................      125,000          92,500
                       Oxford Automotive, Inc., Series A 10.13% 2007...............      200,000         180,000
                       Transportation Manufacturing Operations 11.25% 2009.........      200,000         173,500

                       Housing -- 0.3%
                       American Builders & Contractors Supply Co., Inc. 10.63%
                         2007......................................................       75,000          63,000
                       Formica Corp., Series B 10.88% 2009.........................      175,000         135,187
                       Juno Lighting, Inc. 11.88% 2009.............................      100,000          84,000
                       NCI Buildings Systems, Inc., Series B 9.25% 2009............       75,000          69,750
                       Sleepmaster LLC, Series B 11.00% 2009.......................      150,000         141,000

                       Retail -- 6.6%
                       Boyds Collection Ltd., Series B 9.00% 2008..................       89,000          80,100
                       Buhrmann US, Inc. 12.25% 2009...............................      175,000         182,437
                       Jitney Jungle Stores of America, Inc. 10.38% 2007(1)........      125,000             938
                       Jostens, Inc. 12.75% 2010*(2)...............................      125,000         123,750
                       KMart Corp., Series 95K3 8.54% 2015.........................    1,416,257       1,279,050
                       Kroger Co. 7.25% 2009.......................................    1,950,000       1,844,751
                       May Department Stores Co. 9.88% 2021........................    1,500,000       1,596,375
                       Sealy Mattress Co., Series B zero coupon 2007(3)............      250,000         183,750
                       Sears, Roebuck & Co. 10.00% 2012............................    1,300,000       1,468,766
                       ShopKo Stores, Inc. 8.50% 2002..............................      450,000         452,340
                       ShopKo Stores, Inc. 9.25% 2022..............................    1,300,000       1,162,082
                       Target Corp. 7.50% 2005.....................................    1,000,000       1,015,255
                       TJX Cos., Inc. 7.45% 2009...................................    2,000,000       1,913,666
                       U.S. Office Products Co. 9.75% 2008.........................      300,000          60,000
                       Wal-Mart Stores, Inc. 6.88% 2009............................      900,000         880,119
                                                                                                   -------------
                                                                                                      17,340,934
                                                                                                   -------------

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 3.0%
                       Food, Beverage & Tobacco -- 2.3%
                       Agrilink Foods, Inc. 11.88% 2008............................  $   225,000   $     175,500
                       Anheuser-Busch Cos., Inc. 7.00% 2005........................      250,000         244,953
                       Anheuser-Busch Cos., Inc. 7.10% 2007........................      325,000         317,398
                       Carrols Corp. 9.50% 2008....................................      150,000         126,750
                       Del Monte Foods Co., Series B zero coupon 2007(3)...........      125,000          94,063
                       Dominos, Inc., Series B 10.38% 2009.........................      200,000         191,000
                       Eagle Family Foods, Inc. 8.75% 2008.........................      250,000         147,500
                       Fred Meyer, Inc. 7.45% 2008.................................      250,000         240,332
                       International Home Foods, Inc. 10.38% 2006..................      250,000         268,750
                       National Wine & Spirits 10.13% 2009.........................      200,000         194,000
                       Nebco Evans Holding Co. zero coupon 2007(1)(3)..............      125,000               0
                       Royster-Clark, Inc. 10.25% 2009.............................      125,000         102,187
                       Safeway, Inc. 7.25% 2004....................................    1,750,000       1,729,450
                       Triarc Consumer Products Group LLC 10.25% 2009..............      200,000         194,500
                       Volume Services America, Inc. 11.25% 2009...................      100,000          91,500

                       Household Products -- 0.7%
                       Fort James Corp. 6.23% 2011(4)..............................      600,000         595,140
                       Fort James Corp. 8.38% 2001.................................      250,000         251,930
                       NBTY, Inc., Series B 8.63% 2007.............................      100,000          86,500
                       Playtex Family Products Corp. 9.00% 2003....................      200,000         196,500
                       Revlon Consumer Products Corp. 8.63% 2008...................      500,000         255,000
                                                                                                   -------------
                                                                                                       5,502,953
                                                                                                   -------------
                       ENERGY -- 6.7%
                       Energy Services -- 1.2%
                       Coastal Corp. 9.75% 2003....................................      250,000         264,950
                       Continental Resources, Inc. 10.25% 2008.....................      125,000         112,813
                       Enersis SA 7.40% 2016.......................................      600,000         517,260
                       ISG Resources, Inc. 10.00% 2008.............................       50,000          45,500
                       Phillips Petroleum Co. 8.75% 2010...........................      500,000         531,610
                       Pride Petroleum Services, Inc. 9.38% 2007...................      175,000         175,000
                       R&B Falcon Corp. 12.25% 2006................................      250,000         275,000
                       Veritas DGC, Inc., Series C 9.75% 2003......................      250,000         251,250

                       Energy Sources -- 5.5%
                       Edison Mission Holdings Co. 8.73% 2026*.....................    1,200,000       1,169,556
                       Forest Oil Corp. 10.50% 2006................................      150,000         154,500
                       Husky Oil Ltd. 7.13% 2006...................................    1,350,000       1,278,652
                       Husky Oil Ltd. 7.55% 2016...................................    1,000,000         899,050
                       Pemex Finance Ltd. 9.03% 2011*..............................    2,000,000       2,032,560
                       Pogo Producing Co., Series B 10.38% 2009....................      200,000         206,500
                       Sun Co., Inc. 9.00% 2024....................................    1,750,000       1,868,116
                       Tosco Corp. 8.13% 2030......................................    1,400,000       1,416,247
                       Triton Energy Ltd. 8.75% 2002...............................      125,000         124,375
                       Union Pacific Resources Group, Inc. 7.00% 2006..............      500,000         482,850
                       USX Corp. 9.38% 2022........................................      550,000         619,834
                                                                                                   -------------
                                                                                                      12,425,623
                                                                                                   -------------
                       FINANCE -- 25.9%
                       Banks -- 3.4%
                       ABN Amro Holdings NV 7.30% 2026.............................      500,000         466,885
                       City National Bank California 6.38% 2008....................    1,225,000       1,128,494
                       Corporacion Andina de Fomento 7.25% 2007....................      750,000         714,645
                       Corporacion Andina de Fomento 8.88% 2005....................      435,000         448,498
                       Den Danske Bank 7.40% 2007*(4)..............................      500,000         495,350
                       Firstbank Puerto Rico 7.63% 2005............................      750,000         693,159

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       National Bank of Canada, Series B 8.13% 2004................  $ 1,850,000   $   1,879,785
                       Swedbank 7.50% 2049*(4).....................................      500,000         467,701

                       Financial Services -- 17.4%
                       125 Home Loan Owner Trust, Series 1998-1A, Class B 9.26%
                         2029(5)...................................................    1,250,000       1,155,859
                       Amvescap PLC 6.60% 2005.....................................    2,400,000       2,261,791
                       Arvin Capital I 9.50% 2027..................................    1,000,000         937,090
                       Barclays North American Capital Corp. 9.75% 2021............    1,200,000       1,264,524
                       Capital One Financial Corp. 7.13% 2008......................      300,000         279,075
                       CNA Financial Corp. 6.95% 2018..............................      500,000         389,400
                       Conseco Finance Corp. 10.25% 2002...........................      970,000         708,100
                       Continental Global Group, Inc., Series B 11.00% 2007........      150,000          49,125
                       Delphi Financial Group, Inc. 8.00% 2003.....................    1,250,000       1,215,655
                       Delphi Funding LLC, Series A 9.31% 2027.....................      800,000         596,088
                       Deutsche Telekom International Finance BV 8.25% 2030........    1,600,000       1,632,288
                       Donaldson, Lufkin & Jenrette, Inc. 6.88% 2005...............      500,000         480,010
                       Farmer Corp. 7.57% 2029*....................................    2,200,000       2,125,750
                       Fertinitro Finance, Inc. 8.29% 2020*........................    1,005,000         619,874
                       Finova Capital Corp. 7.25% 2004.............................    1,750,000       1,569,102
                       Florida Panthers Holdings, Inc. 9.88% 2009..................      225,000         211,500
                       Ford Motor Credit Co. 7.38% 2009............................    1,500,000       1,449,540
                       General Electric Capital Corp., Series A 6.65% 2002.........    1,750,000       1,737,120
                       General Motors Corp. 9.45% 2011.............................      250,000         282,725
                       Golden State Holdings 7.13% 2005............................      625,000         567,950
                       Green Tree Financial Corp., Series 1999-A, Class B2A 7.44%
                         2029......................................................       11,071          11,059
                       Lehman Brothers Holdings, Inc., Series F 7.00% 2003.........      450,000         441,138
                       Lehman Brothers, Inc. 7.38% 2007............................    1,250,000       1,210,587
                       Merrill Lynch & Co., Inc. 5.50% 2029(5).....................      272,240         257,054
                       Merrill Lynch & Co., Inc. 6.00% 2009........................    1,250,000       1,119,388
                       Paine Webber Group, Inc. 7.63% 2009.........................    2,000,000       1,973,920
                       Regional Diversified Funding Ltd. 9.25% 2030*...............    2,500,000       2,458,827
                       Reinsurance Group America, Inc. 7.25% 2006*.................      500,000         469,203
                       Resolution Funding Corp. zero coupon 2021...................      640,000         174,502
                       Salomon, Inc. 7.20% 2004....................................      525,000         521,168
                       Santander Financial Issuances Ltd. 7.25% 2015...............    1,000,000         932,770
                       Sprint Capital Corp. 6.38% 2009.............................    1,000,000         905,320
                       Sun Communities Operating LP 6.77% 2005.....................      900,000         823,652
                       Susa Partnership LP 7.50% 2027..............................    1,050,000         875,406
                       Susa Partnership LP 8.20% 2017..............................      250,000         232,158
                       Trizec Finance Corp., Ltd. 10.88% 2005......................      200,000         203,000

                       Insurance -- 5.1%
                       Conseco, Inc. 10.50% 2004...................................      750,000         596,250
                       Continental Corp. 7.25% 2003................................      750,000         721,935
                       Equitable Life Assurance Society USA 7.70% 2015*............    1,000,000       1,027,140
                       Geico Corp. 9.15% 2021......................................    2,200,000       2,357,784
                       Life Re Capital Trust I 8.72% 2027*.........................    1,000,000         972,550
                       Marsh & McLennan Cos., Inc. 7.13% 2009......................    1,250,000       1,193,388
                       Provident Financing Trust, Inc. 7.41% 2038..................      350,000         262,373
                       Union Central Life Insurance 8.20% 2026*....................    1,250,000       1,125,084
                       USF&G Capital II, Series B 8.47% 2027.......................      850,000         865,436
                       USF&G Capital III 8.31% 2046*...............................      250,000         230,837
                                                                                                   -------------
                                                                                                      47,789,012
                                                                                                   -------------
                       HEALTHCARE -- 1.4%
                       Health Services -- 1.1%
                       Columbia/HCA Healthcare Corp. 6.91% 2005....................      300,000         275,250
                       Everest Healthcare Services Corp. 9.75% 2008................      150,000         129,000

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Health Services (continued)
                       Genesis Health Ventures, Inc. 9.88% 2009(1).................  $   200,000   $      20,000
                       Hudson Respiratory Care, Inc. 9.13% 2008....................      125,000          88,750
                       Tenet Healthcare Corp. 8.00% 2005...........................      450,000         438,188
                       Tenet Healthcare Corp., Series B 8.13% 2008.................    1,050,000         989,625

                       Medical Products -- 0.3%
                       Conmed Corp. 9.00% 2008.....................................      200,000         174,000
                       Hanger Orthopedic Group 11.25% 2009.........................      100,000          85,500
                       Kinetic Concepts, Inc., Series B 9.63% 2007.................      300,000         228,000

                       Medical Products & Services -- 0.0%
                       Dade International, Inc., Series B 11.13% 2006..............      200,000          78,000
                                                                                                   -------------
                                                                                                       2,506,313
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 6.8%
                       Aerospace & Military Technology -- 0.2%
                       Eagle-Picher Industries, Inc. 9.38% 2008....................      300,000         250,500
                       Fairchild Corp. 10.75% 2009.................................      225,000         164,250

                       Business Services -- 3.7%
                       Albecca, Inc. 10.75% 2008...................................      200,000         177,500
                       Allied Waste North America, Inc., Series B 7.63% 2006.......      500,000         448,750
                       Allied Waste North America, Inc., Series B 10.00% 2009......      600,000         522,000
                       Coinmach Corp., Series D 11.75% 2005........................       50,000          48,750
                       Condor Systems, Inc. 11.88% 2009*...........................       50,000          24,500
                       Glenoit Corp. 11.00% 2007(1)................................       50,000           7,000
                       Hertz Corp. 7.00% 2028......................................      780,000         688,319
                       Neenah Corp., Series B 11.13% 2007..........................      150,000         112,875
                       Neenah Corp., Series F 11.13% 2007..........................       75,000          56,438
                       SITEL Corp. 9.25% 2006......................................      200,000         183,500
                       SMFC Trust 7.76% 2025(5)....................................      228,474         182,208
                       Unisys Corp. 11.75% 2004....................................    2,050,000       2,173,000
                       United Rentals, Inc., Series B 9.00% 2009...................      150,000         136,125
                       United Rentals, Inc., Series B 9.25% 2009...................      250,000         231,875
                       URS Corp., Series B 12.25% 2009.............................      125,000         127,500
                       USA Waste Services, Inc. 7.13% 2007.........................      750,000         683,062
                       Waste Management, Inc. 8.75% 2018...........................      850,000         794,197
                       WESCO Distribution, Inc., Series B 9.13% 2008...............      300,000         280,875

                       Electronics -- 0.1%
                       Amphenol Corp. 9.88% 2007...................................       90,000          91,800

                       Machinery -- 0.2%
                       Accuride Corp., Series B 9.25% 2008.........................      100,000          84,500
                       Clark Material Handling Co., Series D 10.75% 2006(1)........      100,000          15,000
                       National Equipment Services, Inc., Series B 10.00% 2004.....       50,000          41,000
                       National Equipment Services, Inc., Series C 10.00% 2004.....      150,000         124,500
                       Woods Equipment Co., Series B 12.00% 2009...................      100,000          80,000

                       Manufacturing -- 0.0%
                       International Utility Structures 10.75% 2008................       50,000          41,000

                       Multi-Industry -- 1.9%
                       AES Drax Energy, Ltd. 11.50% 2010*..........................      100,000         102,750
                       Blount Inc. 13.00% 2009.....................................      150,000         150,563
                       Cabot Safety Corp. 12.50% 2005..............................      150,000         150,750
                       Fisher Scientific International, Inc. 9.00% 2008............      450,000         415,125
                       Hexcel Corp. 9.75% 2009.....................................       75,000          68,250
                       Russell Stanley Holdings, Inc. 10.88% 2009..................       75,000          37,500
                       SCG Holding & Semiconductor Corp. 12.00% 2009...............       97,000         104,760

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Multi-Industry (continued)
                       Tekni-Plex, Inc. 12.75% 2010*...............................  $    50,000   $      51,000
                       Williams Cos., Inc. 6.50% 2008..............................      550,000         505,401
                       Yosemite Security Trust I 8.25% 2004*.......................    1,850,000       1,846,762
                       Transportation -- 0.7%
                       Allied Holdings, Inc. 8.63% 2007............................      100,000          86,500
                       Ameritruck Distribution Corp. 12.25% 2005(1)................      100,000           1,500
                       Burlington Northern Santa Fe Corp., Series 99-2 7.57%
                         2021......................................................      521,182         504,191
                       Gearbulk Holdings Ltd. 11.25% 2004..........................      250,000         250,625
                       Holt Group, Inc. 9.75% 2006.................................      100,000          11,000
                       Railworks Corp. 11.50% 2009.................................      150,000         135,000
                       Stena AB 8.75% 2007.........................................      200,000         174,000
                       Stena AB 10.50% 2005........................................      100,000          98,750
                       Stena Line AB 10.63% 2008...................................      100,000          58,000
                                                                                                   -------------
                                                                                                      12,523,451
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 12.4%
                       Broadcasting & Media -- 8.1%
                       Acme Television LLC zero coupon 2004(3).....................      150,000         142,687
                       AMFM Operating, Inc. 12.63% 2006............................       31,700          37,248
                       Big City Radio, Inc. zero coupon 2005(3)....................      200,000         106,000
                       Capstar Broadcasting Partners, Inc. 12.00% 2009(6)..........       63,100          72,881
                       CF Cable TV, Inc. 9.13% 2007................................      500,000         526,530
                       Chancellor Media Corp. 9.00% 2008...........................      150,000         153,375
                       Chancellor Media Corp., Series B 8.13% 2007.................      600,000         604,500
                       Chancellor Media Corp., Series B 8.75% 2007.................       50,000          50,500
                       Charter Communications Holdings zero coupon 2011(3).........      925,000         531,875
                       Comcast Cable Communications Corp. 8.50% 2027...............      500,000         517,715
                       Continental Cablevision, Inc. 9.50% 2013....................    1,950,000       2,058,985
                       Cox Communications, Inc. 6.69% 2004.........................      250,000         242,017
                       CSC Holdings, Inc. 9.25% 2005...............................      325,000         329,062
                       CSC Holdings, Inc. 9.88% 2006...............................      100,000         102,250
                       Diamond Cable PLC zero coupon 2007(3).......................      150,000         117,188
                       Echostar DBS Corp. 9.38% 2009...............................      450,000         433,687
                       Fox/Liberty Networks LLC zero coupon 2007(3)................      250,000         206,875
                       Fox/Liberty Networks LLC 8.88% 2007.........................      100,000         100,500
                       Garden State Newspapers, Inc., Series B 8.75% 2009..........       50,000          45,875
                       Golden Sky DBS, Inc., Series B zero coupon 2007(3)..........      125,000          86,250
                       Harcourt General, Inc. 6.70% 2007...........................    2,000,000       1,775,240
                       Hollinger International Publishing, Inc. 9.25% 2007.........      125,000         123,750
                       International CableTel., Inc., Series B zero coupon
                         2006(3)...................................................      250,000         245,000
                       News America Holdings, Inc. 7.90% 2095......................      450,000         394,898
                       News America Holdings, Inc. 8.00% 2016......................      650,000         631,540
                       News America Holdings, Inc. 10.13% 2012.....................      750,000         792,382
                       Paramount Communications, Inc. 7.50% 2002...................      400,000         399,032
                       Paramount Communications, Inc. 8.25% 2022...................    1,800,000       1,746,738
                       Pegasus Communications Corp., Series B 9.63% 2005...........      100,000          97,250
                       Pegasus Communications Corp., Series B 9.75% 2006...........      150,000         145,875
                       RCN Corp., Series B zero coupon 2007(3).....................      400,000         228,000
                       Regal Cinemas, Inc. 9.50% 2008..............................      350,000          70,000
                       Sinclair Broadcast Group, Inc. 8.75% 2007...................      250,000         227,500
                       Sinclair Broadcast Group, Inc. 9.00% 2007...................      225,000         208,125
                       Telewest Communications PLC zero coupon 2007(3).............      425,000         408,000
                       United Pan-Europe Communications NV zero coupon 2009(3).....      150,000          69,000
                       United Pan-Europe Communications, Series B zero coupon
                         2009(3)...................................................      600,000         276,000
                       Viacom International, Inc. 10.25% 2001......................      400,000         411,232
                       XM Satellite Radio Holdings, Inc. 14.00% 2010*(2)...........      125,000         116,563
                       Ziff Davis Media, Inc. 12.00% 2010*.........................       75,000          76,125

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Cable -- 0.5%
                       Diamond Holdings PLC 9.13% 2008.............................  $   100,000   $      94,000
                       NTL Communications Corp., Series B zero coupon 2008(3)......      475,000         313,500
                       Telewest Communications PLC zero coupon 2009(3).............      125,000          70,000
                       UIH Australia Pacific, Inc., Series B zero coupon 2006(3)...      200,000         185,000
                       United International Holdings, Inc., Series B zero coupon
                         2008(3)...................................................      350,000         253,750
                       Entertainment Products -- 0.2%
                       True Temper Sports, Inc., Series B 10.88% 2008..............      125,000         118,906
                       Williams Communications Group, Inc. 10.88% 2009.............      300,000         285,000
                       Leisure & Tourism -- 3.6%
                       Advantica Restaurant Group, Inc. 11.25% 2008................      100,000          66,000
                       AMF Bowling Worldwide, Inc. zero coupon 2006(3).............      197,000          39,400
                       Continental Airlines, Inc., Series 974B 6.90% 2017..........      734,701         670,958
                       Continental Airlines, Inc., Series 99-2 7.73% 2011..........      313,815         300,509
                       Courtyard by Marriott II Ltd., Series B 10.75% 2008.........       50,000          49,125
                       Delta Air Lines, Inc. 8.30% 2029............................      650,000         587,373
                       HMH Properties, Inc., Series B 7.88% 2008...................      450,000         408,375
                       HMH Properties, Inc., Series C 8.45% 2008...................      200,000         188,000
                       International Speedway Corp. 7.88% 2004.....................    2,250,000       2,239,880
                       Northwest Airlines Corp. 8.07% 2019.........................      600,000         601,392
                       Premier Parks, Inc. zero coupon 2008(3).....................      650,000         433,875
                       Premier Parks, Inc. 9.75% 2007..............................      250,000         237,500
                       Southwest Airlines Co. 7.38% 2027...........................      215,000         203,061
                       United Air Lines, Inc., Series 00-1 7.73% 2010..............      650,000         649,519
                                                                                                   -------------
                                                                                                      22,903,373
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 10.2%
                       Cellular -- 0.6%
                       Centennial Cellular Operating Co. 10.75% 2008...............      175,000         168,437
                       Crown Castle International Corp. zero coupon 2011#(3).......      425,000         265,625
                       Crown Castle International Corp. zero coupon 2011#(3).......      250,000         161,250
                       US Unwired, Inc., Series B zero coupon 2009*(3).............      100,000          52,250
                       Voicestream Wireless Corp. zero coupon 2009*(3).............      575,000         414,000
                       Computers & Business Equipment -- 0.8%
                       Anteon Corp. 12.00% 2009....................................      125,000         110,625
                       Dell Computer Corp. 7.10% 2028..............................    1,600,000       1,428,912
                       Electronics -- 0.3%
                       Fairchild Semiconductor Corp. 10.38% 2007...................      125,000         127,813
                       Flextronics International Ltd. 9.88% 2010...................       50,000          51,000
                       Metromedia Fiber Network, Inc. 10.00% 2009..................      250,000         242,500
                       Unifrax Investment Corp. 10.50% 2003........................      150,000         141,000
                       Internet Software -- 1.1%
                       Exodus Communications, Inc. 11.63% 2010*....................      125,000         125,625
                       PSINet, Inc., Series B 10.00% 2005..........................      200,000         160,000
                       PSINet, Inc. 11.00% 2009....................................      150,000         121,500
                       PSINet, Inc. 11.50% 2008....................................      100,000          83,000
                       Rhythms Netconnections, Inc. 14.00% 2010*...................      100,000          67,000
                       Verio, Inc. 10.63% 2009.....................................      100,000         115,000
                       Verio, Inc. 11.25% 2008.....................................    1,100,000       1,273,250

                       Paging -- 0.0%
                       Arch Communications Group, Inc. 12.75% 2007.................      100,000          77,000

                       Telecommunications -- 7.4%
                       Anixter, Inc. 8.00% 2003....................................    1,300,000       1,229,826
                       Call-Net Enterprises, Inc. zero coupon 2007(3)..............      250,000         100,000
                       Dolphin Telecom PLC, Series B zero coupon 2009(3)...........      200,000          66,000

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Global Crossing Holdings Ltd. 9.50% 2009....................  $   725,000   $     703,250
                       Hermes Europe Railtel BV 11.50% 2007........................      350,000         280,000
                       Intermedia Communications, Inc. zero coupon 2006(3).........      175,000         150,500
                       Intermedia Communications, Inc., Series B zero coupon
                         2007(3)...................................................      275,000         189,750
                       Intermedia Communications, Inc., Series B 8.60% 2008........      200,000         161,000
                       Level 3 Communications, Inc. zero coupon 2008(3)............      400,000         238,000
                       Level 3 Communications, Inc. 9.13% 2008.....................      675,000         585,562
                       McLeodUSA, Inc. zero coupon 2007(3).........................      350,000         290,500
                       McLeodUSA, Inc. 8.13% 2009..................................      175,000         157,500
                       McLeodUSA, Inc. 8.38% 2008..................................      100,000          91,000
                       Metricom Inc. 13.00% 2010...................................       50,000          36,500
                       Metronet Communications Corp. 10.63% 2008...................    1,100,000       1,214,125
                       Metronet Communications Corp. 12.00% 2007...................      500,000         561,875
                       Millicom International Cellular SA zero coupon 2006(3)......      300,000         264,000
                       NATG Holdings LLC/Orius Capital Corp. 12.75% 2010*..........      175,000         179,375
                       Nextel Communications, Inc. zero coupon 2008(3).............      500,000         363,750
                       Nextel Communications, Inc. 9.38% 2009......................      725,000         688,750
                       Nextel International, Inc. zero coupon 2008(3)..............       75,000          49,370
                       Nextlink Communications, Inc. zero coupon 2009(3)...........      900,000         553,500
                       Nextlink Communications, Inc. 9.00% 2008....................      100,000          90,000
                       Nextlink Communications, Inc. 10.75% 2009...................      150,000         145,500
                       North Point Communications Group, Inc. 12.88% 2010..........      175,000         122,500
                       NTL, Inc., Series B zero coupon 2008(3).....................      525,000         336,000
                       Orion Network Systems, Inc. 11.25% 2007(4)..................      200,000         124,000
                       Qwest Communications International, Inc. zero coupon
                         2007(3)...................................................      100,000          86,293
                       Qwest Communications International, Inc., Series B zero
                         coupon 2008(3)............................................       50,000          40,437
                       Qwest Communications International, Inc., Series B 7.50%
                         2008......................................................      800,000         781,216
                       Rogers Cantel, Inc. 8.80% 2007..............................       75,000          74,625
                       Spectrasite Holdings, Inc., Series B zero coupon 2010(3)....      200,000         113,000
                       Telecom de Puerto Rico, Inc. 6.65% 2006.....................    2,000,000       1,889,636
                       Telecommunications Techniques LLC 9.75% 2008................      375,000         345,000
                       Telesystem International Wireless, Inc., Series B zero
                         coupon 2007(3)............................................      300,000         207,000
                       Teligent, Inc. 11.50% 2007..................................      225,000         172,125
                       Teligent, Inc., Series B zero coupon 2008(3)................      200,000          90,000
                       Tritel PCS, Inc. zero coupon 2009(3)........................      325,000         216,937
                       Triton PCS, Inc. zero coupon 2008(3)........................      250,000         184,063
                       Viatel, Inc. zero coupon 2008(3)............................      450,000         157,500
                       Viatel, Inc. 11.25% 2008....................................       75,000          46,500
                       Viatel, Inc. 11.50% 2009....................................      100,000          64,000
                       Winstar Communications, Inc. zero coupon 2010*(3)...........      372,000         159,960
                       Winstar Communications, Inc. 12.75% 2010*...................      127,000         114,300
                                                                                                   -------------
                                                                                                      18,900,512
                                                                                                   -------------
                       MATERIALS -- 7.3%
                       Chemicals -- 0.9%
                       Chattem, Inc., Series B 8.88% 2008..........................      175,000         145,906
                       Foamex L.P. 13.50% 2005.....................................      150,000         127,500
                       General Chemical Industrial Products, Inc. 10.63% 2009......      100,000          86,000
                       Georgia Gulf Corp. 10.38% 2007..............................      100,000         104,000
                       Huntsman Corp. 9.50% 2007*..................................      175,000         161,000
                       Huntsman ICI Chemicals LLC 10.13% 2009......................      100,000         101,750
                       ISP Holdings, Inc., Series B 9.00% 2003.....................       75,000          72,375
                       ISP Holdings, Inc., Series B 9.75% 2002.....................       50,000          49,000
                       Lyondell Chemical Co. 10.88% 2009...........................      525,000         528,282
                       Texas Petrochemicals Corp. 11.13% 2006......................      125,000         108,750
                       United Industries Corp. 9.88% 2009..........................       75,000          41,250

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products -- 1.9%
                       Amscan Holdings, Inc. 9.88% 2007............................  $   175,000   $     144,375
                       Buckeye Cellulose Corp. 9.25% 2008..........................      125,000         125,312
                       Donohue Forest Products, Inc. 7.63% 2007....................    1,150,000       1,126,867
                       Pope & Talbot, Inc. 8.38% 2013..............................      250,000         227,500
                       Quno Corp. 9.13% 2005.......................................    1,500,000       1,567,500
                       Stone Container Corp. 11.50% 2004...........................      225,000         229,500
                       Stone Container Corp. 12.25% 2002...........................       50,000          50,250
                       Metals & Minerals -- 4.5%
                       AEI Resources, Inc. 10.50% 2005*............................      200,000          34,000
                       AEI Resources, Inc. 11.50% 2006*............................      150,000          12,000
                       Barrick Gold Finance, Inc. 7.50% 2007.......................    1,807,000       1,747,351
                       Euramax International PLC 11.25% 2006.......................      100,000          95,500
                       Inco Ltd. 9.60% 2022(2).....................................    1,460,000       1,428,062
                       Metals USA, Inc. 8.63% 2008.................................      125,000         108,750
                       MMI Products, Inc., Series B 11.25% 2007....................      150,000         148,125
                       Noranda, Inc. 8.13% 2004....................................    1,250,000       1,226,525
                       Normandy Finance Ltd. 7.50% 2005*...........................    1,150,000       1,059,587
                       Owens-Illinois, Inc. 7.15% 2005.............................      400,000         351,908
                       Placer Dome, Inc., Series B 8.50% 2045......................    1,870,000       1,566,592
                       Republic Technologies International LLC 13.75% 2009(2)......      150,000          32,250
                       Ryerson Tull, Inc. 9.13% 2006...............................      100,000         105,625
                       Santa Fe Pacific Gold Corp. 8.38% 2005......................      225,000         220,199
                       Scotts Co. 8.63% 2009*......................................       50,000          46,750
                       Sterling Chemicals, Inc. 11.75% 2006........................      150,000         120,000
                                                                                                   -------------
                                                                                                      13,300,341
                                                                                                   -------------
                       MUNICIPAL BONDS -- 0.4%
                       Municipal Bonds -- 0.4%
                       Atlanta & Fulton County Georgia Recreation 7.00% 2028.......      500,000         456,560
                       McKeesport Pennsylvania 7.30% 2020..........................      250,000         238,305
                                                                                                   -------------
                                                                                                         694,865
                                                                                                   -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.9%
                       Foreign Government -- 0.9%
                       Province of Quebec 7.13% 2024...............................    1,500,000       1,432,350
                       Republic of Columbia 7.25% 2003.............................      250,000         225,625
                                                                                                   -------------
                                                                                                       1,657,975
                                                                                                   -------------
                       REAL ESTATE -- 0.7%
                       Real Estate Investment Trusts -- 0.7%
                       Apache Finance Property Ltd. 7.00% 2009.....................      550,000         521,461
                       Price REIT, Inc. 7.50% 2006.................................      750,000         724,380
                                                                                                   -------------
                                                                                                       1,245,841
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 1.9%
                       U.S. Government & Agencies -- 1.9%
                       Federal Home Loan Mortgage Corp. 8.29% 2009.................      500,000         497,030
                       Federal National Mortgage Association, Series B 7.25%
                         2010......................................................    1,000,000       1,008,440
                       United States Treasury Bonds 6.38% 2027.....................      682,000         712,690
                       United States Treasury Bonds 9.88% 2015.....................    1,000,000       1,365,470
                                                                                                   -------------
                                                                                                       3,583,630
                                                                                                   -------------
                       UTILITIES -- 2.7%
                       Electric Utilities -- 2.3%
                       Caithness Coso Funding Corp., Series B 9.05% 2009...........      150,000         149,250
                       El Paso Electric Co. 9.40% 2011.............................      225,000         238,417
                       Israel Electric Corp., Ltd. 7.75% 2009*.....................      500,000         485,625

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       Israel Electric Corp., Ltd. 7.88% 2026*.....................  $ 1,250,000   $   1,135,937
                       Israel Electric Corp., Ltd. 8.25% 2009*.....................      150,000         151,047
                       Niagara Mohawk Power Corp., Series H zero coupon 2010(3)....       50,000          38,269
                       Puget Sound Energy, Inc. 7.02% 2027.........................      900,000         814,491
                       Tenaga Nasional Berhad 7.50% 2096*..........................    1,000,000         725,000
                       Tenaga Nasional Berhad 7.63% 2007*..........................      500,000         479,980
                       Telephone -- 0.4%
                       Callable Net Enterprises, Inc. zero coupon 2008(3)..........      175,000          57,750
                       Callable Net Enterprises, Inc. zero coupon 2009(3)..........      375,000         112,500
                       LCI International, Inc. 7.25% 2007..........................      650,000         628,258
                                                                                                   -------------
                                                                                                       5,016,524
                                                                                                   -------------
                       EDUCATION -- 1.0%
                       University -- 1.0%
                       Boston University, Series A 7.63% 2097......................    2,000,000       1,899,636
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $179,892,607).....................                  167,290,983
                                                                                                   -------------

                       PREFERRED STOCK -- 3.5%                                           SHARES
                       -----------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 0.0%
                       Food, Beverage & Tobacco -- 0.0%
                       Nebco Evans Holding Co. 11.25%(6)...........................          422              53
                                                                                                   -------------
                       FINANCE -- 2.2%
                       Financial Services -- 2.2%
                       Citigroup, Inc., Series F 6.37%.............................       42,000       1,974,000
                       Lehman Brothers Holdings, Inc., Series D 5.67%..............       30,000       1,170,000
                       Prologis Trust, Series C 8.54%..............................       20,000         867,500
                                                                                                   -------------
                                                                                                       4,011,500
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.4%
                       Broadcasting & Media -- 0.4%
                       Benedek Communications Corp. 11.50%(6)......................           75          39,000
                       Pegasus Communications Corp., Series A 12.75%(6)............          149         151,903
                       Primedia, Inc., Series D 10.00%.............................        1,500         144,000
                       Primedia, Inc., Series F 9.20%..............................        3,000         273,000
                       Sinclair Capital 11.65%.....................................        1,000          96,000
                                                                                                   -------------
                                                                                                         703,903
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.4%
                       Telecommunications -- 0.4%
                       Nextel Communications, Inc., Series E 11.13%(6).............           62          62,000
                       TCI Communications Financing I 10.00%.......................       20,000         511,250
                       TCI Communications Financing I 8.72%........................        4,535         113,375
                                                                                                   -------------
                                                                                                         686,625
                                                                                                   -------------
                       REAL ESTATE -- 0.4%
                       Real Estate Investment Trusts -- 0.4%
                       Highwood Properties, Inc., Series A 8.63%...................        1,000         821,250
                                                                                                   -------------

                                                           ---------------------


                       PREFERRED STOCK (CONTINUED)                                    SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES -- 0.1%
                       Gas & Pipeline Utilities -- 0.1%
                       R&B Falcon Corp. 13.88%.....................................          230   $     261,859
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $6,948,695).....................                    6,485,190
                                                                                                   -------------

                       WARRANTS -- 0.0%+                                              WARRANTS
                       -----------------------------------------------------------------------------------------
                       FINANCE -- 0.0%
                       Financial Services -- 0.0%
                       Arcadia Financial Ltd. 3/15/07..............................        1,300               0
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Australis Holdings Property Ltd. 10/31/01*..................           50               0

                       Cable -- 0.0%
                       UIH Australia Pacific, Inc. 5/15/06(5)......................          100           3,000
                                                                                                   -------------
                                                                                                           3,000
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       Metricom, Inc. 2/15/10(5)...................................          100             250
                       Metronet Communications Corp. 8/15/07*......................           50           5,052
                                                                                                   -------------
                                                                                                           5,302
                                                                                                   -------------
                       MATERIALS -- 0.0%
                       Metals & Minerals -- 0.0%
                       Republic Technologies International, Inc. 7/15/09(5)........          150               2
                                                                                                   -------------
                       UTILITIES -- 0.0%
                       Gas & Pipeline Utilities -- 0.0%
                       R&B Falcon Corp. 5/01/09....................................          100          40,500
                                                                                                   -------------
                       TOTAL WARRANTS (cost $54,778)...............................                       48,804
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $186,896,080).............                  173,824,977
                                                                                                   -------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 3.8%                                   AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 3.5%
                       Chelsea GCA Realty, Inc. 7.75% due 1/26/01..................  $   150,000         149,300
                       Continental Bank NA, Series XW 12.50% due 4/1/01(2).........      300,000         309,789
                       Dayton Hudson Corp. 10.00% due 12/1/00......................    1,750,000       1,766,940
                       Federated Department Stores, Inc. 10.00% due 2/15/01........    1,250,000       1,263,454
                       Ford Capital BV 9.38% due 5/15/01...........................      600,000         607,980
                       Ford Capital BV 9.50% due 7/1/01............................      200,000         203,276
                       Ford Motor Credit Co. 6.88% due 6/5/01......................      550,000         548,269
                       General Motors Acceptance Corp. 5.63% due 2/5/01............      300,000         297,918
                       Lucent Technologies, Inc. 6.90% due 7/15/01.................      375,000         374,861
                       Security Pacific Corp. 11.50% due 11/15/00..................      275,000         278,272
                       Tanger Properties Ltd. 8.75% due 3/11/01....................       85,000          83,988
                       USA Waste Services, Inc. zero coupon due 7/15/01............      650,000         631,583
                                                                                                   -------------
                                                                                                       6,515,630
                                                                                                   -------------

---------------------


                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES (CONTINUED)                               AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 0.3%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         3.00% due 8/01/00.........................................  $   603,000   $     603,000
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $7,169,512)...............                    7,118,630
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $194,065,592)                     98.0%                               180,943,607
                       Other assets less liabilities --           2.0                                  3,516,064
                                                                ------                             -------------
                       NET ASSETS --                            100.0%                             $ 184,459,671
                                                                ======                             =============

              -----------------------------

               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
               # Security represents an investment in an affiliated company
              (1) Bond in default
              (2) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (4) Variable rate security; rate as of July 31, 2000
              (5) Fair valued security; see Note 2
              (6) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL BOND PORTFOLIO                  INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                       FOREIGN BONDS & NOTES -- 67.9%                                  LOCAL CURRENCY)        VALUE
                       ------------------------------------------------------------------------------------------------
                       AUSTRIA -- 0.7%
                       Oesterreich Kontrollbank 1.80% 2010.........................   JPY   100,000,000   $     917,434
                                                                                                          -------------
                       BELGIUM -- 1.7%
                       Kingdom of Belgium 4.75% 2005...............................           1,200,000       1,079,346
                       Kingdom of Belgium 6.50% 2005...............................           1,100,000       1,060,553
                                                                                                          -------------
                                                                                                              2,139,899
                                                                                                          -------------
                       CANADA -- 2.7%
                       GMAC Canada Ltd. 6.50% 2004.................................   GBP       800,000       1,179,339
                       Government of Canada 5.50% 2009.............................           3,600,000       2,349,484
                                                                                                          -------------
                                                                                                              3,528,823
                                                                                                          -------------
                       CAYMAN ISLAND -- 0.5%
                       Santander Financial Issuances Ltd. 7.88% 2005...............   USD       600,000         605,964
                                                                                                          -------------
                       DENMARK -- 1.5%
                       Kingdom of Denmark 8.00% 2003...............................          15,000,000       1,959,064
                                                                                                          -------------
                       FRANCE -- 11.2%
                       Government of France 3.50% 2004.............................           7,900,000       6,887,164
                       Government of France 5.50% 2029.............................           3,300,000       3,046,309
                       Natexis Banques Populaires SA 7.00% 2005....................   USD       800,000         774,040
                       Republique Francaise 5.00% 2005.............................           4,100,000       3,765,202
                                                                                                          -------------
                                                                                                             14,472,715
                                                                                                          -------------
                       GERMANY -- 3.3%
                       Deutschland Republic 4.50% 2009.............................           2,400,000       2,108,205
                       Deutschland Republic 5.25% 2010.............................           2,300,000       2,137,378
                                                                                                          -------------
                                                                                                              4,245,583
                                                                                                          -------------
                       ITALY -- 6.4%
                       Republic of Italy 4.25% 2009................................           5,400,000       4,547,298
                       Republic of Italy 5.13% 2003................................   JPY   100,000,000       1,035,267
                       Republic of Italy 6.50% 2027................................           2,700,000       2,716,269
                                                                                                          -------------
                                                                                                              8,298,834
                                                                                                          -------------
                       JAPAN -- 19.7%
                       Asian Development Bank 5.82% 2028...........................   USD     1,700,000       1,556,731
                       European Investment Bank 2.13% 2007.........................         100,000,000         958,963
                       Government of Japan zero coupon 2008........................          90,000,000         776,305
                       Government of Japan 1.20% 2005..............................         880,000,000       8,065,497
                       Government of Japan 1.50% 2008..............................       1,110,000,000      10,101,764
                       Government of Japan 1.50% 2019..............................         240,000,000       1,962,438
                       Government of Japan 1.60% 2005..............................         210,000,000       1,961,672
                                                                                                          -------------
                                                                                                             25,383,370
                                                                                                          -------------

---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                       FOREIGN BONDS & NOTES (CONTINUED)                               LOCAL CURRENCY)        VALUE
                       ------------------------------------------------------------------------------------------------
                       LUXEMBOURG -- 1.1%
                       Tyco International Group SA 6.13% 2007......................             720,000   $     654,413
                       Tyco International Group SA 6.88% 2002*.....................   USD       800,000         794,350
                                                                                                          -------------
                                                                                                              1,448,763
                                                                                                          -------------
                       NETHERLANDS -- 3.9%
                       ICI Investment BV 6.75% 2002................................   USD       700,000         688,240
                       ICI Investment BV 7.63% 2007................................   GBP       200,000         306,749
                       Imperial Tobacco Overseas BV 7.13% 2009.....................   USD       800,000         714,000
                       Netherlands Government 3.00% 2002...........................           2,500,000       2,243,772
                       Tecnost International NV 6.13% 2009.........................           1,200,000       1,033,047
                                                                                                          -------------
                                                                                                              4,985,808
                                                                                                          -------------
                       NORWAY -- 0.5%
                       Sparebanken Rogaland 9.20% 2004*............................   USD       700,000         710,835
                                                                                                          -------------
                       SPAIN -- 3.6%
                       BSCH Issuances Ltd. 7.63% 2009..............................   USD       600,000         595,488
                       Kingdom of Spain 4.50% 2004.................................           4,500,000       4,040,058
                                                                                                          -------------
                                                                                                              4,635,546
                                                                                                          -------------
                       SWEDEN -- 1.2%
                       Kingdom of Sweden 3.50% 2006................................          16,000,000       1,591,485
                                                                                                          -------------
                       UNITED KINGDOM -- 9.9%
                       Abbey National Treasury Services PLC 8.00% 2003.............             700,000       1,081,210
                       BAT International Finance PLC 4.88% 2009....................   EUR       900,000         715,347
                       Cable & Wireless PLC 6.50% 2003.............................   USD       700,000         677,915
                       Diageo Capital PLC 6.00% 2003...............................   USD       600,000         579,300
                       Eastern Electric PLC 8.38% 2004.............................             400,000         619,109
                       Lehman Brothers Holdings, Inc. PLC 6.95% 2004...............             800,000       1,178,620
                       Midland Bank PLC 8.63% 2004.................................   USD     1,300,000       1,344,070
                       Royal Bank of Scotland PLC 5.25% 2008.......................   DEM     1,200,000         529,743
                       Standard Charter Bank 5.38% 2009............................   EUR       700,000         591,670
                       United Kingdom Treasury 6.00% 2028..........................             500,000         921,265
                       United Kingdom Treasury 7.25% 2007..........................           1,600,000       2,645,930
                       United Kingdom Treasury 8.00% 2021..........................             600,000       1,284,541
                       United Kingdom Treasury 9.00% 2012..........................             300,000         600,190
                                                                                                          -------------
                                                                                                             12,768,910
                                                                                                          -------------
                       TOTAL FOREIGN BONDS & NOTES (cost $89,778,314)..............                          87,693,033
                                                                                                          -------------

                       DOMESTIC BONDS & NOTES -- 17.7%
                       ------------------------------------------------------------------------------------------------
                       CORPORATE BONDS -- 6.4%
                                                                                                          -------------
                       Ameritech Capital Funding Corp. 5.88% 2003..................             800,000         770,400
                       Associates Corp. NA 5.80% 2004..............................           1,200,000       1,127,496
                       Citicorp 5.50% 2010.........................................   DEM     1,400,000         606,127
                       Clear Channel Communications, Inc. 6.50% 2005...............   EUR       800,000         741,286
                       GMAC Swift Trust 5.00% 2005*................................   EUR     1,100,000         988,789
                       Household Finance Corp. 6.13% 2003..........................           1,100,000       1,059,949
                       KFW International Finance, Inc. 7.63% 2003..................   GBP     1,000,000       1,545,657
                       Niagara Mohawk Power Corp. 7.63% 2005.......................             226,829         224,095

                                                           ---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                       DOMESTIC BONDS & NOTES (CONTINUED)                              LOCAL CURRENCY)        VALUE
                       ------------------------------------------------------------------------------------------------
                       CORPORATE BONDS (continued)
                       North America Capital Corp. 8.25% 2003......................   GBP       300,000   $     459,471
                       Safeway, Inc. 7.00% 2002....................................             400,000         397,533
                       Simon Property Group, Inc. 7.13% 2005.......................             300,000         284,856
                                                                                                          -------------
                                                                                                              8,205,659
                                                                                                          -------------
                       U.S. GOVERNMENT -- 11.3%
                       United States Treasury Bonds 6.13% 2029.....................           4,500,000       4,631,490
                       United States Treasury Bonds 6.25% 2030.....................           5,600,000       5,965,736
                       United States Treasury Bonds 6.75% 2026.....................             300,000         327,468
                       United States Treasury Notes 3.63% 2008(1)..................           1,378,260       1,341,212
                       United States Treasury Notes 6.38% 2002.....................           2,300,000       2,301,081
                                                                                                          -------------
                                                                                                             14,566,987
                                                                                                          -------------
                       TOTAL DOMESTIC BONDS & NOTES (cost $24,211,915).............                          22,772,646
                                                                                                          -------------
                       TOTAL INVESTMENT SECURITIES (cost $113,990,229).............                         110,465,679
                                                                                                          -------------

                       SHORT-TERM SECURITIES -- 11.2%
                       ------------------------------------------------------------------------------------------------
                       SHORT-TERM SECURITIES -- 11.2%
                       Kingdom of Denmark 4.00% due 2/15/01........................   DKK    20,000,000       2,458,017
                       Government of France 3.00% due 7/12/01......................   EUR    10,100,000       9,186,272
                       Landesbank Baden Wurttemberg 4.52% due 9/13/00..............   USD     3,000,000       2,841,750
                                                                                                          -------------
                       TOTAL SHORT-TERM SECURITIES (cost $15,649,888)..............                          14,486,039
                                                                                                          -------------
                       TOTAL INVESTMENTS --
                         (cost $129,640,117)                  96.8%                                         124,951,718
                       Other assets less liabilities --        3.2                                            4,133,991
                                                             ------                                       -------------
                       NET ASSETS --                         100.0%                                       $ 129,085,709
                                                             ======                                       =============


              -----------------------------
               *  Resale restricted to qualified institutional buyers
              (1) U.S. Treasury Inflation Protection Security

---------------------

                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       ---------------------------------------------------------------
                           CONTRACT              IN         DELIVERY  GROSS UNREALIZED
                          TO DELIVER        EXCHANGE FOR      DATE      APPRECIATION
                       ---------------------------------------------------------------
                       AUD*      3,430,206  USD    2,003,000  09/28/00    $   14,339
                       CHF*      5,181,774  EUR    3,344,375  08/18/00        18,478
                       DKK      36,021,000  USD    4,526,389  10/19/00        39,307
                       EUR*      3,316,000  CHF    5,181,774  08/18/00        83,094
                       EUR*        850,045  GBP      534,500  09/14/00        20,830
                       EUR*        856,000  GBP      538,826  09/14/00        20,080
                       EUR*        845,807  GBP      534,000  09/14/00        21,420
                       EUR         868,675  GBP      537,000  09/14/00         7,631
                       EUR*     51,167,000  USD   49,055,082  10/13/00     1,432,934
                       EUR       1,705,469  USD    1,605,000  10/13/00        17,686
                       EUR         497,380  USD      466,363  10/13/00         3,442
                       EUR       1,737,000  USD    1,621,750  10/13/00         5,089
                       EUR       6,420,088  USD    6,050,291  10/13/00        74,987
                       GBP*      6,304,000  USD    9,556,171  09/14/00       101,776
                       GBP       1,069,000  USD    1,610,481  09/14/00         7,253
                       GBP       1,784,434  USD    2,694,317  09/14/00        18,120
                       GBP         536,892  EUR      856,000  09/14/00         3,163
                       JPY*    174,871,248  USD    1,632,000  08/17/00        32,341
                       JPY*    175,535,472  USD    1,632,000  08/17/00        26,265
                       JPY*  2,520,215,692  USD   23,454,558  08/17/00       400,540
                       JPY     170,618,460  USD    1,598,000  08/17/00        37,244
                       JPY      52,423,404  USD      493,369  08/17/00        13,819
                       JPY      26,904,362  USD      256,511  08/17/00        10,399
                       JPY     336,972,255  USD    3,203,000  08/17/00       120,500
                       JPY     193,286,256  USD    1,839,000  08/17/00        70,888
                       JPY     167,118,586  USD    1,596,500  08/17/00        67,760
                       JPY     166,961,790  USD    1,596,500  08/17/00        69,193
                       JPY     167,078,514  USD    1,596,500  08/17/00        68,126
                       JPY     343,428,270  USD    3,210,000  08/17/00        68,443
                       JPY      16,680,000  USD      155,224  08/17/00         2,642
                       JPY     171,842,136  USD    1,608,000  10/20/00        18,307
                       JPY     880,748,000  USD    8,285,494  10/20/00       137,789
                       SEK      14,722,853  USD    1,639,845  09/21/00        28,323
                                                                          -----------
                                                                          $3,062,208
                                                                          ===========

                                                           ---------------------

                        OPEN FORWARD FOREIGN CURRENCY CONTRACTS (continued)
                       ---------------------------------------------------------------
                           CONTRACT              IN         DELIVERY  GROSS UNREALIZED
                          TO DELIVER        EXCHANGE FOR      DATE      DEPRECIATION
                       ---------------------------------------------------------------
                       AUD*    2,562,294  USD    1,483,479  09/28/00    $    (2,011)
                       CAD*    3,517,000  USD    2,352,870  08/25/00        (13,569)
                       CHF*    5,181,774  EUR    3,344,375  08/18/00        (27,221)
                       EUR*    3,316,000  CHF    5,181,774  08/14/00        (48,025)
                       EUR       878,829  GBP      540,000  09/14/00         (5,271)
                       EUR       251,000  USD      232,777  10/13/00           (833)
                       EUR*      850,045  GBP      534,500  09/14/00         (9,169)
                       EUR       856,000  GBP      538,826  09/14/00         (7,465)
                       EUR*      845,807  GBP      534,000  09/14/00         (6,570)
                       EUR*      868,675  GBP      537,000  09/14/00         (9,534)
                       EUR*      878,829  GBP      540,000  09/14/00         (1,568)
                       GBP*    1,069,000  EUR    1,664,767  09/14/00        (49,598)
                       GBP*      536,892  EUR      856,000  09/14/00        (12,877)
                       GBP*    1,069,000  EUR    1,664,767  09/14/00         (6,550)
                       USD*    1,608,048  AUD    2,670,000  09/28/00        (60,116)
                       USD*    1,600,741  AUD    2,658,000  09/28/00        (59,766)
                       USD*      397,663  AUD      664,500  09/28/00        (12,420)
                       USD*    3,215,000  CAD    4,721,459  08/25/00        (38,132)
                       USD*      232,179  EUR      243,000  10/13/00         (6,014)
                       USD*    1,613,528  EUR    1,678,000  10/13/00        (51,780)
                       USD*    2,008,331  EUR    2,136,000  10/13/00        (20,313)
                       USD*      544,771  EUR      579,500  10/13/00         (5,418)
                       USD*    1,054,751  EUR    1,124,156  10/13/00         (8,476)
                       USD*      797,658  GBP      526,000  09/14/00         (8,792)
                       USD*      809,942  GBP      534,000  09/14/00         (9,078)
                       USD*      814,269  GBP      537,000  09/14/00         (8,906)
                       USD*      817,603  GBP      540,000  09/14/00         (7,741)
                       USD*    5,533,934  JPY  591,536,035  08/17/00       (122,777)
                       USD*    1,632,000  JPY  172,837,776  08/17/00        (50,943)
                       USD*    1,041,863  JPY  112,043,000  08/17/00        (16,934)
                       USD*      790,000  JPY   85,207,820  08/17/00        (10,550)
                       USD*      790,000  JPY   83,768,440  08/17/00        (23,717)
                       USD*    3,202,000  JPY  331,544,686  08/17/00       (169,150)
                       USD*    3,202,000  JPY  331,797,644  08/17/00       (166,836)
                       USD*    3,210,000  JPY  343,787,790  08/17/00        (65,154)
                       USD*    3,215,000  JPY  345,082,989  08/17/00        (58,306)
                       USD*    1,613,000  JPY  174,204,000  08/17/00        (19,445)
                       USD*    1,562,000  JPY  168,867,820  08/17/00        (17,258)
                                                                        ------------
                                                                         (1,218,283)
                                                                        ============
                             Net Unrealized Appreciation............    $ 1,843,925
                                                                        ============

              -----------------------------
              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

                       AUD  --   Australian Dollar  DKK  --   Danish Krone    JPY  --   Japanese Yen
                       CAD  --   Canadian Dollar    EUR  --   Euro Dollar     SEK  --   Swedish Krona
                       CHF  --   Swiss Franc        GBP  --   Pound Sterling  USD  --   United States Dollar

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                                                                                     PRINCIPAL
                       BONDS & NOTES -- 90.9%                                          AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.3%
                       Apparel & Textiles -- 2.3%
                       Phillips Van Heusen Corp. 7.75% 2023........................  $2,000,000   $   1,440,000
                       Polymer Group, Inc., Series B 8.75% 2008....................   4,085,000       3,390,550
                       Polymer Group, Inc., Series B 9.00% 2007....................   2,445,000       2,059,913
                                                                                                  -------------
                                                                                                      6,890,463
                                                                                                  -------------
                       CONSUMER STAPLES -- 1.9%
                       Food, Beverage & Tobacco -- 0.0%
                       SFC Subordinated, Inc. zero coupon 2009*(1)(2)..............     251,442              25

                       Household Products -- 1.9%
                       Evenflo Co, Inc., Series B 11.75% 2006......................   5,900,000       5,811,500
                                                                                                  -------------
                                                                                                      5,811,525
                                                                                                  -------------
                       ENERGY -- 11.5%
                       Energy Services -- 7.2%
                       Gulfmark Offshore, Inc. 8.75% 2008..........................   4,400,000       4,103,000
                       Key Energy Services, Inc., Series B 14.00% 2009.............   2,450,000       2,768,500
                       Parker Drilling Co. 5.50% 2004..............................     125,000          98,438
                       Parker Drilling Co., Series D 9.75% 2006....................   4,100,000       3,956,500
                       R&B Falcon Corp. 12.25% 2006................................   2,370,000       2,607,000
                       R&B Falcon Corp., Series B 6.75% 2005.......................   1,000,000         887,500
                       Statia Terminals International, Series B 11.75% 2003........   7,175,000       7,192,937

                       Energy Sources -- 4.3%
                       P&L Coal Holdings Corp., Series B 8.88% 2008................   6,150,000       5,904,000
                       Triton Energy Ltd. 8.75% 2002...............................   2,465,000       2,452,675
                       Triton Energy Ltd. 9.25% 2005...............................   1,175,000       1,175,000
                       Western Gas Resources, Inc. 10.00% 2009.....................   3,250,000       3,363,750
                                                                                                  -------------
                                                                                                     34,509,300
                                                                                                  -------------
                       FINANCE -- 2.2%
                       Banks -- 1.0%
                       Bankunited Capital Trust 10.25% 2026(2).....................   2,000,000       1,622,500
                       Western Financial Savings Bank 8.88% 2007...................   1,500,000       1,346,250

                       Financial Services -- 1.2%
                       Labranche & Co. 12.00% 2007.................................   3,500,000       3,543,750
                                                                                                  -------------
                                                                                                      6,512,500
                                                                                                  -------------
                       HEALTHCARE -- 6.8%
                       Drugs -- 1.5%
                       Schein Pharmaceutical, Inc. 9.73% 2000(3)...................   4,500,000       4,567,500

                       Health Services -- 5.3%
                       Fresenius Medical Care Capital Trust I 9.00% 2006...........   5,175,000       5,097,375
                       Fresenius Medical Care Capital Trust II 7.88% 2008..........   1,750,000       1,636,250
                       Tenet Healthcare Corp. 8.00% 2005...........................   8,450,000       8,228,187
                       Tenet Healthcare Corp. 9.25% 2010*..........................   1,000,000       1,026,750
                                                                                                  -------------
                                                                                                     20,556,062
                                                                                                  -------------

                                                           ---------------------


                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 6.8%
                       Business Services -- 4.6%
                       Allied Waste North America, Inc., Series B 7.63% 2006.......  $5,500,000   $   4,908,750
                       Browning Ferris Industries, Inc. 7.88% 2005.................   1,950,000       1,755,000
                       Earthwatch, Inc. zero coupon 2007*(1)(4)....................   2,750,000       1,622,500
                       Pentacon, Inc., Series B 12.25% 2009........................   5,750,000       3,162,500
                       URS Corp., Series B 12.25% 2009.............................   2,500,000       2,550,000

                       Manufacturing -- 2.0%
                       Filtronic PLC 10.00% 2005...................................   4,000,000       3,480,000
                       International Utility Structures 10.75% 2008................   3,000,000       2,460,000

                       Transportation -- 0.2%
                       Golden Ocean Group Ltd. 10.00% 2001(4)(5)...................   3,350,000         552,750
                                                                                                  -------------
                                                                                                     20,491,500
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 26.2%
                       Broadcasting & Media -- 7.0%
                       Big City Radio, Inc. zero coupon 2005(1)....................   5,500,000       2,970,000
                       Callahan Nordrhein Westfalen 14.00% 2010*...................   2,250,000       2,199,375
                       CD Radio, Inc. zero coupon 2007(1)(4).......................   1,500,000         855,000
                       Central European Media Enterprises Ltd. 9.38% 2004..........   3,695,000       1,339,438
                       Chancellor Media Corp. 8.00% 2008...........................   2,000,000       2,020,000
                       Chancellor Media Corp., Series B 8.75% 2007.................   1,400,000       1,414,000
                       Orion Network Systems, Inc. zero coupon 2007(1).............   6,500,000       2,860,000
                       Radio One, Inc., Series B 12.00% 2004.......................   2,200,000       2,376,000
                       Shop At Home, Inc. 11.00% 2005..............................   4,000,000       3,920,000
                       XM Satellite Radio Holdings, Inc. 14.00% 2010*(4)...........   1,000,000         932,500

                       Cable -- 14.7%
                       Adelphia Communications Corp. 8.13% 2003....................   6,620,000       6,289,000
                       Australis Holdings Property Ltd. zero coupon
                         2002(1)(2)(5).............................................   1,000,000          20,000
                       Comcast UK Cable Partners Ltd. zero coupon 2007(1)..........   2,375,000       2,226,563
                       Diamond Holdings PLC 9.13% 2008.............................   4,075,000       3,830,500
                       Echostar Communications Corp. 4.88% 2007*...................     625,000         664,906
                       Echostar DBS Corp. 9.25% 2006...............................     950,000         921,500
                       Echostar DBS Corp. 9.38% 2009...............................   3,000,000       2,891,250
                       Mediacom LLC/Capital Corp. 7.88% 2011.......................   3,150,000       2,764,125
                       Mediacom LLC/Capital Corp., Series B 8.50% 2008.............   3,000,000       2,760,000
                       NTL, Inc. 5.75% 2009*.......................................   2,250,000       1,563,750
                       NTL, Inc., Series B zero coupon 2008(1).....................   3,900,000       2,496,000
                       Park N View, Inc., Series B 13.00% 2008.....................   3,875,000       1,550,000
                       Telewest Communications PLC zero coupon 2009(1).............   1,000,000         560,000
                       Telewest Communications PLC zero coupon 2010*(1)............   1,250,000         690,625
                       Telewest Communications PLC 11.25% 2008.....................   3,000,000       3,015,000
                       UIH Australia Pacific, Inc., Series B zero coupon 2006(1)...   5,650,000       5,282,750
                       United International Holdings, Inc., Series B zero coupon
                         2008(1)...................................................   9,475,000       6,893,062

                       Gaming -- 3.3%
                       Circus Circus Enterprises, Inc. 6.75% 2003..................   1,000,000         927,500
                       Mandalay Resort Group 10.25% 2007*..........................   1,500,000       1,511,250
                       Mohegan Tribal Gaming Authority 8.13% 2006..................   2,000,000       1,915,000
                       Station Casinos, Inc. 9.88% 2010*...........................   2,600,000       2,600,000
                       Venetian Casino Resort LLC 12.25% 2004......................   3,000,000       3,045,000

                       Leisure & Tourism -- 1.2%
                       ITT Corp. 6.75% 2005........................................     500,000         452,345
                       Park Place Entertainment Corp. 7.88% 2005...................   1,500,000       1,425,000
                       Park Place Entertainment Corp. 9.38% 2007...................   1,500,000       1,507,500
                                                                                                  -------------
                                                                                                     78,688,939
                                                                                                  -------------

---------------------


                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 25.2%
                       Cellular -- 6.5%
                       Airgate PCS, Inc. zero coupon 2009(1)(4)....................  $2,700,000   $   1,539,000
                       Alamosa PCS Holdings, Inc. zero coupon 2010(1)..............   2,500,000       1,275,000
                       Celcaribe SA 14.50% 2004*...................................   2,390,000       1,965,775
                       Centennial Cellular Operating Co. 10.75% 2008...............   4,050,000       3,898,125
                       Leap Wireless International, Inc. 12.50% 2010*..............   3,500,000       3,167,500
                       McCaw International Ltd. zero coupon 2007(1)................   6,500,000       5,005,000
                       Occidente Y Caribe Celular SA, Series B zero coupon
                         2004(1)...................................................   2,000,000       1,400,000
                       Paging Network Do Brasil SA 13.50% 2005.....................   1,594,000         111,580
                       US Unwired, Inc., Series B zero coupon 2009(1)..............   1,900,000         992,750

                       Electronics -- 1.0%
                       Flextronics International Ltd. 9.88% 2010*..................   1,750,000       1,785,000
                       Flextronics International Ltd., Series B 8.75% 2007.........   1,185,000       1,143,525

                       Telecommunications -- 17.7%
                       AMSC Acquisition Co., Inc., Series B 12.25% 2008............   2,750,000       2,048,750
                       Dolphin Telecom PLC, Series B zero coupon 2009(1)...........   1,250,000         425,000
                       E.spire Communications, Inc. zero coupon 2005(1)............   2,025,000         931,500
                       Flag Ltd. 8.25% 2008........................................   2,250,000       1,957,500
                       Flag Telecom Holdings Ltd. 11.63% 2010......................   1,200,000       1,128,000
                       Global Crossing Holdings Ltd. 9.13% 2006....................   2,175,000       2,098,875
                       Global Crossing Holdings Ltd. 9.50% 2009....................   2,950,000       2,861,500
                       Globix Corp. 12.50% 2010....................................   5,700,000       4,560,000
                       GT Group Telecom, Inc. zero coupon 2010*(1)(4)..............   2,250,000       1,192,500
                       ICG Holdings, Inc. zero coupon 2007(1)......................   2,500,000       1,675,000
                       ICG Services, Inc. zero coupon 2008(1)......................   3,250,000       1,625,000
                       Intermedia Communications, Inc., Series B 8.60% 2008........   1,000,000         805,000
                       Intermedia Communications, Inc., Series B 9.50% 2009........   1,500,000       1,230,000
                       MGC Communications, Inc. 13.00% 2010*.......................   4,700,000       4,371,000
                       Midcom Communications, Inc. 8.25% 2003(2)(5)................     550,000               0
                       Nextel Partners, Inc. 11.00% 2010...........................   2,000,000       1,975,000
                       Nextlink Communications, Inc. zero coupon 2009(1)...........   2,000,000       1,130,000
                       North Point Communications Group, Inc. 12.88% 2010..........   2,500,000       1,750,000
                       Orbcomm Global LP, Series B 14.00% 2004.....................   2,250,000         787,500
                       Poland Telecom Finance BV, Series B 14.00% 2007.............   1,000,000         150,000
                       Primus Telecommunications, Inc. 12.75% 2009.................   4,175,000       2,505,000
                       PSINet, Inc. 11.00% 2009....................................   5,250,000       4,252,500
                       PSINet, Inc. 11.50% 2008....................................   2,950,000       2,448,500
                       Spectrasite Holdings, Inc., Series B 12.88% 2010(1).........   4,500,000       2,542,500
                       Telehub Communications Corp. zero coupon 2005(1)............   2,000,000         400,000
                       Vialog Corp. 12.75% 2001....................................   2,000,000       1,760,000
                       Viatel, Inc. zero coupon 2008(1)............................   3,000,000       1,050,000
                       Viatel, Inc. 11.50% 2009....................................   1,000,000         640,000
                       Worldwide Fiber, Inc. 12.00% 2009...........................   1,000,000         920,000
                       Worldwide Fiber, Inc. 12.50% 2005...........................   3,900,000       3,939,000
                                                                                                  -------------
                                                                                                     75,442,880
                                                                                                  -------------
                       MATERIALS -- 8.0%
                       Chemicals -- 2.2%
                       Georgia Gulf Corp. 10.38% 2007..............................   3,225,000       3,354,000
                       Huntsman Corp. 10.26% 2001*(3)..............................   3,500,000       3,220,000

                       Forest Products -- 1.5%
                       Ainsworth Lumber Ltd. 12.50% 2007(6)........................   4,600,000       4,565,500

                       Metals & Minerals -- 4.3%
                       Acme Metals, Inc. 12.50% 2002(5)............................   1,727,000       1,472,267
                       AK Steel Holding Corp. 9.13% 2006...........................   1,000,000         990,000
                       Armco, Inc. 8.88% 2008......................................   6,900,000       6,555,000

                                                           ---------------------


                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals (continued)
                       Metal Management, Inc. 10.00% 2008..........................  $3,500,000   $   1,750,000
                       Schuff Steel Co. 10.50% 2008................................   3,000,000       2,070,000
                                                                                                  -------------
                                                                                                     23,976,767
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $309,489,763).....................                 272,879,936
                                                                                                  -------------

                       COMMON STOCK -- 0.0%                                            SHARES
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Gaming -- 0.0%
                       Capital Gaming International, Inc.+(2)......................         103               1
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Cellular -- 0.0%
                       International Wireless Communications Holdings, Inc.+(2)....     181,292          18,129
                       Paging Network Do Brazil Holdings Co. LLC, Class B+*(2).....       1,594              16

                       Telecommunications -- 0.0%
                       Vialog Corp.+...............................................      20,177         131,151
                                                                                                  -------------
                                                                                                        149,296
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $475,849)..........................                     149,297
                                                                                                  -------------

                       PREFERRED STOCK -- 7.5%
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 3.0%
                       Broadcasting & Media -- 3.0%
                       CSC Holdings, Inc. Series M 11.13%(6).......................      85,462       9,016,283
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 4.5%
                       Telecommunications -- 4.5%
                       Global Crossing Ltd. 6.75%..................................       2,750         580,250
                       Global Crossing Ltd. 7.00%..................................         625         106,250
                       Global Crossing Ltd. 7.00%*.................................       4,000         680,000
                       IXC Communications, Inc., Series B 12.50%...................       6,900       7,141,500
                       MGC Communications, Inc., Series D 7.25%....................      20,400         767,550
                       Nextel Communications, Inc., Series E 11.13%(6).............       4,273       4,273,000
                                                                                                  -------------
                                                                                                     13,548,550
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $22,685,327)....................                  22,564,833
                                                                                                  -------------

                       WARRANTS -- 0.1%+                                              WARRANTS
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 0.0%
                       Energy Services -- 0.0%
                       Key Energy Services, Inc. 1/15/09...........................       3,000         109,500
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Transportation -- 0.0%
                       Golden Ocean Group Ltd. 8/31/01(2)..........................       2,500               0
                                                                                                  -------------

---------------------


                       WARRANTS (CONTINUED)                                           WARRANTS        VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Cable -- 0.0%
                       Knology, Inc. 10/22/07*(2)..................................       6,000   $      15,000
                       Park N View, Inc.*(2).......................................       3,875          23,250
                       UIH Australia Pacific, Inc. 5/15/06(2)......................       1,000          60,000
                                                                                                  -------------
                                                                                                         98,250
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Cellular -- 0.0%
                       Leap Wireless International, Inc. 4/15/10*..................       3,500           7,875
                       Occidente Y Caribe Celular SA 3/15/04*(2)...................       8,000              80

                       Telecommunications -- 0.1%
                       KMC Telecom Holdings, Inc. 4/15/08*(2)......................       4,650          11,625
                       Motient Corp. 4/1/08*.......................................       2,750         137,500
                       Poland Telecom Finance BV 12/1/07*(2).......................       1,000              10
                       Telehub Communications Corp. 7/31/05*(2)....................       2,000              20
                                                                                                  -------------
                                                                                                        157,110
                                                                                                  -------------
                       TOTAL WARRANTS (cost $588,672)..............................                     364,860
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $333,239,611).............                 295,958,926
                                                                                                  -------------

                       TOTAL INVESTMENTS --
                         (cost $333,239,611)                         98.5%                                       295,958,926
                       Other assets less liabilities --               1.5                                          4,370,023
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 300,328,949
                                                                    ======                                     =============

              -----------------------------

               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
              (1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (2) Fair valued security; see Note 2
              (3) Variable rate security; rate as of July 31, 2000
              (4) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (5) Bond in default
              (6) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        (DENOMINATED IN
                       BONDS & NOTES -- 91.3%                                           LOCAL CURRENCY)         VALUE
                       --------------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.1%
                       Automotive -- 3.2%
                       Hayes Lemmerz International, Inc., Series B 8.25% 2008......             1,500,000   $   1,297,500
                       Sanluis Corp. SA de CV 8.88% 2008...........................             2,200,000       2,075,040
                       Tenneco Automotive, Inc., Series B 11.63% 2009..............               480,000         428,400
                       Housing -- 0.9%
                       Centex Corp. 9.75% 2005.....................................               450,000         451,598
                       D.R. Horton, Inc. 8.00% 2009................................               365,000         328,500
                       Lennar Corp. 9.95% 2010*....................................               365,000         368,650
                       Retail -- 2.0%
                       Grupo Elektra SA de CV 12.00% 2008*.........................             1,300,000       1,243,125
                       HMV Media Group PLC, Series B 10.88% 2008...................   GBP         350,000         358,179
                       Musicland Group, Inc. 9.00% 2003............................               135,000         125,550
                       Musicland Group, Inc., Series B 9.88% 2008..................               800,000         670,000
                                                                                                            -------------
                                                                                                                7,346,542
                                                                                                            -------------
                       ENERGY -- 1.5%
                       Energy Services -- 0.1%
                       EES Coke Battery Co., Inc., Series B 9.38% 2007*............               175,000         165,520
                       Energy Sources -- 1.4%
                       Oil Purchase Co. 7.10% 2002*................................               129,942         122,685
                       Petroleos Mexicanos 9.50% 2027..............................               950,000         973,750
                       Vintage Petroleum, Inc. 8.63% 2009..........................               300,000         288,000
                       Vintage Petroleum, Inc. 9.75% 2009..........................               290,000         297,975
                                                                                                            -------------
                                                                                                                1,847,930
                                                                                                            -------------
                       FINANCE -- 5.2%
                       Banks -- 1.8%
                       Banco Nacional de Desenvolvimento 12.55% 2008(1)............             2,350,000       2,219,291
                       Financial Services -- 3.4%
                       Aircraft Lease Portfolio Securitization, Series 96-1, Class
                         D 12.72% 2006.............................................               300,925         287,384
                       California FM Lease Trust 8.50% 2017*.......................               443,871         432,676
                       Cellco Finance NV 15.00% 2005...............................               770,000         830,350
                       Dillon Read Structured Finance Corp., Series 1993, Class A-1
                         6.66% 2010................................................                78,941          59,699
                       Dillon Read Structured Finance Corp., Series 1994, Class A-1
                         7.60% 2007................................................               222,859         186,087
                       Dillon Read Structured Finance Corp., Series 1994, Class A-2
                         8.38% 2015................................................               625,000         462,500
                       Dillon Read Structured Finance Corp., Series 1994, Class A-2
                         9.35% 2019................................................               200,000         154,500
                       FMAC Loan Receivables Trust, Series 1996-B, Class C 7.93%
                         2018......................................................               145,832          48,125
                       Indah International Financial, Series B 11.88% 2002.........               200,000         165,469
                       Long Beach Acceptance Auto Grantor Trust, Series 1997-1,
                         Class B 6.85% 2003........................................                53,465          53,230

---------------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                        LOCAL CURRENCY)         VALUE
                       --------------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       OHA Auto Grantor Trust, Series 1997, Class A 11.00% 2004....               577,078   $     550,610
                       Paiton Energy Funding BV 9.34% 2014*........................               650,000         136,500
                       PTC International Finance II SA 11.25% 2009.................   EUR         650,000         627,955
                       Securitized Multiple Asset, Series 1997-5, Class A1 7.72%
                         2005......................................................               496,340         124,085
                                                                                                            -------------
                                                                                                                6,338,461
                                                                                                            -------------
                       HEALTHCARE -- 2.2%
                       Health Services -- 2.2%
                       Columbia/HCA Healthcare Corp. 7.69% 2025....................             1,030,000         854,900
                       Columbia/HCA Healthcare Corp. 8.85% 2007....................               340,000         336,600
                       Tenet Healthcare Corp. 8.63% 2007 @.........................             1,200,000       1,172,100
                       Tenet Healthcare Corp., Series B 8.13% 2008*................               275,000         259,188
                                                                                                            -------------
                                                                                                                2,622,788
                                                                                                            -------------
                       INDUSTRIAL & COMMERCIAL -- 2.2%
                       Aerospace & Military Technology -- 0.3%
                       Jet Equipment Trust, Series C1 11.79% 2013*.................               300,000         337,381

                       Business Services -- 1.2%
                       USA Waste Services, Inc. 7.13% 2007.........................               720,000         651,773
                       USA Waste Services, Inc. 7.13% 2017.........................               125,000         103,447
                       Waste Management, Inc. 6.88% 2009...........................               235,000         209,764
                       Waste Management, Inc. 7.65% 2011...........................                80,000          72,995
                       WMX Technologies, Inc. 7.00% 2006...........................               450,000         414,225

                       Multi-Industry -- 0.7%
                       Nortek, Inc., Series B 8.88% 2008...........................               695,000         641,137
                       Reliance Industries Ltd. 10.50% 2046*.......................               250,000         231,100
                                                                                                            -------------
                                                                                                                2,661,822
                                                                                                            -------------
                       INFORMATION & ENTERTAINMENT -- 12.6%
                       Broadcasting & Media -- 7.4%
                       Adelphia Communications Corp., Series B 7.75% 2009..........             1,550,000       1,294,250
                       Adelphia Communications Corp., Series B 8.38% 2008..........               300,000         258,000
                       Adelphia Communications Corp., Series B 9.88% 2007..........               240,000         228,000
                       British Sky Broadcasting Group 8.20% 2009...................               255,000         234,748
                       Cablevision SA 13.75% 2009..................................               600,000         553,408
                       Callahan Nordrhein Westfalen 14.00% 2010*...................               700,000         689,500
                       Chancellor Media Corp. 9.00% 2008...........................               900,000         920,250
                       Chancellor Media Corp., Series B 8.13% 2007.................               450,000         453,375
                       Charter Communications Holdings 10.25% 2010.................               650,000         635,375
                       Echostar DBS Corp. 9.38% 2009...............................               650,000         626,437
                       Globalstar LP 11.38% 2004...................................               425,000         112,625
                       Multicanal SA 13.13% 2009...................................               520,000         494,000
                       Telewest Communications PLC zero coupon 2009(2).............   GBP         400,000         314,706
                       TV Azteca SA, Series A 10.13% 2004..........................             1,100,000       1,047,750
                       United Pan-Europe Communications NV, Series B 10.88% 2009...               745,000         633,250
                       XM Satellite Radio Holdings, Inc. 14.00% 2010*(3)...........               500,000         468,750

                       Leisure & Tourism -- 5.2%
                       Hilton Hotels Corp. 7.95% 2007..............................               740,000         703,562
                       HMH Properties, Inc., Series A 7.88% 2005...................               360,000         334,350
                       Horseshoe Gaming LLC, Series B 8.63% 2009...................             2,165,000       2,056,750
                       Host Marriot LP, Series E 8.38% 2006........................               110,000         104,775
                       International Game Technology 8.38% 2009....................               900,000         861,750
                       Park Place Entertainment Corp. 7.88% 2005...................               570,000         541,500
                       Park Place Entertainment Corp. 8.50% 2006...................               250,000         250,043
                       Station Casinos, Inc. 8.88% 2008 @..........................             1,005,000         959,775

                                                           ---------------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                         LOCAL CURRENCY)         VALUE
                       --------------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       Station Casinos, Inc. 9.75% 2007............................               160,000   $     159,200
                       Station Casinos, Inc. 10.13% 2006...........................               355,000         360,325
                                                                                                            -------------
                                                                                                               15,296,454
                                                                                                            -------------
                       INFORMATION TECHNOLOGY -- 23.7%
                       Cellular -- 0.6%
                       Occidente Y Caribe Celular SA, Series B zero coupon
                         2004(2)...................................................             1,100,000         770,000

                       Computer Software -- 1.3%
                       Netia Holdings II BV 13.50% 2009............................   EUR       1,050,000         981,579
                       Wam!Net, Inc., Series B zero coupon 2005(2).................             1,050,000         588,000

                       Electronics -- 0.9%
                       Hyundai Semiconductor 8.63% 2007*...........................             1,300,000       1,132,196

                       Internet Software -- 1.3%
                       Exodus Communications, Inc. 11.63% 2010*....................               465,000         467,325
                       PSINet, Inc., Series B 10.00% 2005..........................             1,410,000       1,128,000

                       Telecommunications -- 19.6%
                       AMSC Acquisition Co., Inc., Series B 12.25% 2008............               415,000         309,175
                       Bayan Telecommunications 13.50% 2006* @.....................             1,450,000         924,375
                       CIA International de Telecommunicaciones 10.38% 2004*.......             2,650,000       2,279,000
                       Colt Telecom Group PLC 7.63% 2008...........................   DEM       1,450,000         610,446
                       CTI Holdings SA zero coupon 2008(2).........................               900,000         508,500
                       Dolphin Telecom PLC zero coupon 2008(2).....................               850,000         280,500
                       Dolphin Telecom PLC, Series B zero coupon 2009(2)...........               550,000         187,000
                       Espirit Telecom Group PLC 10.88% 2008.......................               400,000         264,000
                       Focal Communications Corp. 11.88% 2010......................               390,000         388,050
                       Global Crossing Holdings Ltd. 9.63% 2008....................             1,825,000       1,779,375
                       Globix Corp. 12.50% 2010....................................               365,000         292,000
                       Grupo Iusacell SA de CV 14.25% 2006.........................               850,000         913,750
                       GT Group Telecom, Inc. 13.25% 2010*(2)(3)...................               700,000         371,000
                       Hermes Europe Railtel BV 10.38% 2009........................               525,000         404,250
                       Hermes Europe Railtel BV 11.50% 2007........................               490,000         392,000
                       Intermedia Communications, Inc. 8.50% 2008..................               275,000         221,375
                       Intermedia Communications, Inc., Series B zero coupon
                         2007(2)...................................................             1,200,000         828,000
                       Level 3 Communications, Inc. 9.13% 2008.....................             1,525,000       1,322,937
                       Nextel Communications, Inc. zero coupon 2007(2).............             3,700,000       2,886,000
                       Nextlink Communications, Inc. zero coupon 2008(2)...........             2,070,000       1,314,450
                       Nextlink Communications, Inc. 10.75% 2008...................               675,000         661,500
                       NTL, Inc. 10.75% 2008(2)....................................   GBP         750,000         685,610
                       NTL, Inc., Series B zero coupon 2008(2).....................               550,000         352,000
                       Onepoint Communications Corp., Series B 14.50% 2008.........               370,000         214,600
                       Primus Telecommunications Group, Inc. 11.25% 2009...........               310,000         186,000
                       Primus Telecommunications Group, Inc., Series B 9.88%
                         2008......................................................               415,000         232,400
                       RCN Corp., Series B zero coupon 2007(2).....................             1,160,000         661,200
                       RCN Corp., Series B zero coupon 2008(2).....................               750,000         401,250
                       Rhythms NetConnections, Inc., Series B zero coupon
                         2008(2)...................................................             1,780,000         658,600
                       RSL Communications Ltd. zero coupon 2008(2).................   DEM       1,650,000         147,541
                       RSL Communications Ltd. 12.25% 2006.........................               118,000          42,480
                       RSL Communications PLC zero coupon 2008(2)..................               275,000          53,625
                       RSL Communications PLC 9.13% 2008...........................             1,065,000         330,150
                       Tele I Europe BV 13.00% 2009*(3)............................   EUR         490,000         469,976
                       Viatel, Inc. zero coupon 2008(2)............................             1,200,000         420,000
                       Winstar Communications, Inc. zero coupon 2010*(2)...........             4,065,000       1,747,950
                                                                                                            -------------
                                                                                                               28,808,165
                                                                                                            -------------

---------------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                        LOCAL CURRENCY)         VALUE
                       --------------------------------------------------------------------------------------------------
                       MATERIALS -- 3.8%
                       Chemicals -- 1.6%
                       Huntsman ICI Chemicals Inc. 10.13% 2009.....................   EUR         625,000   $     589,323
                       Huntsman ICI Chemicals LLC 10.13% 2009......................               875,000         890,313
                       Lyondell Chemical Co., Series A 9.63% 2007..................               440,000         440,000

                       Forest Products -- 1.0%
                       Tjiwi Kimia 13.25% 2001.....................................             1,400,000       1,253,000

                       Metals & Minerals -- 1.2%
                       Acindar Industria Argentina de Aceros SA 11.25% 2004........               800,000         504,000
                       Murrin Murrin Holdings Property Ltd. 9.38% 2007.............               410,000         350,550
                       National Steel Corp., Series D 9.88% 2009*..................               630,000         557,550
                       NSM Steel, Inc., Series B 12.25% 2008*(3)(4)................               270,000             270
                                                                                                            -------------
                                                                                                                4,585,006
                                                                                                            -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 33.6%
                       Foreign Government -- 33.6%
                       Ivory Coast, Inc. 2.00% 2018(1)(4)..........................             1,400,000         209,329
                       Kingdom of Jordan 7.75% 2023(1).............................               400,000         318,000
                       Province of Buenos Aires 13.25% 2010*.......................             1,000,000         965,000
                       Republic of Argentina 7.38% 2005(1).........................               520,000         484,782
                       Republic of Argentina 10.25% 2030...........................             1,000,000         820,000
                       Republic of Argentina 11.75% 2009...........................             1,530,000       1,455,719
                       Republic of Argentina 11.75% 2015...........................               670,000         618,075
                       Republic of Argentina 12.13% 2005...........................               700,000         695,450
                       Republic of Brazil 5.75% 2024(1)............................               500,000         326,250
                       Republic of Brazil 7.38% 2006(1)............................             1,116,000       1,024,628
                       Republic of Brazil 7.38% 2012...............................             1,030,000         766,706
                       Republic of Brazil 7.38% 2024(1)............................             1,700,000       1,336,628
                       Republic of Brazil 7.44% 2009(1)............................               800,000         676,380
                       Republic of Brazil 7.44% 2012(1)............................               700,000         519,386
                       Republic of Brazil 8.00% 2014...............................             2,419,721       1,797,894
                       Republic of Brazil 12.25% 2030..............................             3,100,000       2,921,300
                       Republic of Brazil 12.75% 2020..............................               600,000         585,600
                       Republic of Brazil 14.50% 2009..............................             1,552,000       1,691,680
                       Republic of Bulgaria 7.75% 2001(1)..........................             1,350,000       1,096,132
                       Republic of Bulgaria, Series A 6.69% 2024(1)................             1,200,000         973,500
                       Republic of Colombia 9.75% 2009.............................               750,000         603,750
                       Republic of Colombia 11.75% 2020............................             2,050,000       1,767,100
                       Republic of Colombia 13.58% 2005(1).........................               380,000         364,800
                       Republic of Ecuador 7.69% 2025(4)...........................               720,000         334,800
                       Republic of Panama 7.75% 2016(1)............................               273,363         224,841
                       Republic of Panama 10.75% 2020..............................               600,000         600,000
                       Republic of Peru 3.75% 2017(1)..............................             3,180,000       1,968,725
                       Republic of Philippines 9.88% 2019..........................             1,350,000       1,103,146
                       Republic of Philippines 10.63% 2025.........................             2,800,000       2,332,000
                       Republic of Venezuela 6.75% 2020............................               900,000         642,375
                       Republic of Venezuela 7.88% 2007(1).........................               357,141         294,927
                       Republic of Venezuela 9.25% 2027............................               850,000         565,250
                       Russian Federation 2.25% 2030...............................             1,500,000         597,125
                       Russian Federation 10.00% 2007..............................             3,350,000       2,629,750
                       Russian Federation 12.75% 2028..............................             4,950,000       4,333,725
                       United Mexican States 7.50% 2010*...........................   EUR         600,000         547,679
                       United Mexican States, Series A 7.31% 2019(1)...............             1,300,000       1,290,250
                       United Mexican States, Series B 7.60% 2019(1)...............             1,250,000       1,240,625
                                                                                                            -------------
                                                                                                               40,723,307
                                                                                                            -------------

                                                           ---------------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                        LOCAL CURRENCY)         VALUE
                       --------------------------------------------------------------------------------------------------
                       REAL ESTATE -- 0.1%
                       Real Estate Companies -- 0.1%
                       Glencore Nickel Property Ltd. 9.00% 2014....................               135,000   $     111,881
                                                                                                            -------------
                       UTILITIES -- 0.3%
                       Gas & Pipeline Utilities -- 0.1%
                       Ras Laffan Liquified Natural Gas Co. 8.29% 2014*............               150,000         139,875

                       Telephone -- 0.2%
                       Maxcom Telecomunicaciones SA 13.75% 2007*(3)................               425,000         293,250
                                                                                                            -------------
                                                                                                                  433,125
                                                                                                            -------------
                       TOTAL BONDS & NOTES (cost $119,500,656).....................                           110,775,481
                                                                                                            -------------

                       LOAN AGREEMENTS -- 1.5%
                       --------------------------------------------------------------------------------------------------
                       LOAN AGREEMENTS -- 1.5%
                       Foreign Government -- 1.5%
                       Algeria Tranche III 7.19% 2010..............................             1,450,000       1,178,125
                       Algerian Loan Agreement Trust 7.19% 2006....................               300,000         258,000
                       Kingdom of Morroco Series A 7.75% 2009(1)...................               392,450         357,129
                                                                                                            -------------
                       TOTAL LOAN AGREEMENTS (cost $1,704,049).....................                             1,793,254
                                                                                                            -------------

                       COMMON STOCK -- 0.6%                                                SHARES
                       --------------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Telecommunications -- 0.1%
                       Tele1 Europe Holding AB+....................................                 9,208         120,855
                                                                                                            -------------
                       UTILITIES -- 0.5%
                       Electric Utilities -- 0.5%
                       TNP Enterprises, Inc.*(3)...................................               600,000         607,500
                                                                                                            -------------
                       TOTAL COMMON STOCK (cost $629,061)..........................                               728,355
                                                                                                            -------------

                       PREFERRED STOCK -- 1.6%
                       --------------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.2%
                       Retail -- 0.2%
                       Kmart Financing I 7.75%.....................................                 7,500         262,500
                                                                                                            -------------
                       INFORMATION & ENTERTAINMENT -- 0.4%
                       Broadcasting & Media -- 0.4%
                       Paxson Communications Corp. 9.75%*(5).......................                     9          88,022
                       Paxson Communications Corp. 13.25%(5).......................                    47         458,994
                                                                                                            -------------
                                                                                                                  547,016
                                                                                                            -------------
                       INFORMATION TECHNOLOGY -- 1.0%
                       Telecommunications -- 1.0%
                       Dobson Communications Corp. 13.00%(5).......................               341,376         336,255
                       IXC Communications, Inc., Series B 12.50%...................                   538         539,654
                       Nextlink Communications, Inc., Series B 13.50%..............                   313         300,576
                                                                                                            -------------
                                                                                                                1,176,485
                                                                                                            -------------
                       TOTAL PREFERRED STOCK (cost $1,898,417).....................                             1,986,001
                                                                                                            -------------

---------------------

                       RIGHTS -- 0.0%+                                                      RIGHTS              VALUE
                       --------------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       United Mexican States 6/30/03 (cost $0).....................             3,923,000   $           0
                                                                                                            -------------

                       WARRANTS -- 0.1%+                                                   WARRANTS
                       --------------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Business Services -- 0.0%
                       Nokornthai Strip Ml Public Ltd. 2/01/08.....................               170,935           1,709
                                                                                                            -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Paxson Communications Corp. 6/30/03.........................                   256              58
                                                                                                            -------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Cellular -- 0.1%
                       Occidente Y Caribe Celular SA 3/15/04*......................                 4,400          66,550

                       Computer Software -- 0.0%
                       Wam!Net, Inc. 3/01/05*(3)...................................                 1,200          13,350

                       Telecommunications -- 0.0%
                       Globalstar Telecommunications 02/15/04......................                   175           1,750
                       Motient Corp. 4/1/08*.......................................                   415          14,525
                       Onepoint Communications Corp. 6/01/08.......................                   370           7,400
                                                                                                            -------------
                                                                                                                  103,575
                                                                                                            -------------
                       TOTAL WARRANTS (cost $46,999)...............................                               105,342
                                                                                                            -------------
                       TOTAL INVESTMENT SECURITIES (cost $123,779,182).............                           115,388,433
                                                                                                            -------------
                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        (DENOMINATED IN
                       SHORT-TERM SECURITIES -- 1.0%                                     LOCAL CURRENCY)
                       --------------------------------------------------------------------------------------------------
                       FOREIGN SHORT-TERM NOTES -- 0.9%
                       Turkey Treasury Bill zero coupon due 8/23/00................   TRL 772,950,000,000       1,112,678
                       U.S. GOVERNMENT -- 0.1%
                       United States Treasury Bills 5.61% due 9/21/00@.............               100,000          99,154
                                                                                                            -------------
                       TOTAL SHORT-TERM SECURITIES (cost $1,429,037)...............                             1,211,832
                                                                                                            -------------
                       TOTAL INVESTMENTS --
                         (cost $125,208,219)                  96.1%                                           116,600,265
                       Other assets less liabilities           3.9                                              4,674,637
                                                             ------                                         -------------
                       NET ASSETS --                         100.0%                                         $ 121,274,902
                                                             ======                                         =============

              -----------------------------
               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
              (1) Variable rate security; rate as of July 31, 2000
              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (3) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (4) Bond in default
              (5) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash
                                                           ---------------------

              Allocation of investments as a percentage of net assets by country as of July 31, 2000:

                       United States...............................................  44.3%
                       Brazil......................................................  11.4%
                       Mexico......................................................   8.3%
                       Russia......................................................   6.2%
                       Argentina...................................................   6.1%
                       Philippines.................................................   2.8%
                       Colombia....................................................   2.3%
                       United Kingdom..............................................   2.0%
                       Netherlands.................................................   1.8%
                       Bulgaria....................................................   1.7%
                       Peru........................................................   1.6%
                       Venezuela...................................................   1.2%
                       Luxembourg..................................................   1.1%
                       Algeria.....................................................   1.0%
                       Korea.......................................................   0.9%
                       Turkey......................................................   0.9%
                       Panama......................................................   0.7%
                       Australia...................................................   0.4%
                       Morocco.....................................................   0.3%
                       Jordan......................................................   0.3%
                       Ecuador.....................................................   0.3%
                       China.......................................................   0.2%
                       India.......................................................   0.2%
                       Qatar.......................................................   0.1%
                                                                                     ----
                                                                                     96.1%
                                                                                     ====

              -----------------------------
               @ The security or a portion thereof represents collateral for the following open futures contracts:

                       OPEN FUTURE CONTRACTS
                       --------------------------------------------------------------------------------------------------------
                                                                  EXPIRATION      VALUE AT       VALUE AS OF      UNREALIZED
                       CONTRACTS   DESCRIPTION                       DATE        TRADE DATE    JULY 31, 2000      APPRECIATION
                       --------------------------------------------------------------------------------------------------------
                       16 Long     U.S. Treasury 10 Year Note   September 2000   $1,527,314       $1,582,250         $54,936
                       7 Short     U.K. LIF Gilt                September 2000    1,198,894        1,188,665          10,229
                                                                                                                     -------
                                                                                                                     $65,165
                                                                                                                     =======

                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -------------------------------------------------------------
                       CONTRACT          IN               DELIVERY  GROSS UNREALIZED
                       TO DELIVER        EXCHANGE FOR       DATE      APPRECIATION
                       -------------------------------------------------------------
                       EUR*    414,978   USD    398,354   08/07/00     $ 13,615
                       EUR   1,050,000   USD    985,772   10/26/00        7,864
                       EUR     275,000   USD    258,184   10/26/00        2,065
                       EUR   1,355,000   USD  1,283,863   10/30/00       21,636
                       EUR     640,000   USD    606,336   10/30/00       10,155
                       GBP*    980,000   USD  1,523,165   08/03/00       54,455
                       GBP     125,000   USD    191,636   08/10/00        4,277
                                                                       ---------
                                                                       $114,067
                                                                       ---------

                                                                    GROSS UNREALIZED
                                                                      DEPRECIATION
                       -------------------------------------------------------------
                       EUR     230,000   USD    205,908   08/08/00     $ (7,347)
                       EUR     490,000   USD    440,706   08/10/00      (13,679)
                       USD*    391,370   EUR    414,978   08/07/00       (6,631)
                       USD*    182,328   GBP    120,000   08/03/00       (2,486)
                                                                       ---------
                                                                        (30,143)
                                                                       ---------
                               Net Unrealized Appreciation........     $ 83,924
                                                                       =========

              -----------------------------
              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have counterparty settlement risk.

GBP  --   Pound Sterling                   TRL  --   Turkish Lire
EUR  --   Euro Dollar                      USD  --   United States Dollar
DEM  --   Deutsche Mark

              See Notes to Financial Statements
---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 65.9%                                           SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.1%
                       Automotive -- 1.2%
                       General Motors Corp., Class H...............................      270,000   $   6,986,250

                       Retail -- 3.9%
                       Gap, Inc. ..................................................      110,750       3,966,234
                       Home Depot, Inc. ...........................................      100,000       5,175,000
                       Tiffany & Co. ..............................................       90,000       3,082,500
                       Wal-Mart Stores, Inc. ......................................      190,000      10,438,125
                                                                                                   -------------
                                                                                                      29,648,109
                                                                                                   -------------
                       ENERGY -- 3.8%

                       Energy Services -- 1.5%
                       Baker Hughes, Inc. .........................................       87,700       3,036,613
                       Halliburton Co. ............................................       51,000       2,352,375
                       Schlumberger Ltd. ..........................................       50,000       3,696,875

                       Energy Sources -- 2.3%
                       Burlington Resources, Inc. .................................       30,000         978,750
                       Chevron Corp. ..............................................       30,000       2,370,000
                       Exxon Mobil Corp. ..........................................       60,806       4,864,480
                       Nabors Industries, Inc.+....................................       42,500       1,769,062
                       Royal Dutch Petroleum Co. ADR...............................       60,000       3,495,000
                                                                                                   -------------
                                                                                                      22,563,155
                                                                                                   -------------
                       FINANCE -- 9.5%

                       Banks -- 2.6%
                       Bank of New York Co., Inc. .................................       30,000       1,404,375
                       Chase Manhattan Corp. ......................................      142,500       7,080,469
                       FleetBoston Financial Corp. ................................       70,000       2,506,875
                       Mellon Financial Corp. .....................................       40,000       1,507,500
                       Summit Bancorp .............................................      110,000       2,701,875

                       Financial Services -- 6.9%
                       American Express Co. .......................................      160,000       9,070,000
                       Capital One Financial Corp. ................................       50,000       2,931,250
                       Citigroup, Inc. ............................................      200,000      14,112,500
                       Merrill Lynch & Co., Inc. ..................................       40,000       5,170,000
                       Morgan Stanley, Dean Witter & Co. ..........................      100,000       9,125,000
                                                                                                   -------------
                                                                                                      55,609,844
                                                                                                   -------------
                       HEALTHCARE -- 7.3%
                       Drugs -- 5.3%
                       ALZA Corp.+.................................................       65,000       4,208,750
                       Biogen, Inc.+...............................................       45,000       2,385,000
                       Genentech, Inc.+............................................       25,000       3,803,125
                       Merck & Co., Inc. ..........................................       65,000       4,659,687
                       Pfizer, Inc. ...............................................      170,000       7,331,250

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Drugs (continued)
                       Schering-Plough Corp. ......................................      110,000   $   4,750,625
                       Teva Pharmaceutical Industries Ltd. ADR.....................       65,000       3,948,750

                       Medical Products -- 2.0%
                       Amgen, Inc.+................................................       90,000       5,844,375
                       Johnson & Johnson Co. ......................................       65,000       6,049,063
                                                                                                   -------------
                                                                                                      42,980,625
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 6.9%
                       Electrical Equipment -- 3.4%
                       General Electric Co. .......................................      390,000      20,060,625

                       Machinery -- 1.0%
                       SPX Corp. ..................................................       38,800       5,555,675

                       Multi-Industry -- 2.5%
                       Sycamore Networks, Inc.+....................................       40,000       4,932,500
                       Tyco International Ltd. ....................................      185,000       9,897,500
                                                                                                   -------------
                                                                                                      40,446,300
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 2.3%
                       Broadcasting & Media -- 2.0%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............      200,000       4,450,000
                       Pegasus Communications Corp.+...............................       50,600       2,137,850
                       Time Warner, Inc. ..........................................       70,000       5,368,125

                       Entertainment Products -- 0.3%
                       Oakley, Inc.+...............................................      125,000       1,812,500
                                                                                                   -------------
                                                                                                      13,768,475
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 27.6%
                       Communication Equipment -- 1.4%
                       Juniper Networks, Inc.+.....................................        8,700       1,239,206
                       Motorola, Inc. .............................................      150,000       4,959,375
                       Nokia Corp. ADR.............................................       50,000       2,215,625

                       Computers & Business Equipment -- 10.3%
                       Cisco Systems, Inc.+........................................      330,000      21,594,375
                       Dell Computer Corp.+........................................       65,000       2,855,938
                       EMC Corp.+..................................................      260,000      22,132,500
                       International Business Machines Corp. ......................       90,000      10,119,375
                       Sun Microsystems, Inc.+.....................................       35,000       3,690,312

                       Computer Services -- 0.8%
                       Oracle Corp.+...............................................       60,000       4,511,250

                       Computer Software -- 3.4%
                       BEA Systems, Inc.+..........................................       50,000       2,153,125
                       i2 Technologies, Inc.+......................................       37,700       4,891,575
                       Microsoft Corp.+............................................      189,000      13,194,563

                       Electronics -- 6.4%
                       Flextronics International Ltd.+.............................       25,000       1,769,922
                       Intel Corp. ................................................      260,000      17,355,000
                       JDS Uniphase Corp.+.........................................      100,000      11,812,500
                       Texas Instruments, Inc. ....................................      110,000       6,455,625

                       Internet Software -- 0.5%
                       America Online, Inc.+.......................................       50,000       2,665,625

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 4.8%
                       Comcast Corp., Class A+.....................................      100,000   $   3,401,562
                       Corning, Inc. ..............................................       58,800      13,755,525
                       Lucent Technologies, Inc. ..................................       85,000       3,718,750
                       Nortel Networks Corp. ......................................      100,000       7,437,500
                                                                                                   -------------
                                                                                                     161,929,228
                                                                                                   -------------
                       MATERIALS -- 1.0%
                       Chemicals -- 0.4%
                       du Pont (E.I.) de Nemours & Co. ............................       45,000       2,039,063

                       Metals & Minerals -- 0.6%
                       Alcoa, Inc. ................................................      120,000       3,630,000
                                                                                                   -------------
                                                                                                       5,669,063
                                                                                                   -------------
                       UTILITIES -- 2.4%
                       Electric Utilities -- 0.1%
                       PECO Energy Co. ............................................       20,000         853,750

                       Gas & Pipeline Utilities -- 1.3%
                       Enron Corp..................................................      100,000       7,362,500

                       Telephone -- 1.0%
                       AT&T Corp. .................................................       77,000       2,382,188
                       WorldCom, Inc.+.............................................       85,000       3,320,312
                                                                                                   -------------
                                                                                                      13,918,750
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $324,898,107)......................                  386,533,549
                                                                                                   -------------

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 22.5%                                          AMOUNT
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.1%
                       Automotive -- 0.1%
                       DaimlerChrysler AG 7.45% 2027...............................  $   750,000         716,640
                                                                                                   -------------
                       FINANCE -- 0.6%
                       Financial Services -- 0.6%
                       CS First Boston Mortgage Securities Corp. 6.48% 2008........    2,500,000       2,344,853
                       Morgan Stanley Group, Inc. 6.88% 2007.......................    1,000,000         962,410
                                                                                                   -------------
                                                                                                       3,307,263
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.2%
                       Electronics -- 0.2%
                       Texas Instruments, Inc. 6.13% 2006..........................    1,000,000         915,230
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 21.6%
                       U.S. Government & Agencies -- 21.6%
                       Federal National Mortgage Association 5.25% 2009............    7,000,000       6,164,340
                       Federal National Mortgage Association 5.75% 2003............    3,385,000       3,285,041
                       Federal National Mortgage Association 5.75% 2008............      750,000         690,585
                       Overseas Private Investment Corp. 6.99% 2009................    4,188,597       4,123,884
                       Small Business Administration 6.30% 2018....................    1,788,864       1,670,426
                       United States Treasury Bonds 6.13% 2029.....................   10,500,000      10,806,810
                       United States Treasury Notes 5.88% 2004.....................    7,000,000       6,910,330
                       United States Treasury Notes 6.38% 2002.....................   25,000,000      25,011,750

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       United States Treasury Notes 6.50% 2002.....................  $25,000,000   $  25,043,000
                       United States Treasury Notes 6.50% 2010.....................   22,000,000      22,725,340
                       United States Treasury Notes 6.75% 2005.....................   20,000,000      20,487,400
                                                                                                   -------------
                                                                                                     126,918,906
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $133,317,527).....................                  131,858,039
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $458,215,634).............                  518,391,588
                                                                                                   -------------

                       SHORT-TERM SECURITIES -- 6.0%
                       -----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 6.0%
                       Federal Home Loan Mortgage Discount Notes 6.38% due
                         8/1/00....................................................   15,000,000      15,000,000
                       Federal Home Loan Mortgage Discount Notes 6.39% due
                         8/16/00...................................................   10,000,000       9,973,375
                       Federal National Mortgage Association Discount Notes 6.38%
                         due 8/10/00...............................................   10,000,000       9,984,050
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $34,957,425)..............                   34,957,425
                                                                                                   -------------

                       REPURCHASE AGREEMENT -- 2.5%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 2.5%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $14,688,000).......................   14,688,000      14,688,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $507,861,059)                                  96.9%                  568,037,013
                       Other assets less liabilities --                        3.1                    18,445,690
                                                                             ------                 ------------
                       NET ASSETS --                                         100.0%                 $586,482,703
                                                                             ======                 ============


              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

   SUNAMERICA SERIES TRUST
   MFS TOTAL RETURN PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 55.3%                                           SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.9%
                       Automotive -- 1.3%
                       Delphi Automotive Systems Corp. ............................       76,900   $  1,139,081
                       Ford Motor Co. .............................................        9,700        451,656
                       TRW, Inc. ..................................................       32,000      1,438,000

                       Retail -- 0.6%
                       Kroger Co...................................................       70,200      1,452,263
                                                                                                   -------------
                                                                                                      4,481,000
                                                                                                   -------------
                       CONSUMER STAPLES -- 3.7%
                       Food, Beverage & Tobacco -- 3.2%
                       Anheuser-Busch Cos., Inc. ..................................        9,900        796,950
                       Archer-Daniels-Midland Co. .................................       46,750        438,281
                       Diageo PLC..................................................      142,797      1,254,015
                       General Mills, Inc. ........................................       15,300        525,937
                       Hershey Foods Corp. ........................................        4,800        222,000
                       Nestle SA...................................................          730      1,521,435
                       PepsiCo, Inc. ..............................................        7,000        320,688
                       Quaker Oats Co. ............................................       13,600        914,600
                       Safeway, Inc.+..............................................       32,400      1,460,025

                       Household Products -- 0.5%
                       Fortune Brands, Inc. .......................................       29,000        652,500
                       Kimberly-Clark Corp. .......................................       10,400        597,350
                                                                                                   -------------
                                                                                                      8,703,781
                                                                                                   -------------
                       ENERGY -- 10.8%
                       Energy Services -- 4.8%
                       Coastal Corp. ..............................................       70,000      4,042,500
                       Halliburton Co. ............................................       61,300      2,827,462
                       Noble Drilling Corp.+.......................................       80,700      3,515,494
                       Transocean Sedco Forex, Inc. ...............................       15,500        767,250

                       Energy Sources -- 6.0%
                       Apache Corp. ...............................................       24,800      1,233,800
                       BP Amoco PLC ADR............................................       53,250      2,785,641
                       Chevron Corp. ..............................................        4,800        379,200
                       Conoco, Inc., Class A.......................................       55,300      1,237,337
                       Devon Energy Corp. .........................................       37,200      1,701,900
                       Exxon Mobil Corp. ..........................................       39,938      3,195,040
                       Royal Dutch Petroleum Co. ADR...............................       49,200      2,865,900
                       Sunoco, Inc. ...............................................       27,600        672,750
                                                                                                   -------------
                                                                                                     25,224,274
                                                                                                   -------------
                       FINANCE -- 13.7%
                       Banks -- 2.6%
                       Bank of America Corp. ......................................       25,726      1,218,769
                       Bank of New York Co., Inc. .................................       13,500        631,969
                       Bank One Corp. .............................................        7,000        222,688
                       Mellon Financial Corp. .....................................       62,100      2,340,394
                       PNC Financial Services Group................................       32,300      1,643,262

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 6.5%
                       A.G. Edwards, Inc. .........................................       22,700   $  1,200,263
                       Axa Financial, Inc. ........................................       61,500      2,352,375
                       Citigroup, Inc. ............................................       29,000      2,046,312
                       Federal Home Loan Mortgage Corp. ...........................       16,500        650,719
                       HSBC Holdings PLC...........................................       98,400      1,332,322
                       ING Groep NV ADR............................................       25,503      1,715,077
                       Merrill Lynch & Co., Inc. ..................................        2,901        374,954
                       Morgan Stanley, Dean Witter & Co. ..........................        9,600        876,000
                       ReliaStar Financial Corp. ..................................       23,300      1,239,269
                       The Hartford Financial Services Group, Inc. ................       53,370      3,429,022

                       Insurance -- 4.6%
                       Allstate Corp. .............................................        9,700        267,356
                       Axa SA de CV................................................        1,700        258,364
                       Chubb Corp. ................................................       12,100        895,400
                       CIGNA Corp. ................................................        9,800        978,775
                       Jefferson-Pilot Corp. ......................................        8,500        518,500
                       Lincoln National Corp. .....................................       46,600      2,032,925
                       Marsh & McLennan Cos., Inc. ................................       17,500      2,135,000
                       MetLife, Inc.+..............................................       21,010        441,210
                       St. Paul Cos., Inc. ........................................       71,500      3,177,282
                                                                                                   -------------
                                                                                                     31,978,207
                                                                                                   -------------
                       HEALTHCARE -- 3.8%
                       Drugs -- 2.4%
                       American Home Products Corp. ...............................       33,700      1,788,206
                       Bristol-Myers Squibb Co. ...................................       25,600      1,270,400
                       Pharmacia & Upjohn, Inc. ...................................       38,575      2,111,982
                       SmithKline Beecham PLC ADR..................................        7,000        448,000

                       Health Services -- 0.5%
                       HCA-Healthcare Co. .........................................       32,000      1,088,000

                       Medical Products -- 0.9%
                       Abbott Laboratories, Inc. ..................................       43,200      1,798,200
                       Baxter International, Inc. .................................        3,000        233,250
                                                                                                   -------------
                                                                                                      8,738,038
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 3.5%
                       Aerospace & Military Technology -- 1.6%
                       Boeing Co. .................................................       35,200      1,724,800
                       Honeywell International, Inc. ..............................       20,900        702,763
                       United Technologies Corp. ..................................       21,100      1,231,712

                       Business Services -- 0.3%
                       United Parcel Service, Inc. ................................        2,920        171,550
                       W. W. Grainger, Inc. .......................................       17,800        565,150

                       Electrical Equipment -- 0.0%
                       General Electric Co. .......................................        1,600         82,300

                       Machinery -- 1.1%
                       Deere & Co. ................................................       45,300      1,746,881
                       Ingersoll-Rand Co. .........................................       19,600        769,300

                       Multi-Industry -- 0.1%
                       Tyco International Ltd. ....................................        3,000        160,500

                       Transportation -- 0.4%
                       Burlington Northern Santa Fe Corp. .........................       40,200        982,388
                                                                                                   -------------
                                                                                                      8,137,344
                                                                                                   -------------

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 3.6%
                       Broadcasting & Media -- 2.5%
                       Gannett Co., Inc. ..........................................       30,200   $  1,627,025
                       New York Times Co. .........................................       34,800      1,433,325
                       Time Warner, Inc. ..........................................       16,900      1,296,019
                       Tribune Co. ................................................       25,400        825,500
                       Viacom, Inc., Class B+......................................        7,812        518,033

                       Entertainment Products -- 0.0%
                       Eastman Kodak Co. ..........................................        1,000         54,875

                       Leisure & Tourism -- 1.1%
                       Harrah's Entertainment, Inc.+...............................       61,500      1,541,344
                       McDonald's Corp. ...........................................       12,100        381,150
                       MGM Grand, Inc. ............................................       13,000        467,187
                       Walt Disney Co.+............................................        5,200        201,175
                                                                                                   -------------
                                                                                                      8,345,633
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 4.0%
                       Communication Equipment -- 0.5%
                       Motorola, Inc. .............................................       32,900      1,087,756

                       Computers & Business Equipment -- 0.2%
                       Hewlett-Packard Co. ........................................        1,300        141,944
                       International Business Machines Corp. ......................        2,600        292,337
                       Xerox Corp. ................................................        2,800         41,650

                       Computer Services -- 0.4%
                       Automatic Data Processing, Inc. ............................       20,400      1,011,075

                       Computer Software -- 0.3%
                       Microsoft Corp.+............................................        9,000        628,313

                       Electronics -- 0.6%
                       Emerson Electric Co. .......................................       24,900      1,520,456

                       Telecommunications -- 2.0%
                       Comcast Corp., Class A+.....................................       29,400      1,000,060
                       Verizon Communications......................................       78,546      3,691,662
                                                                                                   -------------
                                                                                                      9,415,253
                                                                                                   -------------
                       MATERIALS -- 2.4%
                       Chemicals -- 2.1%
                       Air Products and Chemicals, Inc. ...........................       18,000        600,750
                       Akzo Nobel NV...............................................       63,730      2,834,221
                       Rohm and Haas Co. ..........................................       54,200      1,409,200

                       Forest Products -- 0.2%
                       Bowater, Inc. ..............................................        9,400        462,950

                       Metals & Minerals -- 0.1%
                       Alcoa, Inc..................................................       10,600        320,650
                                                                                                   -------------
                                                                                                      5,627,771
                                                                                                   -------------
                       REAL ESTATE -- 0.6%
                       Real Estate Investment Trusts -- 0.6%
                       Equity Residential Properties Trust.........................       25,600      1,276,800
                                                                                                   -------------
                       UTILITIES -- 7.3%
                       Electric Utilities -- 2.0%
                       CMS Energy Corp. ...........................................       10,100        258,181
                       CP&L, Energy, Inc. .........................................       26,900        899,469
                       Duke Energy Corp. ..........................................       25,200      1,554,525
                       PECO Energy Co. ............................................       18,000        768,375

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       Pinnacle West Capital Corp. ................................       27,800   $  1,099,837
                       Sierra Pacific Resources....................................       10,840        153,115

                       Gas & Pipeline Utilities -- 2.9%
                       Columbia Energy Group.......................................       11,000        750,750
                       Eastern Enterprises.........................................       15,800        989,475
                       El Paso Energy Corp. .......................................        9,300        449,888
                       National Fuel Gas Co. ......................................       33,700      1,661,831
                       The Williams Cos., Inc. ....................................       55,600      2,321,300
                       Washington Gas Light Co. ...................................       19,000        467,875

                       Telephone -- 2.4%
                       ALLTEL Corp. ...............................................       13,600        838,100
                       AT&T Corp. .................................................        9,750        301,641
                       Nippon Telegraph & Telephone Corp. ADR......................        7,800        477,750
                       SBC Communications, Inc. ...................................       52,900      2,251,556
                       Sprint Corp. ...............................................        4,600        163,875
                       Telephone and Data Systems, Inc. ...........................       14,000      1,559,250
                                                                                                   -------------
                                                                                                     16,966,793
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $120,587,116)......................                 128,894,894
                                                                                                   -------------
                       PREFERRED STOCK -- 1.5%
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.3%
                       Retail -- 0.3%
                       CVS Automatic Common Exchange CV Trust 6.00%................        9,500        686,375
                                                                                                   -------------
                       ENERGY -- 0.4%
                       Energy Services -- 0.1%
                       TXU Corp. 9.25%.............................................        9,000        358,875

                       Energy Sources -- 0.3%
                       El Paso Energy Capital Trust I 4.75%........................       10,800        664,200
                                                                                                   -------------
                                                                                                      1,023,075
                                                                                                   -------------
                       FINANCE -- 0.3%
                       Insurance -- 0.3%
                       Lincoln National Corp. 7.75%................................       26,000        617,500
                                                                                                   -------------
                       MATERIALS -- 0.1%
                       Forest Products -- 0.1%
                       Owens Illinois, Inc. 4.75%..................................       14,600        332,150
                                                                                                   -------------
                       UTILITIES -- 0.4%
                       Electric Utilities -- 0.4%
                       CMS Energy Corp. 8.75%......................................       14,300        454,919
                       Nisource, Inc. 7.75%........................................       12,000        495,000
                                                                                                   -------------
                                                                                                        949,919
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $3,967,863).....................                   3,609,019
                                                                                                   -------------

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 36.3%                                          AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.9%
                       Automotive -- 1.7%
                       DaimlerChrysler NA Holding Corp. 7.75% 2003.................  $   348,000   $    351,240
                       DaimlerChrysler NA Holding Corp. 6.63% 2001.................    1,609,000      1,594,648
                       DaimlerChrysler NA Holding Corp. 7.40% 2005.................      567,000        562,810
                       Ford Motor Co. 7.45% 2031...................................      275,000        258,637
                       General Motors Acceptance Corp. 6.75% 2002..................    1,000,000        985,830
                       General Motors Corp. 9.40% 2021.............................      103,000        117,799

                       Retail -- 0.2%
                       Federated Department Stores, Inc. 6.30% 2009................       60,000         52,170
                       Federated Department Stores, Inc. 8.50% 2003................      465,000        465,154
                                                                                                   -------------
                                                                                                      4,388,288
                                                                                                   -------------
                       CONSUMER STAPLES -- 0.1%
                       Food, Beverage & Tobacco -- 0.1%
                       Joseph E. Seagram & Sons, Inc. 7.50% 2018...................      312,000        303,788
                                                                                                   -------------
                       ENERGY -- 1.8%
                       Energy Services -- 0.4%
                       Coastal Corp. 6.20% 2004....................................      386,000        368,861
                       Coastal Corp. 7.75% 2010....................................      558,000        557,180

                       Energy Sources -- 1.4%
                       AEP Generating Co. 9.81% 2022...............................      999,348      1,128,014
                       NRG Energy South Central LLC 8.96% 2016*....................      241,000        243,630
                       NRG Energy, Inc. 8.70% 2005*(1).............................      165,000        165,730
                       Occidental Petroleum Corp. 6.40% 2003(1)....................    1,496,000      1,451,419
                       Phillips Petroleum Co. 8.50% 2005...........................      254,000        263,850
                                                                                                   -------------
                                                                                                      4,178,684
                                                                                                   -------------
                       FINANCE -- 7.3%
                       Banks -- 1.0%
                       Chase Commercial Mortgage Securities Corp. 6.39% 2008.......      273,000        253,990
                       Chase Commercial Mortgage Securities Corp. 7.54% 2009.......      135,527        136,280
                       Chase Manhattan Corp. 6.75% 2004............................      406,000        396,568
                       Fleet National Bank 5.75% 2009..............................      167,000        146,733
                       Lehman Brothers Holdings Inc. 7.75% 2005....................      641,000        639,558
                       Riggs National Corp. 9.65% 2009.............................      550,000        550,000
                       State Street Corp. 7.65% 2010...............................      116,000        116,449

                       Financial Services -- 6.1%
                       Aesop Funding II LLC 6.40% 2003*............................      600,000        591,756
                       Associates Corp. NA 5.50% 2004..............................    2,000,000      1,865,060
                       Bear Stearns Commercial Mortgage Securities, Inc. 6.80%
                         2008......................................................      400,793        391,808
                       Capita Equipment Receivables Corp, Trust 6.45% 2002.........      360,000        353,354
                       Comm, Series 2000-FL1A 6.95% 2011*(1)(2)....................      231,070        231,214
                       Comm, Series 2000-FL2A 6.85% 2011*(1)(2)....................      439,000        439,000
                       Copelco Capital Funding Corp. 5.78% 2001....................      425,441        424,237
                       Countrywide Alternative Loan Trust, Series 2000-1 A5 8.00%
                         2030(2)...................................................      694,000        689,663
                       Countrywide Funding Corp. 6.25% 2009........................      155,000        136,947
                       Deere John Capital Corp. 7.00% 2002.........................      191,000        190,047
                       Fleetwood Credit Grantor Trust 6.90% 2012...................       29,258         28,909
                       Ford Credit Auto Owner Trust 6.20% 2002.....................      316,489        315,400
                       Ford Motor Credit Co. 5.80% 2009............................      264,000        231,000
                       Ford Motor Credit Co. 7.75% 2007............................      754,000        747,825
                       Ford Motor Credit Co. 7.60% 2005............................    1,111,000      1,108,822
                       General Electric Capital Corp. 7.38% 2010...................      344,000        348,207
                       General Electric Capital Corp. 7.50% 2005...................      424,000        429,249
                       General Electric Capital Corp. 8.50% 2008...................      181,000        195,413

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       General Electric Capital Corp. 8.70% 2007...................  $   536,000   $    578,998
                       General Electric Capital Corp. 8.75% 2007...................      109,000        118,219
                       General Electric Capital Corp. 8.85% 2007...................      140,000        152,320
                       General Motors Acceptance Corp. 5.95% 2003..................      212,000        204,300
                       General Motors Acceptance Corp. 7.50% 2005..................      847,000        842,799
                       GS Mortgage Securities Corp. II 6.06% 2030..................      687,114        658,015
                       MidAmerican Funding LLC 5.85% 2001*.........................      215,000        212,910
                       MidAmerican Funding LLC 6.93% 2029..........................      339,000        286,497
                       Midland Funding Corp I 10.33% 2002..........................       16,939         17,325
                       Midland Funding Corp II 13.25% 2006.........................      100,000        117,760
                       Morgan (J.P.) Commercial Mortgage Finance Corp. 6.61%
                         2030......................................................      136,000        128,865
                       Morgan (J.P.) Commercial Mortgage Finance Corp. 6.93%
                         2010*(1)(2)...............................................      234,981        237,404
                       Morgan Stanley, Dean Witter & Co. 7.75% 2005................      270,000        272,827
                       Providian Capital I 9.53% 2027*.............................       89,000         73,466
                       Residential Accredit Loans, Inc. 6.75% 2028.................      490,000        463,202
                       Residential Funding Mortgage 7.66% 2012.....................      121,000        121,000
                       Salton Sea Funding Corp. 8.30% 2011.........................      783,415        770,278
                       Structured Asset Securities Corp. 6.95% 2007................      140,000        135,749

                       Insurance -- 0.2%
                       AFLAC, Inc. 6.50% 2009......................................      560,000        511,743
                                                                                                   -------------
                                                                                                     16,861,166
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 0.8%
                       Business Services -- 0.1%
                       Enron Corp. 7.88% 2003......................................      184,000        186,188

                       Multi-Industry -- 0.6%
                       Loews Corp. 3.13% 2007......................................    1,680,000      1,423,968

                       Transportation -- 0.1%
                       Compania Sud Americana de Vapores SA 7.38% 2003.............       50,000         46,520
                       Union Pacific Corp. 5.78% 2001..............................      128,000        125,260
                       Union Pacific Corp. 6.34% 2003..............................      130,000        124,706
                                                                                                   -------------
                                                                                                      1,906,642
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 2.6%
                       Broadcasting & Media -- 1.6%
                       Belo Corp. 7.75% 2027.......................................      168,000        140,703
                       Hearst Argyle Television, Inc. 7.50% 2027...................      647,000        568,183
                       News America, Inc. 6.63% 2008...............................       22,000         20,279
                       News America, Inc. 7.30% 2028...............................      288,000        253,524
                       Time Warner Entertainment Co. 8.38% 2033....................      253,000        260,350
                       Time Warner Entertainment Co. 10.15% 2012...................      830,000        961,173
                       Time Warner, Inc. 6.88% 2018................................      334,000        298,840
                       Time Warner Pass Through Asset Trust 6.10% 2001*............    1,202,000      1,180,556

                       Leisure & Tourism -- 1.0%
                       American Airlines, Inc. 6.86% 2009..........................      172,160        168,042
                       Continental Airlines, Inc. 6.55% 2019.......................    1,044,008        939,660
                       Northwest Airlines Corp. 8.07% 2019.........................      304,000        304,705
                       Northwest Airlines, Inc. 6.81% 2020.........................      985,006        882,890
                                                                                                   -------------
                                                                                                      5,978,905
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 1.1%
                       Telecommunications -- 1.1%
                       American Tower Corp. 5.00% 2010*............................      360,000        373,950
                       Deutsche Telekom International 8.00% 2010...................      461,000        464,987
                       Metronet Communications Corp. zero coupon 2008(1)...........       74,000         60,530

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       TCI Communications Financing II 9.65% 2027..................  $ 1,383,000   $  1,546,083
                       Telecom de Puerto Rico, Inc. 6.65% 2006.....................      150,000        141,723
                                                                                                   -------------
                                                                                                      2,587,273
                                                                                                   -------------
                       MATERIALS -- 0.3%
                       Forest Products -- 0.3%
                       Georgia-Pacific Corp. 7.70% 2015............................      400,000        374,996
                       Georgia-Pacific Corp. 9.50% 2022............................      220,000        229,064
                       Georgia-Pacific Corp. 9.95% 2002............................      110,000        113,732
                                                                                                   -------------
                                                                                                        717,792
                                                                                                   -------------
                       REAL ESTATE -- 0.0%
                       Real Estate Companies -- 0.0%
                       Socgen Real Estate Co. LLC, 7.64% 2007*(1)(3)...............      124,000        114,070
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 15.0%
                       U.S. Government & Agencies -- 15.0%
                       Crimi Mae Corp. 6.70% 2008*.................................      140,000        126,077
                       Federal Home Loan Banks 5.70% 2009..........................      510,000        464,498
                       Federal National Mortgage Association 5.72% 2008............      385,000        350,257
                       Federal National Mortgage Association 6.50% 2028............    1,319,438      1,247,218
                       Federal National Mortgage Association 6.50% 2028............      345,512        326,509
                       Federal National Mortgage Association 6.50% 2028............      338,540        319,920
                       Federal National Mortgage Association 6.63% 2009............      425,000        410,325
                       Federal National Mortgage Association 7.00% 2029............    2,000,001      1,931,241
                       Federal National Mortgage Association 7.00% 2030............    2,906,686      2,806,755
                       Federal National Mortgage Association 7.00% 2030............      804,335        776,682
                       Federal National Mortgage Association 7.25% 2010............    3,389,000      3,417,603
                       Federal National Mortgage Association 7.50% 2030............    1,999,801      1,970,424
                       Government National Mortgage Association 7.00% 2027.........    1,733,254      1,684,498
                       Government National Mortgage Association 7.00% 2028.........      483,250        469,657
                       Government National Mortgage Association 7.50% 2026.........    1,103,782      1,094,819
                       Government National Mortgage Association 7.50% 2029.........      951,265        942,637
                       Government National Mortgage Association 8.00% 2022.........    1,858,617      1,880,679
                       Government National Mortgage Association 8.00% 2029.........    1,869,530      1,884,711
                       Government National Mortgage Association 8.00% 2029.........      986,116        994,123
                       United States Treasury Bonds 6.13% 2029.....................    3,952,000      4,067,477
                       United States Treasury Bonds 9.88% 2015.....................    1,072,000      1,463,784
                       United States Treasury Notes 6.00% 2004.....................      406,000        402,699
                       United States Treasury Notes 6.00% 2009.....................      292,000        290,038
                       United States Treasury Notes 6.50% 2010.....................    3,522,000      3,638,120
                       United States Treasury Notes 6.75% 2005.....................    2,000,000      2,048,740
                                                                                                   -------------
                                                                                                     35,009,491
                                                                                                   -------------
                       UTILITIES -- 5.4%
                       Electric Utilities -- 3.5%
                       Cleveland Electric Illuminating Co. 7.67% 2004..............    1,694,000      1,672,063
                       CMS Energy Corp. 8.00% 2011*(1).............................      191,000        188,474
                       CMS Energy Corp. 8.38% 2003*(1).............................      126,000        121,984
                       Commonwealth Edison Co. 8.50% 2022..........................      423,000        426,329
                       Connecticut Light & Power Co. 8.59% 2003*...................      250,000        248,660
                       Dominion Resources, Inc. 7.63% 2005.........................      275,000        275,011
                       Entergy Mississippi, Inc. 6.20% 2004........................      208,000        198,726
                       Niagara Mohawk Power Corp. 7.25% 2002.......................    1,005,610        996,117
                       Niagara Mohawk Power Corp. 7.38% 2003.......................       66,000         65,865
                       Niagara Mohawk Power Corp. 7.75% 2006.......................      649,000        651,421

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       Northeast Utilities 8.58% 2006..............................  $   150,216   $    151,222
                       NSTAR 8.00% 2010............................................      204,000        205,446
                       Texas Utilities Co. 5.94% 2001*(1)..........................      160,000        156,922
                       Toledo Edison Co. 7.88% 2004................................    1,000,000        978,890
                       TXU Eastern Funding Co. 6.15% 2002..........................      112,000        108,935
                       UtiliCorp United, Inc. 7.00% 2004...........................      108,000        103,481
                       Waterford 3 Funding-Entergy Corp. 8.09% 2017................      297,893        283,466
                       Wisconsin Electric Power Co. 6.63% 2002.....................    1,400,000      1,382,304
                       Gas & Pipeline Utilities -- 0.4%
                       Tennessee Gas Pipeline Co. 7.63% 2037.......................      325,000        301,945
                       Texas Gas Transmission Corp. 7.25% 2027.....................      550,000        510,515
                       Williams Gas Pipelines 7.38% 2006*..........................      115,000        113,269

                       Telephone -- 1.5%
                       BellSouth Capital Funding Corp. 7.75% 2010..................      637,000        638,828
                       Sprint Capital Corp. 5.88% 2004.............................      612,000        578,040
                       Sprint Capital Corp. 6.50% 2001.............................    1,135,000      1,121,721
                       Sprint Capital Corp. 6.90% 2019.............................      765,000        679,345
                       United States West Communications, Inc. 7.63% 2003*.........      397,000        398,036
                                                                                                   -------------
                                                                                                     12,557,015
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $86,195,634)......................                  84,603,113
                                                                                                   -------------

                       RIGHTS -- 0.0%+                                                  RIGHTS
                       -----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       United Mexican States 6/30/03(2) (cost $0)..................      461,000              0
                                                                                                   -------------

                       WARRANTS -- 0.0%+                                                WARRANTS
                       -----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       Republic of Venezuela 4/15/20(2) (cost $0)..................          535              0
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $210,750,613).............                 217,107,026
                                                                                                   -------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 5.9%                                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 0.2%
                       AT&T Capital Corp. 6.25% due 5/15/01........................  $    99,000         98,063
                       Connecticut Light & Power Co. 7.88% due 6/1/01..............       49,000         49,177
                       Joseph E. Seagram & Sons, Inc. 6.79% due 4/15/01............      319,000        315,344
                                                                                                   -------------
                                                                                                        462,584
                                                                                                   -------------

---------------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES (CONTINUED)                               AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 5.7%
                       Federal Home Loan Bank Consolidated Discount Notes 6.43% due
                         8/1/00....................................................  $13,300,000    $ 13,300,000
                                                                                                    ------------
                       TOTAL SHORT-TERM SECURITIES (cost $13,766,703)..............                   13,762,584
                                                                                                    ------------

                       TOTAL INVESTMENTS --
                         (cost $224,517,316)                         99.0%                           230,869,610
                       Other assets less liabilities --               1.0                              2,285,956
                                                                    ------                          ------------
                       NET ASSETS --                                100.0%                          $233,155,566
                                                                    ======                          ============

              -----------------------------

               +  Non-income producing securities
               * Resale restricted to qualified institutional buyers ADR -- American Depository Receipt
              (1) Variable rate security; rate as of July 31, 2000
              (2) Fair valued security; see Note 2
              (3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO             INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)


                       COMMON STOCK -- 59.4%                                           SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.9%
                       Apparel & Textiles -- 0.1%
                       NIKE, Inc., Class B.........................................       21,200   $     927,500

                       Automotive -- 0.6%
                       Crane Co. ..................................................       34,300         754,600
                       Ford Motor Co. .............................................       25,400       1,182,688
                       General Motors Corp. .......................................       13,388         762,279
                       General Motors Corp., Class H...............................       53,694       1,389,332

                       Retail -- 3.2%
                       CVS Corp. ..................................................       48,100       1,896,944
                       Gap, Inc. ..................................................       17,000         608,813
                       Home Depot, Inc. ...........................................       83,400       4,315,950
                       Kroger Co. .................................................       76,600       1,584,662
                       May Department Stores Co. ..................................       30,200         717,250
                       RadioShack Corp. ...........................................       19,400       1,093,675
                       Wal-Mart Stores, Inc.@ .....................................      166,200       9,130,612
                       Walgreen Co. ...............................................       79,100       2,466,931
                                                                                                   -------------
                                                                                                      26,831,236
                                                                                                   -------------
                       CONSUMER STAPLES -- 3.9%
                       Food, Beverage & Tobacco -- 2.6%
                       Anheuser-Busch Cos., Inc. ..................................       16,000       1,288,000
                       Coca-Cola Co. ..............................................       80,300       4,923,394
                       Nabisco Group Holding Corp. ................................       50,400       1,335,600
                       PepsiCo, Inc. ..............................................       81,000       3,710,812
                       Philip Morris Cos., Inc. ...................................      103,700       2,618,425
                       Quaker Oats Co. ............................................       22,300       1,499,675
                       Safeway, Inc.+..............................................       19,100         860,694
                       W.M. Wrigley Jr. Co. .......................................       16,800       1,276,800

                       Household Products -- 1.3%
                       Avon Products, Inc. ........................................       25,100         996,156
                       Colgate-Palmolive Co. ......................................       52,900       2,945,869
                       Energizer Holdings, Inc.+...................................       47,166       1,137,880
                       Fort James Corp. ...........................................       15,600         476,775
                       Gillette Co. ...............................................       18,600         542,887
                       Kimberly-Clark Corp. .......................................        8,700         499,706
                       Procter & Gamble Co. .......................................       42,000       2,388,750
                                                                                                   -------------
                                                                                                      26,501,423
                                                                                                   -------------
                       ENERGY -- 4.0%
                       Energy Services -- 1.0%
                       Baker Hughes, Inc. .........................................        7,700         266,613
                       Diamond Offshore Drilling, Inc. ............................        8,900         334,306
                       Halliburton Co. ............................................       29,300       1,351,462
                       Santa Fe International Corp. ...............................       15,900         558,488
                       Schlumberger Ltd. ..........................................       49,000       3,622,937
                       Transocean Sedco Forex, Inc. ...............................       14,100         697,950

                       Energy Sources -- 3.0%
                       Anadarko Petroleum Corp. ...................................       39,721       1,899,161
                       Chevron Corp. ..............................................       13,200       1,042,800

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Exxon Mobil Corp.@..........................................      123,880   $   9,910,400
                       Royal Dutch Petroleum Co. ADR...............................       78,500       4,572,625
                       Texaco, Inc. ...............................................       25,700       1,270,544
                       Unocal Corp. ...............................................       41,300       1,249,325
                       USX-Marathon Group, Inc. ...................................       35,700         867,956
                                                                                                   -------------
                                                                                                      27,644,567
                                                                                                   -------------
                       FINANCE -- 7.2%
                       Banks -- 1.9%
                       Ambac Financial Group, Inc. ................................       27,700       1,784,919
                       Bank of America Corp. ......................................       33,100       1,568,113
                       Bank of New York Co., Inc. .................................       35,300       1,652,481
                       Bank One Corp. .............................................       18,500         588,531
                       Chase Manhattan Corp. ......................................       20,700       1,028,531
                       Mellon Financial Corp. .....................................       46,600       1,756,237
                       State Street Corp. .........................................       26,200       2,629,825
                       Wells Fargo & Co. ..........................................       58,700       2,425,044

                       Financial Services -- 3.9%
                       Charles Schwab Corp. .......................................       52,800       1,907,400
                       Citigroup, Inc. ............................................      133,100       9,391,869
                       Federal Home Loan Mortgage Corp. ...........................       95,100       3,750,506
                       Federal National Mortgage Association.......................       45,700       2,279,288
                       Household International, Inc. ..............................        9,700         432,256
                       MBNA Corp. .................................................       82,200       2,743,425
                       Merrill Lynch & Co., Inc. ..................................        6,700         865,975
                       Morgan (J.P.) & Co., Inc. ..................................        3,000         400,500
                       Morgan Stanley, Dean Witter & Co. ..........................       18,800       1,715,500
                       Nationwide Financial Services, Inc., Class A................       20,800         764,400
                       The Hartford Financial Services Group, Inc. ................       32,600       2,094,550

                       Insurance -- 1.4%
                       AFLAC, Inc. ................................................       54,700       2,840,981
                       MetLife, Inc.+..............................................      103,800       2,179,800
                       XL Capital Ltd., Class A....................................       68,100       4,494,600
                                                                                                   -------------
                                                                                                      49,294,731
                                                                                                   -------------
                       HEALTHCARE -- 6.1%
                       Drugs -- 4.9%
                       American Home Products Corp. ...............................       24,300       1,289,419
                       Bristol-Myers Squibb Co.@...................................      122,200       6,064,175
                       Eli Lilly & Co. ............................................       29,300       3,043,538
                       Merck & Co., Inc. ..........................................       55,500       3,978,656
                       Pfizer, Inc.@...............................................      313,375      13,514,297
                       Pharmacia & Upjohn, Inc. ...................................       20,924       1,145,589
                       Schering-Plough Corp. ......................................       81,900       3,537,056
                       SmithKline Beecham PLC ADR..................................       15,200         972,800

                       Medical Products -- 1.2%
                       Abbott Laboratories, Inc. ..................................       19,200         799,200
                       Amgen, Inc.+................................................       34,600       2,246,837
                       Baxter International, Inc. .................................       11,600         901,900
                       Edwards Lifesciences Corp...................................        3,460          75,471
                       Johnson & Johnson Co. ......................................       44,300       4,122,669
                                                                                                   -------------
                                                                                                      41,691,607
                                                                                                   -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 5.0%
                       Aerospace & Military Technology -- 0.3%
                       Honeywell International, Inc. ..............................       23,200   $     780,100
                       United Technologies Corp. ..................................       19,100       1,114,962

                       Business Services -- 0.9%
                       Agilent Technologies, Inc.+.................................        3,166         129,015
                       Cendant Corp.+..............................................       67,300         862,281
                       Convergys Corp.+............................................       39,200       1,766,450
                       Electronic Data Systems Corp. ..............................        8,400         361,200
                       First Data Corp. ...........................................       50,000       2,303,125
                       Maxim Integrated Products, Inc.+............................        5,400         356,737
                       S1 Corp.+...................................................       10,100         256,919
                       Waste Management, Inc. .....................................       14,700         274,706

                       Electrical Equipment -- 2.4%
                       Best Buy Co., Inc.+.........................................        5,400         392,850
                       General Electric Co.@.......................................      313,300      16,115,369

                       Machinery -- 0.3%
                       Caterpillar, Inc. ..........................................       13,800         470,063
                       Deere & Co. ................................................       15,300         590,006
                       Parker-Hannifin Corp. ......................................       22,200         789,487

                       Multi-Industry -- 1.0%
                       Minnesota Mining & Manufacturing Co. .......................       43,100       3,881,694
                       Textron, Inc. ..............................................       12,200         696,163
                       Tyco International Ltd. ....................................       41,200       2,204,200

                       Transportation -- 0.1%
                       Canadian National Railway Co. ..............................       31,900       1,014,819
                                                                                                   -------------
                                                                                                      34,360,146
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 5.4%
                       Broadcasting & Media -- 3.7%
                       AMFM, Inc.+.................................................       12,800         914,400
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............      131,780       2,932,105
                       Belo A.H. Corp., Series A...................................       82,200       1,587,488
                       Cablevision Systems Corp., Class A+.........................       11,300         743,681
                       Crown Castle International Corp.+# .........................       24,400         829,600
                       EchoStar Communications Corp., Class A+.....................       14,600         575,788
                       Gannett Co., Inc. ..........................................       12,600         678,825
                       Gemstar-TV Guide International, Inc.+.......................        5,800         352,713
                       Infinity Broadcasting Corp., Class A+.......................       48,000       1,692,000
                       New York Times Co., Class A.................................       28,500       1,173,844
                       Time Warner, Inc. ..........................................       81,100       6,219,356
                       Tribune Co. ................................................       13,800         448,500
                       Valassis Communications, Inc.+..............................       41,850       1,407,206
                       Viacom, Inc., Class B+......................................       89,512       5,935,764

                       Leisure & Tourism -- 1.7%
                       Carnival Corp. .............................................       84,400       1,577,225
                       Harrah's Entertainment, Inc.+...............................       69,330       1,737,583
                       Marriott International, Inc., Class A.......................       44,300       1,772,000
                       McDonald's Corp. ...........................................       86,800       2,734,200
                       Southwest Airlines Co. .....................................       56,900       1,344,263
                       Walt Disney Co. ............................................       69,800       2,700,387
                                                                                                   -------------
                                                                                                      37,356,928
                                                                                                   -------------

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 18.8%
                       Communication Equipment -- 0.7%
                       Motorola, Inc. .............................................       78,765   $   2,604,168
                       Network Appliance, Inc.+....................................        4,200         361,988
                       QUALCOMM, Inc.+.............................................       25,800       1,675,387
                       Computers & Business Equipment -- 6.1%
                       Apple Computer, Inc.+.......................................        5,400         274,388
                       Cisco Systems, Inc.+@.......................................      229,500      15,017,906
                       Compaq Computer Corp. ......................................       42,600       1,195,463
                       Dell Computer Corp.+........................................       81,400       3,576,512
                       EMC Corp.+..................................................       80,300       6,835,537
                       Hewlett-Packard Co. ........................................       19,900       2,172,831
                       International Business Machines Corp. ......................       59,300       6,667,544
                       Sun Microsystems, Inc.+.....................................       49,500       5,219,156
                       VERITAS Software Corp.+.....................................        9,650         983,697
                       Xerox Corp. ................................................       10,700         159,163

                       Computer Services -- 1.4%
                       Automatic Data Processing, Inc. ............................       34,200       1,695,038
                       CheckFree Holdings Corp.+...................................       10,100         613,575
                       Oracle Corp.+...............................................       92,800       6,977,400

                       Computer Software -- 1.9%
                       Computer Associates International, Inc. ....................       10,300         255,569
                       E.piphany, Inc.+............................................        1,800         167,512
                       Microsoft Corp.+@...........................................      180,800      12,622,100

                       Electronics -- 3.8%
                       Advanced Micro Devices, Inc.+...............................        2,700         194,231
                       Analog Devices, Inc.+.......................................        6,100         407,938
                       Applied Materials, Inc.+....................................       18,300       1,388,512
                       Broadcom Corp., Class A+....................................        1,100         246,675
                       Emerson Electric Co. .......................................        8,400         512,925
                       Intel Corp.@ ...............................................      234,800      15,672,900
                       JDS Uniphase Corp.+.........................................       20,140       2,379,037
                       KLA-Tencor Corp.+...........................................        3,200         170,400
                       Novellus Systems, Inc.+.....................................        3,500         188,781
                       PMC-Sierra, Inc.+...........................................        2,200         426,525
                       Texas Instruments, Inc. ....................................       60,000       3,521,250
                       Xilinx, Inc.+...............................................       12,300         923,269

                       Internet Content -- 0.2%
                       DoubleClick, Inc.+..........................................        8,600         309,062
                       Yahoo!, Inc.+...............................................        9,700       1,248,269

                       Internet Software -- 0.6%
                       America Online, Inc.+.......................................       61,300       3,268,056
                       VeriSign, Inc.+.............................................        7,095       1,125,888

                       Telecommunications -- 4.1%
                       Amdocs, Ltd.+@..............................................        3,500         235,156
                       Clear Channel Communications, Inc.+.........................        6,300         479,981
                       Comcast Corp., Class A+.....................................       56,000       1,904,875
                       Corning, Inc.@..............................................       15,400       3,602,637
                       Corvis Corp.+...............................................       14,800       1,218,456
                       Lucent Technologies, Inc. ..................................      107,800       4,716,250
                       Nortel Networks Corp. ......................................      109,800       8,166,375
                       Qwest Communications International, Inc.+...................       29,800       1,398,738
                       Verizon Communications......................................      122,982       5,780,154
                       Vodafone AirTouch PLC ADR+..................................       22,100         953,063
                                                                                                   -------------
                                                                                                     129,514,337
                                                                                                   -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS -- 1.4%
                       Chemicals -- 0.6%
                       Dow Chemical Co. ...........................................       51,480   $   1,480,050
                       du Pont (E.I.) de Nemours & Co. ............................       66,083       2,994,386

                       Forest Products -- 0.6%
                       Bowater, Inc. ..............................................       18,900         930,825
                       International Paper Co. ....................................       54,600       1,856,400
                       Weyerhaeuser Co. ...........................................       12,100         552,819
                       Willamette Industries, Inc. ................................       24,700         748,718

                       Metals & Minerals -- 0.2%
                       Alcoa, Inc. ................................................       47,200       1,427,800
                                                                                                   -------------
                                                                                                       9,990,998
                                                                                                   -------------
                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts -- 0.3%
                       Starwood Hotels & Resorts Worldwide, Inc. ..................       54,100       1,846,163
                                                                                                   -------------
                       UTILITIES -- 3.4%
                       Electric Utilities -- 1.1%
                       AES Corp.+ .................................................       61,200       3,270,375
                       Duke Energy Corp. ..........................................        7,100         437,981
                       Entergy Corp. ..............................................       32,900         892,413
                       FPL Group, Inc. ............................................       23,600       1,138,700
                       Niagara Mohawk Holdings, Inc.+..............................       83,800       1,115,587
                       Southern Co. ...............................................       14,900         364,119
                       Unicom Corp. ...............................................        9,700         398,306

                       Gas & Pipeline Utilities -- 0.1%
                       Enron Corp. ................................................       11,400         839,325

                       Telephone -- 2.2%
                       ALLTEL Corp. ...............................................        4,700         289,638
                       AT&T Corp. .................................................       40,923       1,266,055
                       NEXTLINK Communications, Inc., Class A+.....................        8,000         264,500
                       SBC Communications, Inc. ...................................       95,726       4,074,338
                       Sprint Corp. ...............................................       44,200       1,574,625
                       Sprint Corp. (PCS Group)+...................................       49,900       2,756,975
                       WorldCom, Inc.+.............................................      112,700       4,402,344
                                                                                                   -------------
                                                                                                      23,085,281
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $371,390,695)......................                  408,117,417
                                                                                                   -------------
                       PREFERRED STOCK -- 0.0%
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       CSC Holdings, Inc. Series M 11.13%(4) (cost $299,585).......        2,940         310,121
                                                                                                   -------------
                                                                                      PRINCIPAL
                       BONDS & NOTES -- 36.0%                                          AMOUNT
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.6%
                       Automotive -- 0.4%
                       DaimlerChrysler AG 7.45% 2027...............................  $   335,000         320,099
                       DaimlerChrysler NA Holdings 6.90% 2004......................      265,000         258,873

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Automotive (continued)
                       Ford Motor Co. 6.63% 2028...................................  $   800,000   $     679,328
                       Lear Corp. 9.50% 2006.......................................      500,000         489,845
                       TRW, Inc. 6.63% 2004........................................    1,250,000       1,192,153

                       Housing -- 0.1%
                       Owens Corning Co. 7.50% 2005................................    1,555,000         746,338

                       Retail -- 0.1%
                       Federated Department Stores, Inc. 8.50% 2003................      650,000         650,214
                                                                                                   -------------
                                                                                                       4,336,850
                                                                                                   -------------
                       CONSUMER STAPLES -- 0.7%

                       Food, Beverage & Tobacco -- 0.7%
                       Ahold Finance USA, Inc. 8.25% 2010..........................      335,000         337,425
                       Aurora Foods, Inc., Series B 8.75% 2008.....................      185,000         114,700
                       Aurora Foods, Inc., Series B 9.88% 2007.....................      160,000          99,200
                       Fred Meyer, Inc. 7.45% 2008.................................      800,000         769,064
                       International Home Foods, Inc. 10.38% 2006..................      500,000         537,500
                       Keebler Corp. 10.75% 2006...................................      500,000         531,250
                       Philip Morris Cos., Inc. 6.95% 2006.........................      465,000         458,881
                       Philip Morris Cos., Inc. 7.00% 2005.........................      800,000         755,192
                       R.J. Reynolds Tobacco Holdings, Inc., Series B 7.38% 2003...      770,000         721,935
                       Safeway, Inc. 5.88% 2001....................................      310,000         304,178
                       Safeway, Inc. 6.05% 2003....................................      530,000         507,157
                                                                                                   -------------
                                                                                                       5,136,482
                                                                                                   -------------
                       ENERGY -- 0.5%
                       Energy Services -- 0.1%
                       Edison Mission Energy Funding Corp., Series A 6.77% 2003*...      155,635         151,034
                       Petroleum Geo-Services ASA 7.13% 2028.......................      275,000         232,403

                       Energy Sources -- 0.4%
                       Calenergy Co., Inc. 7.23% 2005..............................      685,000         670,046
                       Gulf Canada Resources Ltd. 9.25% 2004.......................      490,000         492,754
                       Occidental Petroleum Corp. 6.50% 2005.......................      390,000         373,444
                       Occidental Petroleum Corp. 7.20% 2028.......................      315,000         285,548
                       Occidental Petroleum Corp. 7.65% 2006.......................      355,000         354,854
                       Pemex Finance Ltd. 9.03% 2011*..............................      300,000         304,884
                       Phillips Petroleum Co. 8.50% 2005...........................      450,000         467,451
                                                                                                   -------------
                                                                                                       3,332,418
                                                                                                   -------------
                       FINANCE -- 7.3%

                       Banks -- 1.3%
                       Bank of America Corp. 7.25% 2025............................    1,650,000       1,529,847
                       Capital One Bank 6.38% 2003.................................    1,000,000         961,590
                       Capital One Bank 6.76% 2002.................................    1,000,000         982,242
                       Citicorp, Inc. 8.00% 2003...................................      750,000         763,680
                       First Union Corp. 7.10% 2004................................      990,000         969,794
                       Hanvit Bank 11.75% 2010(1)(3)...............................      200,000         198,500
                       Hanvit Bank 11.75% 2010*(3).................................      240,000         235,200
                       HSBC Holdings PLC 7.50% 2009................................      295,000         290,619
                       National Westminster Bank 7.38% 2009........................      690,000         673,495
                       Providian National Bank 6.65% 2004..........................      500,000         474,255
                       Wells Fargo & Co. 6.63% 2004................................    1,185,000       1,155,279
                       Wells Fargo Bank 7.80% 2010(3)..............................      485,000         489,254

                       Financial Services -- 5.2%
                       Arcadia Auto Receivables Trust 7.20% 2000(1)................    2,900,165       2,890,649
                       Asset Securitization Corp. 7.49% 2029.......................    1,450,000       1,448,353

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Autoflow Grantor Trust 7.48% 2002(1)........................  $    73,050   $      72,868
                       Chase Commercial Mortgage Securities Corp. 7.37% 2007.......    2,500,000       2,489,648
                       Chemical Master Credit Card Trust 1 5.98% 2008..............    1,610,000       1,528,486
                       Countrywide Capital Corp., Series B 8.05% 2027..............    1,300,000       1,167,062
                       Countrywide Funding Corp. 6.70% 2005........................      300,000         287,322
                       Countrywide Funding Corp., Series B 6.97% 2003..............    1,000,000         986,030
                       Countrywide Funding Corp., Series F 6.45% 2003..............      300,000         292,458
                       Credit Suisse First Boston Mortgage Securities Corp. 6.55%
                         2007......................................................    2,000,000       1,895,136
                       Credit Suisse First Boston Mortgage Securities Corp. 6.91%
                         2008(1)...................................................    2,396,847       2,350,269
                       Discover Card Master Trust I 7.18% 2000.....................      700,000         696,717
                       Fasco Auto Trust 6.65% 2001.................................      106,223         105,715
                       First Union-Lehman Brothers Commercial Mortgage Trust 6.60%
                         2007......................................................    2,250,000       2,177,789
                       First Union-Lehman Brothers Commercial Mortgage Trust 7.30%
                         2006......................................................    1,050,000       1,047,305
                       Ford Motor Credit Co. 6.00% 2003............................    1,000,000         968,330
                       Ford Motor Credit Co. 6.70% 2004............................      235,000         227,879
                       General Motors Acceptance Corp. 5.75% 2003..................    2,645,000       2,514,776
                       General Motors Acceptance Corp. 7.48% 2003..................    1,400,000       1,403,849
                       Household Finance Corp. 6.00% 2004..........................    1,440,000       1,365,336
                       IMC Home Equity Loan Trust 8.05% 2026.......................    2,000,000       2,014,280
                       Merrill Lynch Mortgage Investments, Inc. 6.39% 2030.........    3,000,000       2,818,440
                       NWA Trust, Series A 8.26% 2006..............................      200,355         199,267
                       PTC International Finance zero coupon 2007(1)(2)............      550,000         368,500
                       Residential Funding Mortgage Securities I, Inc. 7.00%
                         2028......................................................    3,000,000       2,754,270
                       U.S. West Capital Funding, Inc. 6.88% 2028..................      475,000         412,119
                       United States West Capital Funding, Inc. 6.88% 2001.........    1,500,000       1,493,460

                       Insurance -- 0.8%
                       Conseco, Inc. 8.50% 2002....................................      715,000         521,950
                       Providian Master Trust 6.60% 2007(1)........................    5,000,000       4,938,281
                                                                                                   -------------
                                                                                                      50,160,299
                                                                                                   -------------
                       HEALTHCARE -- 0.1%
                       Health Services -- 0.1%
                       Tenet Healthcare Corp. 8.00% 2005...........................      430,000         418,712
                                                                                                   -------------

                       INDUSTRIAL & COMMERCIAL -- 1.3%
                       Aerospace & Military Technology -- 0.2%
                       Raytheon Co. 5.70% 2003.....................................    1,200,000       1,127,136

                       Business Services -- 0.6%
                       Allied Waste North America, Inc., Series B 7.63% 2006.......      500,000         446,250
                       Allied Waste North America, Inc., Series B 10.00% 2009......      250,000         217,500
                       Comdisco Inc. 6.13% 2003....................................    2,070,000       1,942,227
                       Hertz Corp. 7.00% 2003......................................      750,000         737,257
                       United Rentals, Inc., Series B 8.80% 2008...................      500,000         451,250
                       WESCO Distribution, Inc., Series B 9.13% 2008...............      250,000         234,063

                       Machinery -- 0.1%
                       Hayes Lemmerz International, Inc. 11.00% 2006...............      500,000         502,500

                       Multi-Industry -- 0.3%
                       Fisher Scientific International, Inc 9.00% 2008.............      500,000         461,250
                       Fisher Scientific International, Inc. 9.00% 2008............      250,000         230,625
                       Tyco International Group SA 5.88% 2004......................    1,765,000       1,659,706

                       Transportation -- 0.1%
                       MRS Logistica SA 10.63% 2005*...............................      110,000          91,575
                       MRS Logistica SA, Series B 10.63% 2005......................      180,000         150,642
                       Newport News Shipbuilding, Inc. 8.63% 2006..................      375,000         367,500

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation (continued)
                       Newport News Shipbuilding, Inc. 9.25% 2006..................  $   125,000   $     124,375
                       TFM SA de CV zero coupon 2009(1)(2).........................      370,000         284,900
                                                                                                   -------------
                                                                                                       9,028,756
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 1.9%
                       Broadcasting & Media -- 1.5%
                       Adelphia Communications Corp. 7.88% 2009....................      250,000         207,500
                       Adelphia Communications Corp. 9.38% 2009....................      250,000         227,500
                       Chancellor Media Corp. 8.00% 2008...........................      250,000         252,500
                       Chancellor Media Corp., Series B 8.13% 2007.................      500,000         503,750
                       Charter Communications Holdings zero coupon 2011(2).........      750,000         431,250
                       Joseph E. Seagram & Sons, Inc. 6.25% 2001...................      940,000         926,132
                       Lenfest Communications, Inc. 8.25% 2008.....................      500,000         496,250
                       Lenfest Communications, Inc. 8.38% 2005.....................      140,000         143,972
                       News America Holdings, Inc. 8.00% 2016......................      135,000         131,166
                       News America Holdings, Inc. 8.50% 2005......................      550,000         566,781
                       News America, Inc. 7.25% 2018...............................    1,600,000       1,438,768
                       Paramount Communications, Inc. 7.50% 2002...................      200,000         199,516
                       Rogers Cablesystems Ltd. 9.63% 2002.........................      440,000         448,800
                       Time Warner, Inc. 6.85% 2026................................    1,750,000       1,702,942
                       Viacom Inc. 7.70% 2010......................................      325,000         323,664
                       Viacom, Inc. 6.75% 2003.....................................    2,020,000       1,987,478

                       Cable -- 0.2%
                       Comcast UK Cable Partners Ltd. zero coupon 2007(2)..........      500,000         468,750
                       Telewest Communications PLC zero coupon 2007(2).............      625,000         600,000
                       Telewest Communications PLC zero coupon 2009(2).............      250,000         140,000
                       Telewest Communications PLC 11.38% 2010*(2).................      500,000         276,250

                       Leisure & Tourism -- 0.2%
                       Continental Airlines, Inc. 6.54% 2009.......................      373,201         352,578
                       ITT Corp. 6.25% 2000........................................    1,215,000       1,205,559
                                                                                                   -------------
                                                                                                      13,031,106
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 1.6%
                       Cellular -- 0.1%
                       Crown Castle International Corp. zero coupon 2011#(2).......      750,000         468,750
                       Crown Castle International Corp. zero coupon 2011#(2).......      250,000         161,250

                       Electronics -- 0.1%
                       Flextronics International Ltd. 9.88% 2010*..................      250,000         255,000
                       Metromedia Fiber Network, Inc. 10.00% 2009..................      250,000         242,500

                       Telecommunications -- 1.4%
                       Alaska Communications Systems Holdings, Inc. 9.38% 2009.....      375,000         345,937
                       Global Crossing Holdings Ltd. 9.13% 2006....................      375,000         361,875
                       Intermedia Communications, Inc., Series B zero coupon
                         2007(2)...................................................      250,000         172,500
                       Intermedia Communications, Inc., Series B 8.60% 2008........      500,000         402,500
                       Level 3 Communications, Inc. 11.00% 2008....................      625,000         600,000
                       MCI Worldcom, Inc. 6.13% 2001...............................      200,000         197,634
                       MCI Worldcom, Inc. 6.40% 2005...............................    1,380,000       1,318,699
                       McLeodUSA, Inc. 8.13% 2009..................................      250,000         225,000
                       Metronet Communications Corp. zero coupon 2008(2)...........      835,000         683,005
                       Nextel Communications, Inc. 9.38% 2009......................      500,000         475,000
                       Northwest Airlines, Inc. 8.97% 2015.........................    1,548,646       1,556,637
                       Orange PLC 9.00% 2009.......................................      750,000         762,187
                       PanAmSat Corp. 6.13% 2005...................................      880,000         785,902
                       Price Communications Wireless, Inc., Series B 9.13% 2006....      750,000         746,250

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Tele-Communications, Inc. 8.25% 2003........................  $   500,000   $     514,740
                       Tele-Communications, Inc. 9.65% 2003........................      300,000         310,143
                                                                                                   -------------
                                                                                                      10,585,509
                                                                                                   -------------
                       MATERIALS -- 0.3%
                       Chemicals -- 0.1%
                       Huntsman ICI Chemicals LLC 10.13% 2009......................      250,000         254,375
                       Lyondell Chemical Co., Series B 9.88% 2007..................      375,000         375,000

                       Forest Products -- 0.2%
                       Grupo Industrial Durango SA de CV 12.63% 2003(1)............      260,000         262,382
                       Riverwood International Corp. 10.25% 2006...................      250,000         246,250
                       Riverwood International Corp. 10.63% 2007...................      250,000         246,875
                       SD Warren Co. 14.00% 2006...................................      500,000         552,500
                                                                                                   -------------
                                                                                                       1,937,382
                                                                                                   -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 1.4%
                       Foreign Government -- 1.4%
                       Government of Poland 4.00% 2000(2)..........................      450,000         278,743
                       Province of Quebec 5.74% 2001...............................      265,000         263,535
                       Province of Quebec 7.50% 2023...............................    2,135,000       2,127,378
                       Province of Saskatchewan 8.50% 2022.........................      220,000         242,911
                       Republic of Brazil 8.00% 2014(3)............................      417,448         310,171
                       Republic of Brazil 12.25% 2030..............................      330,000         319,894
                       Republic of Brazil 14.50% 2009..............................       90,000          97,474
                       Republic of Bulgaria, Series A 3.00% 2001(3)................    1,420,000       1,073,875
                       Republic of Panama 7.88% 2002...............................      680,000         671,500
                       Republic of Panama 7.93% 2000(3)............................    1,043,133       1,021,778
                       Republic of Panama 9.38% 2029...............................      510,000         493,221
                       Republic of Peru 3.75% 2001* (3)............................    1,270,000         785,813
                       Republic of Philippines 9.50% 2024(1).......................      370,000         344,100
                       Republic of Philippines 10.63% 2025(1)......................      740,000         613,737
                       Republic of Turkey 11.75% 2010..............................      390,000         402,675
                       State of Qatar 9.50% 2009...................................      310,000         318,950
                       State of Qatar 9.75% 2030*..................................      200,000         202,000
                       United Mexican States 9.88% 2010............................      270,000         283,500
                                                                                                   -------------
                                                                                                       9,851,255
                                                                                                   -------------
                       REAL ESTATE -- 0.3%
                       Real Estate Companies -- 0.1%
                       EOP Operating LP 6.38% 2002.................................    1,000,000         979,510

                       Real Estate Investment Trusts -- 0.2%
                       Liberty Property LP 7.10% 2004..............................      215,000         206,667
                       Simon Property Group LP 6.63% 2003..........................    1,200,000       1,149,420
                                                                                                   -------------
                                                                                                       2,335,597
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 19.0%
                       U.S. Government & Agencies -- 19.0%
                       Federal Home Loan Mortgage Corp. zero coupon 2022(1)(2).....       15,000         608,510
                       Federal Home Loan Mortgage Corp. 6.00% 2028.................    1,367,361       1,256,263
                       Federal Home Loan Mortgage Corp. 6.00% 2029.................    1,958,651       1,799,511
                       Federal Home Loan Mortgage Corp. 6.00% 2029.................      982,060         902,267
                       Federal Home Loan Mortgage Corp. 6.00% 2029.................      701,595         644,591
                       Federal Home Loan Mortgage Corp. 6.00% 2029.................      984,033         904,080
                       Federal Home Loan Mortgage Corp. 7.00% 2027.................      962,701         932,308
                       Federal Home Loan Mortgage Corp. 7.00% 2028.................      995,429         964,003
                       Federal Home Loan Mortgage Corp. 7.00% 2028.................    2,815,534       2,723,129

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       Federal Home Loan Mortgage Corp. 8.00% TBA..................  $ 5,500,000   $   5,521,070
                       Federal Home Loan Mortgage Corp. 8.50% TBA..................    4,000,000       4,072,480
                       Federal Home Loan Mortgage Corp. 8.50% TBA..................    6,000,000       6,101,280
                       Federal National Mortgage Association zero coupon
                         2023(1)(2)................................................    2,109,000       1,388,508
                       Federal National Mortgage Association 6.00% 2028............      283,205         259,928
                       Federal National Mortgage Association 6.00% 2028............      270,912         248,646
                       Federal National Mortgage Association 6.00% 2028............      450,322         413,310
                       Federal National Mortgage Association 6.00% 2029............    5,753,872       5,280,961
                       Federal National Mortgage Association 6.00% 2029............    1,112,765       1,021,307
                       Federal National Mortgage Association 6.00% 2029............      522,155         479,238
                       Federal National Mortgage Association 6.00% 2029............      983,445         902,616
                       Federal National Mortgage Association 6.00% 2099............    4,000,000       3,670,000
                       Federal National Mortgage Association 6.00% 2099............    3,000,000       2,752,500
                       Federal National Mortgage Association 6.50% 2025............      386,969         367,376
                       Federal National Mortgage Association 6.50% 2025............      529,818         503,989
                       Federal National Mortgage Association 6.50% 2026............      146,576         139,154
                       Federal National Mortgage Association 6.50% 2026............      482,598         458,164
                       Federal National Mortgage Association 6.50% 2027............      821,100         776,456
                       Federal National Mortgage Association 6.50% 2027............       29,262          27,671
                       Federal National Mortgage Association 6.50% 2027............      249,380         235,929
                       Federal National Mortgage Association 6.50% 2027............      870,474         823,146
                       Federal National Mortgage Association 6.50% 2028............       85,989          81,314
                       Federal National Mortgage Association 6.50% 2028............      888,871         840,543
                       Federal National Mortgage Association 6.50% 2028............    1,933,522       1,827,179
                       Federal National Mortgage Association 6.50% 2029............      291,518         275,484
                       Federal National Mortgage Association 6.50% 2029............    1,227,100       1,159,610
                       Federal National Mortgage Association 6.50% 2029............      627,166         592,672
                       Federal National Mortgage Association 6.50% 2029............    1,684,212       1,591,580
                       Federal National Mortgage Association 6.50% 2029............    1,748,545       1,652,375
                       Federal National Mortgage Association 6.50% 2029............    1,001,755         946,658
                       Federal National Mortgage Association 6.50% 2029............    1,578,001       1,491,212
                       Federal National Mortgage Association 6.50% 2029............       35,147          33,214
                       Federal National Mortgage Association 6.50% 2029............      673,025         636,009
                       Federal National Mortgage Association 8.00% TBA.............    4,000,000       4,011,240
                       Government National Mortgage Association 6.50% 2023.........      561,763         536,091
                       Government National Mortgage Association 6.50% 2023.........    1,046,696         462,806
                       Government National Mortgage Association 6.50% 2023.........      344,360         328,647
                       Government National Mortgage Association 6.50% 2023.........    1,902,860       1,815,871
                       Government National Mortgage Association 6.50% 2023.........    1,268,876       1,210,976
                       Government National Mortgage Association 6.50% 2023.........    2,714,152       2,590,243
                       Government National Mortgage Association 6.50% 2023.........    6,173,324       5,891,059
                       Government National Mortgage Association 6.50% 2024.........    1,244,578       1,186,270
                       Government National Mortgage Association 6.50% 2024.........      334,634         318,967
                       Government National Mortgage Association 6.50% 2024.........      332,327         316,747
                       Government National Mortgage Association 6.50% 2024.........      444,303         423,629
                       Government National Mortgage Association 6.50% 2024.........      113,083         107,800
                       Government National Mortgage Association 6.50% 2026.........    1,882,015       1,790,436
                       Government National Mortgage Association 6.50% 2029.........      206,595         195,877
                       Government National Mortgage Association 7.00% 2022.........      731,724         714,345
                       Government National Mortgage Association 7.00% 2023.........      249,210         243,135
                       Government National Mortgage Association 7.00% 2023.........      964,104         943,219
                       Government National Mortgage Association 7.00% 2023.........      489,293         478,889
                       Government National Mortgage Association 7.00% 2023.........    1,285,166       1,253,835
                       Government National Mortgage Association 7.00% 2023.........      789,072         770,688
                       Government National Mortgage Association 7.00% 2023.........      819,113         800,988
                       Government National Mortgage Association 7.00% 2023.........      315,711         308,014
                       Government National Mortgage Association 8.00% TBA..........    4,000,000       4,032,480

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       Government National Mortgage Association 8.50% TBA..........  $ 4,000,000   $   4,083,760
                       United States Treasury Bonds Strip zero coupon 2008.........    4,300,000       2,672,708
                       United States Treasury Bonds Strip zero coupon 2008.........    1,600,000         979,024
                       United States Treasury Bonds Strip zero coupon 2009.........    5,500,000       3,051,345
                       United States Treasury Bonds Strip zero coupon 2014.........      980,000         431,024
                       United States Treasury Bonds Strip zero coupon 2017.........    4,550,000       1,657,883
                       United States Treasury Bonds Strip zero coupon 2017.........       50,000          17,916
                       United States Treasury Bonds Strip zero coupon 2018.........      430,000         143,418
                       United States Treasury Bonds Strip zero coupon 2019.........    1,040,000         342,316
                       United States Treasury Bonds Strip zero coupon 2019.........       40,000          12,611
                       United States Treasury Bonds Strip zero coupon 2020.........    2,510,000         768,763
                       United States Treasury Bonds Strip zero coupon 2021.........    1,060,000         298,952
                       United States Treasury Bonds Strip zero coupon 2025.........    7,800,000       1,794,702
                       United States Treasury Bonds Strip zero coupon 2026.........    3,730,000         817,579
                       United States Treasury Bonds 7.88% 2021@....................    1,600,000       1,925,248
                       United States Treasury Bonds 8.75% 2020@....................    5,540,000       7,201,114
                       United States Treasury Notes 5.63% 2008.....................    2,300,000       2,225,618
                       United States Treasury Notes 5.75% 2002@....................   14,000,000      13,825,000
                                                                                                   -------------
                                                                                                     130,287,474
                                                                                                   -------------
                       UTILITIES -- 1.0%
                       Electric Utilities -- 0.2%
                       Niagara Mohawk Power Corp. 6.88% 2003.......................      870,000         851,695
                       Niagara Mohawk Power Corp. 7.38% 2003.......................      210,000         209,572
                       Niagara Mohawk Power Corp. 7.75% 2006.......................      300,000         301,119

                       Gas & Pipeline Utilities -- 0.3%
                       Williams Cos., Inc. 6.13% 2012..............................    1,875,000       1,839,019

                       Telephone -- 0.5%
                       ALLTEL Corp. 7.13% 2003.....................................    1,330,000       1,319,853
                       Deutsche Telekom International Finance 7.75% 2005...........      875,000         878,413
                       Sprint Capital Corp. 5.88% 2004.............................    1,100,000       1,038,961
                       Sprint Capital Corp. 6.88% 2028.............................      350,000         302,270
                                                                                                   -------------
                                                                                                       6,740,902
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $251,233,118).....................                  247,182,742
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $622,923,398).............                  655,610,280
                                                                                                   -------------
                       SHORT-TERM SECURITIES -- 2.1%
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.4%
                       Capital One Bank 6.15% due 6/01/01..........................      500,000         495,475
                       Capital One Bank 6.39% due 3/05/01..........................    1,000,000         994,460
                       Chelsea GCA Realty, Inc. 7.75% due 1/26/01..................      570,000         567,338
                       CMS Energy Corp., Series B 7.38% due 11/15/00...............    1,150,000       1,146,343
                       Continental Bank NA 12.50% due 4/01/01......................      450,000         464,684
                       Kerr-McGee Corp. 10.00% due 4/01/01.........................      100,000         101,480
                       Long Island Savings Bank 6.20% due 4/02/01..................    1,500,000       1,487,130
                       National Power Corp. 7.63% due 11/15/00.....................      620,000         618,397
                       Niagara Mohawk Power Corp., Series B 7.00% due 10/01/00.....      468,781         468,068
                       Providian National Bank 6.25% due 5/07/01...................      350,000         345,188
                       Security Pacific Corp. 11.50% due 11/15/00..................      600,000         607,140
                       Waste Management, Inc. 7.13% due 6/15/01....................    1,235,000       1,222,304
                       Westinghouse Electric Corp. 8.88% due 6/01/01...............      740,000         748,302
                                                                                                   -------------
                                                                                                       9,266,309
                                                                                                   -------------

---------------------


                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES (CONTINUED)                               AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES -- 0.7%
                       United States Treasury Notes 5.25% due 5/31/01@.............  $5,000,000    $   4,950,800
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $14,273,006)..............                   14,217,109
                                                                                                   -------------
                       REPURCHASE AGREEMENT -- 5.5%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 5.5%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 6.52%, dated 7/31/00, to be repurchased
                         8/01/00 in the amount of $37,932,869 and collateralized by
                         $29,675,000 of U.S. Treasury Bonds, bearing interest at
                         12.75%, due 11/15/10 and having an approximate value of
                         $38,688,781 (cost $37,926,000)...........................   37,926,000       37,926,000
                                                                                                    ------------

                       TOTAL INVESTMENTS --
                         (cost $675,122,403)                           103.0%                        707,753,389
                       Liabilities in excess of other assets --         (3.0)                        (20,392,797)
                                                                       ------                      -------------
                       NET ASSETS --                                   100.0%                      $ 687,360,592
                                                                       ======                      =============

              -----------------------------

               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
               # Security represents an investment in an affiliated company
              ADR -- American Depository Receipt
              TBA -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
              (1) Fair valued security; see Note 2
              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (3) Variable rate security; rate as of July 31, 2000
              (4) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash
              @ The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                       NUMBER OF                                         EXPIRATION       VALUE AT       VALUE AS OF
                       CONTRACTS               DESCRIPTION                  DATE         TRADE DATE     JULY 31, 2000
                       ----------------------------------------------------------------------------------------------
                        143 Long      U.S. Long Bond...............    September 2000    $13,724,870     $14,098,906
                        192 Short     U.S. 5 Year Note.............    September 2000     18,588,477      19,047,000
                         45 Long      U.S. 2 Year Note.............    September 2000      8,939,991       8,941,641
                         10 Long      U.S. 10 Year Note............    September 2000        990,044         988,900
                         52 Long      S&P 500 Future...............    September 2000     19,082,438      18,705,700
                         33 Long      90 Day Euro Future...........    September 2002      7,661,251       7,667,138
                         33 Long      90 Day Euro Future...........    September 2003      7,658,714       7,670,438
                         33 Long      90 Day Euro Future...........    March 2003          7,661,214       7,669,613
                         33 Long      90 Day Euro Future...........    March 2004          7,660,751       7,664,663
                         33 Long      90 Day Euro Future...........    June 2003           7,661,214       7,667,963
                         33 Long      90 Day Euro Future...........    June 2004           7,658,276       7,662,188
                         33 Long      90 Day Euro Future...........    December 2002       7,655,827       7,665,488
                         33 Long      90 Day Euro Future...........    December 2003       7,656,714       7,661,775
                                      Net Unrealized Depreciation..

                                                                            UNREALIZED
                       NUMBER OF                                           APPRECIATION/
                       CONTRACTS              DESCRIPTION                  DEPRECIATION
                       ---------     --------------------------------     -------------
                        143 Long       U.S. Long Bond...............        $   374,036
                       192 Short       U.S. 5 Year Note.............           (458,523)
                         45 Long       U.S. 2 Year Note.............              1,650
                         10 Long       U.S. 10 Year Note............             (1,144)
                         52 Long       S&P 500 Future...............           (376,738)
                         33 Long       90 Day Euro Future...........              5,887
                         33 Long       90 Day Euro Future...........             11,724
                         33 Long       90 Day Euro Future...........              8,399
                         33 Long       90 Day Euro Future...........              3,912
                         33 Long       90 Day Euro Future...........              6,749
                         33 Long       90 Day Euro Future...........              3,912
                         33 Long       90 Day Euro Future...........              9,661
                         33 Long       90 Day Euro Future...........              5,061
                                                                            -----------
                                       Net Unrealized Depreciation..        $  (405,414)
                                                                            ===========

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    TELECOM UTILITY PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 50.3%                                            SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 4.9%
                       Energy Services -- 3.0%
                       Dynegy, Inc., Class A.......................................      29,100   $  2,047,913
                       TXU Corp. ..................................................      46,500      1,453,125

                       Energy Sources -- 1.9%
                       Burlington Resources, Inc. .................................      32,500      1,060,313
                       Phillips Petroleum Co. .....................................      21,000      1,067,062
                                                                                                  -------------
                                                                                                     5,628,413
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 0.5%
                       Broadcasting & Media -- 0.5%
                       Cox Communications, Inc., Class A+..........................      16,500        609,469
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 8.4%
                       Communication Equipment -- 2.2%
                       Motorola, Inc. .............................................      28,800        952,200
                       Nokia Corp. ADR.............................................      36,800      1,630,700

                       Telecommunications -- 6.2%
                       Adelphia Business Solutions+................................      40,300        579,312
                       Allegiance Telecom, Inc.+...................................      17,500        972,344
                       Comcast Corp., Class A+.....................................      34,600      1,176,941
                       RCN Corp.+..................................................      19,700        428,475
                       Verizon Communications......................................      49,654      2,333,738
                       Western Wireless Corp., Class A+............................      29,000      1,595,000
                       Winstar Communications, Inc.+...............................         713         21,568
                                                                                                  -------------
                                                                                                     9,690,278
                                                                                                  -------------
                       UTILITIES -- 36.5%
                       Electric Utilities -- 5.9%
                       Duke Energy Corp. ..........................................      24,900      1,536,028
                       Edison International........................................     108,300      2,132,156
                       FPL Group, Inc. ............................................      30,700      1,481,275
                       Montana Power Co. ..........................................      57,800      1,672,588

                       Gas & Pipeline Utilities -- 14.2%
                       El Paso Energy Corp. .......................................      90,800      4,392,450
                       Enron Corp. ................................................      53,200      3,916,850
                       KeySpan Corp. ..............................................      60,000      1,905,000
                       NICOR, Inc. ................................................      52,300      1,814,156
                       Peoples Energy Corp. .......................................      25,700        814,369
                       The Williams Cos., Inc. ....................................      83,800      3,498,650

                       Telephone -- 16.4%
                       ALLTEL Corp. ...............................................      44,800      2,760,800
                       BellSouth Corp. ............................................      46,100      1,835,356
                       British Telecommunications PLC ADR..........................       8,500      1,130,500
                       CenturyTel, Inc. ...........................................      41,000      1,201,813
                       Nippon Telegraph & Telephone Corp. ADR......................      18,200      1,114,750
                       SBC Communications, Inc. ...................................      75,700      3,221,981
                       Sprint Corp. ...............................................      33,600      1,197,000

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone (continued)
                       Telefonica SA ADR+..........................................      21,700   $  1,373,881
                       Telefonos de Mexico SA de CV ADR............................      24,000      1,263,000
                       Telephone and Data Systems, Inc. ...........................      10,600      1,180,575
                       Viatel, Inc.+...............................................      14,300        199,306
                       WorldCom, Inc.+.............................................      59,550      2,326,172
                                                                                                  -------------
                                                                                                    41,968,656
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $62,815,492).......................                 57,896,816
                                                                                                  -------------
                       PREFERRED STOCK -- 33.1%
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 6.9%
                       Energy Services -- 3.3%
                       Coastal Corp. 6.63%.........................................     115,900      3,817,456

                       Energy Sources -- 3.6%
                       Apache Corp. 6.50%..........................................      41,500      1,836,375
                       Kerr-McGee Corp. 5.50%......................................      53,400      2,242,800
                                                                                                  -------------
                                                                                                     7,896,631
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 3.9%
                       Broadcasting & Media -- 3.9%
                       Cox Communications, Inc. 7.00%..............................      32,700      1,659,525
                       MediaOne Group, Inc. 7.00%..................................      69,200      2,854,500
                                                                                                  -------------
                                                                                                     4,514,025
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 9.3%
                       Internet Software -- 0.8%
                       PSINet, Inc. 6.75%*.........................................      33,800        946,400

                       Telecommunications -- 8.5%
                       Broadwing, Inc., Series B 6.75%.............................      28,700      1,348,900
                       DECS Trust VI 6.25%.........................................      15,500      1,009,438
                       Global Crossing Ltd. 6.75%+.................................       8,500      1,795,625
                       Global TeleSystems Group, Inc. 7.25%........................      61,500      1,191,562
                       Qwest Trends Trust 5.75%*...................................      41,600      3,270,800
                       Winstar Communications, Inc. 7.25%*.........................         600        540,000
                       Winstar Communications, Inc., Series F 7.25%*(2)............         700        631,750
                                                                                                  -------------
                                                                                                    10,734,475
                                                                                                  -------------
                       UTILITIES -- 13.0%
                       Electric Utilities -- 6.8%
                       AES Trust VII 6.00%*........................................      37,600      2,500,400
                       Calpine Capital Trust 5.75%.................................      13,800      1,700,850
                       CMS Energy Corp. 8.75%......................................      68,500      2,179,157
                       UtiliCorp United, Inc. 9.75%................................      55,600      1,400,425

                       Gas & Pipeline Utilities -- 3.7%
                       Enron Corp. 7.00%...........................................      80,500      2,238,906
                       Kinder Morgan, Inc. 5.80%...................................      43,200      2,022,300

                                                           ---------------------


                       PREFERRED STOCK (CONTINUED)                                     SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone -- 2.5%
                       Nextlink Communications, Inc. 6.50%.........................      15,800   $  2,393,700
                       Viatel, Inc. 7.75%*.........................................      19,200        469,500
                                                                                                  -------------
                                                                                                    14,905,238
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $38,666,460)....................                 38,050,369
                                                                                                  -------------
                                                                                     PRINCIPAL
                       BONDS & NOTES -- 10.0%                                          AMOUNT
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 1.1%
                       Energy Sources -- 1.1%
                       Kerr-McGee Corp. 5.25% 2010.................................  $1,200,000      1,320,000
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 4.3%
                       Broadcasting & Media -- 2.8%
                       Cox Communications, Inc. 7.00% 2029(1)......................      31,900      3,289,687
                       Cable -- 1.5%
                       NTL, Inc. 5.75% 2009*.......................................   2,425,000      1,685,375
                                                                                                  -------------
                                                                                                     4,975,062
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 3.0%
                       Telecommunications -- 3.0%
                       ITC Deltacom, Inc. 4.50% 2006*..............................     470,000        388,337
                       ITC Deltacom, Inc. 4.50% 2006...............................     250,000        206,563
                       Level 3 Communications, Inc. 6.00% 2010.....................   1,858,000      1,472,465
                       Nextel Communications, Inc. 5.25% 2010*.....................   1,400,000      1,397,704
                                                                                                  -------------
                                                                                                     3,465,069
                                                                                                  -------------
                       UTILITIES -- 1.6%
                       Electric Utilities -- 1.6%
                       Alliant Energy Resources, Inc. 7.25% 2030*(1)...............      30,000      1,811,250
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $12,735,407)......................                 11,571,381
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $114,217,359).............                107,518,566
                                                                                                  -------------

                       SHORT-TERM SECURITIES -- 6.1%
                       ----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 6.1%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         5.50% due 8/01/00 (cost $7,015,000).......................   7,015,000       7,015,000
                                                                                                  -------------

                       TOTAL INVESTMENTS --
                         (cost $121,232,359)                            99.5%                       114,533,566
                       Other assets less liabilities --                  0.5                            552,692
                                                                       ------                     -------------
                       NET ASSETS --                                   100.0%                     $ 115,086,258
                                                                       ======                     =============

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              ADR -- American Depository Receipt

              (1) Variable rate security; rate as of July 31, 2000
              (2) PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INCOME PORTFOLIO                INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 93.4%                                          SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.7%
                       Automotive -- 1.1%
                       Ford Motor Co. .............................................     1,700    $    79,156
                       Visteon Corp. ..............................................       196          2,744

                       Retail -- 1.6%
                       Intimate Brands, Inc. ......................................     6,570        114,565
                                                                                                 -----------
                                                                                                     196,465
                                                                                                 -----------
                       CONSUMER STAPLES -- 5.2%
                       Food, Beverage & Tobacco -- 1.5%
                       PepsiCo, Inc. ..............................................     2,400        109,950

                       Household Products -- 3.7%
                       Colgate-Palmolive Co. ......................................     2,350        130,866
                       Kimberly-Clark Corp. .......................................     2,400        137,850
                                                                                                 -----------
                                                                                                     378,666
                                                                                                 -----------
                       ENERGY -- 12.7%
                       Energy Services -- 1.5%
                       Reliant Energy, Inc. .......................................     3,200        107,200

                       Energy Sources -- 11.2%
                       BP Amoco PLC ADR............................................     4,182        218,771
                       Chevron Corp. ..............................................       910         71,890
                       Exxon Mobil Corp. ..........................................     3,648        291,840
                       Royal Dutch Petroleum Co. ADR...............................     4,100        238,825
                                                                                                 -----------
                                                                                                     928,526
                                                                                                 -----------
                       FINANCE -- 19.3%
                       Banks -- 7.9%
                       Bank of America Corp. ......................................     1,950         92,381
                       Bank of New York Co., Inc. .................................     3,250        152,140
                       Chase Manhattan Corp. ......................................     2,100        104,344
                       Mellon Financial Corp. .....................................     3,700        139,444
                       Zions Bancorp. .............................................     1,900         83,125

                       Financial Services -- 8.7%
                       American Express Co. .......................................     2,700        153,056
                       Associates First Capital Corp., Class A.....................     3,400         89,038
                       Citigroup, Inc. ............................................     1,200         84,675
                       Federal National Mortgage Association.......................       900         44,888
                       Household International, Inc. ..............................     1,700         75,756
                       John Hancock Financial Services, Inc.+......................     8,000        189,000

                       Insurance -- 2.7%
                       St. Paul Cos., Inc. ........................................     1,950         86,653
                       XL Capital Ltd., Class A....................................     1,700        112,200
                                                                                                 -----------
                                                                                                   1,406,700
                                                                                                 -----------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       HEALTHCARE -- 11.9%
                       Drugs -- 8.0%
                       American Home Products Corp. ...............................     2,500    $   132,656
                       Bristol-Myers Squibb Co. ...................................     1,550         76,919
                       Merck & Co., Inc. ..........................................     2,200        157,712
                       Pfizer, Inc. ...............................................     2,800        120,750
                       Schering-Plough Corp. ......................................     2,200         95,013

                       Medical Products -- 3.9%
                       Baxter International, Inc. .................................     1,400        108,850
                       Johnson & Johnson Co. ......................................     1,900        176,819
                                                                                                 -----------
                                                                                                     868,719
                                                                                                 -----------
                       INDUSTRIAL & COMMERCIAL -- 9.6%
                       Aerospace & Military Technology -- 1.5%
                       Honeywell International, Inc. ..............................     3,200        107,600

                       Business Services -- 2.3%
                       Ecolab, Inc. ...............................................     4,000        143,250
                       United Parcel Service, Inc. ................................       500         29,375

                       Electrical Equipment -- 2.1%
                       General Electric Co. .......................................     2,950        151,741

                       Multi-Industry -- 2.6%
                       Minnesota Mining & Manufacturing Co. .......................     1,300        117,081
                       Sara Lee Corp. .............................................     3,900         71,906

                       Transportation -- 1.1%
                       Knightsbridge Tankers Ltd. .................................     4,300         80,625
                                                                                                 -----------
                                                                                                     701,578
                                                                                                 -----------
                       INFORMATION & ENTERTAINMENT -- 2.4%
                       Broadcasting & Media -- 2.4%
                       Omnicom Group, Inc. ........................................       900         76,500
                       Time Warner, Inc. ..........................................     1,322        101,381
                                                                                                 -----------
                                                                                                     177,881
                                                                                                 -----------
                       INFORMATION TECHNOLOGY -- 8.7%
                       Communication Equipment -- 1.0%
                       Motorola, Inc. .............................................     2,300         76,044

                       Computers & Business Equipment -- 0.6%
                       International Business Machines Corp. ......................       400         44,975

                       Computer Services -- 2.0%
                       Automatic Data Processing, Inc. ............................     2,900        143,731

                       Electronics -- 2.8%
                       Emerson Electric Co. .......................................     1,500         91,593
                       Intel Corp. ................................................     1,700        113,475

                       Telecommunications -- 2.3%
                       Verizon Communications......................................     1,800         84,600
                       Vodafone AirTouch PLC ADR+..................................     1,870         80,644
                                                                                                 -----------
                                                                                                     635,062
                                                                                                 -----------

---------------------


                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       MATERIALS -- 3.4%
                       Chemicals -- 1.3%
                       du Pont (E.I.) de Nemours & Co. ............................     2,000    $    90,625

                       Forest Products -- 0.9%
                       International Paper Co. ....................................     2,000         68,000

                       Metals & Minerals -- 1.2%
                       Alcoa, Inc. ................................................     2,850         86,212
                                                                                                 -----------
                                                                                                     244,837
                                                                                                 -----------
                       REAL ESTATE -- 7.4%
                       Real Estate Investment Trusts -- 7.4%
                       Archstone Communities Trust.................................     1,100         28,531
                       Crescent Real Estate Equities Co. ..........................     2,700         59,569
                       Duke-Weeks Realty Corp. ....................................     4,022         98,539
                       Equity Office Properties Trust..............................     1,000         30,500
                       Equity Residential Properties Trust.........................       500         24,938
                       Healthcare Realty Trust, Inc. ..............................     4,000         79,500
                       Kimco Realty Corp. .........................................       600         24,750
                       Manufactured Home Communities, Inc. ........................     4,100         98,400
                       Simon Property Group, Inc. .................................     3,700         96,662
                                                                                                 -----------
                                                                                                     541,389
                                                                                                 -----------
                       UTILITIES -- 10.1%
                       Electric Utilities -- 3.9%
                       Consolidated Edison, Inc. ..................................     2,300         69,719
                       FPL Group, Inc. ............................................     1,300         62,725
                       Northern States Power Co. ..................................     6,800        150,025

                       Gas & Pipeline Utilities -- 1.9%
                       Enron Corp. ................................................     1,900        139,887

                       Telephone -- 4.3%
                       AT&T Corp. .................................................     3,400        105,188
                       SBC Communications, Inc. ...................................     3,337        142,031
                       Sprint Corp. ...............................................     2,000         71,250
                                                                                                 -----------
                                                                                                     740,825
                                                                                                 -----------
                       TOTAL COMMON STOCK (cost $6,392,165)........................                6,820,648
                                                                                                 -----------

                       PREFERRED STOCK -- 2.1%
                       -------------------------------------------------------------------------------------
                       FINANCE -- 0.8%
                       Banks -- 0.8%
                       CNF Trust I, Class A 5.00%..................................     1,500         60,375
                                                                                                 -----------
                       INFORMATION & ENTERTAINMENT -- 1.3%
                       Broadcasting & Media -- 1.3%
                       Adelphia Communications Corp., Series D 5.50%...............       800         95,400
                                                                                                 -----------
                       TOTAL PREFERRED STOCK (cost $213,152).......................                  155,775
                                                                                                 -----------


                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES -- 0.8%                                           AMOUNT        VALUE
                       -------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.8%
                       Broadcasting & Media -- 0.8%
                       Tribune Co. 2.00% 2029 (cost $54,362).......................  $    500    $    58,937
                                                                                                 -----------
                       TOTAL INVESTMENT SECURITIES (cost $6,659,679)...............                7,035,360
                                                                                                 -----------

                       REPURCHASE AGREEMENT -- 5.5%
                       -------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 5.5%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.25%, dated 7/31/00, to be repurchased
                         8/01/00 in the amount of $400,058 and collateralized by
                         $315,000 of U.S. Treasury Bonds, bearing interest at
                         8.50%, due 2/15/18 and having an approximate value of
                         $412,280 (cost $400,000)..................................   400,000        400,000
                                                                                                 -----------
                       TOTAL INVESTMENTS --
                         (cost $7,059,679)                                    101.8%               7,435,360
                       Liabilities in excess of other
                         assets --                                             (1.8)                (132,033)
                                                                             ------              -----------
                       NET ASSETS --                                          100.0%             $ 7,303,327
                                                                             ======              ===========


              -----------------------------
              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INDEX PORTFOLIO                 INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 99.9%                                             SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.7%
                       Apparel & Textiles -- 0.2%
                       Liz Claiborne, Inc. ........................................          329      $     12,831
                       NIKE, Inc., Class B.........................................        1,534            67,113
                       Reebok International, Ltd.+.................................          327             5,518
                       Russell Corp. ..............................................          216             4,253
                       Springs Industries, Inc., Class A...........................          109             3,515
                       V.F. Corp. .................................................          657            14,454

                       Automotive -- 1.1%
                       Cooper Tire & Rubber Co. ...................................          436             4,878
                       Crane Co. ..................................................          332             7,304
                       Cummins Engine Co., Inc. ...................................          220             7,040
                       Dana Corp. .................................................          879            20,162
                       Delphi Automotive Systems Corp. ............................        3,069            45,459
                       Ford Motor Co. .............................................        6,476           301,539
                       General Motors Corp. .......................................        2,945           167,681
                       Genuine Parts Co. ..........................................          985            19,761
                       Goodyear Tire & Rubber Co. .................................          874            17,425
                       Harley-Davidson, Inc. ......................................        1,600            71,800
                       Navistar International Corp. ...............................          331            11,813
                       PACCAR, Inc. ...............................................          437            19,474
                       TRW, Inc. ..................................................          658            29,569
                       Visteon Corp. ..............................................          847            11,858

                       Housing -- 0.3%
                       Cooper Industries, Inc. ....................................          545            17,474
                       Kaufman & Broad Home Corp. .................................          223             4,362
                       Lowe's Cos., Inc. ..........................................        2,081            87,792
                       Masco Corp. ................................................        2,411            47,617
                       Maytag Corp. ...............................................          442            14,973
                       Owens Corning Co. ..........................................          326             1,793
                       Pulte Corp. ................................................          221             5,069
                       Sherwin Williams Co. .......................................          881            18,336
                       Snap-On, Inc. ..............................................          331             9,992
                       Stanley Works...............................................          442            11,575
                       The Black & Decker Corp.....................................          441            16,400

                       Retail -- 5.1%
                       Albertson's, Inc. ..........................................        2,300            69,431
                       American Greetings Corp., Class A...........................          332             5,644
                       AutoZone, Inc. .............................................          771            17,637
                       Bed Bath & Beyond, Inc.+....................................          766            28,198
                       Circuit City Stores, Inc. ..................................        1,096            25,139
                       Consolidated Stores Corp.+..................................          552             6,590
                       Costco Wholesale Corp.+.....................................        2,410            78,476
                       CVS Corp. ..................................................        2,086            82,267
                       Dillard's, Inc., Class A....................................          551             7,542
                       Dollar General Corp. .......................................        1,758            32,303
                       Federated Department Stores, Inc.+..........................        1,099            26,445
                       Gap, Inc. ..................................................        4,608           165,024
                       Great Atlantic & Pacific Tea Co., Inc. .....................          218             3,134

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Retail (continued)
                       Harcourt General, Inc. .....................................          334      $     18,433
                       Home Depot, Inc. ...........................................       12,459           644,753
                       International Flavors & Fragrances, Inc. ...................          550            14,712
                       J.C. Penney Co., Inc. ......................................        1,425            22,978
                       Kmart Corp.+................................................        2,635            18,445
                       Kohl's Corp.+...............................................        1,754            99,539
                       Kroger Co. .................................................        4,495            92,990
                       Limited, Inc. ..............................................        2,404            49,132
                       Longs Drug Stores Corp. ....................................          219             4,435
                       May Department Stores Co. ..................................        1,759            41,776
                       Newell Rubbermaid, Inc. ....................................        1,534            41,322
                       Nordstrom, Inc. ............................................          767            13,423
                       Office Depot, Inc.+.........................................        1,778            11,113
                       RadioShack Corp. ...........................................          992            55,924
                       Sears, Roebuck & Co. .......................................        1,981            59,182
                       SUPERVALU, Inc. ............................................          766            13,549
                       Target Corp. ...............................................        4,820           139,780
                       Tiffany & Co. ..............................................          778            26,646
                       TJX Cos., Inc. .............................................        1,651            27,654
                       Toys 'R' Us, Inc.+..........................................        1,318            21,747
                       Wal-Mart Stores, Inc. ......................................       24,017         1,319,434
                       Walgreen Co. ...............................................        5,377           167,695
                       Winn-Dixie Stores, Inc. ....................................          771            11,035
                                                                                                      ------------
                                                                                                         4,542,357
                                                                                                      ------------
                       CONSUMER STAPLES -- 5.8%
                       Food, Beverage & Tobacco -- 4.1%
                       Adolph Coors Co., Class B...................................          218            13,734
                       Anheuser-Busch Cos., Inc. ..................................        2,522           203,021
                       Archer-Daniels-Midland Co. .................................        3,294            30,881
                       Bestfoods...................................................        1,533           106,735
                       Brown-Forman Corp., Class B+................................          433            21,650
                       Campbell Soup Co. ..........................................        2,307            61,135
                       Coca-Cola Co. ..............................................       13,275           813,923
                       Coca-Cola Enterprises, Inc. ................................        2,302            44,170
                       ConAgra, Inc. ..............................................        2,632            53,791
                       General Mills, Inc. ........................................        1,646            56,581
                       H.J. Heinz Co. .............................................        1,971            78,717
                       Hershey Foods Corp. ........................................          766            35,428
                       Kellogg Co. ................................................        2,193            56,881
                       Nabisco Group Holding Corp. ................................        1,755            46,508
                       PepsiCo, Inc. ..............................................        7,796           357,154
                       Philip Morris Cos., Inc. ...................................       12,624           318,756
                       Quaker Oats Co. ............................................          764            51,379
                       Ralston Purina Group........................................        1,754            35,409
                       Safeway, Inc.+..............................................        2,743           123,606
                       Starbucks Corp.+............................................          981            36,788
                       SYSCO Corp. ................................................        1,757            69,182
                       Unilever NV.................................................        3,072           135,936
                       UST, Inc. ..................................................          883            12,804
                       W.M. Wrigley Jr. Co. .......................................          555            42,180

                       Household Products -- 1.7%
                       Alberto-Culver Co., Class B.................................          327             9,933
                       Avon Products, Inc. ........................................        1,324            52,546
                       Clorox Co. .................................................        1,312            54,202
                       Colgate-Palmolive Co. ......................................        3,177           176,919

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER STAPLES (continued)
                       Household Products (continued)
                       Fort James Corp. ...........................................        1,205      $     36,828
                       Fortune Brands, Inc. .......................................          879            19,778
                       Gillette Co. ...............................................        5,816           169,754
                       Kimberly-Clark Corp. .......................................        2,953           169,613
                       Owens-Illinois, Inc.+.......................................          674             8,973
                       Pactiv Corp.+...............................................          881             8,149
                       Procter & Gamble Co. .......................................        7,132           405,632
                       Tupperware Corp. ...........................................          327             6,356
                       Whirlpool Corp. ............................................          436            18,830
                                                                                                      ------------
                                                                                                         3,943,862
                                                                                                      ------------
                       ENERGY -- 5.5%
                       Energy Services -- 1.0%
                       Baker Hughes, Inc. .........................................        1,756            60,802
                       Coastal Corp. ..............................................        1,102            63,640
                       Halliburton Co. ............................................        2,410           111,161
                       Reliant Energy, Inc. .......................................        1,541            51,624
                       Rowan Cos., Inc.+...........................................          440            11,110
                       Schlumberger Ltd. ..........................................        3,035           224,400
                       Tosco Corp. ................................................          772            20,458
                       Transocean Sedco Forex, Inc. ...............................        1,134            56,133
                       TXU Corp. ..................................................        1,532            47,875

                       Energy Sources -- 4.5%
                       Amerada Hess Corp. .........................................          543            32,852
                       Anadarko Petroleum Corp. ...................................        1,261            60,292
                       Apache Corp. ...............................................          654            32,537
                       Burlington Resources, Inc. .................................        1,184            38,628
                       Chevron Corp. ..............................................        3,512           277,448
                       Conoco, Inc., Class B+......................................        3,398            78,366
                       Exxon Mobil Corp. ..........................................       18,703         1,496,240
                       Kerr-McGee Corp. ...........................................          541            29,687
                       Occidental Petroleum Corp. .................................        1,966            39,811
                       Phillips Petroleum Co. .....................................        1,321            67,123
                       Royal Dutch Petroleum Co. ADR...............................       11,620           676,865
                       Sunoco, Inc. ...............................................          443            10,798
                       Texaco, Inc. ...............................................        2,963           146,483
                       Unocal Corp. ...............................................        1,315            39,779
                       USX-Marathon Group, Inc. ...................................        1,647            40,043
                                                                                                      ------------
                                                                                                         3,714,155
                                                                                                      ------------
                       FINANCE -- 14.2%
                       Banks -- 4.4%
                       Bank of America Corp. ......................................        9,092           430,733
                       Bank of New York Co., Inc. .................................        3,950           184,909
                       Bank One Corp. .............................................        6,158           195,901
                       BB&T Corp. .................................................        2,112            52,668
                       Charter One Financial, Inc. ................................        1,123            24,215
                       Chase Manhattan Corp. ......................................        6,744           335,092
                       Comerica, Inc. .............................................          874            44,574
                       Fifth Third Bancorp.........................................        2,466           101,877
                       First Union Corp. ..........................................        5,255           135,645
                       Firstar Corp. ..............................................        5,268           104,043
                       FleetBoston Financial Corp. ................................        4,840           173,333
                       Golden West Financial Corp. ................................          878            40,388
                       Huntington Bancshares, Inc. ................................        1,331            20,880
                       KeyCorp.....................................................        2,413            42,378

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Mellon Financial Corp. .....................................        2,745      $    103,452
                       National City Corp. ........................................        3,294            58,469
                       Northern Trust Corp. .......................................        1,206            90,299
                       PNC Financial Services Group................................        1,545            78,602
                       Regions Financial Corp. ....................................        1,207            24,065
                       SouthTrust Corp. ...........................................          880            21,670
                       State Street Corp. .........................................          819            82,207
                       Summit Bancorp..............................................          984            24,170
                       SunTrust Banks, Inc. .......................................        1,753            83,925
                       Synovus Financial Corp. ....................................        1,529            27,522
                       U.S. Bancorp................................................        3,948            75,752
                       Union Planters Corp. .......................................          768            22,032
                       Wachovia Corp. .............................................        1,096            60,280
                       Wells Fargo & Co. ..........................................        8,785           362,930

                       Financial Services -- 6.7%
                       American Express Co. .......................................        7,242           410,531
                       AmSouth Bancorp.............................................        2,087            35,088
                       Associates First Capital Corp., Class A.....................        3,946           103,336
                       Bear Stearns Cos., Inc. ....................................          677            36,473
                       C.I.T. Group, Inc., Class A.................................        1,417            26,215
                       Capital One Financial Corp. ................................        1,094            64,136
                       Charles Schwab Corp. .......................................        7,238           261,473
                       Citigroup, Inc. ............................................       18,207         1,284,731
                       Countrywide Credit Industries, Inc. ........................          654            23,013
                       Dun & Bradstreet Corp. .....................................          877            25,926
                       Federal Home Loan Mortgage Corp. ...........................        3,631           143,198
                       Federal National Mortgage Association.......................        5,488           273,714
                       Household International, Inc. ..............................        2,528           112,654
                       Lehman Brothers Holdings, Inc. .............................          657            73,830
                       MBIA, Inc. .................................................          548            30,517
                       MBNA Corp. .................................................        4,281           142,878
                       Merrill Lynch & Co., Inc. ..................................        2,059           266,126
                       Morgan (J.P.) & Co., Inc. ..................................          881           117,613
                       Morgan Stanley, Dean Witter & Co. ..........................        6,142           560,457
                       Old Kent Financial Corp. ...................................          630            16,931
                       PaineWebber Group, Inc. ....................................          769            53,253
                       Paychex, Inc. ..............................................        1,975            90,356
                       Providian Financial Corp. ..................................          767            78,186
                       SLM Holding Corp. ..........................................          877            37,766
                       Stilwell Financial, Inc.+...................................        1,142            50,319
                       T. Rowe Price Associates, Inc. .............................          658            26,896
                       The Hartford Financial Services Group, Inc. ................        1,208            77,614
                       Washington Mutual, Inc. ....................................        3,076            98,817

                       Insurance -- 3.1%
                       Aetna, Inc. ................................................          767            42,569
                       AFLAC, Inc. ................................................        1,326            68,869
                       Allstate Corp. .............................................        4,280           117,967
                       American General Corp. .....................................        1,319            87,961
                       American International Group, Inc.#.........................       12,506         1,096,576
                       Aon Corp. ..................................................        1,422            51,192
                       Chubb Corp. ................................................          984            72,816
                       CIGNA Corp. ................................................          905            90,387
                       Cincinnati Financial Corp. .................................          879            33,182
                       Conseco, Inc. ..............................................        1,756            13,829
                       Jefferson-Pilot Corp. ......................................          550            33,550
                       Lincoln National Corp. .....................................        1,095            47,769

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       Marsh & McLennan Cos., Inc. ................................        1,426      $    173,972
                       MGIC Investment Corp. ......................................          552            31,361
                       Progressive Corp. ..........................................          405            27,236
                       SAFECO Corp. ...............................................          663            15,290
                       St. Paul Cos., Inc. ........................................        1,208            53,681
                       Torchmark Corp. ............................................          663            16,492
                       UnumProvident Corp. ........................................        1,314            30,222
                                                                                                      ------------
                                                                                                         9,628,979
                                                                                                      ------------
                       HEALTHCARE -- 11.1%
                       Drugs -- 7.2%
                       Allergan, Inc. .............................................          662            44,313
                       ALZA Corp.+.................................................          548            35,483
                       American Home Products Corp. ...............................        7,022           372,605
                       Biogen, Inc.+...............................................          800            42,400
                       Bristol-Myers Squibb Co. ...................................       10,645           528,258
                       Cardinal Health, Inc. ......................................        1,530           112,455
                       Eli Lilly & Co. ............................................        6,024           625,743
                       Merck & Co., Inc. ..........................................       12,521           897,599
                       Pfizer, Inc. ...............................................       33,917         1,462,671
                       Pharmacia & Upjohn, Inc. ...................................        6,781           371,260
                       Schering-Plough Corp. ......................................        7,899           341,138
                       Watson Pharmaceuticals, Inc.+...............................          546            30,166

                       Health Services -- 0.5%
                       HCA-Healthcare Co. .........................................        3,068           104,312
                       HEALTHSOUTH Corp.+..........................................        2,097            12,451
                       Humana, Inc.+...............................................          880             6,435
                       IMS Health, Inc. ...........................................        1,649            29,785
                       Manor Care, Inc.+...........................................          551             5,441
                       McKesson HBOC, Inc. ........................................        1,534            37,295
                       Tenet Healthcare Corp.+.....................................        1,648            50,161
                       UnitedHealth Group, Inc. ...................................          882            72,159
                       Wellpoint Health Networks, Inc.+............................          331            28,859

                       Medical Products -- 3.4%
                       Abbott Laboratories, Inc. ..................................        8,324           346,486
                       Amgen, Inc.+................................................        5,508           357,676
                       Bausch & Lomb, Inc. ........................................          286            17,786
                       Baxter International, Inc. .................................        1,539           119,657
                       Becton, Dickinson & Co. ....................................        1,319            33,305
                       Biomet, Inc. ...............................................          653            29,222
                       Boston Scientific Corp.+....................................        2,197            36,388
                       C.R. Bard, Inc. ............................................          324            16,220
                       Guidant Corp.+..............................................        1,644            92,680
                       Johnson & Johnson Co. ......................................        7,540           701,691
                       Mallinckrodt, Inc. .........................................          334            15,281
                       MedImmune, Inc.+............................................        1,117            66,461
                       Medtronic, Inc. ............................................        6,458           329,762
                       PE Corp-PE Biosystems Group.................................        1,098            95,732
                       St. Jude Medical, Inc. .....................................          440            18,150
                                                                                                      ------------
                                                                                                         7,487,486
                                                                                                      ------------
                       INDUSTRIAL & COMMERCIAL -- 10.0%
                       Aerospace & Military Technology -- 1.2%
                       Boeing Co. .................................................        4,857           237,993
                       General Dynamics Corp. .....................................        1,095            61,799

                                                           ---------------------
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

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Aerospace & Military Technology (continued)
                       Honeywell International, Inc. ..............................        4,213      $    141,662
                       Lockheed Martin Corp. ......................................        2,088            58,725
                       Northrop Grumman Corp. .....................................          433            30,770
                       Raytheon Co., Class B.......................................        1,861            45,129
                       Rockwell International Corp. ...............................          991            34,747
                       United Technologies Corp. ..................................        2,529           147,631

                       Business Services -- 1.4%
                       Agilent Technologies, Inc.+.................................        2,428            98,941
                       Allied Waste Industries, Inc.+..............................          990             9,219
                       Cendant Corp.+..............................................        3,843            49,239
                       Centex Corp. ...............................................          328             7,852
                       Ceridian Corp. .............................................          769            17,495
                       Computer Sciences Corp.+....................................          876            54,750
                       Convergys Corp.+............................................          816            36,771
                       Deluxe Corp. ...............................................          436             9,374
                       Ecolab, Inc. ...............................................          662            23,708
                       Electronic Data Systems Corp. ..............................        2,535           109,005
                       Equifax, Inc. ..............................................          768            18,144
                       FedEx Corp.+................................................        1,642            65,064
                       First Data Corp. ...........................................        2,204           101,522
                       Fluor Corp. ................................................          436            12,998
                       Franklin Resources, Inc. ...................................        1,320            47,355
                       H&R Block, Inc. ............................................          546            17,472
                       Johnson Controls, Inc. .....................................          441            22,904
                       Leggett & Platt, Inc. ......................................        1,094            19,145
                       Maxim Integrated Products, Inc.+............................        1,521           100,481
                       National Service Industries, Inc. ..........................          219             4,476
                       Quintiles Transnational Corp.+..............................          600             9,413
                       R.R. Donnelley & Sons Co. ..................................          661            14,707
                       W. W. Grainger, Inc. .......................................          544            17,272
                       Waste Management, Inc. .....................................        3,295            61,575
                       Young & Rubicam, Inc. ......................................          400            22,600

                       Electrical Equipment -- 4.2%
                       Best Buy Co., Inc.+.........................................        1,097            79,807
                       Danaher Corp. ..............................................          768            39,120
                       General Electric Co. .......................................       53,165         2,734,674

                       Machinery -- 0.5%
                       Briggs & Stratton Corp.+....................................           11               387
                       Caterpillar, Inc. ..........................................        1,869            63,663
                       Deere & Co. ................................................        1,211            46,699
                       Dover Corp. ................................................        1,099            50,348
                       Illinois Tool Works, Inc. ..................................        1,519            86,963
                       Ingersoll-Rand Co. .........................................          879            34,501
                       ITT Industries, Inc. .......................................          442            14,531
                       Pall Corp. .................................................          659            13,674
                       Parker-Hannifin Corp. ......................................          552            19,630
                       Thermo Electron Corp.+......................................          875            18,156

                       Multi-Industry -- 2.4%
                       B.F. Goodrich Co. ..........................................          552            19,699
                       Eaton Corp. ................................................          434            29,431
                       JDS Uniphase Corp.+.........................................        4,977           587,908
                       Loews Corp. ................................................          551            34,575
                       McDermott International, Inc. ..............................          328             2,440
                       Minnesota Mining & Manufacturing Co. .......................        2,192           197,417
                       Sara Lee Corp. .............................................        4,830            89,053

---------------------
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

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Multi-Industry (continued)
                       Seagram Co., Ltd. ..........................................        2,306      $    129,280
                       Textron, Inc. ..............................................          771            43,995
                       Tyco International Ltd. ....................................        9,096           486,636

                       Transportation -- 0.3%
                       Burlington Northern Santa Fe Corp. .........................        2,421            59,163
                       CSX Corp. ..................................................        1,204            29,874
                       Norfolk Southern Corp. .....................................        2,081            38,759
                       Ryder System, Inc. .........................................          333             6,952
                       Union Pacific Corp. ........................................        1,318            56,921
                                                                                                      ------------
                                                                                                         6,724,194
                                                                                                      ------------
                       INFORMATION & ENTERTAINMENT -- 4.0%
                       Broadcasting & Media -- 2.3%
                       Dow Jones & Co., Inc. ......................................          443            29,210
                       Gannett Co., Inc. ..........................................        1,533            82,590
                       Interpublic Group of Cos., Inc. ............................        1,534            61,456
                       Knight-Ridder, Inc. ........................................          439            22,883
                       McGraw-Hill Cos., Inc. .....................................        1,094            65,025
                       Meredith Corp. .............................................          325            10,339
                       New York Times Co. .........................................          883            36,369
                       Omnicom Group, Inc. ........................................          984            83,640
                       Time Warner, Inc. ..........................................        7,058           541,260
                       Tribune Co. ................................................        1,883            61,198
                       Viacom, Inc., Class B+......................................        8,184           542,701

                       Entertainment Products -- 0.2%
                       Brunswick Corp. ............................................          444             8,353
                       Eastman Kodak Co. ..........................................        1,651            90,598
                       Hasbro, Inc. ...............................................          893            10,158
                       Mattel, Inc. ...............................................        2,300            25,444
                       Polaroid Corp. .............................................          221             4,006

                       Leisure & Tourism -- 1.5%
                       AMR Corp. ..................................................          772            25,524
                       Carnival Corp. .............................................        3,292            61,519
                       Darden Restaurants, Inc. ...................................          663            10,815
                       Delta Air Lines, Inc. ......................................          729            39,138
                       Harrah's Entertainment, Inc.+...............................          661            16,566
                       Hilton Hotels Corp. ........................................        2,021            20,715
                       Marriott International, Inc., Class A.......................        1,318            52,720
                       McDonald's Corp. ...........................................        7,244           228,186
                       Sabre Holdings Corp. .......................................          757            18,499
                       Southwest Airlines Co. .....................................        2,740            64,733
                       Tricon Global Restaurants, Inc.+............................          873            21,116
                       US Airways Group, Inc.+.....................................          334            13,110
                       Walt Disney Co.+............................................       11,081           428,696
                       Wendy's International, Inc. ................................          658            11,145
                                                                                                      ------------
                                                                                                         2,687,712
                                                                                                      ------------
                       INFORMATION TECHNOLOGY -- 33.9%
                       Communication Equipment -- 1.7%
                       Andrew Corp.+...............................................          439            12,374
                       Cabletron Systems, Inc.+....................................          983            25,681
                       Comverse Technology, Inc.+..................................          866            75,991
                       Molex, Inc. ................................................        1,025            48,223
                       Motorola, Inc. .............................................       11,545           381,707
                       Network Appliance, Inc.+....................................        1,640           141,347

                                                           ---------------------
                                       83
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

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Communication Equipment (continued)
                       QUALCOMM, Inc.+.............................................        4,004      $    260,010
                       Scientific-Atlanta, Inc. ...................................          872            67,144
                       Tellabs, Inc.+..............................................        2,186           142,090

                       Computers & Business Equipment -- 11.5%
                       Apple Computer, Inc.+.......................................        1,754            89,125
                       Avery Dennison Corp. .......................................          654            35,479
                       Cisco Systems, Inc.+........................................       37,561         2,457,898
                       Compaq Computer Corp. ......................................        9,109           255,621
                       Dell Computer Corp.+........................................       13,876           609,677
                       EMC Corp.+..................................................       11,712           996,984
                       Gateway, Inc.+..............................................        1,749            96,523
                       Hewlett-Packard Co. ........................................        5,430           592,888
                       International Business Machines Corp. ......................        9,615         1,081,087
                       Lexmark International, Inc., Class A+.......................          684            30,823
                       Linear Technology Corp. ....................................        1,700            93,925
                       Palm, Inc. .................................................        3,014           117,535
                       Pitney Bowes, Inc.+.........................................        1,427            49,410
                       Seagate Technology, Inc.+...................................        1,206            61,129
                       Staples, Inc.+..............................................        2,521            34,821
                       Sun Microsystems, Inc.+.....................................        8,567           903,283
                       Tektronix, Inc.+............................................          241            14,822
                       Unisys Corp.+...............................................        1,646            16,151
                       VERITAS Software Corp.+.....................................        2,118           215,904
                       Xerox Corp. ................................................        3,615            53,773

                       Computer Services -- 2.0%
                       Automatic Data Processing, Inc. ............................        3,394           168,215
                       Oracle Corp.+...............................................       15,334         1,152,925

                       Computer Software -- 3.5%
                       BMC Software, Inc.+.........................................        1,314            24,802
                       Computer Associates International, Inc. ....................        3,138            77,862
                       Mercury Interactive Corp.+..................................          427            42,386
                       Microsoft Corp.+............................................       28,401         1,982,745
                       Novell, Inc.+...............................................        1,759            16,656
                       PeopleSoft, Inc.+...........................................        1,416            30,886
                       Siebel Systems, Inc.+.......................................        1,083           157,035

                       Electronics -- 7.2%
                       Advanced Micro Devices, Inc.+...............................          829            59,636
                       Altera Corp.+...............................................        1,077           105,748
                       Analog Devices, Inc.+.......................................        1,914           127,999
                       Applied Materials, Inc.+....................................        4,364           331,118
                       Broadcom Corp., Class A+....................................        1,155           259,009
                       Conexant Systems, Inc.+.....................................        1,200            38,400
                       Emerson Electric Co. .......................................        2,307           140,871
                       Intel Corp. ................................................       36,182         2,415,148
                       KLA-Tencor Corp.+...........................................          984            52,398
                       LSI Logic Corp.+............................................        1,640            55,555
                       Micron Technology, Inc.+....................................        2,998           244,337
                       Millipore Corp. ............................................          221            13,895
                       National Semiconductor Corp.+...............................          948            34,306
                       Novellus Systems, Inc.+.....................................          701            37,810
                       PerkinElmer, Inc. ..........................................          222            14,194
                       Sanmina Corp.+..............................................          791            73,464
                       Solectron Corp.+............................................        3,256           131,258
                       Teradyne, Inc.+.............................................          935            59,256
                       Texas Instruments, Inc. ....................................        8,835           518,504

---------------------
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

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics (continued)
                       Thomas & Betts Corp. .......................................          327      $      6,377
                       Xilinx, Inc.+...............................................        1,737           130,384

                       Internet Content -- 0.6%
                       Yahoo!, Inc.+...............................................        2,939           378,213

                       Internet Software -- 1.0%
                       America Online, Inc.+.......................................       12,409           661,555
                       Sapient Corp.+..............................................          314            35,717

                       Software -- 0.2%
                       Adaptec, Inc.+..............................................          549            13,588
                       Adobe Systems, Inc. ........................................          658            75,341
                       Autodesk, Inc. .............................................          328             7,093
                       Citrix Systems, Inc.+.......................................        1,000            15,250
                       Compuware Corp.+............................................        1,970            15,760
                       NCR Corp.+..................................................          500            17,718
                       Parametric Technology Corp.+................................        1,428            14,280

                       Telecommunications -- 6.2%
                       ADC Telecommunications, Inc.+...............................        3,622           151,898
                       Clear Channel Communications, Inc.+.........................        1,861           141,785
                       Comcast Corp., Class A+.....................................        4,957           168,615
                       Corning, Inc. ..............................................        1,492           349,035
                       Global Crossing Holdings Ltd.+..............................        4,719           114,731
                       Lucent Technologies, Inc. ..................................       17,546           767,637
                       Nextel Communications, Inc., Class A+.......................        4,089           228,728
                       Nortel Networks Corp. ......................................       15,990         1,189,256
                       Qwest Communications International, Inc.+...................        8,738           410,140
                       Verizon Communications......................................       14,764           693,908
                                                                                                      ------------
                                                                                                        22,914,852
                                                                                                      ------------
                       MATERIALS -- 1.9%
                       Chemicals -- 0.9%
                       Air Products and Chemicals, Inc. ...........................        1,209            40,350
                       Ashland, Inc. ..............................................          434            14,295
                       Dow Chemical Co. ...........................................        3,615           103,931
                       du Pont (E.I.) de Nemours & Co. ............................        5,603           253,886
                       Eastman Chemical Co. .......................................          437            20,484
                       Engelhard Corp. ............................................          660            11,921
                       FMC Corp. ..................................................          215            12,954
                       Great Lakes Chemical Corp. .................................          292             8,577
                       Hercules, Inc. .............................................          550             8,216
                       PPG Industries, Inc. .......................................          883            35,927
                       Praxair, Inc. ..............................................          876            34,657
                       Rohm and Haas Co. ..........................................        1,204            31,304
                       Sigma-Aldrich Corp. ........................................          548            14,933
                       Union Carbide Corp. ........................................          763            34,192
                       W.R. Grace & Co.+...........................................          434             4,286

                       Forest Products -- 0.4%
                       Ball Corp. .................................................          114             3,954
                       Bemis Co., Inc. ............................................          325            11,172
                       Boise Cascade Corp. ........................................          327             9,033
                       Georgia-Pacific Group.......................................          882            21,884
                       International Paper Co. ....................................        2,583            87,822
                       Louisiana-Pacific Corp. ....................................          551             5,338
                       Mead Corp. .................................................          549            13,931
                       Potlatch Corp. .............................................          114             3,919

                                                           ---------------------
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

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products (continued)
                       Sealed Air Corp.+...........................................          440      $     22,165
                       Temple-Inland, Inc. ........................................          327            14,204
                       Westvaco Corp. .............................................          548            15,036
                       Weyerhaeuser Co. ...........................................        1,212            55,373
                       Willamette Industries, Inc. ................................          553            16,763

                       Metals & Minerals -- 0.6%
                       Alcan Aluminium Ltd. .......................................        1,208            39,638
                       Alcoa, Inc. ................................................        4,646           140,541
                       Allegheny Technologies, Inc. ...............................          448             9,268
                       Armstrong Holdings, Inc. ...................................          219             3,504
                       Barrick Gold Corp. .........................................        2,086            33,246
                       Bethlehem Steel Corp.+......................................          662             3,062
                       Crown Cork & Seal Co., Inc. ................................          658             9,171
                       Freeport-McMoRan Copper & Gold, Inc., Class B+..............          878             7,902
                       Homestake Mining Co. .......................................        1,424             7,743
                       Inco Ltd. ..................................................          991            14,555
                       Newmont Mining Corp. .......................................          880            15,620
                       Nucor Corp. ................................................          442            16,686
                       Phelps Dodge Corp. .........................................          437            17,780
                       Placer Dome, Inc. ..........................................        1,755            14,918
                       Timken Co. .................................................          329             5,860
                       USX-U.S. Steel Group........................................          442             7,928
                       Vulcan Materials Co. .......................................          548            23,461
                       Worthington Industries, Inc. ...............................          444             4,690
                                                                                                      ------------
                                                                                                         1,286,080
                                                                                                      ------------
                       UTILITIES -- 6.8%
                       Electric Utilities -- 1.5%
                       AES Corp. ..................................................        2,350           125,578
                       Ameren Corp. ...............................................          765            27,683
                       American Electric Power Co., Inc. ..........................        1,652            54,206
                       American Power Conversion Corp.+............................        1,037            26,379
                       Cinergy Corp. ..............................................          876            22,776
                       CMS Energy Corp. ...........................................          656            16,769
                       Consolidated Edison, Inc. ..................................        1,205            36,527
                       CP&L, Energy, Inc. .........................................          776            25,948
                       Dominion Resources, Inc. ...................................        1,304            59,250
                       DTE Energy Co. .............................................          769            24,127
                       Duke Energy Corp. ..........................................        1,974           121,771
                       Edison International........................................        1,865            36,717
                       Entergy Corp. ..............................................        1,317            35,724
                       FirstEnergy Corp. ..........................................        1,211            30,881
                       Florida Progress Corp. .....................................          547            26,803
                       FPL Group, Inc. ............................................          985            47,526
                       GPU, Inc. ..................................................          660            17,490
                       New Century Energies, Inc. .................................          655            22,393
                       Niagara Mohawk Holdings, Inc.+..............................          989            13,166
                       Northern States Power Co. ..................................          873            19,261
                       PECO Energy Co. ............................................          989            42,218
                       Pinnacle West Capital Corp. ................................          440            17,408
                       PP&L Resources, Inc. .......................................          775            20,925
                       Public Service Enterprise Group, Inc. ......................        1,204            40,484
                       Southern Co. ...............................................        3,625            88,586
                       Unicom Corp. ...............................................        1,203            49,398

---------------------
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

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities -- 0.9%
                       Columbia Energy Group.......................................          439      $     29,962
                       Constellation Energy Group, Inc. ...........................          771            25,684
                       Eastern Enterprises.........................................          113             7,077
                       El Paso Energy Corp. .......................................        1,208            58,437
                       Enron Corp. ................................................        3,907           287,653
                       NICOR, Inc. ................................................          222             7,701
                       ONEOK, Inc. ................................................          215             5,738
                       Peoples Energy Corp. .......................................          217             6,876
                       PG&E Corp. .................................................        2,083            53,897
                       Sempra Energy...............................................        1,114            20,887
                       The Williams Cos., Inc. ....................................        2,307            96,317

                       Telephone -- 4.4%
                       ALLTEL Corp. ...............................................        1,645           101,373
                       AT&T Corp. .................................................       20,344           629,392
                       BellSouth Corp. ............................................       10,097           401,987
                       CenturyTel, Inc. ...........................................          766            22,453
                       SBC Communications, Inc. ...................................       18,213           775,191
                       Sprint Corp. ...............................................        4,713           167,901
                       Sprint Corp. (PCS Group)+...................................        4,951           273,543
                       WorldCom, Inc.+.............................................       15,391           601,211
                                                                                                      ------------
                                                                                                         4,623,274
                                                                                                      ------------
                       TOTAL INVESTMENT SECURITIES (cost $62,737,332)..............                     67,552,951
                                                                                                      ------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.1%                                   AMOUNT
                       -------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT -- 0.1%
                       United States Treasury Bills 5.63% due 9/21/00 (cost
                         $49,602)..................................................      $50,000            49,602
                                                                                                      ------------

                       TOTAL INVESTMENTS --
                         (cost $62,786,934)                             100.0%                                    67,602,553
                       Other assets less liabilities --                   0.0                                          9,503
                                                                        ------                                  ------------
                       NET ASSETS --                                    100.0%                                  $ 67,612,056
                                                                        ======                                  ============

              -----------------------------

              + Non-income producing securities
              # Security represents an investment in an affiliated company ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH-INCOME PORTFOLIO                INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 98.1%                                           SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 11.4%
                       Automotive -- 1.2%
                       General Motors Corp., Class H...............................      390,000   $    10,091,250
                       Harley-Davidson, Inc. ......................................      314,200        14,099,725

                       Housing -- 1.2%
                       Lowe's Cos., Inc. ..........................................      170,000         7,171,875
                       Masco Corp. ................................................      640,000        12,640,000
                       U.S. Industries, Inc. ......................................      450,000         5,906,250

                       Retail -- 9.0%
                       Circuit City Stores, Inc. ..................................      350,000         8,028,125
                       Gap, Inc. ..................................................      500,000        17,906,250
                       Home Depot, Inc. ...........................................      590,000        30,532,500
                       Kohl's Corp.+...............................................      290,000        16,457,500
                       Kroger Co. .................................................      570,000        11,791,875
                       Limited, Inc. ..............................................      810,000        16,554,375
                       Target Corp. ...............................................      180,000         5,220,000
                       Tiffany & Co. ..............................................      380,000        13,015,000
                       Too, Inc.+..................................................       31,429           705,188
                       Wal-Mart Stores, Inc. ......................................      815,000        44,774,063
                       Walgreen Co. ...............................................      570,000        17,776,875
                                                                                                   ---------------
                                                                                                       232,670,851
                                                                                                   ---------------
                       CONSUMER STAPLES -- 3.0%
                       Food, Beverage & Tobacco -- 0.7%
                       Safeway, Inc.+..............................................      330,000        14,870,625

                       Household Products -- 2.3%
                       Avon Products, Inc. ........................................      350,000        13,890,625
                       Colgate-Palmolive Co. ......................................      410,000        22,831,875
                       Estee Lauder Cos., Inc., Class A............................      210,000         9,240,000
                                                                                                   ---------------
                                                                                                        60,833,125
                                                                                                   ---------------
                       ENERGY -- 4.5%
                       Energy Services -- 2.8%
                       Dynegy, Inc., Class A.......................................      200,000        14,075,000
                       Noble Drilling Corp.+.......................................      780,000        33,978,750
                       Santa Fe International Corp. ...............................      230,000         8,078,750

                       Energy Sources -- 1.7%
                       BP Amoco PLC ADR............................................      385,400        20,161,237
                       Kerr-McGee Corp. ...........................................      280,000        15,365,000
                                                                                                   ---------------
                                                                                                        91,658,737
                                                                                                   ---------------
                       FINANCE -- 14.5%
                       Banks -- 2.7%
                       Bank of America Corp. ......................................      450,030        21,320,171
                       Bank One Corp. .............................................      450,000        14,315,625
                       Chase Manhattan Corp. ......................................      397,500        19,750,781

---------------------
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

                       COMMON STOCK (CONTINUED)                                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 8.2%
                       Associates First Capital Corp., Class A.....................      670,000   $    17,545,625
                       Citigroup, Inc. ............................................      813,900        57,430,819
                       Household International, Inc. ..............................      305,000        13,591,563
                       Legg Mason, Inc. ...........................................      154,000         8,008,000
                       MBNA Corp. .................................................      270,000         9,011,250
                       Merrill Lynch & Co., Inc. ..................................      160,000        20,680,000
                       Morgan Stanley, Dean Witter & Co. ..........................      372,530        33,993,362
                       The Hartford Financial Services Group, Inc. ................      110,000         7,067,500

                       Insurance -- 3.6%
                       Ace Ltd. ...................................................      650,000        23,400,000
                       AFLAC, Inc. ................................................      310,000        16,100,625
                       MGIC Investment Corp. ......................................      345,000        19,600,312
                       PMI Group, Inc. ............................................      202,500        12,681,563
                                                                                                   ---------------
                                                                                                       294,497,196
                                                                                                   ---------------
                       HEALTHCARE -- 9.4%
                       Drugs -- 5.2%
                       Pfizer, Inc. ...............................................    1,430,000        61,668,750
                       Pharmacia & Upjohn, Inc. ...................................      345,100        18,894,225
                       Schering-Plough Corp. ......................................      600,000        25,912,500

                       Health Services -- 1.8%
                       Health Management Associates, Inc., Class A+................      875,000        13,726,562
                       IMS Health, Inc. ...........................................      570,000        10,295,625
                       Tenet Healthcare Corp.+.....................................      415,000        12,631,563

                       Medical Products -- 2.4%
                       Guidant Corp.+..............................................      270,000        15,221,250
                       Human Genome Sciences, Inc.+................................       90,000        10,873,125
                       Millenium Pharmaceuticals, Inc.+............................      100,000         9,625,000
                       PE Corp-PE Biosystems Group.................................      150,000        13,078,125
                                                                                                   ---------------
                                                                                                       191,926,725
                                                                                                   ---------------
                       INDUSTRIAL & COMMERCIAL -- 8.0%
                       Aerospace & Military Technology -- 0.9%
                       United Technologies Corp. ..................................      315,000        18,388,125

                       Business Services -- 0.9%
                       First Data Corp. ...........................................      278,000        12,805,375
                       Quintiles Transnational Corp.+..............................      380,000         5,961,250

                       Electrical Equipment -- 4.1%
                       Best Buy Co., Inc.+.........................................      195,000        14,186,250
                       General Electric Co. .......................................    1,350,000        69,440,625

                       Multi-Industry -- 1.2%
                       Tyco International Ltd. ....................................      441,600        23,625,600

                       Transportation -- 0.9%
                       America West Holding Corp., Class B+........................      325,000         5,220,313
                       Burlington Northern Santa Fe Corp. .........................      520,000        12,707,500
                       Union Pacific Corp. ........................................            1                43
                                                                                                   ---------------
                                                                                                       162,335,081
                                                                                                   ---------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 8.9%
                       Broadcasting & Media -- 4.2%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............      933,848   $    20,778,118
                       Fox Entertainment Group, Inc., Class A+.....................      420,000        12,862,500
                       Gannett Co., Inc. ..........................................      215,000        11,583,125
                       Time Warner, Inc. ..........................................      340,000        26,073,750
                       Viacom, Inc., Class B+......................................      211,575        14,030,067

                       Entertainment Products -- 0.5%
                       Mattel, Inc. ...............................................      850,000         9,403,125

                       Leisure & Tourism -- 4.2%
                       Continental Airlines, Inc., Class B+........................      225,000        11,756,250
                       MGM Grand, Inc. ............................................      259,000         9,307,813
                       Northwest Airlines Corp.+...................................      270,000         9,011,250
                       Park Place Entertainment Corp.+.............................      950,000        11,934,375
                       Southwest Airlines Co. .....................................      500,000        11,812,500
                       Viad Corp. .................................................      270,000         7,036,875
                       Walt Disney Co.+............................................      650,000        25,146,875
                                                                                                   ---------------
                                                                                                       180,736,623
                                                                                                   ---------------
                       INFORMATION TECHNOLOGY -- 31.5%
                       Cellular -- 0.6%
                       AT&T Wireless Group+........................................      430,000        11,825,000

                       Computers & Business Equipment -- 7.0%
                       Cisco Systems, Inc.+........................................    1,200,000        78,525,000
                       Dell Computer Corp.+........................................      670,000        29,438,125
                       Gateway, Inc.+..............................................      250,000        13,796,875
                       Lexmark International, Inc., Class A+.......................      150,000         6,759,375
                       VERITAS Software Corp.+.....................................      146,000        14,882,875

                       Computer Services -- 2.5%
                       Oracle Corp.+...............................................      675,000        50,751,563

                       Computer Software -- 4.2%
                       Intuit, Inc.+...............................................      300,000        10,200,000
                       Mercury Interactive Corp.+..................................      117,800        11,693,491
                       Microsoft Corp.+............................................      925,000        64,576,562

                       Electronics -- 13.0%
                       Altera Corp.+...............................................      281,400        27,629,962
                       Applied Materials, Inc.+....................................      340,000        25,797,500
                       Applied Micro Circuits Corp.+...............................       65,000         9,701,250
                       Fairchild Semiconductor International Corp., Class A+.......      430,000        15,211,250
                       Flextronics International Ltd.+.............................      170,000        12,035,469
                       Intel Corp. ................................................    1,360,000        90,780,000
                       Micron Technology, Inc.+....................................      300,000        24,450,000
                       PMC-Sierra, Inc.+...........................................       89,000        17,254,875
                       Sanmina Corp.+..............................................      220,000        20,432,500
                       Solectron Corp.+............................................      530,000        21,365,625

                       Internet Software -- 1.3%
                       America Online, Inc.+.......................................      132,000         7,037,250
                       PSINet, Inc.+...............................................      346,000         6,033,375
                       Sapient Corp.+..............................................      115,000        13,081,250

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 1.6%
                       Comcast Corp., Class A+.....................................      200,000   $     6,803,125
                       Global TeleSystems Group, Inc.+.............................      490,000         4,165,000
                       Qwest Communications International, Inc.+...................      440,976        20,698,311

                       Internet Content -- 1.3%
                       eBay, Inc.+.................................................      140,000         7,000,000
                       Yahoo!, Inc.+...............................................      150,000        19,303,125
                                                                                                   ---------------
                                                                                                       641,228,733
                                                                                                   ---------------
                       MATERIALS -- 1.9%
                       Chemicals -- 1.1%
                       Dow Chemical Co. ...........................................      420,000        12,075,000
                       Lyondell Chemical Co. ......................................      800,000        11,200,000

                       Metals & Minerals -- 0.8%
                       Alcoa, Inc. ................................................      550,000        16,637,500
                                                                                                   ---------------
                                                                                                        39,912,500
                                                                                                   ---------------
                       UTILITIES -- 5.0%
                       Electric Utilities -- 2.4%
                       AES Corp. ..................................................      520,000        27,787,500
                       FPL Group, Inc. ............................................      225,000        10,856,250
                       Pinnacle West Capital Corp. ................................      245,000         9,692,812

                       Gas & Pipeline Utilities -- 0.6%
                       Enron Corp. ................................................      165,000        12,148,125

                       Telephone -- 2.0%
                       AT&T Corp. .................................................      909,095        28,125,127
                       Sprint Corp. ...............................................      355,800        12,675,375
                                                                                                   ---------------
                                                                                                       101,285,189
                                                                                                   ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,405,898,258)...........                  1,997,084,760
                                                                                                   ---------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 1.4%                                   AMOUNT
                       -------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 1.1%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         6.00% due 8/01/00@........................................  $23,267,000        23,267,000
                                                                                                   ---------------
                       U.S. GOVERNMENT -- 0.3%
                       United States Treasury Bills 5.65% due 9/14/00@.............    5,000,000         4,965,472
                                                                                                   ---------------
                       TOTAL SHORT-TERM SECURITIES (cost $28,232,472)..............                     28,232,472
                                                                                                   ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,434,130,730)                                 99.5%                 2,025,317,232
                       Other assets less liabilities --                         0.5                     10,402,521
                                                                             ------                ---------------
                       NET ASSETS --                                          100.0%               $ 2,035,719,753
                                                                             ======                ===============


              -----------------------------

               +  Non-income producing securities

              ADR -- American Depository Receipt

                                                           ---------------------

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                       OPEN FUTURES CONTRACTS
                       ---------------------------------------------------------------------------------------
                                                     EXPIRATION      VALUE AT      VALUE AS OF     UNREALIZED
                       CONTRACTS    DESCRIPTION         DATE        TRADE DATE    JULY 31, 2000   DEPRECIATION
                       ---------------------------------------------------------------------------------------
                       55 Long     S&P 500 Index   September 2000   $20,595,850    $19,784,875     $(810,975)
                                                                                                   =========

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FEDERATED VALUE PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 90.3%                                           SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.9%
                       Apparel & Textiles -- 0.8%
                       Liz Claiborne, Inc. ........................................      41,300   $  1,610,700

                       Automotive -- 2.6%
                       Cooper Tire & Rubber Co. ...................................      55,500        620,906
                       Delphi Automotive Systems Corp. ............................      23,755        351,871
                       Ford Motor Co. .............................................      46,900      2,183,781
                       General Motors Corp. .......................................      21,736      1,237,593
                       General Motors Corp., Class H...............................      22,887        592,201
                       TRW, Inc. ..................................................       9,000        404,438
                       Visteon Corp. ..............................................       6,140         85,960

                       Housing -- 1.3%
                       Lowe's Cos., Inc. ..........................................      25,000      1,054,688
                       Sherwin Williams Co. .......................................      81,800      1,702,462

                       Retail -- 3.2%
                       Federated Department Stores, Inc.+..........................      46,600      1,121,313
                       Kmart Corp.+................................................     119,100        833,700
                       Toys 'R' Us, Inc.+..........................................     142,300      2,347,950
                       Wal-Mart Stores, Inc. ......................................      42,200      2,318,362
                                                                                                  -------------
                                                                                                    16,465,925
                                                                                                  -------------
                       CONSUMER STAPLES -- 4.7%
                       Food, Beverage & Tobacco -- 3.8%
                       Anheuser-Busch Cos., Inc. ..................................      31,000      2,495,500
                       Corn Products International, Inc. ..........................      71,500      1,787,500
                       Philip Morris Cos., Inc. ...................................      71,600      1,807,900
                       UST, Inc. ..................................................     119,600      1,734,200

                       Household Products -- 0.9%
                       Kimberly-Clark Corp. .......................................      32,500      1,866,719
                                                                                                  -------------
                                                                                                     9,691,819
                                                                                                  -------------
                       ENERGY -- 8.0%
                       Energy Services -- 4.0%
                       Coastal Corp. ..............................................      41,800      2,413,950
                       Diamond Offshore Drilling, Inc. ............................      63,100      2,370,194
                       Schlumberger Ltd. ..........................................      44,300      3,275,431
                       Transocean Sedco Forex, Inc. ...............................       6,408        317,196

                       Energy Sources -- 4.0%
                       Exxon Mobil Corp............................................      43,826      3,506,080
                       Royal Dutch Petroleum Co. ADR...............................      46,000      2,679,500
                       Sunoco, Inc. ...............................................      28,900        704,438
                       USX-Marathon Group, Inc. ...................................      55,700      1,354,206
                                                                                                  -------------
                                                                                                    16,620,995
                                                                                                  -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE -- 14.3%
                       Banks -- 3.2%
                       Bank of America Corp. ......................................      54,100   $  2,562,987
                       Chase Manhattan Corp. ......................................      30,000      1,490,625
                       PNC Financial Services Group................................      50,400      2,564,100

                       Financial Services -- 4.9%
                       Bear Stearns Cos., Inc. ....................................      68,219      3,675,299
                       C.I.T. Group, Inc., Class A.................................      33,300        616,050
                       Countrywide Credit Industries, Inc. ........................      34,800      1,224,525
                       MBIA, Inc. .................................................      45,900      2,556,056
                       Washington Mutual, Inc. ....................................      64,200      2,062,425

                       Insurance -- 6.2%
                       Allstate Corp. .............................................      81,400      2,243,587
                       CIGNA Corp. ................................................      24,800      2,476,900
                       Conseco, Inc. ..............................................     190,932      1,503,590
                       Lincoln National Corp. .....................................      57,800      2,521,525
                       Marsh & McLennan Cos., Inc. ................................      22,300      2,720,600
                       Oxford Health Plans, Inc.+..................................      65,900      1,577,481
                                                                                                  -------------
                                                                                                    29,795,750
                                                                                                  -------------
                       HEALTHCARE -- 8.4%
                       Drugs -- 4.1%
                       Bristol-Myers Squibb Co. ...................................      51,800      2,570,575
                       Merck & Co., Inc. ..........................................      35,300      2,530,569
                       Pharmacia & Upjohn, Inc. ...................................      60,696      3,323,106

                       Health Services -- 1.7%
                       HEALTHSOUTH Corp.+..........................................     244,100      1,449,344
                       UnitedHealth Group, Inc. ...................................      24,700      2,020,769

                       Medical Products -- 2.6%
                       Abbott Laboratories, Inc. ..................................      58,700      2,443,387
                       Baxter International, Inc. .................................      39,000      3,032,250
                                                                                                  -------------
                                                                                                    17,370,000
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 16.0%
                       Aerospace & Military Technology -- 2.3%
                       Boeing Co. .................................................      67,100      3,287,900
                       Honeywell International, Inc. ..............................      43,300      1,455,963

                       Business Services -- 5.5%
                       Cendant Corp.+..............................................      90,800      1,163,375
                       Computer Sciences Corp.+....................................      23,800      1,487,500
                       Electronic Data Systems Corp. ..............................      50,000      2,150,000
                       First Data Corp. ...........................................      75,400      3,473,112
                       H&R Block, Inc. ............................................      67,000      2,144,000
                       Waste Management, Inc. .....................................      56,500      1,055,844

                       Machinery -- 0.9%
                       Ingersoll-Rand Co. .........................................      47,700      1,872,225

                       Multi-Industry -- 7.3%
                       Koninklijke Philips Electronics NV ADR......................      83,808      3,766,122
                       Loews Corp. ................................................      36,200      2,271,550
                       Minnesota Mining & Manufacturing Co. .......................      19,100      1,720,194
                       Sara Lee Corp. .............................................     110,000      2,028,125
                       Textron, Inc. ..............................................      30,600      1,746,112
                       Tyco International Ltd. ....................................      68,354      3,656,939
                                                                                                  -------------
                                                                                                    33,278,961
                                                                                                  -------------

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 5.6%
                       Broadcasting & Media -- 4.5%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............      40,000   $    890,000
                       Knight-Ridder, Inc. ........................................      37,600      1,959,900
                       Viacom, Inc., Class A+......................................      33,700      2,247,369
                       Viacom, Inc., Class B+......................................      65,033      4,312,501

                       Cable -- 0.5%
                       Charter Communications, Inc., Class A+......................      81,200      1,070,825

                       Entertainment Products -- 0.6%
                       Brunswick Corp. ............................................      60,900      1,145,681
                                                                                                  -------------
                                                                                                    11,626,276
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 14.8%
                       Communication Equipment -- 0.9%
                       Motorola, Inc. .............................................      55,500      1,834,969

                       Computers & Business Equipment -- 8.2%
                       Compaq Computer Corp. ......................................      79,000      2,216,937
                       International Business Machines Corp. ......................      28,400      3,193,225
                       Lexmark International, Inc., Class A+.......................      35,600      1,604,225
                       Seagate Technology, Inc.+...................................      41,800      2,118,738
                       Sun Microsystems, Inc.+.....................................      67,100      7,074,856
                       Unisys Corp.+...............................................      76,400        749,675

                       Computer Software -- 0.9%
                       Computer Associates International, Inc. ....................      42,400      1,052,050
                       Novell, Inc.+...............................................      86,300        817,153

                       Electronics -- 0.7%
                       Micron Technology, Inc.+....................................      18,800      1,532,200

                       Telecommunications -- 4.1%
                       BCE, Inc. ..................................................       9,800        223,563
                       Lucent Technologies, Inc. ..................................      22,800        997,500
                       Nortel Networks Corp. ......................................      15,389      1,144,557
                       Qwest Communications International, Inc.+...................      59,993      2,815,921
                       Verizon Communications......................................      72,956      3,428,932
                                                                                                  -------------
                                                                                                    30,804,501
                                                                                                  -------------
                       MATERIALS -- 2.6%
                       Chemicals -- 1.9%
                       Ashland, Inc. ..............................................      68,900      2,269,394
                       PPG Industries, Inc. .......................................      38,800      1,578,675

                       Metals & Minerals -- 0.7%
                       Nucor Corp. ................................................      39,100      1,476,025
                                                                                                  -------------
                                                                                                     5,324,094
                                                                                                  -------------
                       UTILITIES -- 8.0%
                       Electric Utilities -- 3.7%
                       Edison International........................................      85,000      1,673,437
                       Entergy Corp. ..............................................     101,000      2,739,625
                       FPL Group, Inc. ............................................      55,300      2,668,225
                       Montana Power Co. ..........................................      18,800        544,025

                       Gas & Pipeline Utilities -- 0.7%
                       The Williams Cos., Inc. ....................................      35,200      1,469,600

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone -- 3.6%
                       AT&T Corp. .................................................      61,650   $  1,907,297
                       SBC Communications, Inc. ...................................      59,400      2,528,212
                       Telephone and Data Systems, Inc. ...........................      10,200      1,136,025
                       WorldCom, Inc.+.............................................      51,000      1,992,188
                                                                                                  -------------
                                                                                                    16,658,634
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $190,279,932)......................                187,636,955
                                                                                                  -------------

                       PREFERRED STOCK -- 4.1%
                       ----------------------------------------------------------------------------------------
                       FINANCE -- 1.0%
                       Insurance -- 1.0%
                       Metlife Capital Trust I 8.00%...............................      32,000      2,188,000
                                                                                                  -------------

                       INDUSTRIAL & COMMERCIAL -- 1.1%
                       Business Services -- 0.2%
                       Cendant Corp. 7.50%.........................................      18,500        374,625

                       Transportation -- 0.9%
                       Union Pacific Capital Trust 6.25%*..........................      48,000      1,998,000
                                                                                                  -------------
                                                                                                     2,372,625
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 2.0%
                       Broadcasting & Media -- 2.0%
                       News Corp., Ltd. ADR........................................      96,400      4,066,875
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $6,252,888).....................                  8,627,500
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $196,532,820).............                196,264,455
                                                                                                  -------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 4.4%                                   AMOUNT
                       ----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 4.4%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         5.50% due 8/01/00 (cost $9,156,000).......................  $9,156,000      9,156,000
                                                                                                  ------------
                       TOTAL INVESTMENTS --
                         (cost $205,688,820)                                98.8%                  205,420,455
                       Other assets less liabilities --                      1.2                     2,430,785
                                                                          ------                 -------------
                       NET ASSETS --                                       100.0%                 $207,851,240
                                                                          ======                 =============


              -----------------------------

               + Non-income producing securities
               * Resale restricted to qualified institutional buyers
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    DAVIS VENTURE VALUE
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 93.2%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 4.8%
                       Housing -- 2.3%
                       Masco Corp. ................................................    2,962,600  $   58,511,350
                       Maytag Corp. ...............................................        4,200         142,275

                       Retail -- 2.5%
                       Costco Wholesale Corp.+.....................................    1,990,400      64,812,400
                                                                                                  ---------------
                                                                                                     123,466,025
                                                                                                  ---------------
                       CONSUMER STAPLES -- 1.5%
                       Food, Beverage & Tobacco -- 1.2%
                       Coca-Cola Co. ..............................................       12,400         760,275
                       Gallaher Group PLC ADR......................................        4,200          87,938
                       Philip Morris Cos., Inc. ...................................    1,175,900      29,691,475

                       Household Products -- 0.3%
                       Fortune Brands, Inc. .......................................        4,200          94,500
                       Gillette Co. ...............................................      234,300       6,838,631
                                                                                                  ---------------
                                                                                                      37,472,819
                                                                                                  ---------------
                       ENERGY -- 1.2%
                       Energy Services -- 0.5%
                       Schlumberger Ltd. ..........................................      181,600      13,427,050

                       Energy Sources -- 0.7%
                       Amerada Hess Corp. .........................................        1,800         108,900
                       BP Amoco PLC ADR............................................        7,872         411,804
                       Burlington Resources, Inc. .................................          700          22,838
                       Chevron Corp. ..............................................        8,100         639,900
                       Devon Energy Corp. .........................................      331,826      15,181,039
                       Exxon Mobil Corp. ..........................................       27,704       2,216,320
                                                                                                  ---------------
                                                                                                      32,007,851
                                                                                                  ---------------
                       FINANCE -- 33.3%
                       Banks -- 6.8%
                       Bank of America Corp. ......................................        3,064         145,157
                       Bank One Corp. .............................................      135,600       4,313,775
                       First Union Corp. ..........................................        4,500         116,156
                       Golden West Financial Corp. ................................    1,318,700      60,660,200
                       State Street Corp. .........................................      110,500      11,091,437
                       U.S. Bancorp................................................      427,000       8,193,063
                       Wells Fargo & Co. ..........................................    2,175,900      89,891,869

                       Financial Services -- 21.5%
                       American Express Co. .......................................    2,708,900     153,560,769
                       Citigroup, Inc. ............................................    1,758,496     124,083,874
                       Donaldson, Lufkin & Jenrette, Inc. .........................      445,000      22,945,312
                       Dun & Bradstreet Corp. .....................................          400          11,825
                       Federal Home Loan Mortgage Corp. ...........................      467,300      18,429,144
                       Household International, Inc. ..............................    2,289,600     102,030,300
                       Morgan (J.P.) & Co., Inc. ..................................        3,400         453,900

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Morgan Stanley, Dean Witter & Co. ..........................      836,450  $   76,326,062
                       Providian Financial Corp. ..................................      448,700      45,739,356
                       Stilwell Financial, Inc.+...................................      128,600       5,666,438
                       Insurance -- 5.0%
                       American International Group, Inc.#.........................      137,438      12,051,551
                       Chubb Corp. ................................................      287,600      21,282,400
                       Progressive Corp. ..........................................      473,100      31,815,975
                       Sun Life Financial Services of Canada+......................      211,000       3,521,063
                       Transatlantic Holdings, Inc.# ..............................      567,400      48,193,537
                       UnumProvident Corp. ........................................      504,170      11,595,910
                                                                                                  ---------------
                                                                                                     852,119,073
                                                                                                  ---------------
                       HEALTHCARE -- 9.1%
                       Drugs -- 9.1%
                       American Home Products Corp. ...............................    1,721,500      91,347,094
                       Bristol-Myers Squibb Co. ...................................    1,074,000      53,297,250
                       Eli Lilly & Co. ............................................      210,500      21,865,687
                       Merck & Co., Inc. ..........................................      386,000      27,671,375
                       Pfizer, Inc. ...............................................       32,800       1,414,500
                       Pharmacia & Upjohn, Inc. ...................................      154,300       8,447,925
                       SmithKline Beecham PLC ADR..................................      449,200      28,748,800

                       Health Services -- 0.0%
                       IMS Health, Inc. ...........................................          800          14,450

                       Medical Products -- 0.0%
                       Johnson & Johnson Co. ......................................        5,900         549,069
                                                                                                  ---------------
                                                                                                     233,356,150
                                                                                                  ---------------
                       INDUSTRIAL & COMMERCIAL -- 9.7%
                       Business Services -- 0.8%
                       AC Nielsen Corp.+...........................................          133           3,259
                       Agilent Technologies, Inc.+.................................      425,599      17,343,159
                       Gartner Group, Inc., Class B+...............................          104           1,151
                       Waste Management, Inc. .....................................        1,215          22,705
                       WPP Group PLC ADR...........................................       24,400       1,683,600

                       Electrical Equipment -- 0.1%
                       General Electric Co. .......................................       36,600       1,882,612

                       Machinery -- 0.9%
                       Dover Corp. ................................................      517,900      23,726,294

                       Multi-Industry -- 7.9%
                       Berkshire Hathaway, Inc., Class A+..........................        1,550      85,405,000
                       Berkshire Hathaway, Inc., Class B+..........................           30          54,750
                       Koninklijke Philips Electronics NV ADR......................      282,608      12,699,697
                       Tyco International Ltd. ....................................    1,954,300     104,555,050
                                                                                                  ---------------
                                                                                                     247,377,277
                                                                                                  ---------------
                       INFORMATION & ENTERTAINMENT -- 4.6%
                       Broadcasting & Media -- 1.1%
                       Dow Jones & Co., Inc. ......................................      103,900       6,850,906
                       Gannett Co., Inc. ..........................................      227,200      12,240,400
                       R.H. Donnelley Corp.+.......................................           80           1,605
                       Tribune Co. ................................................      220,000       7,150,000
                       Washington Post Co., Class B................................          500         240,000

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism -- 3.5%
                       Marriott International, Inc., Class A.......................      551,100  $   22,044,000
                       McDonald's Corp. ...........................................    2,168,900      68,320,350
                                                                                                  ---------------
                                                                                                     116,847,261
                                                                                                  ---------------
                       INFORMATION TECHNOLOGY -- 22.6%
                       Cellular -- 0.3%
                       AT&T Wireless Group+........................................      284,500       7,823,750

                       Communication Equipment -- 5.3%
                       Molex, Inc. ................................................      401,326      18,881,134
                       Motorola, Inc. .............................................    1,604,400      53,045,475
                       Tellabs, Inc.+..............................................      999,900      64,993,500

                       Computers & Business Equipment -- 9.4%
                       Hewlett-Packard Co. ........................................    1,061,800     115,935,287
                       International Business Machines Corp. ......................      767,300      86,273,294
                       Lexmark International, Inc., Class A+.......................      826,500      37,244,156

                       Computer Software -- 1.1%
                       BMC Software, Inc.+.........................................      764,100      14,422,388
                       Novell, Inc.+...............................................      729,600       6,908,400
                       SAP AG ADR..................................................      122,400       6,823,800

                       Electronics -- 4.3%
                       Applied Materials, Inc.+....................................      130,100       9,871,338
                       Intel Corp. ................................................      536,000      35,778,000
                       Texas Instruments, Inc. ....................................    1,091,500      64,057,406

                       Telecommunications -- 2.2%
                       Globalstar Telecommunications Ltd.+.........................       77,496         600,594
                       Loral Space & Communications Corp.+.........................      792,400       4,110,575
                       Lucent Technologies, Inc. ..................................    1,183,200      51,765,000
                                                                                                  ---------------
                                                                                                     578,534,097
                                                                                                  ---------------
                       MATERIALS -- 3.9%
                       Chemicals -- 0.0%
                       Dow Chemical Co. ...........................................        1,800          51,750

                       Forest Products -- 1.9%
                       International Paper Co. ....................................        4,270         145,180
                       Sealed Air Corp.+...........................................      964,900      48,606,837

                       Metals & Minerals -- 2.0%
                       Martin Marietta Materials, Inc. ............................      560,500      23,646,094
                       Vulcan Materials Co. .......................................      612,500      26,222,656
                                                                                                  ---------------
                                                                                                      98,672,517
                                                                                                  ---------------
                       REAL ESTATE -- 0.6%
                       Real Estate Investment Trusts -- 0.6%
                       CenterPoint Properties Corp. ...............................       46,100       1,959,250
                       Equity Residential Properties Trust.........................       69,600       3,471,300
                       General Growth Properties, Inc. ............................      333,000      11,280,375
                                                                                                  ---------------
                                                                                                      16,710,925
                                                                                                  ---------------
                       UTILITIES -- 1.9%
                       Electric Utilities -- 0.0%
                       CP&L Energy, Inc. ..........................................          900          30,094
                       Duke Energy Corp. ..........................................        1,400          86,362
                       Edison International........................................          700          13,781

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       Southern Co. ...............................................        1,600  $       39,100
                       Wisconsin Energy Corp. .....................................          800          15,900

                       Gas & Pipeline Utilities -- 0.0%
                       El Paso Energy Corp. .......................................        2,200         106,425
                       Sempra Energy...............................................          500           9,375

                       Telephone -- 1.9%
                       AT&T Corp. .................................................    1,222,655      37,825,889
                       SBC Communications, Inc. ...................................        2,400         102,150
                       Sprint Corp. ...............................................      107,600       3,833,250
                       WorldCom, Inc.+.............................................      146,600       5,726,563
                                                                                                  ---------------
                                                                                                      47,788,889
                                                                                                  ---------------
                       TOTAL COMMON STOCK (cost $1,895,884,392)....................                2,384,352,884
                                                                                                  ---------------

                       PREFERRED STOCK -- 0.3%
                       ------------------------------------------------------------------------------------------
                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts -- 0.3%
                       General Growth Properties, Inc. convertible 7.25%...........      280,400       6,396,625
                       Vornado Realty Trust Series A convertible 6.50%.............        9,100         505,619
                                                                                                  ---------------
                       TOTAL PREFERRED STOCK (cost $7,503,751).....................                    6,902,244
                                                                                                  ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,903,388,143)...........                2,391,255,128
                                                                                                  ---------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 6.7%                                    AMOUNT
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 6.7%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 6.51%, dated 7/31/00, to be repurchased
                         8/01/00 in the amount of $171,452,999 and collateralized
                         by $30,230,000 of Federal Home Loan Mortgage Corp. Notes,
                         bearing interest at 5.75%, due 3/15/09, $99,280,000 of
                         Federal Home Loan Mortgage Corp. Discount Notes, bearing
                         interest at 6.45%, due 8/22/00 and $49,260,000 of Federal
                         National Mortgage Association Discount Notes, bearing
                         interest at 7.00%, due 7/15/05, which together have an
                         approximate value of $176,579,718 (cost $171,422,000).....  $171,422,000    171,422,000
                                                                                                  ---------------

                       TOTAL INVESTMENTS --
                         (cost $2,074,810,143)                       100.2%                                    2,562,677,128
                       Liabilities in excess of other assets --       (0.2)                                       (4,733,879)
                                                                     ------                                  ---------------
                       NET ASSETS --                                 100.0%                                  $ 2,557,943,249
                                                                     ======                                  ===============

              + Non-income producing securities
              # Security represents an investment in an affiliated company ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    "DOGS" OF WALL STREET
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 97.9%                                           SHARES       VALUE
                       -------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 30.6%
                       Apparel & Textiles -- 2.8%
                       V.F. Corp. .................................................   101,044   $ 2,222,968

                       Automotive -- 8.8%
                       Cooper Tire & Rubber Co. ...................................   202,094     2,260,927
                       General Motors Corp. .......................................    40,937     2,330,851
                       Genuine Parts Co. ..........................................   123,238     2,472,462

                       Housing -- 3.9%
                       Sherwin Williams Co. .......................................   148,580     3,092,321

                       Retail -- 15.1%
                       Albertson's, Inc. ..........................................    92,789     2,801,068
                       American Greetings Corp., Class A...........................   127,866     2,173,722
                       International Flavors & Fragrances, Inc. ...................    82,800     2,214,900
                       May Department Stores Co. ..................................    95,962     2,279,097
                       Newell Rubbermaid, Inc. ....................................    99,569     2,682,140
                                                                                                ------------
                                                                                                 24,530,456
                                                                                                ------------
                       CONSUMER STAPLES -- 13.2%
                       Food, Beverage & Tobacco -- 13.2%
                       ConAgra, Inc. ..............................................   139,050     2,841,834
                       Hershey Foods Corp. ........................................    60,294     2,788,598
                       Philip Morris Cos., Inc. ...................................   127,183     3,211,371
                       UST, Inc. ..................................................   120,438     1,746,351
                                                                                                ------------
                                                                                                 10,588,154
                                                                                                ------------
                       ENERGY -- 3.6%
                       Energy Sources -- 3.6%
                       Exxon Mobil Corp. ..........................................    35,564     2,845,120
                                                                                                ------------
                       FINANCE -- 3.9%
                       Financial Services -- 3.9%
                       Morgan (J.P.) & Co., Inc. ..................................    23,160     3,091,860
                                                                                                ------------
                       HEALTHCARE -- 5.0%
                       Drugs -- 5.0%
                       American Home Products Corp. ...............................    75,945     4,029,831
                                                                                                ------------
                       INDUSTRIAL & COMMERCIAL -- 18.1%
                       Aerospace & Military Technology -- 5.7%
                       Honeywell International, Inc. ..............................    54,133     1,820,222
                       Raytheon Co., Class B.......................................   113,555     2,753,709

                       Business Services -- 2.6%
                       National Service Industries, Inc. ..........................   103,233     2,109,824

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES       VALUE
                       -------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Machinery -- 2.8%
                       Caterpillar, Inc. ..........................................    66,516   $ 2,265,701

                       Multi-Industry -- 3.6%
                       Minnesota Mining & Manufacturing Co. .......................    32,026     2,884,342

                       Transportation -- 3.4%
                       Norfolk Southern Corp. .....................................   145,852     2,716,494
                                                                                                ------------
                                                                                                 14,550,292
                                                                                                ------------
                       INFORMATION & ENTERTAINMENT -- 3.2%
                       Entertainment Products -- 3.2%
                       Eastman Kodak Co. ..........................................    46,987     2,578,412
                                                                                                ------------
                       INFORMATION TECHNOLOGY -- 6.7%
                       Computers & Business Equipment -- 2.8%
                       Pitney Bowes, Inc.  ........................................    66,148     2,290,374

                       Electronics -- 3.9%
                       Emerson Electric Co. .......................................    50,897     3,107,898
                                                                                                ------------
                                                                                                  5,398,272
                                                                                                ------------
                       MATERIALS -- 10.5%
                       Chemicals -- 6.7%
                       Air Products and Chemicals, Inc. ...........................    96,741     3,228,731
                       du Pont (E.I.) de Nemours & Co. ............................    46,302     2,098,059

                       Forest Products -- 3.8%
                       Bemis Co., Inc. ............................................    88,813     3,052,947
                                                                                                ------------
                                                                                                  8,379,737
                                                                                                ------------
                       UTILITIES -- 3.1%
                       Telephone -- 3.1%
                       SBC Communications, Inc. ...................................    58,661     2,496,759
                                                                                                ------------
                       TOTAL INVESTMENT SECURITIES (cost $100,382,578).............              78,488,893
                                                                                                ------------
                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 0.2%                                   AMOUNT
                       -------------------------------------------------------------------------------------

                       REPURCHASE AGREEMENT -- 0.2%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)
                         (cost $183,000)...........................................  $183,000       183,000
                                                                                                ------------
                       TOTAL INVESTMENTS --
                         (cost $100,565,578)                                 98.1%               78,671,893
                       Other assets less liabilities --                       1.9                 1,514,512
                                                                            ------             -------------
                       NET ASSETS --                                        100.0%              $80,186,405
                                                                            ======             =============


              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 98.4%                                            SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.0%
                       Retail -- 6.0%
                       Home Depot, Inc. ...........................................    2,285,500   $  118,274,625
                       Kohl's Corp.+...............................................      720,100       40,865,675
                       Target Corp. ...............................................      332,200        9,633,800
                       Walgreen Co. ...............................................      735,100       22,925,931
                                                                                                   ---------------
                                                                                                      191,700,031
                                                                                                   ---------------
                       CONSUMER STAPLES -- 1.1%
                       Household Products -- 1.1%
                       Colgate-Palmolive Co. ......................................      627,200       34,927,200
                                                                                                   ---------------

                       FINANCE -- 14.4%
                       Banks -- 1.0%
                       Chase Manhattan Corp. ......................................      645,400       32,068,312

                       Financial Services -- 13.4%
                       Associates First Capital Corp., Class A.....................    2,594,100       67,932,994
                       Citigroup, Inc. ............................................    1,905,500      134,456,844
                       Federal Home Loan Mortgage Corp. ...........................      646,000       25,476,625
                       Federal National Mortgage Association.......................      213,500       10,648,312
                       Goldman Sachs Group, Inc. ..................................      144,500       14,296,469
                       MBNA Corp. .................................................    2,611,700       87,165,487
                       Merrill Lynch & Co., Inc. ..................................       27,482        3,552,049
                       Morgan Stanley, Dean Witter & Co. ..........................      907,080       82,771,050
                                                                                                   ---------------
                                                                                                      458,368,142
                                                                                                   ---------------
                       HEALTHCARE -- 9.7%
                       Drugs -- 8.7%
                       Pfizer, Inc. ...............................................    3,802,275      163,973,109
                       Pharmacia & Upjohn, Inc. ...................................      313,300       17,153,175
                       Schering-Plough Corp. ......................................    2,188,200       94,502,888

                       Medical Products -- 1.0%
                       Medtronic, Inc. ............................................      635,500       32,450,219
                                                                                                   ---------------
                                                                                                      308,079,391
                                                                                                   ---------------
                       INDUSTRIAL & COMMERCIAL -- 9.3%
                       Aerospace & Military Technology -- 1.2%
                       United Technologies Corp. ..................................      643,800       37,581,825

                       Electrical Equipment -- 1.0%
                       General Electric Co. .......................................      665,300       34,221,369

                       Multi-Industry -- 7.1%
                       JDS Uniphase Corp.+.........................................      110,020       12,996,112
                       Sycamore Networks, Inc.+....................................       48,300        5,955,994
                       Tyco International Ltd. ....................................    3,853,600      206,167,600
                                                                                                   ---------------
                                                                                                      296,922,900
                                                                                                   ---------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 10.3%
                       Broadcasting & Media -- 9.9%
                       AMFM, Inc.+.................................................      288,300   $   20,595,431
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............    5,052,600      112,420,350
                       Cox Communications, Inc., Class A+..........................       23,000          849,563
                       Time Warner, Inc. ..........................................    1,433,600      109,939,200
                       Viacom, Inc., Class B+......................................    1,056,126       70,034,355

                       Leisure & Tourism -- 0.4%
                       Walt Disney Co.+............................................      378,700       14,650,956
                                                                                                   ---------------
                                                                                                      328,489,855
                                                                                                   ---------------
                       INFORMATION TECHNOLOGY -- 46.6%
                       Cellular -- 1.8%
                       AT&T Wireless Group+........................................    2,082,100       57,257,750

                       Communication Equipment -- 5.5%
                       Foundry Networks, Inc.+.....................................       23,200        1,898,050
                       Nokia Corp. ADR.............................................    3,901,460      172,883,446

                       Computers & Business Equipment -- 11.2%
                       Cisco Systems, Inc.+........................................    2,484,500      162,579,469
                       Dell Computer Corp.+........................................    1,492,600       65,581,112
                       EMC Corp.+..................................................    1,115,200       94,931,400
                       Sun Microsystems, Inc.+.....................................      227,700       24,008,119
                       Veritas Software Corp.+.....................................       76,400        7,788,025

                       Computer Services -- 2.3%
                       Oracle Corp.+...............................................      983,200       73,924,350

                       Computer Software -- 3.0%
                       Microsoft Corp.+............................................    1,353,800       94,512,163

                       Electronics -- 13.1%
                       Altera Corp.+...............................................       28,600        2,808,163
                       Applied Materials, Inc.+....................................    1,752,700      132,986,112
                       Applied Micro Circuits Corp.+...............................       16,800        2,507,400
                       Intel Corp. ................................................    2,686,600      179,330,550
                       Micron Technology, Inc.+....................................      337,600       27,514,400
                       PMC-Sierra, Inc.+...........................................      179,800       34,858,725
                       Texas Instruments, Inc. ....................................      614,700       36,075,206

                       Internet Software -- 0.6%
                       VeriSign, Inc.+.............................................      126,130       20,015,254

                       Telecommunications -- 8.6%
                       Amdocs, Ltd.+...............................................       25,000        1,679,688
                       Comcast Corp., Class A+.....................................      236,400        8,041,294
                       Corning, Inc. ..............................................      244,700       57,244,506
                       Nortel Networks Corp. ......................................    1,460,000      108,587,500
                       Tycom Ltd.+.................................................      323,200       11,009,000
                       Vodafone AirTouch PLC ADR+..................................    1,993,800       85,982,625

                       Internet Content -- 0.5%
                       Yahoo!, Inc.+...............................................      132,600       17,063,963
                                                                                                   ---------------
                                                                                                    1,481,068,270
                                                                                                   ---------------

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       UTILITIES -- 1.0%
                       Telephone -- 1.0%
                       AT&T Corp. .................................................      884,462   $   27,363,043
                       Sprint Corp. ...............................................       99,000        3,526,875
                                                                                                   ---------------
                                                                                                       30,889,918
                                                                                                   ---------------
                       TOTAL INVESTMENT SECURITIES (cost $2,584,340,917)...........                 3,130,445,707
                                                                                                   ---------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 2.4%                                   AMOUNT
                       -------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 2.4%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         6.00% due 8/01/00 (cost $77,591,000)......................  $77,591,000       77,591,000
                                                                                                   ---------------
                       TOTAL INVESTMENTS --
                         (cost $2,661,931,917)                            100.8%                    3,208,036,707
                       Liabilities in excess of other assets --            (0.8)                      (26,698,282)
                                                                          ------                   ---------------
                       NET ASSETS --                                      100.0%                   $3,181,338,425
                                                                          ======                   ===============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GOLDMAN SACHS RESEARCH
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 99.6%                                           SHARES       VALUE
                       ------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 3.4%
                       Food, Beverage & Tobacco -- 3.4%
                       Philip Morris Cos., Inc. ...................................    10,100   $  255,025
                                                                                                -----------

                       ENERGY -- 7.2%
                       Energy Services -- 3.6%
                       Schlumberger Ltd. ..........................................     3,600      266,175

                       Energy Sources -- 3.6%
                       Anadarko Petroleum Corp. ...................................     5,700      272,531
                                                                                                -----------
                                                                                                   538,706
                                                                                                -----------
                       FINANCE -- 13.8%
                       Financial Services -- 13.8%
                       Charles Schwab Corp. .......................................     7,200      260,100
                       Citigroup, Inc. ............................................     3,600      254,025
                       Household International, Inc. ..............................     5,700      254,006
                       MBNA Corp. .................................................     8,100      270,338
                                                                                                -----------
                                                                                                 1,038,469
                                                                                                -----------
                       HEALTHCARE -- 6.9%
                       Drugs -- 3.4%
                       Merck & Co., Inc. ..........................................     3,600      258,075

                       Medical Products -- 3.5%
                       Guidant Corp.+..............................................     4,600      259,325
                                                                                                -----------
                                                                                                   517,400
                                                                                                -----------
                       INDUSTRIAL & COMMERCIAL -- 13.6%
                       Aerospace & Military Technology -- 3.5%
                       United Technologies Corp. ..................................     4,500      262,687

                       Business Services -- 3.4%
                       First Data Corp. ...........................................     5,500      253,344

                       Electrical Equipment -- 3.3%
                       General Electric Co. .......................................     4,900      252,044

                       Multi-Industry -- 3.4%
                       Tyco International Ltd. ....................................     4,800      256,800
                                                                                                -----------
                                                                                                 1,024,875
                                                                                                -----------
                       INFORMATION & ENTERTAINMENT -- 10.1%
                       Broadcasting & Media -- 10.1%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............    11,200      249,200
                       Cablevision Systems Corp., Class A+.........................     3,900      256,669
                       Viacom, Inc., Class B+......................................     3,900      258,619
                                                                                                -----------
                                                                                                   764,488
                                                                                                -----------

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES       VALUE
                       ------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 31.4%
                       Communication Equipment -- 3.5%
                       Comverse Technology, Inc.+..................................     3,000   $  263,250

                       Computers & Business Equipment -- 10.6%
                       Cisco Systems, Inc.+........................................     4,100      268,294
                       International Business Machines Corp. ......................     2,300      258,606
                       Linear Technology Corp. ....................................     4,900      270,725

                       Computer Software -- 3.7%
                       Rational Software Corp.+....................................     2,700      274,725

                       Electronics -- 3.7%
                       Teradyne, Inc.+.............................................     4,400      278,850

                       Telecommunications -- 9.9%
                       Amdocs, Ltd.+...............................................     3,500      235,156
                       Clear Channel Communications, Inc.+.........................     3,400      259,037
                       Nextel Communications, Inc., Class A+.......................     4,500      251,719
                                                                                                -----------
                                                                                                 2,360,362
                                                                                                -----------
                       UTILITIES -- 13.2%
                       Electric Utilities -- 3.3%
                       Calpine Corp.+..............................................     3,500      249,375

                       Gas & Pipeline Utilities -- 6.6%
                       Enron Corp. ................................................     3,500      257,687
                       The Williams Cos., Inc. ....................................     5,700      237,975

                       Telephone -- 3.3%
                       NEXTLINK Communications, Inc., Class A+.....................     7,500      247,969
                                                                                                -----------
                                                                                                   993,006
                                                                                                -----------
                       TOTAL INVESTMENT SECURITIES (cost $7,437,209)...............              7,492,331
                                                                                                -----------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 5.2%                                   AMOUNT
                       -------------------------------------------------------------------------------------

                       REPURCHASE AGREEMENT -- 5.2%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 6.52%, dated 7/31/00, to be repurchased
                         8/01/00 in the amount of $394,071 and collateralized by
                         $394,000 of U.S. Treasury Bonds, bearing interest at
                         12.75%, due 11/15/10 and having an approximate value of
                         $404,163 (cost $394,000)..................................  $394,000      394,000
                                                                                                -----------
                       TOTAL INVESTMENTS --
                         (cost $7,831,209)                              104.8%                   7,886,331
                       Liabilities in excess of other
                         assets --                                       (4.8)                    (360,171)
                                                                        ------                  -----------
                       NET ASSETS --                                    100.0%                  $7,526,160
                                                                        ======                  ===========

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS GROWTH AND INCOME
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 94.2%                                            SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.9%
                       Apparel & Textiles -- 0.2%
                       Fast Retailing Co., Ltd. ...................................       2,500   $    900,305

                       Automotive -- 0.5%
                       Delphi Automotive Systems Corp. ............................      44,800        663,600
                       TRW, Inc. ..................................................      24,400      1,096,475

                       Retail -- 3.2%
                       CVS Corp. ..................................................     112,000      4,417,000
                       Kroger Co. .................................................      79,000      1,634,313
                       Wal-Mart Stores, Inc. ......................................      97,500      5,356,406
                                                                                                  ------------
                                                                                                    14,068,099
                                                                                                  ------------
                       CONSUMER STAPLES -- 6.7%
                       Food, Beverage & Tobacco -- 5.7%
                       Anheuser-Busch Cos., Inc. ..................................      36,400      2,930,200
                       Coca-Cola Co. ..............................................      43,300      2,654,831
                       Nestle SA...................................................       1,087      2,265,479
                       PepsiCo, Inc. ..............................................      13,600        623,050
                       Philip Morris Cos., Inc. ...................................      23,300        588,325
                       Quaker Oats Co. ............................................      38,400      2,582,400
                       Safeway, Inc.+..............................................     192,500      8,674,532

                       Household Products -- 1.0%
                       Clorox Co. .................................................      12,300        508,144
                       Colgate-Palmolive Co. ......................................      45,600      2,539,350
                       Gillette Co. ...............................................      12,600        367,762
                       Procter & Gamble Co. .......................................       4,000        227,500
                                                                                                  ------------
                                                                                                    23,961,573
                                                                                                  ------------
                       ENERGY -- 10.1%
                       Energy Services -- 2.7%
                       Baker Hughes, Inc. .........................................      67,700      2,344,113
                       Coastal Corp. ..............................................      65,500      3,782,625
                       Global Marine, Inc.+........................................      18,800        532,275
                       Transocean Sedco Forex, Inc. ...............................      25,500      1,262,250
                       TXU Corp. ..................................................      50,200      1,568,750

                       Energy Sources -- 7.4%
                       BP Amoco PLC ADR............................................     168,900      8,835,581
                       Chevron Corp. ..............................................      14,900      1,177,100
                       Conoco, Inc., Class B+......................................     127,300      2,935,856
                       Exxon Mobil Corp. ..........................................     122,037      9,762,960
                       Royal Dutch Petroleum Co. NV................................      63,300      3,754,247
                       USX-Marathon Group, Inc. ...................................       1,200         29,175
                                                                                                  ------------
                                                                                                    35,984,932
                                                                                                  ------------

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       FINANCE -- 11.8%
                       Banks -- 3.4%
                       Bank of New York Co., Inc. .................................      14,100   $    660,056
                       Bank One Corp. .............................................      42,600      1,355,213
                       Chase Manhattan Corp. ......................................       9,900        491,906
                       Comerica, Inc. .............................................         600         30,600
                       PNC Financial Services Group................................       8,900        452,788
                       State Street Corp. .........................................      47,400      4,757,775
                       U.S. Bancorp................................................      85,000      1,630,938
                       Wells Fargo & Co. ..........................................      63,000      2,602,687

                       Financial Services -- 7.3%
                       American Express Co. .......................................      48,900      2,772,019
                       Axa Financial, Inc. ........................................      72,800      2,784,600
                       Capital One Financial Corp. ................................      20,200      1,184,225
                       Citigroup, Inc. ............................................      43,800      3,090,637
                       Federal Home Loan Mortgage Corp. ...........................     129,000      5,087,437
                       Federal National Mortgage Association.......................      35,100      1,750,613
                       HSBC Holdings PLC...........................................     118,800      1,608,535
                       ING Groep NV................................................      13,301        889,200
                       Merrill Lynch & Co., Inc. ..................................       2,300        297,275
                       Providian Financial Corp. ..................................       7,000        713,563
                       The Hartford Financial Services Group, Inc. ................      92,400      5,936,700

                       Insurance -- 1.1%
                       CIGNA Corp. ................................................      11,100      1,108,613
                       Lincoln National Corp. .....................................      10,800        471,150
                       Marsh & McLennan Cos., Inc. ................................       8,600      1,049,200
                       St. Paul Cos., Inc. ........................................      30,700      1,364,231
                                                                                                  ------------
                                                                                                    42,089,961
                                                                                                  ------------
                       HEALTHCARE -- 10.5%
                       Drugs -- 8.4%
                       American Home Products Corp. ...............................      36,800      1,952,700
                       AstraZeneca Group PLC.......................................      30,900      1,331,783
                       Bristol-Myers Squibb Co. ...................................     111,100      5,513,338
                       Pfizer, Inc. ...............................................     266,225     11,480,953
                       Pharmacia & Upjohn, Inc. ...................................     159,408      8,727,588
                       Schering-Plough Corp. ......................................      24,700      1,066,731

                       Health Services -- 0.2%
                       UnitedHealth Group, Inc. ...................................       8,700        711,769

                       Medical Products -- 1.9%
                       Abbott Laboratories, Inc. ..................................      22,500        936,562
                       Bausch & Lomb, Inc. ........................................      21,300      1,324,594
                       Johnson & Johnson Co. ......................................       5,300        493,231
                       Medtronic, Inc. ............................................      64,320      3,284,340
                       PE Corp-PE Biosystems Group.................................       8,900        775,969
                                                                                                  ------------
                                                                                                    37,599,558
                                                                                                  ------------
                       INDUSTRIAL & COMMERCIAL -- 12.4%
                       Aerospace & Military Technology -- 3.8%
                       Boeing Co. .................................................      94,300      4,620,700
                       General Dynamics Corp. .....................................      15,700        886,068
                       United Technologies Corp. ..................................     139,800      8,160,825

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services -- 1.9%
                       Agilent Technologies, Inc.+.................................       4,383   $    178,607
                       Cintas Corp. ...............................................      11,250        474,610
                       Computer Sciences Corp.+....................................      36,500      2,281,250
                       First Data Corp. ...........................................      69,700      3,210,556
                       W.W. Grainger, Inc. ........................................      19,500        619,125

                       Electrical Equipment -- 3.5%
                       General Electric Co. .......................................     244,400     12,571,325

                       Machinery -- 1.5%
                       Deere & Co. ................................................     104,700      4,037,494
                       Ingersoll-Rand Co. .........................................      37,400      1,467,950

                       Multi-Industry -- 1.5%
                       Tyco International Ltd. ....................................      96,700      5,173,450

                       Transportation -- 0.2%
                       Canadian National Railway Co. ..............................      27,327        869,340
                                                                                                  ------------
                                                                                                    44,551,300
                                                                                                  ------------
                       INFORMATION & ENTERTAINMENT -- 4.5%
                       Broadcasting & Media -- 4.3%
                       Gannett Co., Inc. ..........................................      46,100      2,483,638
                       Infinity Broadcasting Corp., Class A+.......................      32,300      1,138,575
                       New York Times Co. .........................................      69,800      2,874,887
                       Reuters Group PLC ADR.......................................      11,800      1,357,000
                       Time Warner, Inc. ..........................................      54,700      4,194,806
                       Tribune Co. ................................................      53,700      1,745,250
                       Viacom, Inc., Class B+......................................      21,200      1,405,825

                       Leisure & Tourism -- 0.2%
                       McDonald's Corp. ...........................................      27,700        872,550
                                                                                                  ------------
                                                                                                    16,072,531
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 28.2%
                       Communication Equipment -- 2.2%
                       Cabletron Systems, Inc.+....................................      50,900      1,329,762
                       Motorola, Inc. .............................................     129,786      4,291,050
                       Tellabs, Inc.+..............................................      32,700      2,125,500

                       Computers & Business Equipment -- 8.8%
                       Cisco Systems, Inc.+........................................     129,100      8,447,981
                       Compaq Computer Corp. ......................................      63,500      1,781,969
                       Dell Computer Corp.+........................................      60,900      2,675,794
                       EMC Corp.+..................................................      27,600      2,349,450
                       Hewlett-Packard Co. ........................................      66,500      7,260,969
                       International Business Machines Corp. ......................      26,300      2,957,106
                       Linear Technology Corp. ....................................         500         27,625
                       Sun Microsystems, Inc.+.....................................      51,300      5,408,944
                       Veritas Software Corp. +....................................       7,500        764,531

                       Computer Services -- 2.0%
                       Automatic Data Processing, Inc. ............................      88,300      4,376,369
                       DST Systems, Inc.+..........................................       4,700        438,862
                       Oracle Corp.+...............................................      32,100      2,413,519

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software -- 2.8%
                       BMC Software, Inc.+.........................................      16,400   $    309,550
                       Computer Associates International, Inc. ....................      31,900        791,519
                       Microsoft Corp.+............................................     111,200      7,763,150
                       Rational Software Corp.+....................................      10,400      1,058,200

                       Electronics -- 5.2%
                       Analog Devices, Inc.+.......................................       5,600        374,500
                       Emerson Electric Co. .......................................      21,800      1,331,162
                       Flextronics International Ltd.+.............................         500         35,398
                       Intel Corp. ................................................     196,800     13,136,400
                       LSI Logic Corp.+............................................       1,700         57,588
                       Micron Technology, Inc.+....................................       9,300        757,950
                       National Semiconductor Corp.+...............................      32,700      1,183,331
                       Solectron Corp.+............................................      18,000        725,625
                       Teradyne, Inc.+.............................................       7,800        494,325
                       Texas Instruments, Inc. ....................................       8,200        481,238

                       Internet Software -- 0.1%
                       America Online, Inc.+.......................................       7,200        383,850

                       Telecommunications -- 7.1%
                       BroadWing, Inc. ............................................      38,600      1,013,250
                       Comcast Corp., Class A+.....................................       7,400        251,715
                       Corning, Inc. ..............................................      28,100      6,573,644
                       Global Crossing Holdings Ltd.+..............................      51,200      1,244,800
                       Koninklijke KPN NV..........................................       4,332        156,604
                       Nortel Networks Corp. ......................................     123,100      9,155,562
                       Qwest Communications International, Inc.+...................      10,500        492,844
                       Verizon Communications......................................     102,900      4,836,300
                       Vodafone AirTouch PLC.......................................     394,273      1,743,033
                                                                                                  ------------
                                                                                                   101,000,969
                                                                                                  ------------
                       MATERIALS -- 0.8%
                       Chemicals -- 0.8%
                       Akzo Nobel NV...............................................      27,800      1,236,331
                       Dow Chemical Co. ...........................................       4,800        138,000
                       du Pont (E.I.) de Nemours & Co. ............................       8,600        389,687
                       Rohm and Haas Co. ..........................................      41,200      1,071,200
                                                                                                  ------------
                                                                                                     2,835,218
                                                                                                  ------------
                       UTILITIES -- 5.3%
                       Electric Utilities -- 1.0%
                       PECO Energy Co. ............................................      70,800      3,022,275
                       Unicom Corp. ...............................................      13,400        550,237

                       Gas & Pipeline Utilities -- 0.7%
                       Enron Corp. ................................................      13,900      1,023,388
                       The Williams Cos., Inc. ....................................      39,100      1,632,425

                       Telephone -- 3.6%
                       ALLTEL Corp. ...............................................      54,500      3,358,563
                       BellSouth Corp. ............................................      11,600        461,825
                       Nippon Telegraph & Telephone Corp. ADR......................      18,520      1,134,350
                       SBC Communications, Inc. ...................................      66,507      2,830,704
                       Sprint Corp. ...............................................      13,200        470,250

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone (continued)
                       Sprint Corp. (PCS Group)+...................................      37,100   $  2,049,775
                       WorldCom, Inc.+.............................................      64,656      2,525,625
                                                                                                  ------------
                                                                                                    19,059,417
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $311,041,251)......................                337,223,558
                                                                                                  ------------

                       PREFERRED STOCK -- 0.3%
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 0.3%
                       Telecommunications -- 0.3%
                       Global Crossing Ltd. 6.75% (cost $1,500,000)................       6,000      1,267,500
                                                                                                  ------------
                                                                                     PRINCIPAL
                       BONDS & NOTES -- 0.4%                                           AMOUNT
                       ---------------------------------------------------------------------------------------
                       ENERGY -- 0.1%
                       Energy Services -- 0.1%
                       Transocean Sedco Forex, Inc. zero coupon 2020...............  $  380,000        221,350
                                                                                                  ------------
                       INFORMATION & ENTERTAINMENT -- 0.2%
                       Cable -- 0.2%
                       NTL, Inc. 5.75% 2009*.......................................   1,042,000        724,190
                                                                                                  ------------
                       UTILITIES -- 0.1%
                       Telephone -- 0.1%
                       Bell Atlantic Financial Services, Inc. 4.25% 2005*..........     442,000        519,350
                                                                                                  ------------
                       TOTAL BONDS & NOTES (cost $1,746,260).......................                  1,464,890
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $314,287,511).............                339,955,948
                                                                                                  ------------

                       SHORT-TERM SECURITIES -- 4.6%
                       ---------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 4.6%
                       Federal Home Loan Bank Consolidated Discount Notes 6.43% due
                         8/01/00 (cost $16,300,000)................................  16,300,000     16,300,000
                                                                                                  ------------
                       TOTAL INVESTMENTS -- (cost $330,587,511)               99.5%                356,255,948
                       Other assets less liabilities --                        0.5                   1,861,736
                                                                             ------               ------------
                       NET ASSETS --                                         100.0%               $358,117,684
                                                                             ======               ============

              -----------------------------

              + Non-income producing securities
              * Resale restricted to qualified institutional buyers ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    PUTNAM GROWTH PORTFOLIO                INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 96.5%                                           SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.1%
                       Automotive -- 0.4%
                       General Motors Corp., Class H...............................      141,600   $  3,663,900

                       Retail -- 5.7%
                       CVS Corp. ..................................................       77,400      3,052,463
                       Home Depot, Inc. ...........................................      300,800     15,566,400
                       Kohl's Corp.+...............................................       64,600      3,666,050
                       RadioShack Corp. ...........................................      152,200      8,580,275
                       TJX Cos., Inc. .............................................      149,400      2,502,450
                       Wal-Mart Stores, Inc. ......................................      273,000     14,997,937
                                                                                                   -------------
                                                                                                     52,029,475
                                                                                                   -------------
                       CONSUMER STAPLES -- 3.7%
                       Food, Beverage & Tobacco -- 1.0%
                       Anheuser-Busch Cos., Inc. ..................................       52,600      4,234,300
                       SYSCO Corp. ................................................       96,700      3,807,562

                       Household Products -- 2.7%
                       Avon Products, Inc. ........................................       51,100      2,028,031
                       Colgate-Palmolive Co. ......................................      117,600      6,548,850
                       Estee Lauder Cos., Inc., Class A............................      147,100      6,472,400
                       Kimberly-Clark Corp. .......................................      139,700      8,024,019
                                                                                                   -------------
                                                                                                     31,115,162
                                                                                                   -------------
                       ENERGY -- 4.1%
                       Energy Sources -- 4.1%
                       Anadarko Petroleum Corp. ...................................       93,600      4,475,250
                       Apache Corp. ...............................................       82,200      4,089,450
                       Conoco, Inc., Class A.......................................      286,000      6,399,250
                       Exxon Mobil Corp. ..........................................      154,600     12,368,000
                       Royal Dutch Petroleum Co. ADR...............................      129,300      7,531,725
                                                                                                   -------------
                                                                                                     34,863,675
                                                                                                   -------------
                       FINANCE -- 12.0%

                       Banks -- 2.8%
                       Bank of America Corp. ......................................       57,000      2,700,375
                       Bank of New York Co., Inc. .................................       35,300      1,652,481
                       Fifth Third Bancorp.........................................      181,200      7,485,825
                       Firstar Corp. ..............................................      251,600      4,969,100
                       Northern Trust Corp. .......................................       34,800      2,605,650
                       State Street Corp. .........................................       22,500      2,258,438
                       Zions Bancorp. .............................................       38,300      1,675,625

                       Financial Services -- 7.6%
                       American Express Co. .......................................      198,800     11,269,475
                       Charles Schwab Corp. .......................................      251,100      9,070,988
                       Citigroup, Inc. ............................................      303,400     21,408,662
                       Merrill Lynch & Co., Inc. ..................................      113,800     14,708,650
                       Morgan Stanley, Dean Witter & Co. ..........................       86,100      7,856,625

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 1.6%
                       American International Group, Inc.#.........................      122,577   $ 10,748,470
                       CIGNA Corp. ................................................       31,200      3,116,100
                                                                                                   -------------
                                                                                                    101,526,464
                                                                                                   -------------
                       HEALTHCARE -- 11.3%

                       Drugs -- 8.6%
                       Allergan, Inc. .............................................       87,000      5,823,563
                       American Home Products Corp. ...............................      132,000      7,004,250
                       Eli Lilly & Co. ............................................       97,100     10,086,262
                       Genentech, Inc.+............................................       37,900      5,765,538
                       Pfizer, Inc. ...............................................      540,375     23,303,672
                       Pharmacia & Upjohn, Inc. ...................................      118,900      6,509,775
                       Schering-Plough Corp. ......................................      331,900     14,333,931

                       Medical Products -- 2.7%
                       Amgen, Inc.+................................................      157,500     10,227,656
                       Baxter International, Inc. .................................       89,700      6,974,175
                       PE Corp-PE Biosystems Group.................................       64,900      5,658,469
                                                                                                   -------------
                                                                                                     95,687,291
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 8.4%
                       Business Services -- 0.4%
                       United Parcel Service, Inc. ................................       56,500      3,319,375

                       Electrical Equipment -- 4.0%
                       General Electric Co. .......................................      653,800     33,629,838

                       Multi-Industry -- 4.0%
                       Tyco International Ltd. ....................................      638,300     34,149,050
                                                                                                   -------------
                                                                                                     71,098,263
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 8.4%
                       Broadcasting & Media -- 8.4%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............      699,400     15,561,650
                       EchoStar Communications Corp., Class A+.....................       62,400      2,460,900
                       Interpublic Group of Cos., Inc. ............................      193,100      7,736,069
                       Omnicom Group, Inc. ........................................       44,300      3,765,500
                       Time Warner, Inc. ..........................................      154,600     11,855,887
                       Viacom, Inc., Class B+......................................      415,280     27,538,255
                       Voicestream Wireless Corp.+.................................       19,150      2,455,988
                                                                                                   -------------
                                                                                                     71,374,249
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 38.5%
                       Communication Equipment -- 2.9%
                       Comverse Technology, Inc.+..................................       75,400      6,616,350
                       Juniper Networks, Inc.+.....................................       10,800      1,538,325
                       Nokia Corp. ADR.............................................      230,123     10,197,325
                       Tellabs, Inc.+..............................................       88,700      5,765,500

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 11.1%
                       Apple Computer, Inc.+.......................................      148,400   $  7,540,575
                       Avery Dennison Corp. .......................................       53,800      2,918,650
                       Cisco Systems, Inc.+........................................      489,000     31,998,937
                       EMC Corp.+..................................................      190,200     16,190,775
                       Hewlett-Packard Co. ........................................       34,500      3,766,969
                       Linear Technology Corp. ....................................      117,000      6,464,250
                       Sun Microsystems, Inc.+.....................................      145,400     15,330,613
                       VERITAS Software Corp.+.....................................       98,000      9,989,875

                       Computer Services -- 1.8%
                       Brocade Communications Systems, Inc.+.......................       30,600      5,465,925
                       Oracle Corp.+...............................................      131,200      9,864,600

                       Computer Software -- 4.1%
                       BEA Systems, Inc.+..........................................       63,200      2,721,550
                       i2 Technologies, Inc.+......................................       42,300      5,488,425
                       Microsoft Corp.+............................................      317,900     22,193,394
                       Siebel Systems, Inc.+.......................................       32,400      4,698,000

                       Electronics -- 10.9%
                       Applied Materials, Inc.+....................................      134,300     10,190,012
                       Broadcom Corp., Class A+....................................       18,400      4,126,200
                       Intel Corp. ................................................      452,800     30,224,400
                       JDS Uniphase Corp.+.........................................       97,700     11,540,812
                       LSI Logic Corp.+............................................       79,500      2,693,063
                       PMC-Sierra, Inc.+...........................................       22,500      4,362,187
                       SCI Systems, Inc.+..........................................      105,200      4,826,050
                       Teradyne, Inc.+.............................................       82,800      5,247,450
                       Texas Instruments, Inc. ....................................      175,300     10,287,919
                       Xilinx, Inc.+...............................................      112,400      8,437,025

                       Internet Software -- 0.8%
                       America Online, Inc.+.......................................      129,400      6,898,638

                       Telecommunications -- 6.9%
                       Clear Channel Communications, Inc.+.........................      153,700     11,710,019
                       Corning, Inc. ..............................................       35,800      8,374,963
                       Nextel Communications, Inc., Class A+.......................      176,200      9,856,187
                       Nortel Networks Corp. ......................................      277,900     20,668,812
                       Vodafone AirTouch PLC ADR+..................................      180,400      7,779,750
                                                                                                   -------------
                                                                                                    325,973,525
                                                                                                   -------------
                       MATERIALS -- 0.3%
                       Forest Products -- 0.3%
                       Sealed Air Corp.+...........................................       53,900      2,715,213
                                                                                                   -------------
                       UTILITIES -- 3.7%
                       Gas & Pipeline Utilities -- 1.9%
                       Enron Corp. ................................................      211,800     15,593,775

                       Telephone -- 1.8%
                       ALLTEL Corp. ...............................................       16,200        998,325
                       Sprint Corp. ...............................................      192,500      6,857,812
                       Sprint Corp. (PCS Group)+...................................      138,100      7,630,025
                                                                                                   -------------
                                                                                                     31,079,937
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $636,271,583).............                 817,463,254
                                                                                                   -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 3.6%                                    AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 3.6%
                       Agreement with SG Warburg Dillon Read LLC, bearing interest at 6.54%, dated 7/31/00, to be repurchased 8/01/00 in the
                         amount of $30,200,485 and collateralized by $30,608,000 of
                         United States Treasury Notes, bearing interest at 6.62%,
                         due 6/30/01 and having an approximate value of $30,827,839
                         (cost $30,195,000)........................................  $30,195,000   $ 30,195,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $666,466,583)                           100.1%                       847,658,254
                       Other assets less liabilities --                 (0.1)                        (1,099,024)
                                                                       ------                      -------------
                       NET ASSETS --                                   100.0%                      $846,559,230
                                                                       ======                      =============


              -----------------------------
              + Non-income producing securities

              # Security represents an investment in an affiliated company ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    BLUE CHIP GROWTH PORTFOLIO             INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 66.1%                                           SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 4.4%
                       Automotive -- 1.3%
                       General Motors Corp., Class H...............................     2,100    $   54,338

                       Retail -- 3.1%
                       Gap, Inc. ..................................................       800        28,650
                       Home Depot, Inc. ...........................................       500        25,875
                       Tiffany & Co. ..............................................       600        20,550
                       Wal-Mart Stores, Inc. ......................................     1,000        54,937
                                                                                                 -----------
                                                                                                    184,350
                                                                                                 -----------
                       ENERGY -- 3.6%
                       Energy Services -- 1.3%
                       Baker Hughes, Inc. .........................................       500        17,312
                       Halliburton Co. ............................................       300        13,838
                       Schlumberger Ltd. ..........................................       300        22,181

                       Energy Sources -- 2.3%
                       Burlington Resources, Inc. .................................       200         6,525
                       Chevron Corp. ..............................................       200        15,800
                       Exxon Mobil Corp. ..........................................       500        40,000
                       Nabors Industries, Inc.+....................................       300        12,488
                       Royal Dutch Petroleum Co. ADR...............................       400        23,300
                                                                                                 -----------
                                                                                                    151,444
                                                                                                 -----------
                       FINANCE -- 7.4%
                       Banks -- 2.0%
                       Bank of New York Co., Inc. .................................       400        18,725
                       Chase Manhattan Corp. ......................................       700        34,782
                       FleetBoston Financial Corp. ................................       500        17,906
                       Mellon Financial Corp. .....................................       300        11,306

                       Financial Services -- 5.4%
                       American Express Co. .......................................     1,000        56,688
                       Capital One Financial Corp. ................................       400        23,450
                       Citigroup, Inc. ............................................       900        63,506
                       Merrill Lynch & Co., Inc. ..................................       300        38,775
                       Morgan Stanley, Dean Witter & Co. ..........................       500        45,625
                                                                                                 -----------
                                                                                                    310,763
                                                                                                 -----------
                       HEALTHCARE -- 6.2%
                       Drugs -- 4.6%
                       ALZA Corp.+.................................................       300        19,425
                       Biogen, Inc.+...............................................       300        15,900
                       Genentech, Inc.+............................................       300        45,638
                       Merck & Co., Inc. ..........................................       300        21,506
                       Pfizer, Inc. ...............................................     1,000        43,125
                       Schering-Plough Corp. ......................................       700        30,231
                       Teva Pharmaceutical Industries Ltd. ADR.....................       300        18,225

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 1.6%
                       Amgen, Inc.+................................................       600    $   38,962
                       Johnson & Johnson Co. ......................................       300        27,919
                                                                                                 -----------
                                                                                                    260,931
                                                                                                 -----------
                       INDUSTRIAL & COMMERCIAL -- 7.8%

                       Electrical Equipment -- 2.8%
                       General Electric Co. .......................................     2,300       118,306

                       Machinery -- 0.7%
                       SPX Corp. ..................................................       200        28,638

                       Multi-Industry -- 4.3%
                       JDS Uniphase Corp.+.........................................       700        82,687
                       Sycamore Networks, Inc.+....................................       300        36,994
                       Tyco International Ltd. ....................................     1,100        58,850
                                                                                                 -----------
                                                                                                    325,475
                                                                                                 -----------
                       INFORMATION & ENTERTAINMENT -- 4.2%
                       Broadcasting & Media -- 2.0%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............     1,600        35,600
                       Pegasus Communications Corp.+...............................       300        12,675
                       Time Warner, Inc. ..........................................       500        38,344

                       Entertainment Products -- 2.2%
                       CIENA Corp.+................................................       500        71,062
                       Oakley, Inc.+...............................................     1,400        20,300
                                                                                                 -----------
                                                                                                    177,981
                                                                                                 -----------
                       INFORMATION TECHNOLOGY -- 30.0%
                       Communication Equipment -- 3.3%
                       Juniper Networks, Inc.+.....................................       400        56,975
                       Motorola, Inc. .............................................     1,000        33,062
                       Nokia Corp. ADR.............................................     1,100        48,744

                       Computers & Business Equipment -- 9.5%
                       Cisco Systems, Inc.+........................................     1,800       117,787
                       Dell Computer Corp.+........................................       800        35,150
                       EMC Corp.+..................................................     2,000       170,250
                       International Business Machines Corp. ......................       500        56,219
                       Sun Microsystems, Inc.+.....................................       200        21,088

                       Computer Services -- 0.9%
                       Oracle Corp.+...............................................       500        37,594

                       Computer Software -- 3.0%
                       BEA Systems, Inc.+..........................................       400        17,225
                       i2 Technologies, Inc.+......................................       300        38,925
                       Microsoft Corp.+............................................     1,000        69,812

                       Electronics -- 5.7%
                       Flextronics International Ltd.+.............................       900        63,717
                       Integrated Device Technology, Inc.+.........................       700        37,100
                       Intel Corp. ................................................     1,600       106,800
                       Texas Instruments, Inc. ....................................       500        29,344

                       Internet Software -- 0.8%
                       America Online, Inc.+.......................................       600        31,988

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 6.8%
                       Comcast Corp., Class A+.....................................       700    $   23,811
                       Corning, Inc. ..............................................       400        93,575
                       Lucent Technologies, Inc. ..................................       500        21,875
                       Nortel Networks Corp. ......................................       500        37,187
                       Tycom Ltd.+.................................................     3,200       109,000
                                                                                                 -----------
                                                                                                  1,257,228
                                                                                                 -----------
                       MATERIALS -- 0.5%

                       Chemicals -- 0.1%
                       du Pont (E.I.) de Nemours & Co. ............................       100         4,531

                       Metals & Minerals -- 0.4%
                       Alcoa, Inc. ................................................       500        15,125
                                                                                                 -----------
                                                                                                     19,656
                                                                                                 -----------
                       UTILITIES -- 2.0%
                       Electric Utilities -- 0.4%
                       PECO Energy Co. ............................................       400        17,075

                       Gas & Pipeline Utilities -- 0.9%
                       Enron Corp. ................................................       500        36,812

                       Telephone -- 0.7%
                       AT&T Corp. .................................................       300         9,281
                       WorldCom, Inc.+.............................................       500        19,532
                                                                                                 -----------
                                                                                                     82,700
                                                                                                 -----------
                       TOTAL INVESTMENT SECURITIES (cost $2,827,208)...............               2,770,528
                                                                                                 -----------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENTS -- 28.5%                                 AMOUNT
                       -------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 28.5%
                       Paine Webber, Inc. Joint Repurchase Agreement Account (Note
                         3)........................................................  $400,000       400,000
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)..........................................   795,000       795,000
                                                                                                 -----------
                       TOTAL REPURCHASE AGREEMENTS (cost $1,195,000)...............               1,195,000
                                                                                                 -----------
                       TOTAL INVESTMENTS --
                         (cost $4,022,208)                               94.6%                    3,965,528
                       Other assets less liabilities --                   5.4                       227,934
                                                                        ------                   -----------
                       NET ASSETS --                                    100.0%                   $4,193,462
                                                                        ======                   ===========

              -----------------------------
              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    REAL ESTATE PORTFOLIO                  INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 85.7%                                            SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 4.9%
                       Broadcasting & Media -- 0.4%
                       Crown Castle International Corp.+#..........................       4,850    $    259,475

                       Leisure & Tourism -- 4.5%
                       Marriott International, Inc., Class A.......................      57,300       2,292,000
                       Six Flags, Inc. ............................................      32,000         486,000
                       Vail Resorts, Inc.+.........................................      22,400         397,600
                                                                                                   ------------
                                                                                                      3,435,075
                                                                                                   ------------
                       REAL ESTATE -- 80.8%
                       Real Estate Companies -- 7.0%
                       Boardwalk Equities, Inc.+...................................     323,200       2,749,390
                       Catellus Development Corp.+.................................     123,600       2,132,100

                       Real Estate Investment Trusts -- 73.8%
                       Alexandria Real Estate Equities, Inc. ......................     100,700       3,606,319
                       AMB Property Corp. .........................................      39,100         933,512
                       Apartment Investment & Management Co., Class A..............      80,575       3,897,816
                       Archstone Communities Trust.................................     144,500       3,747,969
                       Avalonbay Communities, Inc. ................................      87,567       4,126,595
                       Boston Properties, Inc. ....................................      94,400       3,917,600
                       CarrAmerica Realty Corp. ...................................      28,900         863,388
                       CenterPoint Properties Corp. ...............................      91,300       3,880,250
                       Duke-Weeks Realty Corp. ....................................     109,700       2,687,650
                       Equity Office Properties Trust..............................      67,787       2,067,503
                       Equity Residential Properties Trust.........................      49,100       2,448,862
                       General Growth Properties, Inc. ............................      22,700         768,963
                       Home Properties of New York, Inc. ..........................     109,400       3,357,212
                       Kilroy Realty Corp. ........................................      33,700         893,050
                       Kimco Realty Corp. .........................................      29,200       1,204,500
                       Liberty Property Trust......................................      45,400       1,305,250
                       Parkway Properties, Inc. ...................................      25,000         800,000
                       Public Storage, Inc. .......................................     145,200       3,720,750
                       Spieker Properties, Inc. ...................................      54,400       2,811,800
                       Summit Properties, Inc. ....................................      46,400       1,107,800
                       Vornado Realty Trust........................................      92,400       3,615,150
                                                                                                   ------------
                                                                                                     56,643,429
                                                                                                   ------------
                       TOTAL COMMON STOCK (cost $52,753,180).......................                  60,078,504
                                                                                                   ------------

                       PREFERRED STOCK -- 9.5%
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 2.3%
                       Leisure & Tourism -- 2.3%
                       Six Flags, Inc. convertible 7.50%...........................      47,100       1,595,513
                                                                                                   ------------
                       REAL ESTATE -- 7.2%
                       Real Estate Investment Trusts -- 7.2%
                       Equity Residential Properties Trust convertible Series E
                         7.00%.....................................................       6,900         189,319
                       General Growth Properties, Inc. convertible 7.25%...........     107,300       2,447,781

---------------------


                       PREFERRED STOCK (CONTINUED)                                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts (continued)
                       SL Green Realty Corp. convertible 8.00%.....................      68,900    $  2,144,512
                       Vornado Realty Trust convertible Series A 6.50%.............       4,800         266,700
                                                                                                   ------------
                                                                                                      5,048,312
                                                                                                   ------------
                       TOTAL PREFERRED STOCK (cost $7,241,531).....................                   6,643,825
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $59,994,711)..............                  66,722,329
                                                                                                   ------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 5.1%                                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 5.1%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 6.51%, dated 7/31/00, to be repurchased
                         8/01/00 in the amount of $3,600,651 and collateralized by
                         $3,625,000 of Federal National Mortgage Association Notes,
                         bearing interest at 6.41%, due 2/06/02 and having an
                         approximate value of $3,711,094 (cost $3,600,000).........  $3,600,000       3,600,000
                                                                                                   ------------

                       TOTAL INVESTMENTS --
                         (cost $63,594,711)                              100.3%                      70,322,329
                       Liabilities in excess of other assets --           (0.3)                        (207,942)
                                                                         ------                    ------------
                       NET ASSETS --                                     100.0%                     $70,114,387
                                                                         ======                    ============

              -----------------------------
              + Non-income producing securities
              # Security represents an investment in an affiliated company

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SMALL COMPANY VALUE
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 91.4%                                          SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 11.2%
                       Apparel & Textiles -- 1.8%
                       Ashworth, Inc.+.............................................       500    $    2,703
                       Sport-Haley, Inc.+..........................................     2,400         8,850
                       Venator Group, Inc. ........................................     6,900        97,463

                       Automotive -- 1.6%
                       Dollar Thrifty Automotive Group+............................     2,200        41,387
                       Tower Automotive, Inc.+.....................................     4,400        53,625

                       Housing -- 2.2%
                       D.R. Horton, Inc. ..........................................     3,500        54,250
                       Stanley Furniture Co., Inc.+................................     3,400        76,925

                       Retail -- 5.6%
                       Applebee's International, Inc. .............................     1,000        22,188
                       David's Bridal, Inc.+.......................................     3,600        71,775
                       Regis Corp.+................................................     9,200       120,750
                       School Specialty, Inc.+.....................................     2,200        38,087
                       The Topps Co., Inc.+........................................     5,300        50,930
                       Whitehall Jewellers, Inc.+..................................     3,000        26,625
                                                                                                 -----------
                                                                                                    665,558
                                                                                                 -----------
                       CONSUMER STAPLES -- 4.9%
                       Food, Beverage & Tobacco -- 4.0%
                       Cadiz, Inc.+................................................     2,600        25,025
                       Michael Foods, Inc. ........................................     4,000        96,000
                       Performance Food Group Co.+.................................       900        29,644
                       Suiza Foods Corp.+..........................................     1,900        88,112

                       Household Products -- 0.9%
                       Steiner Leisure Ltd.+.......................................     2,800        54,250
                                                                                                 -----------
                                                                                                    293,031
                                                                                                 -----------
                       ENERGY -- 12.2%
                       Energy Services -- 2.6%
                       Atwood Oceanics, Inc.+......................................       600        25,200
                       Marine Drilling Co., Inc.+..................................     1,200        26,100
                       Newpark Resources, Inc.+....................................     4,300        35,744
                       Veritas DGC, Inc.+..........................................     3,100        66,650

                       Energy Sources -- 9.6%
                       Basin Exploration, Inc.+....................................     5,500        87,312
                       Callon Petroleum Co. .......................................       900        12,038
                       Catalytica, Inc.+...........................................     9,200       105,225
                       Chieftain International, Inc.+..............................     3,000        48,938
                       Core Laboratories NV+.......................................     2,700        53,831
                       Evergreen Resources, Inc.+..................................     1,900        52,012
                       Forest Oil Corp.+...........................................     6,500        83,687

---------------------


                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Houston Exploration Co.+....................................       900    $   19,800
                       Newfield Exploration Co.+...................................     2,400        81,750
                       Tesoro Petroleum Corp.+.....................................     2,400        22,950
                                                                                                 -----------
                                                                                                    721,237
                                                                                                 -----------
                       FINANCE -- 21.2%
                       Banks -- 9.2%
                       Astoria Financial Corp. ....................................     1,400        40,775
                       Community First Bankshares, Inc. ...........................     5,000        83,750
                       Cullen/Frost Bankers, Inc. .................................     1,600        45,500
                       Dime Bancorp, Inc. .........................................     2,700        43,538
                       First Republic Bank+........................................     2,300        50,025
                       National Commerce Bancorp. .................................     2,700        47,250
                       Roslyn Bancorp, Inc. .......................................     3,225        60,066
                       TCF Financial Corp. ........................................     4,600       135,412
                       Webster Financial Corp. ....................................     1,800        40,275

                       Financial Services -- 2.2%
                       Dain Rauscher Corp. ........................................       600        40,687
                       Metris Cos., Inc. ..........................................     1,250        36,641
                       NCO Group, Inc.+............................................     1,500        37,125
                       Sterling Bancshares, Inc. ..................................     1,200        16,200

                       Insurance -- 9.8%
                       Enhance Financial Services Group, Inc. .....................     4,500        71,156
                       Farm Family Holdings, Inc.+.................................     1,500        49,969
                       Horace Mann Educators Corp. ................................     2,700        37,631
                       Penn Treaty American Corp.+.................................     1,600        25,600
                       Philadelphia Consolidated Holding Corp.+....................     3,100        50,181
                       Protective Life Corp. ......................................     2,500        67,813
                       Radian Group, Inc. .........................................     4,500       273,937
                                                                                                 -----------
                                                                                                  1,253,531
                                                                                                 -----------
                       HEALTHCARE -- 7.1%
                       Drugs -- 0.2%
                       Osteotech, Inc.+............................................     1,000        10,000

                       Health Services -- 1.7%
                       America Service Group, Inc. ................................     2,000        34,750
                       Renal Care Group, Inc.+.....................................     2,000        46,375
                       Res-Care, Inc.+.............................................     3,000        21,000

                       Medical Products -- 5.2%
                       ATS Medical, Inc. ..........................................     1,400        18,638
                       Kensey Nash Corp. ..........................................     1,600        15,150
                       Lifecore Biomedical, Inc.+..................................     2,000        14,875
                       Mentor Corp. ...............................................     2,600        46,800
                       PolyMedica Corp.+...........................................     2,500        94,609
                       Respironics, Inc.+..........................................       900        15,356
                       Spacelabs Medical, Inc.+....................................     1,900        19,119
                       The Cooper Cos., Inc. ......................................     2,400        84,300
                                                                                                 -----------
                                                                                                    420,972
                                                                                                 -----------
                       INDUSTRIAL & COMMERCIAL -- 16.4%
                       Aerospace & Military Technology -- 4.5%
                       Alliant Techsystems, Inc.+..................................     3,400       240,550
                       REMEC, Inc.+................................................     1,050        26,873

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services -- 6.4%
                       Astec Industries, Inc.+.....................................     2,700    $   52,566
                       Interlogix, Inc.+...........................................       366         3,866
                       ITT Educational Services, Inc.+.............................     1,300        24,700
                       Morrison Knudsen Corp. .....................................     2,000        19,250
                       National Computer Systems, Inc. ............................     1,500       107,812
                       Pentair, Inc. ..............................................     3,000        91,875
                       Simpson Manufacturing Co., Inc.+............................       650        31,850
                       Spherion Corp. .............................................     1,700        32,513
                       United Shipping and Technology, Inc.+.......................     2,500        16,406

                       Electrical Equipment -- 1.0%
                       Benchmark Electronics, Inc.+................................       900        37,013
                       BOLDER Technologies Corp.+..................................     3,800        23,750

                       Machinery -- 4.2%
                       Dura Automotive Systems, Inc.+..............................     5,400        55,687
                       Edelbrock Corp.+............................................     1,100        10,725
                       FSI International, Inc.+....................................     2,300        37,806
                       MagneTek, Inc.+.............................................     4,190        33,258
                       Park-Ohio Holdings Corp.+...................................     2,600        24,050
                       Rayovac Corp.+..............................................       500        12,469
                       SPX Corp. ..................................................       500        71,594

                       Multi-Industry -- 0.3%
                       Tredegar Corp. .............................................       800        17,600
                                                                                                 -----------
                                                                                                    972,213
                                                                                                 -----------
                       INFORMATION & ENTERTAINMENT -- 2.1%
                       Broadcasting & Media -- 1.0%
                       LodgeNet Entertainment Corp.+...............................     2,400        62,400

                       Leisure & Tourism -- 1.1%
                       Buca, Inc.+.................................................     1,600        22,500
                       Buffets, Inc.+..............................................     3,300        41,456
                                                                                                 -----------
                                                                                                    126,356
                                                                                                 -----------
                       INFORMATION TECHNOLOGY -- 12.0%
                       Computers & Business Equipment -- 3.3%
                       GateField Corp.+............................................       470         2,218
                       Micron Electronics, Inc.+...................................     1,200        12,675
                       Pomeroy Computer Resources, Inc.+...........................     1,700        28,900
                       RadiSys Corp.+..............................................     2,100       129,150
                       S3, Inc.+...................................................     1,300        13,325
                       Zamba Corp.+................................................     1,600         9,000

                       Computer Services -- 1.3%
                       Bell & Howell Co.+..........................................     3,800        77,900

                       Computer Software -- 2.7%
                       Acxiom Corp.+...............................................     1,000        21,313
                       Braun Consulting, Inc.+.....................................       600        12,975
                       Catalyst International, Inc.+...............................       400         2,350
                       Evolving Systems, Inc.+.....................................     3,500        18,375
                       JDA Software Group, Inc.+...................................     1,100        17,875
                       PLATO Learning, Inc.+.......................................     1,600        20,600
                       Project Software & Development, Inc.+.......................     2,000        35,250
                       Rainbow Technologies, Inc. .................................       800        34,700

---------------------


                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 4.7%
                       Actel Corp.+................................................     2,200    $   81,812
                       Cohu, Inc. .................................................     1,200        21,225
                       Digital Microwave Corp.+....................................     1,000        27,187
                       Innovex, Inc.+..............................................     4,600        55,200
                       Methode Electronics, Inc., Class A..........................       200         9,088
                       Moog, Inc., Class A+........................................     1,800        52,200
                       Pioneer Standard Electrics, Inc. ...........................     2,200        29,700
                                                                                                 -----------
                                                                                                    713,018
                                                                                                 -----------
                       MATERIALS -- 0.7%
                       Metals & Minerals -- 0.7%
                       Global Industries, Inc.+....................................     2,300        28,750
                       L.B. Foster Co., Class A+...................................     3,300        11,963
                                                                                                 -----------
                                                                                                     40,713
                                                                                                 -----------
                       REAL ESTATE -- 2.4%
                       Real Estate Investment Trusts -- 2.4%
                       Chelsea GCA Realty, Inc. ...................................     1,500        54,375
                       Highwoods Properties, Inc. .................................     1,300        35,100
                       Lexington Corporate Properties Trust........................     2,100        25,069
                       Pacific Gulf Properties, Inc. ..............................     1,000        25,500
                                                                                                 -----------
                                                                                                    140,044
                                                                                                 -----------
                       UTILITIES -- 1.2%
                       Electric Utilities -- 0.9%
                       Applied Power, Inc., Class A................................     1,400        55,387

                       Gas & Pipeline Utilities -- 0.3%
                       NOVA Corp.+.................................................     1,400        16,188
                                                                                                 -----------
                                                                                                     71,575
                                                                                                 -----------
                       TOTAL INVESTMENT SECURITIES (cost $5,192,903)...............               5,418,248
                                                                                                 -----------
                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 10.0%                                   AMOUNT
                       -------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 10.0%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.25%, dated 7/31/00, to be repurchased
                         8/01/00 in the amount of $590,086 and collateralized by
                         $395,000 of U.S. Treasury Bonds, bearing interest at
                         11.25%, due 2/15/15 and having an approximate value of
                         $605,975 (cost $590,000)..................................  $590,000       590,000
                                                                                                 -----------

                       TOTAL INVESTMENTS --
                         (cost $5,782,903)                              101.4%                    6,008,248
                       Liabilities in excess of other assets --          (1.4)                      (80,919)
                                                                        ------                  -----------
                       NET ASSETS --                                    100.0%                   $5,927,329
                                                                        ======                  ===========

              -----------------------------
              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS MID-CAP GROWTH
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 93.5%                                             SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 4.9%
                       Automotive -- 0.0%
                       Federal-Mogul Corp. ........................................          200   $       1,825

                       Retail -- 4.9%
                       BJ's Wholesale Club, Inc.+..................................      153,050       4,581,935
                       Gymboree Corp.+.............................................       39,170         203,194
                       Kroger Co. .................................................      338,700       7,006,856
                                                                                                   -------------
                                                                                                      11,793,810
                                                                                                   -------------
                       CONSUMER STAPLES -- 1.5%
                       Food, Beverage & Tobacco -- 1.5%
                       Del Monte Foods Co.+........................................      185,150       1,342,337
                       Keebler Foods Co. ..........................................       54,510       2,405,254
                                                                                                   -------------
                                                                                                       3,747,591
                                                                                                   -------------
                       ENERGY -- 20.6%
                       Energy Services -- 9.7%
                       BJ Services Co.+............................................       31,100       1,815,462
                       Diamond Offshore Drilling, Inc. ............................       59,690       2,242,106
                       Global Marine, Inc.+........................................       84,800       2,400,900
                       Noble Drilling Corp.+.......................................      201,690       8,786,121
                       Transocean Sedco Forex, Inc. ...............................      166,710       8,252,145

                       Energy Sources -- 10.9%
                       Apache Corp. ...............................................      122,350       6,086,913
                       EOG Resources, Inc. ........................................      344,600      10,187,237
                       Houston Exploration Co.+....................................       82,480       1,814,560
                       Newfield Exploration Co.+...................................      234,950       8,002,984
                       Noble Affiliates, Inc. .....................................       13,300         399,000
                                                                                                   -------------
                                                                                                      49,987,428
                                                                                                   -------------
                       HEALTHCARE -- 12.0%
                       Drugs -- 5.7%
                       ArthroCare Corp.+...........................................       43,700       1,586,856
                       IntraBiotics Pharmaceuticals, Inc.+.........................       98,190       2,933,426
                       United Therapeutics Corp.+..................................       94,400       9,251,200

                       Health Services -- 1.1%
                       Cerner Corp.+...............................................       44,800       1,568,000
                       Total Renal Care Holdings, Inc.+............................      141,040       1,075,430

                       Medical Products -- 5.2%
                       Cytyc Corp.+................................................      143,000       6,864,000
                       Illumina, Inc.+.............................................          770          26,950
                       Martek Biosciences Corp.+...................................       26,000         513,500
                       VISX, Inc.+.................................................      211,800       5,334,713
                                                                                                   -------------
                                                                                                      29,154,075
                                                                                                   -------------

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 13.4%
                       Business Services -- 9.3%
                       Applied Science and Technology, Inc.+.......................       15,610   $     262,443
                       National Data Corp. ........................................       91,100       2,505,250
                       Radiant Systems, Inc.+......................................       45,850         853,956
                       RSA Security, Inc.+.........................................      109,205       6,920,867
                       S1 Corp.+...................................................      286,512       7,288,149
                       W. W. Grainger, Inc. .......................................      150,000       4,762,500

                       Electrical Equipment -- 1.5%
                       Cable Design Technologies Corp.+............................      100,480       3,541,920
                       Capstone Turbine Corp.+.....................................          710          39,050

                       Machinery -- 2.6%
                       AGCO Corp. .................................................      277,110       3,567,791
                       Cooper Cameron Corp.+.......................................       36,100       2,332,963
                       MKS Instruments, Inc.+......................................       12,790         322,148
                                                                                                   -------------
                                                                                                      32,397,037
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 2.4%
                       Broadcasting & Media -- 2.4%
                       EchoStar Communications Corp., Class A+.....................       37,100       1,463,131
                       Hearst-Argyle Television, Inc.+.............................       16,430         313,197
                       Scholastic Corp.+...........................................       37,710       2,408,726
                       Sinclair Broadcast Group, Inc., Class A+....................        6,860          75,031
                       SportsLine.com, Inc.+.......................................       97,910       1,542,083

                       Entertainment Products -- 0.0%
                       Collectors Universe, Inc.+..................................       20,380          75,151
                                                                                                   -------------
                                                                                                       5,877,319
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 34.1%
                       Communication Equipment -- 6.4%
                       Ancor Communications, Inc.+.................................      132,095       5,217,752
                       Avici Systems, Inc.+........................................          880          86,570
                       Cabletron Systems, Inc.+....................................       39,600       1,034,550
                       Comverse Technology, Inc.+..................................       12,100       1,061,775
                       Emulex Corp.+...............................................      150,200       7,510,000
                       JNI Corp.+..................................................       14,600         623,238
                       Triton Networks Systems, Inc.+..............................          430          11,879

                       Computers & Business Equipment -- 2.4%
                       MMC Networks, Inc.+.........................................       41,400       2,046,712
                       Seagate Technology, Inc.+...................................       73,600       3,730,600
                       StorageNetworks, Inc.+......................................        1,110         121,129

                       Computer Services -- 7.5%
                       CheckFree Holdings Corp.+...................................      157,700       9,580,275
                       Computer Network Technology Corp.+..........................       25,500         414,375
                       CSG Systems International, Inc.+............................      143,230       7,618,046
                       InterCept Group, Inc.+......................................       29,600         691,900
                       Mainspring, Inc.+...........................................          880          13,200

                       Computer Software -- 0.9%
                       Aspen Technology, Inc.+.....................................       17,630         530,002
                       Pegrine Systems, Inc.+......................................       62,677       1,563,008
                       Talarian Corp.+.............................................          690           8,754

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 3.7%
                       DuPont Photomasks, Inc.+....................................       20,200   $   1,209,475
                       Marvell Technology Group Ltd.+..............................          600          27,413
                       QLogic Corp.+...............................................       34,800       2,592,600
                       Sawtek, Inc.+...............................................        7,250         386,063
                       SIPEX Corp.+................................................       66,500       2,065,656
                       Teradyne, Inc.+.............................................       29,300       1,856,887
                       Veeco Instruments, Inc+.....................................       11,700         921,375

                       Internet Software -- 4.4%
                       Blue Martini Software, Inc.+................................          920          54,683
                       Check Point Software Technologies Ltd.+.....................       18,800       2,180,800
                       Chordiant Software, Inc.+...................................       21,530         285,272
                       ePresence, Inc. ............................................       47,700         298,125
                       VeriSign, Inc.+.............................................       49,665       7,881,215

                       Telecommunications -- 8.1%
                       Adelphia Business Solutions+................................       22,300         320,562
                       Airspan Networks, Inc.+.....................................          770          17,229
                       Allegiance Telecom, Inc.+...................................       25,400       1,411,287
                       American Tower Corp., Class A+..............................      180,100       7,721,787
                       Aware, Inc.+................................................       17,400         685,125
                       Cnet Networks, Inc.+........................................      105,900       3,170,381
                       Corvis Corp.+...............................................          160          13,173
                       Covad Communications Group, Inc.+...........................       16,000         264,000
                       i3 Mobile, Inc.+............................................          390           5,168
                       ICG Communications, Inc.+...................................        7,800         118,950
                       Intermedia Communications, Inc.+............................      138,510       2,441,239
                       MGC Communications, Inc.+...................................       23,400       1,053,000
                       Network Engines, Inc.+......................................          700          19,337
                       Spectrasite Holdings, Inc.+.................................        8,100         172,125
                       Stratos Lightwave, Inc.+....................................          660          24,750
                       Tekelec, Inc.+..............................................       14,100         553,425
                       Time Warner Telecom, Inc., Class A+.........................       24,900       1,542,244

                       Internet Content -- 0.7%
                       iVillage, Inc.+.............................................       82,400         533,025
                       Switchboard, Inc.+..........................................      111,880         825,115
                       Ziff-Davis, Inc.+...........................................       21,300         364,762
                                                                                                   -------------
                                                                                                      82,880,013
                                                                                                   -------------
                       MATERIALS -- 3.1%
                       Forest Products -- 1.6%
                       Smurfit Stone Container Corp.+..............................      307,400       3,823,288

                       Metals & Minerals -- 1.5%
                       Global Industries, Inc.+....................................      286,100       3,576,250
                                                                                                   -------------
                                                                                                       7,399,538
                                                                                                   -------------
                       REAL ESTATE -- 0.2%
                       Real Estate Investment Trusts -- 0.2%
                       Pinnacle Holdings, Inc.+....................................        9,000         505,688
                                                                                                   -------------

                       UTILITIES -- 1.3%
                       Gas & Pipeline Utilities -- 1.3%
                       NOVA Corp.+.................................................      276,140       3,192,869
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $224,563,904).............                  226,935,368
                                                                                                   -------------

---------------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 9.6%                                   AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       SHORT-TERM SECURITIES -- 9.6%
                       Federal Home Loan Bank Consolidated Discount Notes 6.43% due
                         8/01/00...................................................  $13,400,000   $  13,400,000
                       Federal Home Loan Mortgage Discount Notes 6.38% due
                         8/04/00...................................................   10,000,000       9,994,683
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $23,394,683)..............                   23,394,683
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $247,958,587)                             103.1%                      250,330,051
                       Liabilities in excess of other assets --           (3.1)                       (7,582,103)
                                                                         ------                    -------------
                       NET ASSETS --                                     100.0%                    $ 242,747,948
                                                                         ======                    =============

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    AGGRESSIVE GROWTH
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 73.1%                                            SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.0%
                       Apparel & Textiles -- 0.4%
                       Talbots, Inc. ..............................................       51,200  $  2,585,600

                       Automotive -- 1.3%
                       General Motors Corp., Class H...............................      201,800     5,221,575
                       Oshkosh Truck Corp. ........................................       67,650     2,291,644

                       Retail -- 1.3%
                       The Yankee Candle, Inc.+....................................      119,600     2,496,650
                       Wal-Mart Stores, Inc. ......................................       98,500     5,411,344
                                                                                                  -------------
                                                                                                    18,006,813
                                                                                                  -------------
                       ENERGY -- 7.4%
                       Energy Services -- 6.4%
                       BJ Services Co.+............................................      117,900     6,882,412
                       Diamond Offshore Drilling, Inc. ............................      100,000     3,756,250
                       Global Marine, Inc.+........................................      171,900     4,866,919
                       Grant Prideco, Inc.+........................................      178,900     3,600,363
                       Maverick Tube Corp.+........................................      120,200     2,742,063
                       Precision Drilling Corp.+...................................      163,900     5,593,087
                       R&B Falcon Corp.+...........................................      185,300     3,694,419
                       Transocean Sedco Forex, Inc. ...............................       42,500     2,103,750
                       Weatherford International, Inc.+............................      145,400     5,825,087

                       Energy Sources -- 1.0%
                       Nabors Industries, Inc.+....................................      138,700     5,773,387
                                                                                                  -------------
                                                                                                    44,837,737
                                                                                                  -------------
                       FINANCE -- 1.3%
                       Financial Services -- 1.3%
                       Paychex, Inc. ..............................................      177,750     8,132,063
                                                                                                  -------------
                       HEALTHCARE -- 9.3%
                       Drugs -- 3.0%
                       Abgenix, Inc.+..............................................      186,600     9,353,325
                       Alkermes, Inc.+.............................................      178,200     5,902,875
                       Cephalon, Inc.+.............................................       72,100     2,906,531

                       Medical Products -- 6.3%
                       Affymetrix, Inc.+...........................................       33,200     4,533,356
                       Genzyme Corp.+..............................................       77,200     5,360,575
                       MedImmune, Inc.+............................................      100,400     5,973,800
                       Millenium Pharmaceuticals, Inc.+............................       83,000     7,988,750
                       Myriad Genetics, Inc.+......................................       34,200     4,542,188
                       QLT PhotoTherapeutics, Inc.+................................      116,500     7,674,437
                       Visible Genetics, Inc.+.....................................       84,800     2,713,600
                                                                                                  -------------
                                                                                                    56,949,437
                                                                                                  -------------

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 1.9%
                       Business Services -- 0.7%
                       Critical Path, Inc.+........................................       49,400  $  2,750,962
                       Mobile Mini, Inc.+..........................................       94,200     1,807,463

                       Machinery -- 0.4%
                       Kulicke & Soffa Industries, Inc.+...........................       51,700     2,332,963

                       Transportation -- 0.8%
                       Offshore Logistics, Inc.+...................................      123,900     1,564,237
                       RailWorks Corp.+............................................      336,500     3,112,625
                                                                                                  -------------
                                                                                                    11,568,250
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 2.1%
                       Broadcasting & Media -- 2.1%
                       Cinar Corp., Class B+(1)....................................      137,800       689,000
                       EchoStar Communications Corp., Class A+.....................       63,500     2,504,281
                       Martha Stewart Living Omnimedia, Inc.+......................       75,000     1,860,938
                       Pegasus Communications Corp.+...............................      136,500     5,767,125
                       Spanish Broadcasting System, Inc.+..........................      176,300     1,961,337
                                                                                                  -------------
                                                                                                    12,782,681
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 46.9%
                       Communication Equipment -- 2.7%
                       Copper Mountain Networks, Inc.+.............................       49,700     3,919,311
                       Netro Corp.+................................................       70,600     3,816,812
                       Network Appliance, Inc.+....................................       80,100     6,903,619
                       RF Micro Devices, Inc.+.....................................       22,900     1,726,088

                       Computers & Business Equipment -- 3.1%
                       Linear Technology Corp. ....................................       97,000     5,359,250
                       StorageNetworks, Inc.+......................................        4,000       436,500
                       Sun Microsystems, Inc.+.....................................      100,000    10,543,750
                       VERITAS Software Corp.+.....................................       28,400     2,895,025

                       Computer Services -- 4.4%
                       Brocade Communications Systems, Inc.+.......................       64,700    11,557,037
                       CheckFree Holdings Corp.+...................................       29,600     1,798,200
                       Documentum, Inc.+...........................................       45,900     2,151,563
                       Oracle Corp.+...............................................      147,200    11,067,600

                       Computer Software -- 6.7%
                       BEA Systems, Inc.+..........................................      103,700     4,465,581
                       i2 Technologies, Inc.+......................................       63,300     8,213,175
                       Macromedia, Inc.+...........................................        8,200       627,300
                       Micromuse, Inc.+............................................       73,400     9,522,503
                       Scientific Learning Corp.+..................................       50,000       317,969
                       Siebel Systems, Inc.+.......................................       74,800    10,846,000
                       TIBCO Software, Inc.+.......................................       64,300     6,622,900

                       Electronics -- 13.6%
                       Avanex Corp.+...............................................       77,800     9,875,738
                       Bookham Technology PLC ADR+.................................       46,700     2,930,425
                       Broadcom Corp., Class A+....................................       49,400    11,077,950
                       CIENA Corp.+................................................       75,900    10,787,287
                       Digital Microwave Corp.+....................................       48,500     1,318,594
                       JDS Uniphase Corp.+.........................................      136,900    16,171,312
                       New Focus, Inc.+............................................       64,800     6,504,300
                       PMC-Sierra, Inc.+...........................................       68,300    13,241,662
                       Redback Networks, Inc.+.....................................       90,800    11,804,000

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Internet Software -- 11.3%
                       Agile Software Corp.+.......................................       11,800  $    652,688
                       Akamai Technologies, Inc. ..................................       25,700     2,026,686
                       Ariba, Inc.+................................................       69,900     8,104,031
                       Art Technology Group, Inc.+.................................      118,700    10,326,900
                       BroadVision, Inc.+..........................................       89,400     3,235,163
                       Check Point Software Technologies Ltd.+.....................       55,800     6,472,800
                       Commerce One, Inc.+.........................................       34,100     1,434,331
                       Entrade, Inc.+(1)...........................................       46,000       173,363
                       Inktomi Corp.+..............................................       59,700     6,387,900
                       RealNetworks, Inc.+.........................................      105,900     4,494,131
                       VeriSign, Inc.+.............................................       73,700    11,695,269
                       Vignette Corp.+.............................................      200,100     6,778,387
                       Watchguard Technologies, Inc.+..............................      144,100     7,069,906

                       Software -- 0.7%
                       Portal Software, Inc.+......................................       82,500     4,154,648

                       Telecommunications -- 3.9%
                       Amdocs Ltd.+................................................      105,400     7,081,562
                       Clear Channel Communications, Inc.+.........................       50,410     3,840,612
                       Comcast Corp., Class A+.....................................       70,200     2,387,897
                       Entercom Communications Corp.+..............................        2,200        85,388
                       Finisar Corp.+..............................................       46,100     1,224,531
                       Metalink Ltd.+..............................................       40,500       916,313
                       Qwest Communications International, Inc.+...................      180,700     8,481,606

                       Internet Content -- 0.5%
                       Internet Capital Group, Inc.+...............................        4,000       135,250
                       Stamps.com, Inc.+...........................................      111,500       557,500
                       Yahoo!, Inc.+...............................................       18,400     2,367,850
                                                                                                  -------------
                                                                                                   286,586,163
                                                                                                  -------------
                       MATERIALS -- 0.0%
                       Metals & Minerals -- 0.0%
                       Global Industries, Inc.+....................................       17,900       223,750
                                                                                                  -------------
                       UTILITIES -- 1.0%
                       Energy Sources -- 1.0%
                       Smith International, Inc.+..................................       81,300     5,802,788
                                                                                                  -------------
                       EDUCATION -- 0.2%
                       Education -- 0.2%
                       Career Education Corp.+.....................................       19,000     1,085,375
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $420,098,141)......................                445,975,057
                                                                                                  -------------

---------------------

                       OPTIONS -- 1.1%+                                                    CONTRACTS                VALUE
                       ----------------------------------------------------------------------------------------------------
                       PUT OPTIONS -- 1.1%
                       Broadcom Corp. expires 9/00.................................           40,800           $    790,500
                       Brocade Communications Systems, Inc. expires 9/00...........           26,400                660,000
                       Ciena Corp. expires 9/00....................................           40,400              1,105,950
                       JDS Uniphase Corp. expires 9/00.............................           44,600                802,800
                       Network Appliance, Inc. expires 9/00........................           32,400                534,600
                       PHLX Semiconductor Index expires 9/00.......................           14,800              1,008,250
                       PMC-Sierra, Inc. expires 9/00...............................           33,000                561,000
                       Redback Network, Inc. expires 9/00..........................           29,800                677,950
                       Siebel Systems, Inc. expires 9/00...........................           39,600                762,300
                                                                                                               ------------
                       TOTAL OPTIONS (cost $6,292,127).............................                               6,903,350
                                                                                                               ------------
                       TOTAL INVESTMENT SECURITIES (cost $426,390,268).............                             452,878,407
                                                                                                               ------------

                                                                                                 PRINCIPAL
                       REPURCHASE AGREEMENTS -- 17.9%                                             AMOUNT
                       ----------------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 17.9%
                       Paine Webber, Inc. Joint Repurchase Agreement Account (Note 3).........  $55,000,000      55,000,000
                       State Street Bank & Trust Co. Joint Repurchase Agreement Account (Note
                         3)...................................................................   53,859,000      53,859,000
                                                                                                              -------------
                       TOTAL REPURCHASE AGREEMENTS (cost $108,859,000)........................                  108,859,000
                                                                                                              -------------
                       TOTAL INVESTMENTS --
                         (cost $535,249,268)                                    92.1%                           561,737,407
                       Other assets less liabilities --                           7.9                            48,293,540
                                                                               ------                         -------------
                       NET ASSETS --                                           100.0%                         $ 610,030,947
                                                                               ======                         =============

              -----------------------------
               +  Non-income producing securities
              ADR -- American Depository Receipt
              (1) Fair valued security; see Note 2

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH OPPORTUNITIES
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 78.3%                                            SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 5.0%
                       Energy Services -- 5.0%
                       Baker Hughes, Inc. .........................................         300    $     10,388
                       Diamond Offshore Drilling, Inc. ............................         600          22,537
                       Global Marine, Inc.+........................................       1,100          31,144
                       Halliburton Co. ............................................         400          18,450
                       Lone Star Technologies, Inc.+...............................         800          32,600
                       Marine Drilling Co., Inc.+..................................       1,100          23,925
                       National-Oilwell, Inc.+.....................................         800          26,400
                       Patterson Energy, Inc.+.....................................       1,100          27,431
                       R&B Falcon Corp.+...........................................         500           9,969
                       Rowan Cos., Inc.+...........................................         800          20,200
                       Transocean Sedco Forex, Inc. ...............................         700          34,650
                       Veritas DGC, Inc.+..........................................       1,000          21,500
                                                                                                   ------------
                                                                                                        279,194
                                                                                                   ------------
                       FINANCE -- 5.3%
                       Financial Services -- 4.5%
                       Eaton Vance Corp. ..........................................       1,000          51,812
                       Lehman Brothers Holdings, Inc. .............................         600          67,425
                       Merrill Lynch & Co., Inc. ..................................         600          77,550
                       Morgan Stanley, Dean Witter & Co. ..........................         600          54,750

                       Insurance -- 0.8%
                       AFLAC, Inc. ................................................         800          41,550
                                                                                                   ------------
                                                                                                        293,087
                                                                                                   ------------
                       HEALTHCARE -- 21.0%
                       Drugs -- 11.6%
                       Alpharma, Inc., Class A.....................................       1,000          65,500
                       Biogen, Inc.+...............................................         500          26,500
                       Celgene Corp.+..............................................         900          46,744
                       Cell Therapeutics, Inc.+....................................         900          29,137
                       COR Therapeutics, Inc.+.....................................         300          24,150
                       CuraGen Corp.+..............................................         900          31,219
                       CV Therapeutics, Inc.+......................................         500          29,063
                       Forest Labs, Inc.+..........................................         800          85,600
                       Maxim Pharmaceuticals, Inc.+................................         900          43,819
                       Medarex, Inc.+..............................................         500          36,437
                       Merck & Co., Inc. ..........................................         900          64,519
                       Pfizer, Inc. ...............................................       2,400         103,500
                       Schering-Plough Corp. ......................................       1,400          60,462

                       Health Services -- 2.6%
                       Celera Genomics Corp.+......................................         600          52,125
                       Charles River Laboratories International, Inc.+.............         500          15,094
                       Gene Logic, Inc.+...........................................         500           9,750
                       Invitrogen Corp.+...........................................         800          50,200
                       MedQuist, Inc.+.............................................         800          17,200

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 6.8%
                       Affymetrix, Inc.+...........................................         200    $     27,309
                       BioSource International, Inc.+..............................       1,300          24,375
                       Genzyme Corp.+..............................................         400          27,775
                       Human Genome Sciences, Inc.+................................         300          36,244
                       Immunex Corp.+..............................................         600          30,412
                       MedImmune, Inc.+............................................         600          35,700
                       Millenium Pharmaceuticals, Inc.+............................         600          57,750
                       PE Corp-PE Biosystems Group.................................         940          81,956
                       Serono SA ADR...............................................       2,000          54,000
                       Valentis, Inc.+.............................................         300           2,391
                                                                                                   ------------
                                                                                                      1,168,931
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 3.5%
                       Machinery -- 0.9%
                       Kulicke & Soffa Industries, Inc.+...........................       1,100          49,637

                       Multi-Industry -- 2.6%
                       GSI Lumonics, Inc.+.........................................       2,100          57,488
                       Lightpath Technologies, Inc., Class A+......................       1,700          49,300
                       Sycamore Networks, Inc.+....................................         300          36,994
                                                                                                   ------------
                                                                                                        193,419
                                                                                                   ------------
                       INFORMATION & ENTERTAINMENT -- 1.7%
                       Broadcasting & Media -- 1.7%
                       EchoStar Communications Corp., Class A+.....................       1,300          51,269
                       Sirius Satellite Radio, Inc.+...............................         900          34,537
                       UnitedGlobalCom, Inc., Class A+.............................         200           9,813
                                                                                                   ------------
                                                                                                         95,619
                                                                                                   ------------
                       INFORMATION TECHNOLOGY -- 40.6%
                       Cellular -- 0.9%
                       GoAmerica, Inc.+............................................       3,300          38,775
                       US Unwired, Inc., Class A+..................................         700           9,975

                       Communication Equipment -- 4.3%
                       Advanced Fibre Communications, Inc.+........................         600          25,725
                       Foundry Networks, Inc.+.....................................         300          24,544
                       JNI Corp.+..................................................         600          25,612
                       Juniper Networks, Inc.+.....................................         400          56,975
                       Network Appliance, Inc.+....................................         800          68,950
                       ONI Systems Corp.+..........................................         400          35,425

                       Computers & Business Equipment -- 2.1%
                       EMC Corp.+..................................................         800          68,100
                       VERITAS Software Corp.+.....................................         500          50,969

                       Computer Services -- 1.4%
                       Brocade Communications Systems, Inc.+.......................         400          71,450
                       Futurelink Corp.+...........................................       1,700           8,500

                       Computer Software -- 1.7%
                       BEA Systems, Inc.+..........................................         800          34,450
                       Siebel Systems, Inc.+.......................................         400          58,000

                       Electronics -- 22.6%
                       Altera Corp.+...............................................         600          58,912
                       American Superconductor Corp.+..............................         600          22,200
                       Analog Devices, Inc.+.......................................         600          40,125
                       Applied Micro Circuits Corp.+...............................         400          59,700
                       Atmel Corp.+................................................       1,700          50,894

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics (continued)
                       Avanex Corp.+...............................................         200    $     25,387
                       Bookham Technology PLC ADR+.................................         600          37,650
                       Broadcom Corp., Class A+....................................         400          89,700
                       Conexant Systems, Inc.+.....................................         400          12,800
                       Flextronics International Ltd.+.............................         600          42,478
                       Integrated Device Technology, Inc.+.........................         400          21,200
                       International Rectifier Corp.+..............................         500          27,656
                       JDS Uniphase Corp.+.........................................         900         106,312
                       Lam Research Corp.+.........................................         900          26,325
                       LTX Corp.+..................................................       1,700          37,400
                       National Semiconductor Corp.+...............................         600          21,713
                       Newport Corp.+..............................................         700          68,512
                       Pericom Semiconductor Corp.+................................         800          42,400
                       PMC-Sierra, Inc.+...........................................         400          77,550
                       QLogic Corp.+...............................................         800          59,600
                       Sanmina Corp.+..............................................         600          55,725
                       SCG Holding Corp.+..........................................       5,000         110,625
                       TriQuint Semiconductor, Inc.+...............................       1,000          38,313
                       Varian Semiconductor Equipment Associates, Inc.+............         300          14,569
                       Vitesse Semiconductor Corp.+................................         800          47,700
                       Zygo Corp.+.................................................         800          58,650

                       Internet Software -- 4.1%
                       BroadVision, Inc.+..........................................         600          21,713
                       Check Point Software Technologies Ltd.+.....................         400          46,400
                       Commerce One, Inc.+.........................................       1,000          42,062
                       Exodus Communications, Inc.+................................         600          26,662
                       Inktomi Corp.+..............................................         400          42,800
                       Interliant, Inc.+...........................................         800          13,600
                       USinternetworking, Inc.+....................................         900          14,288
                       Verio, Inc.+................................................         400          21,775

                       Software -- 0.8%
                       Adobe Systems, Inc. ........................................         400          45,800

                       Telecommunications -- 2.5%
                       Corning, Inc. ..............................................         400          93,575
                       Corvis Corp.+...............................................         400          32,931
                       Vyyo, Inc.+.................................................         400          10,800

                       Internet Content -- 0.2%
                       Yahoo!, Inc.+...............................................         100          12,869
                                                                                                   ------------
                                                                                                      2,256,821
                                                                                                   ------------
                       UTILITIES -- 1.2%
                       Energy Sources -- 0.4%
                       Smith International, Inc.+..................................         300          21,413

                       Gas & Pipeline Utilities -- 0.8%
                       Enron Corp. ................................................         600          44,175
                                                                                                   ------------
                                                                                                         65,588
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $4,595,734)...............                   4,352,659
                                                                                                   ------------

---------------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 17.5%                                 AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT -- 17.5%
                       United States Treasury Bills 6.02% due 1/25/01 (cost
                         $970,402).................................................  $1,000,000    $    970,058
                                                                                                   ------------
                       REPURCHASE AGREEMENTS -- 40.0%
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 40.0%
                       Paine Webber, Inc. Joint Repurchase Agreement Account (Note
                         3)........................................................   1,100,000       1,100,000
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)..........................................   1,122,000       1,122,000
                                                                                                   ------------
                       TOTAL REPURCHASE AGREEMENTS (cost $2,222,000)...............                   2,222,000
                                                                                                   ------------

                       TOTAL INVESTMENTS --
                         (cost $7,788,136)                              135.8%                        7,544,717
                       Liabilities in excess of other assets --         (35.8)                       (1,988,195)
                                                                        ------                     ------------
                       NET ASSETS --                                    100.0%                     $  5,556,522
                                                                        ======                     ============

              -----------------------------
              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL GROWTH
    AND INCOME PORTFOLIO                   INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 97.0%                                           SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       AUSTRALIA -- 2.2%
                       AMP Ltd. (Industrial & Commercial)..........................     460,740    $   4,617,088
                       Australia & New Zealand Banking Group Ltd. (Finance)........     246,790        1,859,820
                       CSR Ltd. (Industrial & Commercial)..........................     115,200          296,947
                                                                                                   -------------
                                                                                                       6,773,855
                                                                                                   -------------
                       BELGIUM -- 0.9%
                       Groupe Bruxelles Lambert SA (Industrial & Commercial).......       9,954        2,658,464
                                                                                                   -------------
                       CANADA -- 7.1%
                       Abitibi-Consolidated, Inc. (Materials)......................     330,257        3,120,346
                       Alberta Energy Co., Ltd. (Energy)...........................      39,500        1,427,743
                       Bank of Nova Scotia (Finance)...............................     199,396        5,035,015
                       BCE, Inc. (Information Technology)..........................     248,000        5,657,500
                       Canadian National Railway Co. (Industrial & Commercial).....      71,996        2,227,105
                       Canadian Pacific Ltd. (Industrial & Commercial)+............      87,690        2,246,723
                       National Bank of Canada (Finance)...........................     168,025        2,429,332
                                                                                                   -------------
                                                                                                      22,143,764
                                                                                                   -------------
                       FRANCE -- 10.9%
                       Alcatel (Information Technology)............................      22,700        1,674,473
                       Assurances Generales de France (Finance)....................      45,591        2,353,279
                       Aventis SA (Healthcare).....................................      96,056        7,397,153
                       Axa (Finance)...............................................      28,612        4,348,417
                       Lafarge SA (Materials)......................................      30,500        2,362,899
                       Rhodia SA (Materials).......................................     141,200        2,126,313
                       Schneider Electric SA (Industrial & Commercial).............      49,581        3,383,975
                       Total Fina SA, Class B (Energy)+............................      42,570        6,307,993
                       Valeo SA (Consumer Discretionary)...........................      85,505        3,961,874
                                                                                                   -------------
                                                                                                      33,916,376
                                                                                                   -------------
                       GERMANY -- 4.7%
                       Allianz AG (Finance)........................................      11,535        4,275,900
                       Deutsche Lufthansa AG (Information & Entertainment).........      77,501        1,910,416
                       Henkel KGaA (Materials).....................................      35,667        1,917,382
                       Veba AG (Utilities).........................................     114,887        6,419,886
                                                                                                   -------------
                                                                                                      14,523,584
                                                                                                   -------------
                       GREECE -- 0.3%
                       Hellenic Telecommunications Organization SA (Information
                         Technology)...............................................      46,079        1,035,682
                                                                                                   -------------
                       HONG KONG -- 0.7%
                       Hong Kong Electric Holdings Ltd. (Utilities)................     695,751        2,145,672
                                                                                                   -------------

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INDIA -- 0.5%
                       Mahanagar Telephone Nigam Ltd. GDR (Information
                         Technology)...............................................     210,862    $   1,619,230
                                                                                                   -------------
                       IRELAND -- 1.6%
                       CRH PLC (Industrial & Commercial)...........................     108,630        1,837,180
                       Jefferson Smurfit Group PLC (Materials).....................   1,789,059        3,162,341
                                                                                                   -------------
                                                                                                       4,999,521
                                                                                                   -------------
                       ITALY -- 2.9%
                       ENI SpA (Energy)............................................     808,733        4,526,695
                       San Paolo-IMI SpA (Finance).................................     254,033        4,308,046
                                                                                                   -------------
                                                                                                       8,834,741
                                                                                                   -------------
                       JAPAN -- 19.1%
                       Aiful Corp. (Finance).......................................      21,650        1,855,404
                       Asahi Glass Co., Ltd. (Materials)...........................     144,000        1,378,493
                       Canon, Inc. (Information & Entertainment)...................      68,000        3,025,391
                       Dai Nippon Printing Co., Ltd. (Industrial & Commercial).....     123,000        2,108,219
                       Eisai Co., Ltd. (Healthcare)................................      81,000        2,016,046
                       Fujitsu Ltd. (Information Technology).......................     148,000        4,155,901
                       Hirose Electric Co., Ltd. (Information Technology)..........      15,400        1,965,629
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............     184,000        6,710,125
                       Marui Co., Ltd. (Consumer Discretionary)....................     123,000        2,016,265
                       NEC Corp. (Information Technology)..........................      91,000        2,422,574
                       Nikko Securities Co., Ltd. (Finance)........................     561,000        4,291,188
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)+..............................................         576        6,879,336
                       Nomura Securities Co., Ltd. (Finance).......................     119,000        2,327,164
                       Promise Co., Ltd. (Finance).................................      58,560        4,009,533
                       Ricoh Co., Ltd. (Information Technology)....................     112,000        1,982,988
                       Shiseido Co., Ltd. (Healthcare).............................     173,000        2,208,142
                       TDK Corp. (Information & Entertainment).....................      23,000        2,872,772
                       Teijin Ltd. (Materials).....................................     430,000        1,760,222
                       Toshiba Corp. (Industrial & Commercial).....................     258,000        2,269,864
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............      60,000        2,811,688
                                                                                                   -------------
                                                                                                      59,066,944
                                                                                                   -------------
                       KOREA -- 2.4%
                       Hyundai Motor Co., Ltd. (Consumer Discretionary)............     196,000        2,623,864
                       Pohang Iron & Steel Co., Ltd. (Materials)...................       2,340          186,236
                       Pohang Iron & Steel Co., Ltd. ADR (Materials)...............      77,700        1,685,119
                       Samsung Electronics (Information Technology)................      10,750        2,839,713
                                                                                                   -------------
                                                                                                       7,334,932
                                                                                                   -------------
                       MEXICO -- 1.7%
                       Fomento Economico Mexicano SA de CV (Consumer Staples)......     561,289        2,319,227
                       Telefonos de Mexico SA de CV ADR (Utilities)................      53,400        2,810,175
                                                                                                   -------------
                                                                                                       5,129,402
                                                                                                   -------------
                       NETHERLANDS -- 6.5%
                       Akzo Nobel NV (Materials)...................................     152,805        6,795,594
                       ING Groep NV (Finance)......................................     103,851        6,942,661
                       Philips Electronics NV (Information Technology).............      99,796        4,520,468
                       Wolters Kluwer NV (Information & Entertainment).............      73,041        1,798,446
                                                                                                   -------------
                                                                                                      20,057,169
                                                                                                   -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       PORTUGAL -- 1.0%
                       Portugal Telecom SA (Information Technology)................     296,824    $   3,232,035
                                                                                                   -------------
                       SINGAPORE -- 1.1%
                       DBS Group Holdings Ltd. (Finance)...........................     124,244        1,497,822
                       Oversea-Chinese Banking Corp., Ltd. (Finance)...............     280,600        2,039,374
                                                                                                   -------------
                                                                                                       3,537,196
                                                                                                   -------------
                       SOUTH AFRICA -- 0.8%
                       Sappi Ltd. (Materials)......................................     316,542        2,601,466
                                                                                                   -------------
                       SPAIN -- 2.8%
                       Iberdrola SA (Utilities)....................................     290,395        3,350,407
                       Telefonica SA (Information Technology)+.....................     258,186        5,431,224
                                                                                                   -------------
                                                                                                       8,781,631
                                                                                                   -------------
                       SWEDEN -- 2.2%
                       Investor AB (Finance).......................................     117,854        1,709,333
                       SKF AB, Class B (Materials).................................     157,620        2,449,384
                       Svenska Cellulosa AB, Class B (Materials)...................     121,844        2,617,586
                                                                                                   -------------
                                                                                                       6,776,303
                                                                                                   -------------
                       SWITZERLAND -- 2.4%
                       Clariant AG (Materials).....................................       8,995        3,181,112
                       Nestle SA (Consumer Staples)................................       1,231        2,565,598
                       UBS AG (Finance)............................................      11,300        1,628,994
                                                                                                   -------------
                                                                                                       7,375,704
                                                                                                   -------------
                       TAIWAN -- 0.5%
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................     387,320        1,586,251
                                                                                                   -------------
                       UNITED KINGDOM -- 24.7%
                       Allied Zurich PLC (Finance).................................     245,048        3,172,860
                       AstraZeneca Group PLC (Healthcare)..........................      77,123        3,323,983
                       Barclays PLC (Finance)......................................     136,626        3,091,693
                       Bass PLC (Consumer Staples).................................     323,191        3,424,244
                       BOC Group PLC (Materials)...................................     268,728        3,986,889
                       BP Amoco PLC (Energy).......................................     621,546        5,439,665
                       British Aerospace PLC (Industrial & Commercial).............     318,730        2,149,421
                       British American Tobacco PLC (Consumer Staples).............     253,387        1,518,904
                       Cable & Wireless PLC (Information Technology)...............      84,049        1,463,608
                       Cookson Group PLC (Materials)...............................     767,221        2,667,439
                       Diageo PLC (Consumer Staples)...............................     737,732        6,478,617
                       Granada Compass PLC (Information & Entertainment)+..........     248,652        3,055,567
                       Invensys PLC (Industrial & Commercial)......................   1,302,149        4,668,729
                       Misys PLC (Information Technology)..........................     281,400        2,614,579
                       Reed International PLC (Information & Entertainment)........     437,800        3,500,227
                       Rolls-Royce PLC (Industrial & Commercial)...................     185,944          652,055
                       Royal Bank of Scotland Group PLC -- Value Shares
                         (Finance)+................................................     148,400          175,690
                       Royal Bank of Scotland Group PLC (Finance)..................     311,000        4,903,003
                       Scottish & Southern Energy PLC (Utilities)..................     363,710        2,986,908
                       Scottish Power PLC (Utilities)..............................     800,204        6,715,445
                       SmithKline Beecham PLC (Healthcare).........................     322,106        4,151,292
                       Smiths Industries PLC (Multi-industry)......................     148,100        2,030,777

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Tesco PLC (Consumer Discretionary)..........................     754,320    $   2,486,934
                       Tomkins PLC (Industrial & Commercial).......................     572,648        1,892,267
                                                                                                   -------------
                                                                                                      76,550,796
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $292,286,748)......................                  300,680,718
                                                                                                   -------------

                       WARRANTS -- 0.6%+                                              WARRANTS
                       -----------------------------------------------------------------------------------------
                       FRANCE -- 0.6%
                       Alcatel 10/17/00 (Information Technology) (cost
                         $1,897,910)...............................................      26,100        1,847,659
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $294,184,658).............                  302,528,377
                                                                                                   -------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.1%                                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.1%
                       Agreement with J.P. Morgan Securities, Inc., bearing
                         interest at 6.52%, dated 7/31/00, to be repurchased
                         8/01/00 in the amount of $3,361,609 and collateralized by
                         $2,691,000 of U.S. Treasury Bonds, bearing interest at
                         8.13%, due 8/15/21 and having an approximate value of
                         $3,429,079 (cost $3,361,000)..............................  $3,361,000        3,361,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $297,545,658)                         98.7%                           305,889,377
                       Other assets less liabilities --               1.3                              4,125,260
                                                                    ------                         -------------
                       NET ASSETS --                                100.0%                          $310,014,637
                                                                    ======                         =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                           CONTRACT            IN         DELIVERY  GROSS UNREALIZED
                          TO DELIVER      EXCHANGE FOR      DATE      APPRECIATION
                       -------------------------------------------------------------
                       JPY  288,190,000  USD   2,756,348  09/06/00     $ 110,218
                                                                       ----------
                                                                    GROSS UNREALIZED
                                                                      DEPRECIATION
                       -------------------------------------------------------------
                       USD   14,531,681  EUR  14,875,300  10/18/00      (683,391)
                                                                       ----------
                                                                       $(573,173)
                            Net Unrealized Depreciation...........
                                                                       ==========

              -----------------------------

EUR  --   Euro Dollar
JPY  --   Japanese Yen
USD  --   United States Dollar

                      See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 98.7%                                          SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       CANADA -- 1.5%
                       Nortel Networks Corp. (Information Technology)..............    136,000   $  10,115,000
                                                                                                 -------------
                       FINLAND -- 1.1%
                       Nokia Oyj (Information Technology)..........................    163,500       7,243,953
                                                                                                 -------------
                       FRANCE -- 6.3%
                       BNP Paribas (Finance).......................................    178,000      17,567,450
                       STMicroelectronics NV (Information Technology)..............    270,336      15,381,949
                       Total Fina SA, Class B (Energy).............................     67,000       9,928,014
                                                                                                 -------------
                                                                                                    42,877,413
                                                                                                 -------------
                       HONG KONG -- 2.2%
                       China Mobile (Hong Kong) Ltd. (Information Technology)+.....  1,642,000      13,054,473
                       Citic Pacific Ltd. (Industrial & Commercial)................    400,000       2,133,771
                                                                                                 -------------
                                                                                                    15,188,244
                                                                                                 -------------
                       IRELAND -- 0.5%
                       CRH PLC (Industrial & Commercial)...........................    202,000       3,425,639
                                                                                                 -------------
                       ITALY -- 1.1%
                       Alleanza Assicurazioni (Finance)............................    594,000       7,403,683
                                                                                                 -------------
                       JAPAN -- 11.2%
                       Bank of Fukuoka Ltd. (Finance)..............................    572,000       3,285,408
                       Banyu Pharmaceutical Co., Ltd. (Healthcare).................    291,000       6,566,304
                       Canon, Inc. (Information & Entertainment)...................    414,000      18,419,292
                       Fast Retailing Co., Ltd. (Consumer Discretionary)...........     24,800       8,931,030
                       Kao Corp. (Materials).......................................    108,000       3,190,226
                       NEC Corp. (Information Technology)..........................    329,000       8,758,536
                       NTT Mobile Communications Network, Inc. (Information
                         Technology)...............................................        293       7,346,036
                       Sumitomo Trust & Banking Co., Ltd. (Finance)................    813,000       5,232,967
                       Takeda Chemical Industries Ltd. (Healthcare)................    237,000      14,044,765
                                                                                                 -------------
                                                                                                    75,774,564
                                                                                                 -------------
                       KOREA -- 2.4%
                       Korea Telecom Corp. ADR (Information Technology)............     89,000       3,326,375
                       Samsung Electronics Co., Ltd. ADR (Information
                         Technology)*..............................................     56,000       8,022,000
                       SK Telecom Co., Ltd. ADR (Information Technology)...........    153,500       4,681,750
                                                                                                 -------------
                                                                                                    16,030,125
                                                                                                 -------------
                       MEXICO -- 0.9%
                       Telefonos de Mexico SA de CV ADR (Utilities)................    117,000       6,157,125
                                                                                                 -------------
                       NETHERLANDS -- 2.4%
                       ASM Lithography Holding NV (Information Technology)+........    163,000       6,306,424
                       United Pan-Europe Communications NV, Class A (Information
                         Technology)+..............................................    397,509      10,130,218
                                                                                                 -------------
                                                                                                    16,436,642
                                                                                                 -------------

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       SWEDEN -- 0.8%
                       Securitas AB, Class B (Industrial & Commercial).............    253,400   $   5,526,717
                                                                                                 -------------
                       UNITED KINGDOM -- 11.3%
                       Bank of Scotland (Finance)..................................    119,060         934,047
                       BP Amoco PLC (Energy).......................................    484,000       4,235,886
                       British Sky Broadcasting Group PLC (Information &
                         Entertainment)............................................    697,200      12,788,654
                       CGNU PLC (Finance)..........................................    506,319       7,959,499
                       Prudential PLC (Finance)....................................    208,800       2,850,591
                       Reuters Group PLC (Information & Entertainment).............    313,600       6,010,805
                       Royal Bank of Scotland Group PLC (Finance)..................    438,143       6,907,448
                       Standard Chartered PLC (Finance)............................    790,616      11,172,833
                       Vodafone AirTouch PLC (Information Technology)..............  5,286,129      23,369,306
                                                                                                 -------------
                                                                                                    76,229,069
                                                                                                 -------------
                       UNITED STATES -- 57.0%
                       AES Corp. (Utilities).......................................    295,300      15,780,094
                       Altera Corp. (Information Technology)+......................    188,800      18,537,800
                       American International Group, Inc. (Finance)#...............     84,468       7,406,788
                       Applied Materials, Inc. (Information Technology)+...........    171,700      13,027,737
                       AT&T Corp. Liberty Media Group, Inc., Class A (Information &
                         Entertainment)+...........................................    705,300      15,692,925
                       AT&T Wireless Group (Information Technology)+...............    472,000      12,980,000
                       Bank of America Corp. (Finance).............................     89,700       4,249,538
                       Cardinal Health, Inc. (Healthcare)..........................     56,000       4,116,000
                       Chase Manhattan Corp. (Finance).............................    235,950      11,723,766
                       Cisco Systems, Inc. (Information Technology)+...............    313,000      20,481,937
                       Citigroup, Inc. (Finance)...................................    319,898      22,572,803
                       Dell Computer Corp. (Information Technology)+...............    293,800      12,908,837
                       Home Depot, Inc. (Consumer Discretionary)...................    214,150      11,082,263
                       Hon Hai Precision Industry Co., Ltd. GDR (Information
                         Technology)+*.............................................    292,500       4,987,125
                       Hon Hai Precision Industry Co., Ltd. GDR (Information
                         Technology)+..............................................    132,600       2,260,830
                       Intel Corp. (Information Technology)........................    448,000      29,904,000
                       MBNA Corp. (Finance)........................................    197,187       6,581,116
                       Microsoft Corp. (Information Technology)+...................    158,000      11,030,375
                       Morgan Stanley, Dean Witter & Co. (Finance).................    190,000      17,337,500
                       Oracle Corp. (Information Technology)+......................     61,000       4,586,438
                       PE Corp-PE Biosystems Group (Healthcare)....................     30,000       2,615,625
                       Pfizer, Inc. (Healthcare)...................................    582,050      25,100,906
                       Pharmacia & Upjohn, Inc.. (Healthcare)......................    211,000      11,552,250
                       PMC-Sierra, Inc. (Information Technology)+..................     11,200       2,171,400
                       Sanmina Corp. (Information Technology)+.....................    202,700      18,825,762
                       Schering-Plough Corp. (Healthcare)..........................    343,500      14,834,906
                       Solectron Corp. (Information Technology)+...................    295,000      11,892,187
                       Taiwan Semiconductor Manufacturing Co., Ltd. ADR
                         (Information Technology)+.................................    167,320       5,082,345
                       Taiwan Semiconductor Manufacturing Co., Ltd. ADR
                         (Information Technology)+.................................     46,800       1,409,850
                       Time Warner, Inc. (Information & Entertainment).............     84,000       6,441,750

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       UNITED STATES (continued)
                       Tyco International Ltd. (Industrial & Commercial)...........    525,600   $  28,119,600
                       Viacom, Inc., Class B (Information & Entertainment)+........    125,168       8,300,203
                       Yahoo!, Inc. (Information Technology)+......................     11,000       1,415,563
                                                                                                 -------------
                                                                                                   385,010,219
                                                                                                 -------------
                       TOTAL INVESTMENT SECURITIES (cost $547,614,402).............                667,418,393
                                                                                                 -------------
                       TOTAL INVESTMENTS --
                         (cost $547,614,402)                                98.7%                  667,418,393
                       Other assets less liabilities --                      1.3                     8,611,561
                                                                           ------                -------------
                       NET ASSETS --                                       100.0%                $ 676,029,954
                                                                           ======                =============

              -----------------------------

              + Non-income producing securities

              * Resale restricted to qualified institutional buyers

              # Security represents an investment in an affiliated company

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO                     INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 83.6%                                              SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       AUSTRALIA -- 1.3%
                       Amcor Ltd. (Materials)......................................         23,394     $     75,452
                       AMP Diversified Property Trust (Real Estate)................         14,106           19,692
                       AMP Ltd. (Industrial & Commercial)..........................         34,589          346,617
                       AMP, Inc. (Information Technology)(1).......................          8,021                0
                       Australian Gas Light Co., Ltd. (Utilities)..................         18,585          110,991
                       Brambles Industries Ltd. (Industrial & Commercial)..........          7,859          228,072
                       Broken Hill Proprietary Co., Ltd. (Energy)..................         36,309          383,834
                       Coca-Cola Amatil Ltd. (Consumer Staples)....................         23,036           43,500
                       Coles Myer Ltd. (Consumer Discretionary)....................         39,723          151,633
                       Commonwealth Bank of Australia (Finance)....................         10,339          166,467
                       CSL Ltd. (Healthcare).......................................          3,815           75,134
                       FH Faulding & Co., Ltd. (Healthcare)........................          4,524           22,143
                       Foster's Brewing Group Ltd. (Consumer Staples)..............         63,810          175,126
                       General Property Trust (Real Estate)........................         51,469           82,881
                       Goodman Fielder Ltd. (Consumer Staples).....................         43,853           32,006
                       Leighton Holdings Ltd. (Industrial & Commercial)............         10,082           34,164
                       Lend Lease Corp., Ltd. (Finance)............................         19,603          236,412
                       Mayne Nickless Ltd. (Industrial & Commercial)...............         13,781           29,616
                       National Australia Bank Ltd. (Finance)......................         51,804          742,985
                       News Corp., Ltd. (Information & Entertainment)..............         67,570          818,024
                       Normandy Mining Ltd. (Materials)............................         46,160           26,471
                       North Ltd. (Materials)......................................         15,211           39,473
                       OMV AG (Energy).............................................            424           31,041
                       Orca Ltd. (Materials).......................................          4,618           19,915
                       Pacific Dunlop Ltd. (Multi-industry)........................         38,583           33,524
                       Paperlinx Ltd. (Materials)+.................................          7,798           15,719
                       QBE Insurance Group Ltd. (Finance)..........................         14,994           67,745
                       Rio Tinto Ltd. (Materials)..................................          4,209           63,004
                       Santos Ltd. (Energy)........................................         36,193          114,489
                       Southcorp Ltd. (Multi-industry).............................         22,990           65,120
                       Stockland Trust Group (Real Estate).........................         11,709           25,393
                       Suncorp-Metway Ltd. (Finance)...............................         11,381           57,684
                       TABCORP Holdings Ltd. (Information & Entertainment).........         11,966           65,847
                       Telstra Corp., Ltd. (Information Technology)................         67,055          276,164
                       Wesfarmers Ltd. (Consumer Discretionary)....................          6,691           49,804
                       Westfield Trust (Real Estate)...............................         48,612           93,486
                       Westfield Trust new units (Real Estate)+....................          1,835            3,476
                       Westpac Banking Corp., Ltd. (Finance).......................         68,169          484,346
                       WMC Ltd. (Materials)........................................         40,373          180,611
                       Woolworths Ltd. (Consumer Discretionary)....................         41,206          144,644
                                                                                                       -------------
                                                                                                          5,632,705
                                                                                                       -------------
                       BELGIUM -- 0.1%
                       Electrabel SA (Energy)......................................            716          163,292
                       UCB SA (Healthcare).........................................            900           33,528
                                                                                                       -------------
                                                                                                            196,820
                                                                                                       -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       BERMUDA -- 0.0%
                       Esprit Holdings Ltd. (Consumer Discretionary)...............         54,000     $     49,856
                                                                                                       -------------

                       BRAZIL -- 0.3%
                       Banco Bradesco SA (Finance).................................     21,000,000          139,369
                       Centrais Electricas Brasileiras SA (Utilities)..............     15,492,000          344,752
                       Companhia Siderurgica Nacional (Materials)..................      3,428,000          110,082
                       Embratel Participacoes SA (Information Technology)..........      2,356,000           39,820
                       Petroleo Brasileiro SA (Energy).............................         23,520          614,833
                       Souza Cruz SA (Consumer Staples)............................         15,000           76,479
                       Tele Norte Lests Participacoes SA (Information
                         Technology)...............................................      2,356,000           46,854
                                                                                                       -------------
                                                                                                          1,372,189
                                                                                                       -------------
                       DENMARK -- 0.0%
                       Novo-Nordisk A/S, Class B (Healthcare)......................            500           97,494
                                                                                                       -------------

                       FINLAND -- 1.7%
                       Instrumentarium Oyj (Healthcare)............................            800           20,758
                       Kemira Oyj (Materials)......................................            175              835
                       Kesko Oyj, Class B (Consumer Discretionary).................          5,500           56,014
                       Kone Oyj, Class B (Industrial & Commercial).................          1,900          122,371
                       Metra Oyj, Class B (Industrial & Commercial)................          2,800           46,187
                       Metso Oyj (Industrial & Commercial).........................          7,900           86,021
                       Nokia Oyj (Information Technology)..........................        124,008        5,494,239
                       Outokumpu Oyj (Materials)...................................          7,100           69,085
                       Oyj Hartwall Abp (Consumer Staples).........................          3,700           78,519
                       Pohjola Group Insurance Corp., Class A (Finance)............          1,400           60,004
                       Pohjola Group Insurance Corp., Class B (Finance)............          1,400           60,069
                       Raisio Group PLC (Consumer Staples).........................          8,700           16,366
                       Rautaruukki Oyj (Materials).................................            409            1,744
                       Sampo Insurance Co., Ltd., Class A (Finance)................          3,300          131,805
                       Sonera Oyj (Information Technology).........................         11,532          454,185
                       Stockmann AB, Class A (Consumer Discretionary)..............          1,800           27,857
                       Stockmann AB, Class B (Consumer Discretionary)..............          2,000           28,820
                       Tietoenator Oyj (Information Technology)....................          4,500          159,508
                       UPM-Kymmene Oyj (Materials).................................         14,700          362,358
                                                                                                       -------------
                                                                                                          7,276,745
                                                                                                       -------------
                       FRANCE -- 9.7%
                       Accor SA (Information & Entertainment)......................          9,599          409,188
                       Air Liquide SA (Materials)..................................          2,651          337,794
                       Alcatel (Information Technology)............................         28,673        2,115,073
                       Aventis SA (Materials)......................................         36,105        2,780,401
                       Axa SA de CV (Finance)......................................         15,848        2,408,560
                       BNP Paribas (Finance).......................................         13,472        1,329,599
                       Bouygues SA (Industrial & Commercial).......................          9,480          583,771
                       Canal Plus (Information & Entertainment)....................          6,504        1,030,661
                       Cap Gemini SA (Industrial & Commercial).....................          2,846          558,862
                       Carrefour SA (Consumer Discretionary).......................         31,723        2,334,177
                       Coflexip SA (Utilities).....................................            230           27,282
                       Compagnie de Saint-Gobain (Materials).......................          4,364          640,993
                       Dassault Systemes SA (Information Technology)...............          3,829          319,350
                       Eridania Beghin-Say SA (Consumer Staples)...................          1,597          149,178
                       Essilor International SA (Healthcare).......................            404          120,066
                       Establissements Economiques du Casino Guichard-Perrachon SA
                         (Consumer Staples)........................................          1,157          119,871
                       France Telecom SA (Information Technology)..................         12,865        1,632,121
                       Gecina (Real Estate)........................................          1,710          166,389

---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       FRANCE (continued)
                       Groupe Danone (Consumer Staples)............................         11,768     $  1,767,766
                       Klepierre (Real Estate).....................................          3,610          339,557
                       L'Oreal SA (Consumer Staples)...............................         27,670        2,260,323
                       Lafarge SA (Materials)......................................          1,462          113,264
                       Lagardere Group SCA (Industrial & Commercial)...............          6,097          394,659
                       LVMH (Moet Henessy Louis Vuitton) (Consumer Staples)........         21,895        1,904,225
                       Michelin SA, Class B (Consumer Discretionary)...............          6,470          193,663
                       Pechiney SA, Class A (Industrial & Commercial)..............          1,275           55,769
                       Pernod-Ricard SA (Consumer Staples).........................          3,104          169,568
                       Pinault-Printemps-Redoute SA (Consumer Discretionary).......          5,521        1,147,077
                       PSA Peugeot Citroen SA (Consumer Discretionary).............          1,863          378,781
                       Sagem SA (Information Technology)...........................          1,035          287,740
                       Sanofi-Synthelabo SA (Healthcare)...........................         29,577        1,577,388
                       Schneider Electric SA (Industrial & Commercial).............          7,034          480,081
                       Simco SA (Real Estate)......................................          5,124          332,389
                       Societe BIC SA (Consumer Staples)...........................          2,918          151,430
                       Societe des Immeubles de France (Real Estate)...............          5,960          113,556
                       Societe Eurafrance SA (Finance).............................            159           76,693
                       Societe Fonciere Lyonnaise (Real Estate)....................          1,650          166,667
                       Societe Generale (Finance)..................................         12,796          794,489
                       Societe Immobiliere de Location pour L'Industrie et le
                         Commerce (Real Estate)....................................            645           90,854
                       Sodexho Alliance SA (Industrial & Commercial)...............          1,585          249,552
                       STMicroelectronics NV (Information Technology)..............         16,300          927,460
                       Suez Lyonnaise des Eaux SA (Multi-industry).................          6,762        1,106,010
                       Thomson CSF (Industrial & Commercial).......................          6,663          290,206
                       Total Fina SA, Class B (Energy).............................         40,024        5,930,729
                       Unibail (Union du Credit-Bail Immobilier) SA (Real
                         Estate)...................................................          3,645          530,318
                       Usinor SA (Materials).......................................         11,104          129,655
                       Valeo SA (Consumer Discretionary)...........................          3,716          172,181
                       Vivendi (Industrial & Commercial)...........................         24,238        1,936,169
                                                                                                       -------------
                                                                                                         41,131,555
                                                                                                       -------------
                       GERMANY -- 10.5%
                       Allianz AG (Finance)........................................         20,523        7,607,655
                       BASF AG (Materials).........................................         29,275        1,212,673
                       Bayer AG (Industrial & Commercial)..........................         33,295        1,392,154
                       Beiersdorf AG (Healthcare)..................................          9,967        1,025,242
                       Continental AG (Consumer Discretionary).....................          5,482          103,635
                       DaimlerChrysler AG (Consumer Discretionary).................         48,594        2,562,774
                       Deutsche Bank AG (Finance)..................................         38,151        3,402,873
                       Deutsche Lufthansa AG (Information & Entertainment).........         10,100          248,967
                       Deutsche Telekom AG (Information Technology)................         38,155        1,662,191
                       Douglas Holding AG (Consumer Discretionary).................          4,150          126,527
                       Dresdner Bank AG (Finance)..................................         30,488        1,399,947
                       E.M. TV & Merchandising AG (Information & Entertainment)+...          2,900          145,068
                       Fresenius Medical Care AG (Healthcare)......................          5,050          423,291
                       Gehe AG (Healthcare)........................................          3,200          114,169
                       Heidelberg Zement AG (Materials)............................          2,900          175,301
                       HypoVereinsbank AG (Finance)................................         26,467        1,536,614
                       IVG Holding AG (Industrial & Commercial)....................         18,946          241,412
                       Karstadt AG (Consumer Discretionary)........................          4,050          124,604
                       Linde AG (Industrial & Commercial)..........................          7,520          330,320
                       MAN AG (Industrial & Commercial)............................          6,010          187,134
                       Merck KGAA (Healthcare).....................................          5,900          182,616
                       Metro AG (Consumer Discretionary)...........................         17,635          719,064
                       Munchener Ruckversicherungs-Gesellschaft AG (Finance).......         14,298        4,730,234
                       Preussag AG (Industrial & Commercial).......................          9,820          289,386

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       GERMANY (continued)
                       RWE AG (Utilities)..........................................          1,100     $     31,091
                       RWE AG (Utilities)..........................................         37,915        1,352,729
                       SAP AG (Information Technology).............................         11,790        2,163,307
                       Schering AG (Healthcare)....................................          6,600          385,016
                       Siemens AG (Industrial & Commercial)........................         36,394        5,632,295
                       Thyssen Krupp AG (Industrial & Commercial)..................         27,130          465,618
                       Veba AG (Utilities).........................................         62,659        3,501,385
                       Volkswagen AG (Consumer Discretionary)......................         15,530          670,651
                       WCM Beteiligungs-und Grandbesitz AG (Real Estate)...........          4,450          121,653
                                                                                                       -------------
                                                                                                         44,267,596
                                                                                                       -------------
                       HONG KONG -- 2.5%
                       ASM Pacific Technology Ltd. (Industrial & Commercial).......         10,000           35,905
                       Bank of East Asia Ltd. (Finance)............................        325,767          737,303
                       Cable & Wireless HKT Ltd. (Information Technology)..........        325,140          742,138
                       Cathay Pacific Airways Ltd. (Industrial & Commercial).......        276,000          576,888
                       CLP Holdings Ltd. (Utilities)...............................        163,500          735,901
                       Hang Seng Bank Ltd. (Finance)...............................        111,500        1,143,824
                       Henderson Land Development Co., Ltd. (Real Estate)..........        113,000          508,604
                       Hong Kong & China Gas Co., Ltd. (Utilities).................        615,070          721,672
                       Hutchison Whampoa Ltd. (Multi-industry).....................        105,500        1,467,833
                       Johnson Electric Holdings Ltd. (Industrial & Commercial)....         36,200          351,630
                       Li & Fung Ltd. (Consumer Discretionary).....................        141,000          701,529
                       New World Development Co., Ltd. (Real Estate)...............        351,379          466,349
                       Pacific Century CyberWorks Ltd. (Finance)+..................        145,000          304,005
                       QPL International Holdings Ltd. (Information Technology)+...         14,000           13,285
                       Shangri-La Asia Ltd. (Information & Entertainment)..........         34,000           36,405
                       Sino Land Co., Ltd. (Real Estate)...........................        183,363           78,768
                       South China Morning Post Holdings Ltd. (Information &
                         Entertainment)............................................         52,000           36,674
                       Sun Hung Kai Properties Ltd. (Real Estate)..................        174,000        1,366,627
                       Swire Pacific Ltd., Class A (Multi-industry)................         37,500          239,472
                       Television Broadcasting Ltd. (Information &
                         Entertainment)............................................         11,000           59,525
                       Varitronix International Ltd. (Industrial & Commercial).....          8,000           14,413
                       Wharf Holdings Ltd. (Multi-industry)........................        152,742          325,133
                                                                                                       -------------
                                                                                                         10,663,883
                                                                                                       -------------
                       INDIA -- 0.0%
                       HDFC Bank Ltd. (Finance)....................................         17,000           87,943
                       Titan Industries Ltd. (Consumer Discretionary)..............         32,400           42,433
                                                                                                       -------------
                                                                                                            130,376
                                                                                                       -------------
                       ITALY -- 3.7%
                       Assicurazione Generali SpA (Finance)........................         58,288        1,922,951
                       Autogrill SpA (Consumer Staples)............................          9,570          112,630
                       Banca Intesa SpA (Finance)..................................        140,149          618,210
                       Banca Popolare di Milano (Finance)..........................         11,135           79,558
                       Banco di Roma (Finance).....................................        131,070          148,184
                       Benetton Group SpA (Consumer Discretionary).................         80,178          162,348
                       Enel SpA (Utilities)........................................        374,377        1,536,923
                       ENI SpA (Energy)............................................        524,338        2,934,860
                       Fiat SpA (Consumer Discretionary)...........................          8,840          224,953
                       Impreglio SpA (Industrial & Commercial).....................         20,034           11,325
                       Italgas SpA (Utilities).....................................         30,696          133,696
                       La Rinascente SpA (Consumer Discretionary)..................         10,189           55,803
                       Mediaset SpA (Information & Entertainment)..................         55,898          883,201
                       Mediobanca SpA (Finance)....................................         17,637          174,066
                       Olivetti Spa (Information Technology).......................         47,149          157,295
                       Parmalat Finanziaria SpA (Consumer Discretionary)...........         83,197          120,659

---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       ITALY (continued)
                       Pirelli SpA (Industrial & Commercial).......................        105,202     $    273,949
                       Reno de Medici SpA (Materials)..............................          5,697           11,166
                       Riunione Adriatica de Sicurta SpA (Finance).................         27,454          310,388
                       San Paolo-IMI SpA (Finance).................................         39,618          671,866
                       Sirti SpA (Consumer Discretionary)..........................          8,929           16,177
                       Snia SpA (Multi-industry)...................................         17,430           19,415
                       Societa Assicuratrice Industriale SpA (Healthcare)..........          3,250           59,904
                       Telecom Italia Mobile SpA (Information Technology)..........        341,046        3,223,682
                       Telecom Italia Mobile SpA RNC (Information Technology)......         81,265          442,813
                       Telecom Italia SpA (Information Technology).................         46,511          598,252
                       Telecom Italia SpA RNC (Information Technology).............          5,056           31,767
                       UniCredito Italiano SpA (Finance)...........................        133,897          652,673
                                                                                                       -------------
                                                                                                         15,588,714
                                                                                                       -------------
                       JAPAN -- 15.6%
                       77 Bank Ltd. (Finance)......................................         13,000           94,224
                       Acom Co., Ltd. (Finance)....................................          5,100          385,923
                       Advantest Corp. (Information Technology)....................            300           49,970
                       Ajinomoto Co., Inc. (Consumer Discretionary)................         51,000          578,885
                       Asahi Bank Ltd. (Finance)...................................         80,000          280,075
                       Asahi Breweries Ltd. (Consumer Staples).....................         27,400          258,300
                       Asahi Chemical Industry Co., Inc. (Materials)...............         51,000          324,548
                       Asahi Glass Co., Ltd. (Materials)...........................         87,200          834,754
                       Bank of Fukuoka Ltd. (Finance)..............................          5,000           28,719
                       Bank of Tokyo-Mitsubishi Ltd. (Finance).....................        130,400        1,318,445
                       Bank of Yokohama Ltd. (Finance).............................         17,000           64,941
                       Benesse Corp. (Information & Entertainment).................          3,900          195,560
                       Bridgestone Corp. (Consumer Discretionary)..................         34,400          788,768
                       Canon, Inc. (Information & Entertainment)...................         10,200          453,809
                       Casio Computer Co., Ltd. (Information Technology)...........         18,600          201,966
                       Central Japan Railway Co. (Industrial & Commercial).........             94          510,772
                       Chugai Pharmaceutical Co., Ltd. (Healthcare)................         30,400          552,375
                       Chuo Mitsui Trust & Banking Co., Ltd. (Finance).............          4,000           12,144
                       Credit Saison Co., Ltd. (Finance)...........................            800           17,432
                       Dai Nippon Printing Co., Ltd. (Industrial & Commercial).....         36,400          623,896
                       Daiei, Inc. (Consumer Discretionary)+.......................         36,200          101,651
                       Daiichi Pharmaceutical Co., Ltd. (Healthcare)...............          3,000           66,463
                       Daikin Industries Ltd. (Industrial & Commercial)............         29,400          615,152
                       Daiwa Bank Ltd. (Finance)...................................         66,000          149,227
                       Daiwa House Industry Co., Ltd. (Consumer Discretionary).....         33,400          211,633
                       Daiwa Securities Group, Inc. (Finance)......................         76,000          827,315
                       Denso Corp. (Consumer Discretionary)........................         17,859          415,193
                       East Japan Railway Co. (Industrial & Commercial)............            229        1,329,927
                       Ebara Corp. (Industrial & Commercial).......................         20,600          285,472
                       Eisai Co., Ltd. (Healthcare)................................          7,000          174,226
                       Fanuc Ltd. (Information Technology).........................          8,600          824,051
                       Fuji Bank Ltd. (Finance)....................................        115,000          742,308
                       Fuji Photo Film Co., Ltd. (Information & Entertainment).....         19,600          727,283
                       Fuji Software ABC, Inc. (Information Technology)............            300           16,547
                       Fujitsu Ltd. (Information Technology).......................         21,400          600,921
                       Furukawa Electric Co., Ltd. (Industrial & Commercial).......         23,600          642,257
                       Gunma Bank Ltd. (Finance)...................................         26,000          125,633
                       Hitachi Ltd. (Information Technology).......................         40,800          487,286
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............         22,000          802,298
                       Hoya Corp. (Information Technology).........................          1,000           83,877
                       Industrial Bank of Japan Ltd. (Finance).....................         91,000          583,243
                       Ito-Yokado Co., Ltd. (Consumer Discretionary)...............         14,600          869,198
                       Japan Airlines Co., Ltd. (Information & Entertainment)......         18,100           74,423

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

                       COMMON STOCK (CONTINUED)                                          SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Japan Energy Corp. (Energy).................................          7,400     $      6,814
                       Japan Tobacco, Inc. (Consumer Staples)......................            148        1,119,934
                       Joyo Bank Ltd. (Finance)....................................          8,000           26,913
                       Jusco Co., Ltd. (Consumer Discretionary)....................         16,800          327,009
                       Kadokawa Shoten Publishing Co., Ltd. (Information &
                         Entertainment)............................................            100            9,226
                       Kajima Corp. (Industrial & Commercial)......................         56,800          170,372
                       Kaneka Corp. (Materials)....................................          2,000           19,602
                       Kansai Electric Power Co., Inc. (Utilities).................         49,500          831,280
                       Kao Corp. (Materials).......................................         50,800        1,500,588
                       Kawasaki Heavy Industries Ltd. (Industrial & Commercial)....         10,000           13,129
                       Kawasaki Steel Corp. (Materials)............................         34,000           45,877
                       Kinden Corp. (Utilities)....................................          2,000           11,980
                       Kinki Nippon Railway Co., Ltd. (Industrial & Commercial)....         81,500          338,082
                       Kirin Brewery Co., Ltd. (Consumer Staples)..................         84,800          935,479
                       Komatsu Ltd. (Industrial & Commercial)......................         57,800          321,448
                       Konami Co., Ltd. (Information Technology)...................            500           35,055
                       Kubota Corp. (Industrial & Commercial)......................         90,000          298,673
                       Kuraray Co., Ltd. (Industrial & Commercial).................          3,000           27,843
                       Kyocera Corp. (Information Technology)......................          2,800          401,550
                       Kyowa Hakko Kogyo Co., Ltd. (Healthcare)....................         30,400          246,947
                       Marubeni Corp. (Consumer Discretionary).....................            200              540
                       Marui Co., Ltd. (Consumer Discretionary)....................          3,000           49,177
                       Matsushita Electric Industrial Co., Ltd. (Information &
                         Entertainment)............................................         73,000        1,860,191
                       Minebea Co., Ltd. (Information Technology)..................          2,000           22,428
                       Mitsubishi Chemical Corp. (Materials).......................         71,000          258,923
                       Mitsubishi Corp. (Consumer Discretionary)...................          9,000           67,448
                       Mitsubishi Electric Corp. (Information Technology)..........        109,800          875,917
                       Mitsubishi Estate Co., Ltd. (Real Estate)...................         31,000          307,781
                       Mitsubishi Heavy Industries Ltd. (Industrial &
                         Commercial)...............................................        177,400          656,648
                       Mitsubishi Materials Corp. (Materials)......................         49,600          169,124
                       Mitsubishi Trust & Banking Corp. (Finance)..................         44,800          278,558
                       Mitsui & Co., Ltd. (Consumer Discretionary).................         10,600           74,800
                       Mitsui Fudosan Co., Ltd. (Real Estate)......................         22,000          213,612
                       Mitsui Marine & Fire Co., Ltd. (Finance)....................          3,000           13,347
                       Mitsukoshi Ltd. (Consumer Discretionary)....................         29,200          101,162
                       Murata Manufacturing Co., Ltd. (Information Technology).....          2,800          331,859
                       Mycal Corp. (Consumer Discretionary)........................         18,600           54,264
                       Namco Ltd. (Information & Entertainment)....................            300            8,506
                       NEC Corp. (Information Technology)..........................         17,800          473,866
                       NGK Insulators Ltd. (Industrial & Commercial)...............         29,400          335,855
                       Nichiei Co., Ltd. (Finance).................................          2,300           24,345
                       Nidec Corp. (Industrial & Commercial).......................          2,100          158,144
                       Nintendo Co., Ltd. (Information & Entertainment)............          5,000          819,620
                       Nippon Express Co., Ltd. (Industrial & Commercial)..........         31,400          178,635
                       Nippon Meat Packers, Inc. (Consumer Staples)................         29,400          426,184
                       Nippon Mitsubishi Oil Corp. (Energy)........................        118,200          580,843
                       Nippon Paper Industries Co., Ltd. (Consumer
                         Discretionary)............................................          6,000           43,762
                       Nippon Steel Corp. (Materials)..............................        277,000          530,337
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................            181        2,161,736
                       Nippon Yusen Kabushiki Kaisha (Industrial & Commercial).....         82,000          403,702
                       Nissan Motor Co., Ltd. (Consumer Discretionary)+............         77,600          386,992
                       Nissin Food Products Co., Ltd. (Consumer Staples)...........          1,200           30,743
                       Nitto Denko Corp. (Information Technology)..................          1,000           35,921
                       Nomura Securities Co., Ltd. (Finance).......................         65,000        1,271,140
                       NSK Ltd. (Industrial & Commercial)..........................          3,000           21,744
                       Obayashi Corp. (Consumer Discretionary).....................         13,000           50,964
                       Oji Paper Co., Ltd. (Materials).............................         64,800          446,041
                       Olympus Optical Co., Ltd (Information Technology)...........          2,000           34,426

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

                       COMMON STOCK (CONTINUED)                                          SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Oriental Land Co., Ltd. (Information & Entertainment).......          3,700     $    321,812
                       Orix Corp. (Finance)........................................          2,400          309,614
                       Osaka Gas Co., Ltd. (Utilities).............................        156,200          393,046
                       Pioneer Corp. (Industrial & Commercial).....................          7,600          249,442
                       Promise Co., Ltd. (Finance).................................          2,900          198,560
                       Rohm Co., Ltd. (Information Technology).....................          1,800          471,806
                       Sakura Bank Ltd. (Finance)..................................        130,400          754,925
                       Sankyo Co., Ltd. (Healthcare)...............................         31,600          740,411
                       Sanyo Electric Co., Ltd. (Information Technology)...........         75,000          551,807
                       Secom Co., Ltd. (Industrial & Commercial)...................         14,000          871,769
                       Sega Enterprises Ltd. (Information & Entertainment).........          1,400           17,486
                       Sekisui House Ltd. (Consumer Discretionary).................         35,400          314,351
                       Sharp Corp. (Information Technology)........................         45,800          684,797
                       Shimamura Co., Ltd. (Consumer Discretionary)................            200           18,070
                       Shimano, Inc. (Information & Entertainment).................          7,500          147,696
                       Shimizu Corp. (Consumer Discretionary)......................         44,000          117,135
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................          8,000          401,149
                       Shionogi & Co., Ltd. (Healthcare)...........................          5,000           81,597
                       Shiseido Co., Ltd. (Healthcare).............................         13,600          173,588
                       Shizuoka Bank Ltd. (Finance)................................         20,000          160,277
                       Showa Shell Sekiyu K.K. (Energy)............................          8,000           37,343
                       SMC Corp. (Industrial & Commercial).........................          2,500          441,036
                       Softbank Corp. (Finance)....................................          7,300          608,971
                       Sony Corp. (Information & Entertainment)....................         23,800        2,185,039
                       Sumitomo Bank Ltd. (Finance)................................         86,000          873,447
                       Sumitomo Chemical Co., Ltd. (Materials).....................         76,400          390,062
                       Sumitomo Corp. (Consumer Discretionary).....................          6,400           57,182
                       Sumitomo Electric Industries Ltd. (Industrial &
                         Commercial)...............................................         45,200          731,046
                       Sumitomo Forestry Co., Ltd. (Materials).....................         17,800          134,695
                       Sumitomo Marine & Fire Insurance Co., Ltd. (Finance)........          3,000           16,629
                       Sumitomo Metal Industries Ltd. (Materials)+.................         59,800           37,073
                       Sumitomo Metal Mining Co., Ltd. (Materials).................         26,400          101,330
                       Taisei Corp. (Consumer Discretionary).......................         60,800           83,147
                       Taisho Pharmaceutical Co., Ltd. (Healthcare)................         24,600          827,588
                       Taiyo Yuden Co., Ltd. (Information Technology)..............          6,000          268,040
                       Takara Shuzo Co., Ltd. (Consumer Staples)...................          2,000           39,750
                       Takeda Chemical Industries Ltd. (Healthcare)................         52,200        3,093,404
                       Takefuji Corp. (Finance)....................................          5,200          521,493
                       Teijin Ltd. (Consumer Discretionary)........................         44,800          183,391
                       Terumo Corp. (Healthcare)...................................         12,000          375,256
                       Tobu Railway Co., Ltd. (Industrial & Commercial)............         38,200          104,829
                       Tohoku Electric Power Co., Inc. (Utilities).................         27,900          353,567
                       Tokai Bank Ltd. (Finance)...................................         66,000          293,641
                       Tokio Marine & Fire Insurance Co., Ltd. (Finance)...........         33,000          332,452
                       Tokyo Broadcasting System, Inc. (Information &
                         Entertainment)............................................          3,000          116,242
                       Tokyo Electric Power Co., Inc. (Utilities)..................         67,900        1,600,233
                       Tokyo Electron Ltd. (Information Technology)................          2,100          226,877
                       Tokyo Gas Co., Ltd. (Utilities).............................        144,400          339,656
                       Tokyu Corp. (Industrial & Commercial).......................         46,000          215,982
                       Toppan Printing Co., Ltd. (Industrial & Commercial).........         38,200          386,580
                       Toray Industries, Inc. (Materials)..........................         48,100          172,342
                       Toshiba Corp. (Industrial & Commercial).....................         33,000          290,331
                       Tostem Corp. (Industrial & Commercial)......................          2,000           26,731
                       Toto Ltd. (Materials).......................................         29,200          207,649
                       Toyo Seikan Kaisha Ltd. (Industrial & Commercial)...........          2,000           30,834
                       Toyota Motor Corp. (Consumer Discretionary).................         95,200        4,027,242
                       Ube Industries Ltd. (Materials).............................         54,800          121,905
                       Uni-Charm Corp. (Consumer Staples)..........................            500           28,263

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

                       COMMON STOCK (CONTINUED)                                          SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       World Co., Ltd. (Consumer Discretionary)....................            300     $      9,573
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............          8,000          374,892
                       Yamato Transport Co., Ltd. (Information & Entertainment)....          2,000           47,044
                       Yokogawa Electric Corp. (Information Technology)............          8,000           72,571
                                                                                                       -------------
                                                                                                         66,142,872
                                                                                                       -------------
                       NETHERLANDS -- 5.2%
                       ABN AMRO Holdings NV (Finance)..............................         43,215        1,048,840
                       Aegon NV (Finance)..........................................         50,270        1,916,981
                       Akzo Nobel NV (Materials)...................................          6,345          282,177
                       Buhrmann NV (Materials).....................................          3,314          100,731
                       Elsevier NV (Information & Entertainment)...................         24,949          276,287
                       Getronics NV (Information Technology).......................         10,293          173,601
                       Hagemeyer NV (Consumer Discretionary).......................          3,880          108,587
                       Heineken NV (Consumer Staples)..............................         23,642        1,351,788
                       ING Groep NV (Finance)......................................         39,872        2,665,528
                       Koninklijke Ahold NV (Consumer Discretionary)...............         26,020          710,602
                       Koninklijke KPN NV (Information Technology).................         10,378          375,170
                       Nedlloyd NV (Industrial & Commercial)+......................          1,086           20,128
                       Oce NV (Information Technology).............................          1,304           19,033
                       Philips Electronics NV (Information Technology).............         56,012        2,537,181
                       Rodamco Continental Europe NV (Real Estate).................          5,240          210,504
                       Royal Dutch Petroleum Co. NV (Energy).......................        120,753        7,161,715
                       Stork NV (Industrial & Commercial)..........................          2,104           26,127
                       TNT Post Group NV (Industrial & Commercial).................         21,007          516,464
                       Uni-Invest NV (Real Estate).................................         16,037          193,199
                       Unilever NV (Consumer Staples)..............................         39,234        1,719,740
                       Vedior NV (Industrial & Commercial).........................          2,730           32,256
                       Wolters Kluwer NV (Information & Entertainment).............         11,849          291,751
                                                                                                       -------------
                                                                                                         21,738,390
                                                                                                       -------------
                       PORTUGAL -- 0.1%
                       Electricidade de Portugal SA (Information Technology).......         39,420          132,971
                       INAPA-Investimentos Participacoes e Gestao SA (Materials)...            320            1,996
                       Portugal Telecom SA (Information Technology)................         19,519          212,537
                                                                                                       -------------
                                                                                                            347,504
                                                                                                       -------------
                       SINGAPORE -- 1.9%
                       City Developments Ltd. (Real Estate)........................         76,000          324,402
                       Creative Technology Ltd. (Information Technology)...........          3,100           67,770
                       Cycle & Carriage Ltd. (Consumer Discretionary)..............         32,000           73,833
                       DBS Group Holdings Ltd. (Finance)...........................        143,344        1,728,082
                       DBS Land Ltd. (Real Estate).................................        146,750          212,467
                       First Capital Corp., Ltd. (Real Estate).....................         33,000           31,598
                       Fraser & Neave Ltd. (Consumer Staples)......................         37,000          142,993
                       Hotel Properties Ltd. (Real Estate).........................         96,000           83,062
                       Keppel Corp., Ltd. (Multi-industry).........................         92,000          203,778
                       Neptune Orient Lines Ltd. (Industrial & Commercial).........         74,000           81,101
                       Oversea-Chinese Banking Corp., Ltd. (Finance)...............        136,260          990,324
                       Parkway Holdings Ltd. (Real Estate).........................         49,000          135,668
                       Sembcorp Industries Ltd. (Industrial & Commercial)..........        206,331          223,749
                       Singapore Airlines Ltd. (Information & Entertainment).......        137,000        1,382,920
                       Singapore Press Holdings Ltd. (Information &
                         Entertainment)............................................         41,918          713,282
                       Singapore Technologies Engineering Ltd. (Industrial &
                         Commercial)...............................................        341,000          527,142
                       Singapore Telecommunications Ltd. (Information
                         Technology)...............................................        119,300          165,154
                       United Industrial Corp., Ltd. (Multi-industry)..............        177,000           78,104
                       United Overseas Bank Ltd. (Finance).........................        111,152          795,019

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

                       COMMON STOCK (CONTINUED)                                          SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       SINGAPORE (continued)
                       United Overseas Land Ltd. (Consumer Discretionary)..........         68,000     $     62,366
                       Venture Manufacturing Ltd. (Information Technology).........          9,000          102,789
                                                                                                       -------------
                                                                                                          8,125,603
                                                                                                       -------------
                       SPAIN -- 3.1%
                       Acerinox SA (Materials).....................................          3,382          101,545
                       ACS, Actividades de Construccion y Servicios SA (Industrial
                         & Commercial).............................................          3,857           92,896
                       Altadis SA (Consumer Staples)...............................         12,464          182,612
                       Autopistas, Concesionaria Espanola SA (Industrial &
                         Commercial)...............................................         18,464          144,755
                       Azucarera Ebro Agricolas SA (Consumer Staples)..............          5,231           60,837
                       Banco Bilbao Vizcaya SA (Finance)+..........................        206,279        2,982,076
                       Banco Santander Central Hispano SA (Finance)................        165,048        1,703,863
                       Corporacion Financiera Alba SA (Industrial & Commercial)....          6,150          145,330
                       Corporacion Mapfre SA (Finance).............................          5,133           76,584
                       Empresa Nacional de Celulosas SA (Materials)................             63            1,092
                       Endesa SA (Utilities).......................................         82,630        1,714,474
                       Fomento de Construccciones y Contratas SA (Industrial &
                         Commercial)...............................................         10,372          185,026
                       Gas Natural SDG SA (Utilities)..............................         37,263          635,382
                       Grupo Dragados SA (Industrial & Commercial).................         12,438           94,861
                       Iberdrola SA (Utilities)....................................         74,498          859,514
                       Inmobiliaria Colonial SA (Real Estate)......................          9,970          126,577
                       Metrovacesa SA (Real Estate)................................         18,909          315,413
                       Prima Inmobiliaria SA (Consumer Discretionary)+.............         15,750          154,421
                       Repsol SA (Energy)..........................................         65,069        1,236,138
                       Sociedad General de Aguas de Barcelona SA (Utilities).......         12,063          153,708
                       Sol Melia SA (Information & Entertainment)..................          6,777           72,662
                       Telefonica SA (Information Technology)......................         50,399        1,060,198
                       TelePizza SA (Information & Entertainment)+.................         15,230           82,706
                       Union Electrica Fenosa SA (Utilities).......................         24,748          444,919
                       Vallehermoso SA (Real Estate)...............................         72,338          432,380
                       Zardoya Otis SA (Industrial & Commercial)...................          3,556           30,317
                                                                                                       -------------
                                                                                                         13,090,286
                                                                                                       -------------
                       SWEDEN -- 3.0%
                       Atlas Copco AB, Class A (Industrial & Commercial)...........          8,550          179,485
                       Atlas Copco AB, Class B (Industrial & Commercial)...........          4,800           94,744
                       Castellum AB (Real Estate)..................................         18,130          176,950
                       Drott AB, Class B (Real Estate).............................         29,620          323,010
                       Electrolux AB, Class B (Consumer Discretionary).............         20,900          311,107
                       Fastighets AB Tornet (Real Estate)..........................         10,230          122,715
                       ForeningsSparbanken AB, Class A (Finance)...................         23,800          363,359
                       Hennes & Mauritz AB, Class B (Consumer Discretionary).......         52,600        1,069,782
                       JM AB, Class B (Real Estate)................................          9,800          170,992
                       NetCom AB, Class B (Information Technology)+................          1,600          100,327
                       Nordic Baltic Holding AB (Finance)..........................         37,944          263,720
                       OM Gruppen AB (Finance).....................................          4,800          222,465
                       Sandvik AB (Industrial & Commercial)........................         18,800          414,133
                       Securitas AB, Class B (Industrial & Commercial).............         26,844          585,474
                       Skandia Forsakrings AB (Finance)............................         69,800        1,556,608
                       Skandinaviska Enskilda Bank, Class A (Finance)..............         27,000          334,188
                       Skanska AB, Class B (Industrial & Commercial)...............          8,600          285,104
                       SKF AB, Class B (Materials).................................          5,900           91,685
                       SSAB Svenskt Stal AB, Class A (Materials)...................          4,000           41,658
                       Svenska Cellulosa AB, Class B (Materials)...................         14,500          311,505
                       Svenska Handelsbanken AB, Series A (Finance)................         29,100          437,928
                       Telefonaktiebolaget LM Ericsson AB (Information
                         Technology)...............................................        251,700        4,913,228
                       Trelleborg AB, Class B (Multi-industry).....................          9,700           67,699

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

                       COMMON STOCK (CONTINUED)                                           SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       SWEDEN (continued)
                       Volvo AB, Class A (Consumer Discretionary)..................          2,900     $     51,865
                       Volvo AB, Class B (Consumer Discretionary)..................         11,000          202,126
                       WM-Data AB (Information Technology).........................         24,000          122,748
                                                                                                       -------------
                                                                                                         12,814,605
                                                                                                       -------------
                       SWITZERLAND -- 5.3%
                       ABB Ltd. (Industrial & Commercial)..........................          8,800        1,049,691
                       Adecco SA (Industrial & Commercial).........................            755          617,287
                       Alusuisse Lonza Group AG (Multi-industry)...................            160          110,100
                       Credit Suisse Group (Finance)...............................          7,250        1,557,948
                       Georg Fisher AG (Industrial & Commercial)...................            135           40,460
                       Givaudan AG (Consumer Staples)+.............................            408          118,979
                       Nestle SA (Consumer Staples)................................          2,700        5,627,225
                       Novartis AG (Healthcare)@...................................          3,100        4,788,527
                       Roche Holding AG (Healthcare)...............................             78          829,887
                       Roche Holding AG Gerusscheine NPV (Healthcare)..............            330        3,101,601
                       Schweizerische Rueckversicherungs-Gesellschaft (Consumer
                         Discretionary)............................................            600        1,260,565
                       SGS Societe Generale de Surveillance Holding SA, Series B
                         (Industrial & Commercial).................................             70          119,163
                       Sulzer AG (Multi-industry)..................................            170          116,166
                       Swatch Group AG (Consumer Discretionary)....................            205          287,415
                       Swisscom AG (Information Technology)........................            710          236,624
                       UBS AG (Finance)............................................         11,026        1,589,494
                       Valora Holding AG (Industrial & Commercial).................            265           71,004
                       Zurich Allied AG (Finance)..................................          1,945        1,049,272
                                                                                                       -------------
                                                                                                         22,571,408
                                                                                                       -------------
                       THAILAND -- 0.0%
                       Advance Agro PCL alien shares (Materials)+..................            660              283
                       CMIC Finance & Security PCL alien shares (Finance)+(1)......          6,700                0
                       Finance One PCL alien shares (Finance)+(1)..................         37,700                0
                       General Finance & Securities PLC alien shares
                         (Finance)+(1).............................................          7,650                0
                       Univest Land PLC alien shares (Real Estate)+(1).............         22,500                0
                                                                                                       -------------
                                                                                                                283
                                                                                                       -------------
                       UNITED KINGDOM -- 19.6%
                       3i Group PLC (Finance)......................................         36,088          767,958
                       Abbey National PLC (Finance)................................         50,406          565,783
                       Allied Zurich PLC (Finance).................................         64,698          837,704
                       Amvescap PLC (Finance)......................................         26,979          481,126
                       ARM Holdings PLC (Information Technology)+..................         40,497          459,111
                       AstraZeneca Group PLC (Healthcare)..........................         74,127        3,194,856
                       BAA PLC (Industrial & Commercial)...........................         50,041          400,830
                       Barclays PLC (Finance)......................................         65,250        1,476,534
                       Bass PLC (Consumer Staples).................................         55,781          591,006
                       BG Group PLC (Energy).......................................        184,807        1,217,896
                       BOC Group PLC (Materials)...................................         31,327          464,772
                       Boots Co. PLC (Consumer Discretionary)......................         38,133          294,303
                       BP Amoco PLC (Energy)@......................................      1,129,963        9,889,244
                       British Aerospace PLC (Industrial & Commercial).............        141,576          954,747
                       British Airways PLC (Information & Entertainment)...........         51,191          288,832
                       British American Tobacco PLC (Consumer Staples).............         98,398          589,837
                       British Land Co. PLC (Real Estate)..........................        123,950          783,872
                       British Sky Broadcasting Group PLC (Information &
                         Entertainment)............................................         80,926        1,484,416
                       British Telecommunications PLC (Information Technology).....        233,358        3,084,447
                       Burford Holdings PLC (Real Estate)+.........................         82,400          119,780
                       Burmah Castrol PLC (Energy).................................         10,948          273,992
                       Cadbury Schweppes PLC (Consumer Staples)....................         80,773          522,618

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

                       COMMON STOCK (CONTINUED)                                           SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Canary Wharf Group PLC (Real Estate)........................         68,496     $    488,605
                       Capita Group PLC (Industrial & Commercial)..................         15,162          366,502
                       Carlton Communications PLC (Information & Entertainment)....         34,002          400,000
                       Centrica PLC (Utilities)....................................        175,766          595,291
                       CGNU PLC (Finance)..........................................         73,391        1,153,730
                       Diageo PLC (Consumer Staples)...............................        147,886        1,298,706
                       Dixons Group PLC (Information Technology)...................         85,022          372,686
                       EMI Group PLC (Information & Entertainment).................         36,953          343,342
                       GKN PLC (Consumer Discretionary)............................         69,311          887,565
                       Glaxo Wellcome PLC (Healthcare).............................        152,118        4,381,472
                       Granada Compass PLC (Information & Entertainment)+..........        125,459        1,541,707
                       Grantchester Holdings PLC (Real Estate).....................        171,580          426,836
                       Great Portland Estates PLC (Real Estate)....................         84,140          288,121
                       Great Universal Stores PLC (Consumer Discretionary).........         54,773          362,396
                       Halifax Group PLC (Finance).................................         71,821          562,910
                       Hammerson PLC (Real Estate).................................         29,810          188,968
                       Hays PLC (Industrial & Commercial)..........................         86,721          480,853
                       Hilton Group PLC (Information & Entertainment)..............        105,723          356,482
                       HSBC Holdings PLC (Finance).................................        260,355        3,525,170
                       Imperial Chemical Industries PLC (Materials)................         66,096          474,952
                       Invensys PLC (Industrial & Commercial)......................        208,587          747,868
                       Kingfisher PLC (Consumer Discretionary).....................         65,448          549,250
                       Land Securities PLC (Real Estate)...........................         67,320          780,856
                       Legal & General Group PLC (Finance).........................        262,669          675,086
                       Lloyds TSB Group PLC (Finance)..............................        226,432        2,022,414
                       Logica PLC (Information Technology).........................         17,147          444,550
                       Marconi PLC (Information Technology)........................        119,529        1,930,086
                       Marks & Spencer PLC (Consumer Discretionary)................        140,798          459,980
                       MEPC PLC (Real Estate)......................................         11,418           98,987
                       Misys PLC (Information Technology)..........................         31,295          290,772
                       National Grid Group PLC (Utilities).........................         69,571          571,340
                       National Power PLC (Utilities)..............................         37,219          256,432
                       Nycomed Amersham PLC (Healthcare)...........................         31,235          297,938
                       Pearson PLC (Information & Entertainment)...................         25,403          695,901
                       Peninsular & Oriental Steam Navigation PLC (Industrial &
                         Commercial)...............................................         29,491          238,212
                       Pilkington PLC (Materials)..................................          4,021            5,966
                       Prudential PLC (Finance)....................................         85,874        1,172,374
                       Psion PLC (Information Technology)..........................          5,066           57,471
                       Railtrack Group PLC (Industrial & Commercial)...............         22,595          344,365
                       Reed International PLC (Information & Entertainment)........         47,667          381,099
                       Rentokil Initial PLC (Industrial & Commercial)..............         95,550          214,429
                       Reuters Group PLC (Information & Entertainment).............         66,861        1,281,532
                       Rexam PLC (Materials).......................................          5,222           20,269
                       Rio Tinto PLC (Materials)...................................         54,026          867,928
                       Royal Bank of Scotland Group PLC (Finance)..................         81,233        1,280,661
                       Sage Group PLC (Information Technology).....................         57,503          481,713
                       Sainsbury (J) PLC (Consumer Discretionary)..................         89,225          434,232
                       Schroders PLC (Finance).....................................         12,951          249,786
                       ScottishPower PLC (Utilities)...............................         86,685          727,475
                       SEMA Group PLC (Information Technology).....................         19,511          295,024
                       Slough Estates PLC (Real Estate)............................         62,350          360,670
                       Smith & Nephew PLC (Healthcare).............................         28,370          106,288
                       SmithKline Beecham PLC (Healthcare).........................        235,664        3,037,230
                       Tesco PLC (Consumer Discretionary)..........................        327,118        1,078,483
                       Thames Water PLC (Industrial & Commercial)..................          4,481           53,554
                       Unilever PLC (Consumer Staples).............................        123,352          737,573
                       United Utilities PLC (Utilities)............................         26,715          266,234

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Vodafone AirTouch PLC (Information Technology)@.............      2,600,373     $ 11,495,920
                       WPP Group PLC (Industrial & Commercial).....................         39,941          541,993
                                                                                                       -------------
                                                                                                         82,791,899
                                                                                                       -------------
                       TOTAL COMMON STOCK (cost $335,031,304)......................                     354,030,783
                                                                                                       -------------

                       PREFERRED STOCK -- 1.3%
                       ---------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.1%
                       News Corp., Ltd. (Information & Entertainment)..............         59,933          629,544
                                                                                                       -------------
                       BRAZIL -- 0.7%
                       Aracruz Celulose SA (Consumer Discretionary)................         41,000           87,082
                       Banco Bradesco SA (Finance).................................     21,000,000          182,789
                       Banco Itau SA (Finance).....................................      3,210,000          299,280
                       Companhia Brasileira de Distribuicao Grupo Pao de Acucar SA
                         (Consumer Discretionary)..................................      3,339,758          106,496
                       Companhia Cervejaraia Brahma (Finance)......................        211,000          222,293
                       Companhia Vale do Rio Doce (Industrial & Commercial)........         18,000          498,930
                       Compania Energetica de Minas Gerais (Utilities).............      9,911,000          186,773
                       Embratel Participa SA (Information Technology)..............     10,170,000          217,724
                       Petroleo Brasileiro SA (Utilities)..........................         16,800          443,141
                       Tele Centro Sul Participacoes SA (Information Technology)...     11,244,000          161,724
                       Tele Norte Leste Participacoes SA (Information
                         Technology)...............................................     12,198,620          293,110
                       Telesp Celular Participacoes SA (Information Technology)....      9,456,000          141,174
                                                                                                       -------------
                                                                                                          2,840,516
                                                                                                       -------------
                       GERMANY -- 0.5%
                       SAP AG non-voting (Information Technology)..................          8,331        1,845,161
                       Volkswagen AG (Consumer Discretionary)......................          2,630           68,851
                                                                                                       -------------
                                                                                                          1,914,012
                                                                                                       -------------
                       ITALY -- 0.0%
                       Fiat SpA (Consumer Discretionary)...........................          1,701           25,804
                                                                                                       -------------
                       TOTAL PREFERRED STOCK (cost $4,837,193).....................                       5,409,876
                                                                                                       -------------
                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES -- 0.0%                                         LOCAL CURRENCY)
                       ---------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Establissements Economiques du Casino Guichard-Perrachon SA
                         4.50% 2001 (Consumer Discretionary).......................    FRF  43,400           13,319
                       Sodexho Alliance SA 6.00% 2004 (Real Estate)................    FRF  30,000            4,252
                                                                                                       -------------
                                                                                                             17,571
                                                                                                       -------------
                       PORTUGAL -- 0.0%
                       Jeronimo Martins SGPS SA zero coupon 2004 (Consumer
                         Staples)..................................................    PTE1,746,000          10,008
                                                                                                       -------------
                       TOTAL BONDS & NOTES (cost $23,975)..........................                          27,579
                                                                                                       -------------
                       TOTAL INVESTMENT SECURITIES (cost $339,892,472).............                     359,468,238
                                                                                                       -------------

---------------------

                                                                                        PRINCIPAL
                       SHORT-TERM SECURITIES -- 6.3%                                     AMOUNT            VALUE
                       ---------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 6.3%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         4.88% due 8/01/00 @ (cost $26,651,000)....................    $26,651,000     $ 26,651,000
                                                                                                       -------------
                       TOTAL INVESTMENTS --
                         (cost $366,543,472)                           91.2%                            386,119,238
                       Other assets less liabilities --                 8.8                              37,364,174
                                                                      ------                           -------------
                       NET ASSETS --                                  100.0%                           $423,483,412
                                                                      ======                           =============

              -----------------------------
               +  Non-income producing securities
              (1) Fair valued security; see Note 2
               @ The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                                                   EXPIRATION     VALUE AT      VALUE AS OF     UNREALIZED
                       CONTRACTS   DESCRIPTION        DATE       TRADE DATE    JULY 31, 2000   DEPRECIATION
                       ------------------------------------------------------------------------------------
                       39 Long    PLUB 35 Index  August 2000     $ 3,955,853    $ 3,805,630    $  (150,223)
                       155 Long   CAC 40 Index   September 2000    9,579,755      9,415,924       (163,831)
                       192 Long   TOPIX Index    September 2000   27,867,577     25,668,910     (2,198,667)
                       5 Long     DAX 30 Index   September 2000      852,779        842,279        (10,500)
                                                                                               ------------
                                                                                               $(2,523,221)
                                                                                               ============

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                           CONTRACT                IN           DELIVERY  GROSS UNREALIZED
                          TO DELIVER          EXCHANGE FOR        DATE      APPRECIATION
                       -------------------------------------------------------------------
                       EUR*    7,970,625   USD      7,672,125    9/8/00     $   267,331
                       EUR*      205,000   USD        195,109    9/8/00           4,662
                       EUR*       51,813   USD         50,000    9/8/00           1,865
                       EUR*      145,948   USD        141,000    9/8/00           5,413
                       JPY   109,695,265   USD      1,031,135    8/4/00          30,253
                       JPY*   81,978,000   USD        780,000   9/11/00          26,679
                                                                            ------------
                                                                                336,203
                                                                            ------------
                                                                          GROSS UNREALIZED
                                                                            DEPRECIATION
                       -------------------------------------------------------------------
                       USD*   17,567,810   EUR     18,401,875    9/8/00     $  (472,276)
                       USD*    4,582,728   EUR      4,810,000    9/8/00        (114,187)
                       USD*    2,333,859   JPY    244,691,107   9/11/00         (85,316)
                       USD     5,608,091   JPY    586,830,665   9/11/00        (215,522)
                       USD    22,310,506   JPY  2,389,455,169   9/11/00        (353,058)
                                                                            ------------
                                                                             (1,240,359)
                                                                            ------------
                                Net Unrealized Depreciation.............    $  (904,156)
                                                                            ============

             ----------------------------

              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

EUR  --   Euro Dollar
FRF  --   French Franc
JPY  --   Japanese Yen
PTE  --   Portuguese Escudo
USD  --   United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EMERGING MARKETS
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 93.7%                                            SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       ARGENTINA -- 1.2%
                       Telecom Argentina Stet ADR (Information Technology).........       25,100   $    643,188
                       TV Azteca SA de CV ADR (Information & Entertainment)........       47,600        556,325
                                                                                                   -------------
                                                                                                      1,199,513
                                                                                                   -------------
                       BRAZIL -- 6.9%
                       Aracruz Celulose SA ADR (Materials).........................       13,608        293,422
                       Brasil Telecom Participacoes SA ADR (Information
                         Technology)...............................................        5,000        360,000
                       Centrais Geradoras do Sul do Brasil SA (Utilities)+.........   62,400,000         87,536
                       Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR
                         (Consumer Discretionary)..................................       11,100        350,344
                       Companhia Paulista de Forca e Luz (Utilities)+..............           48              0
                       Companhia Vale do Rio Doce ADR (Materials)..................       42,915      1,193,385
                       Embratel Participacoes SA (Information Technology)..........   11,900,000        201,127
                       Embratel Participacoes SA ADR (Information Technology)......       17,300        371,950
                       Globo Cabo SA ADR (Information & Entertainment)+............       12,500        192,969
                       Petroleo Brasileiro SA (Energy).............................       12,000        313,690
                       Petroleo Brasileiro SA ADR (Energy).........................       32,465        868,069
                       Tele Celular Sul Participacoes SA (Information
                         Technology)+..............................................   97,000,000        256,845
                       Tele Celular Sul Participacoes SA ADR (Information
                         Technology)...............................................       20,050        715,534
                       Tele Norte Leste Participacoes SA ADR (Information
                         Technology)...............................................       31,500        754,031
                       Telefonica SA (Information Technology)+.....................            1             21
                       Telesp Celular Participacoes SA ADR (Information
                         Technology)...............................................       14,344        540,589
                       Uniao de Bancos Brasileiros SA GDR (Finance)................        7,500        224,531
                       Votorantim Celulose e Papel SA ADR (Materials)..............       15,900        349,110
                                                                                                   -------------
                                                                                                      7,073,153
                                                                                                   -------------
                       CANADA -- 0.1%
                       Global Light Telecommunications, Inc. (Information
                         Technology)+..............................................       11,200        122,500
                                                                                                   -------------
                       CHILE -- 0.2%
                       Compania de Telecomunicaciones de Chile SA ADR
                         (Utilities)...............................................       16,500        247,500
                                                                                                   -------------
                       CHINA -- 1.9%
                       Beijing Capital International Airport Co., Ltd. (Industrial
                         & Commercial)+............................................      462,000        109,007
                       Beijing Datang Power Generation Co., Ltd. (Utilities).......    1,262,000        307,473
                       Beijing Yanhua Petrochemical Co., Ltd. (Materials)..........    1,850,000        265,696
                       China Eastern Airlines Corp., Ltd. (Information &
                         Entertainment)+...........................................    1,420,000        273,133
                       PetroChina Co., Ltd. (Energy)+..............................    2,660,000        607,150
                       Shanghai Industrial Holdings Ltd. (Industrial &
                         Commercial)...............................................      116,000        247,666
                       Sinopec Zhenhai Refining & Chemical Co., Ltd. (Energy)......      682,000        136,428
                                                                                                   -------------
                                                                                                      1,946,553
                                                                                                   -------------

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       EGYPT -- 0.6%
                       Al Ahram Beverages Co. SAE (Consumer Staples)+..............       19,950   $    337,360
                       Al Ahram Beverages Co. SAE GDR (Consumer Staples)+*.........       15,150        257,285
                                                                                                   -------------
                                                                                                        594,645
                                                                                                   -------------
                       GREECE -- 1.1%
                       Hellenic Telecommunications Organization SA (Information
                         Technology)...............................................       26,793        602,206
                       Panafon Hellenic Telecom SA GDR (Information Technology)....        1,000         11,650
                       Panafon Hellenic Telecom SA GDR (Information Technology)+...       46,500        545,491
                                                                                                   -------------
                                                                                                      1,159,347
                                                                                                   -------------
                       HONG KONG -- 6.3%
                       China Everbright Ltd. (Finance).............................      396,000        357,997
                       China Mobile (Hong Kong) Ltd. (Information Technology)+.....      464,000      3,688,962
                       China Unicom Ltd. (Information Technology)+.................      271,000        627,250
                       Citic Pacific Ltd. (Industrial & Commercial)................      145,000        773,492
                       Johnson Electric Holdings Ltd. (Industrial & Commercial)....       54,500        529,387
                       Legend Holdings Ltd. (Information Technology)...............      462,000        521,338
                                                                                                   -------------
                                                                                                      6,498,426
                                                                                                   -------------
                       HUNGARY -- 0.8%
                       Cosco Pacific Ltd. (Industrial & Commercial)................      510,000        454,516
                       OTP Bank Ltd. ADR (Finance).................................        5,400        278,627
                       OTP Bank Ltd. GDR (Finance).................................        2,200        113,300
                                                                                                   -------------
                                                                                                        846,443
                                                                                                   -------------
                       INDIA -- 7.0%
                       BSES Ltd. (Utilities).......................................       47,100        245,485
                       HCL Technologies Ltd. (Information Technology)+*............       12,400        290,160
                       HCL Technologies Ltd. (Information Technology)+(1)..........       11,100        600,177
                       Hindustan Lever Ltd. (Consumer Staples)+....................      224,200      1,204,857
                       Hindustan Petroleum Corp., Ltd. (Energy)....................       41,800        107,585
                       Housing Developmental Finance Corp., Ltd. (Finance).........       39,900        447,757
                       Hughes Software Systems Ltd. (Information Technology)+......          100          5,923
                       ICICI Bank Ltd. ADR (Finance)+..............................       36,600        439,200
                       ICICI Ltd. ADR (Finance)....................................       19,000        294,500
                       Infosys Technologies Ltd. (Information Technology)..........          700        105,675
                       Infosys Technologies Ltd. (Information Technology)..........          300         45,289
                       Infosys Technologies Ltd. (Information Technology)..........        6,600        996,366
                       Infosys Technologies Ltd. (Information Technology)..........          750        113,223
                       ITC Ltd. (Consumer Staples).................................       18,100        297,736
                       Larsen & Toubro Ltd. (Industrial & Commercial)..............       41,000        178,243
                       Mahanagar Telephone Nigam Ltd. GDR (Information
                         Technology)...............................................       30,000        230,373
                       Mahindra & Mahindra Ltd. (Consumer Discretionary)...........       34,100        148,889
                       Mahindra & Mahindra Ltd. GDR (Consumer Discretionary).......        4,100         19,475
                       Reliance Industries Ltd. (Materials)........................       69,300        519,865
                       Satyam Computer Services Ltd. (Information Technology)......        5,500        300,321
                       Silverline Technologies Ltd. ADR (Information
                         Technology)+..............................................       13,760        234,780
                       Videsh Sanchar Nigam Ltd. GDR (Information Technology)......       22,700        246,295
                       Wipro Ltd. (Information Technology).........................          200         10,799
                       Wipro Ltd. (Information Technology).........................        1,500         80,990
                                                                                                   -------------
                                                                                                      7,163,963
                                                                                                   -------------
                       ISRAEL -- 4.8%
                       Advanced Vision Technology Ltd. (Information &
                         Entertainment)+...........................................       17,400        314,429
                       AudioCodes Ltd. (Information Technology)+...................        5,500        544,500
                       ESC Medical Systems Ltd. (Healthcare)+......................       31,500        519,750
                       Gilat Satellite Networks Ltd. (Information Technology)+.....        6,810        544,800

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       ISRAEL (continued)
                       M-Systems Flash Disk Pioneers Ltd. (Information
                         Technology)+..............................................        8,600   $    519,225
                       Magic Software Enterprises Ltd. (Information Technology)+...       22,300        228,575
                       NICE Systems Ltd. ADR (Information Technology)+.............       11,410        835,783
                       Orbotech Ltd. (Information Technology)+.....................       14,750      1,215,031
                       Orckit Communications Ltd. (Information Technology)+........       19,300        174,906
                                                                                                   -------------
                                                                                                      4,896,999
                                                                                                   -------------
                       KOREA -- 11.8%
                       BreezeCom Ltd. (Information Technology)+....................        8,400        296,100
                       Cheil Communication, Inc. (Information & Entertainment).....        3,680        395,433
                       H&CB (Finance)..............................................       20,320        420,320
                       Hyundai Motor Co., Ltd. (Consumer Discretionary)............       17,700        236,951
                       Kookmin Bank (Finance)......................................       36,270        430,336
                       Korea Electric Power Corp. (Utilities)......................       60,650      1,748,762
                       Korea Telecom Corp. ADR (Information Technology)............       15,800        590,525
                       Korea Telecom Freetel (Information Technology)+.............        7,250        390,172
                       Pohang Iron & Steel Co., Ltd. (Materials)...................        4,350        346,208
                       Pohang Iron & Steel Co., Ltd. ADR (Materials)...............        9,700        210,369
                       Samsung Electro Mechanics Co., Ltd. (Information
                         Technology)+..............................................       13,650        611,148
                       Samsung Electronics (Information Technology)................       14,226      3,757,932
                       Samsung SDI Co., Ltd. (Information Technology)..............        5,600        247,217
                       Shinhan Bank (Finance)......................................       55,000        556,526
                       SK Telecom Co., Ltd. (Information Technology)...............        7,010      1,745,046
                       SK Telecom Co., Ltd. ADR (Information Technology)...........        4,700        143,350
                                                                                                   -------------
                                                                                                     12,126,395
                                                                                                   -------------
                       MALAYSIA -- 3.3%
                       Commerce Asset-Holding Berhad (Finance).....................      112,000        291,790
                       Digi.com Berhad (Information Technology)+...................      159,000        255,237
                       IJM Corp. Berhad (Industrial & Commercial)..................      388,000        336,947
                       Malayan Banking Berhad (Finance)............................      102,000        378,474
                       Malaysian Pacific Industries Berhad (Information
                         Technology)...............................................       45,200        356,842
                       Public Bank Berhad (Finance)................................      306,000        235,942
                       Resorts World Berhad (Information & Entertainment)..........      120,000        271,579
                       Tanjong PLC (Information & Entertainment)...................      161,000        383,434
                       Telekom Malaysia Berhad (Information Technology)............      117,000        366,395
                       Tenaga Nasional Berhad (Utilities)..........................      134,000        458,421
                       WTK Holdings Berhad (Materials).............................       29,500         59,388
                                                                                                   -------------
                                                                                                      3,394,449
                                                                                                   -------------
                       MEXICO -- 13.8%
                       Alfa SA, Class A (Multi-industry)...........................       88,000        231,134
                       Carso Global Telecom, Series A1 (Information Technology)+...      461,224      1,199,104
                       Cemex SA de CV ADR (Materials)..............................       32,724        769,014
                       Coca-Cola Femsa SA ADR (Consumer Staples)...................       42,900        852,638
                       Compania de Minas Buenaventura SA, Series B ADR
                         (Materials)...............................................       11,000        181,500
                       Consorico ARA SA de CV (Real Estate)+.......................      193,800        285,548
                       Controladora Comercial Mexicana SA de CV (Consumer
                         Discretionary)............................................      151,300        177,696
                       Corporacion Moctezuma SA de CV (Materials)..................      272,584        451,105
                       Fomento Economico Mexicano SA de CV (Industrial &
                         Commercial)...............................................      138,478        572,186
                       Grupo Carso SA de CV, Series A1 (Multi-industry)+...........      143,200        489,259
                       Grupo Elektra SA de CV ADR (Consumer Discretionary).........       41,800        412,775
                       Grupo Financiero Banamex Accival SA de CV (Finance)+........      441,037      2,114,303
                       Grupo Iusacell SA de CV ADR (Information Technology)+.......       15,200        200,450
                       Grupo Mexico SA, Series B (Materials).......................       83,805        314,067
                       Grupo Modelo SA de CV, Series C (Consumer Staples)..........      298,000        690,433
                       Grupo Sanborns SA (Consumer Discretionary)+.................      253,700        410,644

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       MEXICO (continued)
                       Grupo Televisa SA GDR (Information & Entertainment)+........       17,402   $  1,124,604
                       Organizacion Soriana SA de CV, Series B (Consumer
                         Discretionary)............................................       77,700        288,700
                       Telefonos de Mexico SA de CV ADR (Utilities)................       64,900      3,415,363
                                                                                                   -------------
                                                                                                     14,180,523
                                                                                                   -------------
                       PERU -- 0.9%
                       Companhia Cervejaria Brahma ADR (Consumer Staples)..........       44,800        949,200
                                                                                                   -------------
                       PHILIPPINES -- 0.2%
                       Manila Electric Co. (Utilities).............................      121,520        156,800
                                                                                                   -------------
                       POLAND -- 2.6%
                       Agora SA GDR (Information & Entertainment)+.................       18,700        474,980
                       Agora SA GDR (Information & Entertainment)+*................       10,700        271,780
                       Bank Polska Kasa Opieki Grupa Pekao SA (Finance)+...........       40,000        500,720
                       Europejski Fundusz Leasingowy SA GDR (Finance)+*............       11,800        192,930
                       Europejski Fundusz Leasingowy SA GDR (Finance)+.............        2,700         43,605
                       Orbis SA (Information & Entertainment)+.....................       53,500        356,441
                       Polski Koncern Naftowy Orlen SA GDR (Energy)*(1)............       83,300        793,433
                                                                                                   -------------
                                                                                                      2,633,889
                                                                                                   -------------
                       RUSSIA -- 2.2%
                       A.O. Tatneft ADR (Energy)...................................       53,300        533,000
                       Surgutneftegaz ADR (Energy).................................       85,250      1,302,194
                       Vimpel-Communications ADR (Information Technology)+.........       17,200        438,600
                                                                                                   -------------
                                                                                                      2,273,794
                                                                                                   -------------
                       SOUTH AFRICA -- 6.0%
                       African Bank Investments Ltd. (Finance)+....................      138,440        162,110
                       AngloGold Ltd. (Materials)..................................        8,300        328,661
                       De Beers Centenary AG (Materials)...........................       30,810        721,556
                       Dimension Data Holdings PLC (Information Technology)+.......       11,800        101,215
                       Impala Platinum Holdings Ltd. (Materials)...................       26,600      1,014,316
                       Johnnic Holdings Ltd. (Industrial & Commercial).............       81,370      1,110,654
                       Profurn Ltd. (Consumer Discretionary).......................       61,500         40,647
                       Sappi Ltd. (Materials)......................................      134,300      1,103,730
                       Sasol Ltd. (Energy).........................................      128,400        811,724
                       Standard Bank Investment Corp., Ltd. (Finance)..............      201,000        778,297
                                                                                                   -------------
                                                                                                      6,172,910
                                                                                                   -------------
                       TAIWAN -- 12.0%
                       Acer Communications & Multimedia, Inc. (Information
                         Technology)...............................................       18,080         50,724
                       ASE Test Ltd. (Information Technology)+.....................       22,440        614,295
                       Asustek Computer, Inc. (Information Technology).............       88,721        695,234
                       Bank Sinopac (Finance)+.....................................      560,423        375,905
                       Cathay Life Insurance Co., Ltd. (Finance)...................      298,080        725,735
                       Chinatrust Commercial Bank (Finance)+.......................      358,600        342,295
                       D-Link Corp. (Information Technology).......................      148,250        389,628
                       Delta Electronics, Inc. (Utilities).........................       85,000        333,038
                       Far Eastern Textile Ltd. (Consumer Discretionary)...........      231,470        312,757
                       Hon Hai Precision Industry Co., Ltd. (Information
                         Technology)...............................................      147,739      1,148,181
                       Macronix International Co., Ltd. (Information
                         Technology)+..............................................       18,330         38,126
                       Nan Ya Plastic Corp. (Materials)............................      374,000        753,789
                       President Chain Store Corp. (Consumer Discretionary)........      119,136        439,893
                       Siliconware Precision Industries Co. ADR (Information
                         Technology)+..............................................       45,700        368,456

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       TAIWAN (continued)
                       Taishin International Bank (Finance)+.......................      462,400   $    322,084
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................      636,308      2,605,970
                       United Microelectronics Corp. (Information Technology)+.....      601,520      1,454,821
                       United World Chinese Commercial Bank (Finance)..............      416,640        440,690
                       Winbond Electronics Corp. GDR (Information
                         Technology)+*(1)..........................................       34,837        836,088
                                                                                                   -------------
                                                                                                     12,247,709
                                                                                                   -------------
                       THAILAND -- 1.4%
                       Advanced Info Service PCL (Information Technology)+.........       33,300        370,717
                       BEC World PCL (Information & Entertainment).................       51,300        263,204
                       PTT Exploration & Production PCL (Energy)...................       44,000        200,194
                       Siam Cement PCL (Materials)+................................       11,300        140,019
                       TelecomAsia Corp. PCL (Utilities)+..........................      374,100        253,504
                       Thai Farmers Bank PCL (Finance)+............................      325,700        189,177
                                                                                                   -------------
                                                                                                      1,416,815
                                                                                                   -------------
                       TURKEY -- 5.7%
                       Anadolu Efes Biracilik ve Malt Sanayii AS (Consumer
                         Staples)+.................................................   13,649,267        816,357
                       Dogan Sirketler Grubu Holding AS (Industrial &
                         Commercial)+..............................................   23,716,900        587,930
                       Enka Holding Yatirim AS (Industrial & Commercial)...........    3,598,880        849,661
                       Haci Omer Sabanci Holdings AS ADR (Industrial &
                         Commercial)*..............................................      137,047        366,601
                       Hurriyet Gazetecilik ve Matbaacilik AS (Information &
                         Entertainment)............................................   59,218,550        624,481
                       Turkcell Iletisim Hizmetleri AS (Information Technology)+...    9,381,400        634,926
                       Turkiye Garanti Bankasi AS (Finance)+.......................   46,568,600        527,731
                       Vestel Elektronik Sanayi ve Ticaret AS (Information &
                         Entertainment)+...........................................    2,435,700        517,541
                       Yapi Ve Kredi Bankasi AS GDR (Finance)......................       43,856        460,484
                       Yapi Ve Kredi Bankasi AS GDR (Finance)*.....................       14,592        153,216
                       Yazicilar AS (Industrial & Commercial)+.....................    3,871,800        255,946
                                                                                                   -------------
                                                                                                      5,794,874
                                                                                                   -------------
                       UNITED KINGDOM -- 1.5%
                       Billiton PLC (Materials)....................................      185,800        706,093
                       Old Mutual PLC (Finance)....................................      384,200        866,523
                                                                                                   -------------
                                                                                                      1,572,616
                                                                                                   -------------
                       UNITED STATES -- 1.1%
                       DSP Group, Inc. (Information Technology)+...................       14,900        624,869
                       MIH Ltd. (Information & Entertainment)+.....................       11,000        332,062
                       Tioga Technologies Ltd. (Information Technology)+...........       19,400        145,500
                                                                                                   -------------
                                                                                                      1,102,431
                                                                                                   -------------
                       VENEZUELA -- 0.3%
                       Compania Anonima Nacional Telefonos de Venezuela ADR
                         (Utilities)...............................................       11,950        292,775
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $100,661,420)......................                  96,064,222
                                                                                                   -------------

---------------------

                       PREFERRED STOCK -- 3.4%                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       BRAZIL -- 3.4%
                       Banco Bradesco SA (Finance).................................   45,000,190   $    391,692
                       Banco Itau SA (Finance).....................................    5,030,000        468,966
                       Celular CRT Participacoes SA (Information Technology)+......    1,000,000        476,090
                       Companhia Paulista de Forca e Luz, Class A (Utilities)......           68              3
                       Eletropaulo Metropolitana -- eletricidade de Sao Paulo SA
                         (Utilities)...............................................    9,200,000        624,563
                       Embraer -- Empresa Brasileira de Aeronautica SA (Industrial
                         & Commercial).............................................      119,080        670,873
                       Gerdau SA (Materials).......................................   36,400,000        481,505
                       Usinas Siderurgicas de Minas Gerais SA (Materials)..........       58,400        322,434
                                                                                                   -------------
                                                                                                      3,436,126
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $2,703,517).....................                   3,436,126
                                                                                                   -------------
                       RIGHTS -- 0.0%+                                                 RIGHTS
                       -----------------------------------------------------------------------------------------
                       THAILAND -- 0.0%
                       TelecomAsia Corp. 4/3/08....................................      124,768              0
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $103,364,937).............                  99,500,348
                                                                                                   -------------
                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 0.4%                                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 0.4%
                       Agreement with SG Warburg Dillon Read LLC, bearing interest at 6.54%, dated 7/31/00, to be repurchased 8/01/00 in the
                         amount of $438,080 and collateralized by $343,000 of U.S.
                         Treasury Bonds, bearing interest at 8.13%, due 8/15/21 and
                         having an approximate value of $447,936 (cost $438,000)...  $   438,000        438,000
                                                                                                   ------------

                       TOTAL INVESTMENTS --
                         (cost $103,802,937)                               97.5%                     99,938,348
                       Other assets less liabilities --                     2.5                       2,539,503
                                                                          ------                  -------------
                       NET ASSETS --                                      100.0%                  $ 102,477,851
                                                                          ======                  =============

             ----------------------------
               +  Non-income producing securities
               * Resale restricted to qualified institutional buyers ADR -- American Depository Receipt
              GDR -- Global Depository Receipt
              (1) Fair valued security; see Note 2

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    TECHNOLOGY PORTFOLIO                   INVESTMENT PORTFOLIO -- JULY 31, 2000
                                                                     (UNAUDITED)

                       COMMON STOCK -- 98.5%                                           SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE -- 6.1%
                       Drugs -- 3.0%
                       Corixa Corp.+...............................................        1,100   $    37,537
                       CV Therapeutics, Inc.+......................................        1,000        58,125
                       Genentech, Inc.+............................................          350        53,244
                       Gilead Sciences, Inc.+......................................          850        63,006
                       NPS Pharmaceuticals, Inc.+..................................        2,000        56,500
                       Tularik, Inc.+..............................................          950        25,294

                       Health Services -- 0.4%
                       Applied Molecular Evolution, Inc.+..........................          100         2,637
                       Exelixis, Inc.+.............................................          950        36,991

                       Medical Products -- 2.7%
                       Aclara Biosciences, Inc.+...................................          600        25,200
                       Argonaut Technologies, Inc.+................................          200         3,947
                       BioSource International, Inc.+..............................        2,500        46,875
                       Illumina, Inc.+.............................................          100         3,500
                       MedImmune, Inc.+............................................          600        35,700
                       Millenium Pharmaceuticals, Inc.+............................          350        33,688
                       PE Corp-PE Biosystems Group.................................        1,250       108,984
                                                                                                   ------------
                                                                                                       591,228
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 3.5%
                       Business Services -- 2.2%
                       Corporate Executive Board Co.+..............................        1,100        70,400
                       Maxim Integrated Products, Inc.+............................        2,200       145,337

                       Multi-Industry -- 1.3%
                       Sycamore Networks, Inc.+....................................          450        55,491
                       Tyco International Ltd. ....................................        1,250        66,875
                                                                                                   ------------
                                                                                                       338,103
                                                                                                   ------------
                       INFORMATION & ENTERTAINMENT -- 1.6%
                       Broadcasting & Media -- 1.6%
                       Gemstar-TV Guide International, Inc.+.......................        1,550        94,269
                       Pegasus Communications Corp.+...............................        1,400        59,150
                                                                                                   ------------
                                                                                                       153,419
                                                                                                   ------------
                       INFORMATION TECHNOLOGY -- 85.8%
                       Cellular -- 0.6%
                       China Mobile Hong Kong Ltd. ADR+............................        1,325        55,236

                       Communication Equipment -- 9.6%
                       Accord Networks Ltd.+.......................................        2,300        18,975
                       Advanced Fibre Communications, Inc.+........................        2,300        98,612
                       Ariba, Inc.+................................................          800        92,750
                       Ericsson L.M. Telecommunications Co., Class B ADR...........        2,100        41,212
                       Extreme Networks, Inc.+.....................................        1,050       146,623
                       Foundry Networks, Inc.+.....................................          200        16,363
                       Gilat Satellite Networks Ltd.+..............................          400        32,000
                       Juniper Networks, Inc.+.....................................          650        92,584

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Communication Equipment (continued)
                       Motorola, Inc. .............................................        2,350   $    77,697
                       Proxim, Inc.+...............................................        1,050        79,866
                       SBA Communications Corp.+...................................        2,250       101,531
                       Scientific-Atlanta, Inc. ...................................        1,650       127,050

                       Computers & Business Equipment -- 10.3%
                       ASM Lithography Holdings NV+................................        3,100       123,225
                       Cisco Systems, Inc.+........................................        5,850       382,809
                       Linear Technology Corp. ....................................        1,600        88,400
                       SanDisk Corp.+..............................................        2,550       162,563
                       StorageNetworks, Inc.+......................................          350        38,194
                       Sun Microsystems, Inc.+.....................................        1,200       126,525
                       VERITAS Software Corp.+.....................................          750        76,453

                       Computer Services -- 2.1%
                       Brocade Communications Systems, Inc.+.......................          400        71,450
                       Documentum, Inc.+...........................................        1,050        49,219
                       Oracle Corp.+...............................................        1,150        86,465

                       Computer Software -- 8.1%
                       BEA Systems, Inc.+..........................................        1,100        47,369
                       i2 Technologies, Inc.+......................................          200        25,950
                       Informatica Corp.+..........................................        1,050        84,000
                       Mercury Interactive Corp.+..................................          650        64,523
                       Micromuse, Inc.+............................................          300        38,920
                       Microsoft Corp.+............................................        1,950       136,134
                       Netegrity, Inc.+............................................          600        47,400
                       PeopleSoft, Inc.+...........................................        2,500        54,531
                       Rational Software Corp.+....................................          550        55,963
                       Red Hat, Inc.+..............................................        1,550        29,063
                       Saga Systems, Inc.+.........................................       10,850       109,856
                       TIBCO Software, Inc.+.......................................          600        61,800
                       Vertel Corp.+...............................................        3,150        26,381

                       Electronics -- 30.3%
                       Advanced Micro Devices, Inc.+...............................        2,000       143,875
                       Altera Corp.+...............................................          700        68,731
                       Analog Devices, Inc.+.......................................        1,550       103,656
                       Applied Materials, Inc.+....................................          800        60,700
                       ASM International NV+.......................................        2,000        52,000
                       Asyst Technologies, Inc.+...................................        2,600        62,725
                       Atmel Corp.+................................................        1,100        32,931
                       Bookham Technology PLC ADR+.................................          700        43,925
                       Broadcom Corp., Class A+....................................          350        78,488
                       Chartered Semiconductor Manufacturing Ltd. ADR+.............          150        10,800
                       CIENA Corp.+................................................          550        78,169
                       Credence Systems Corp.+.....................................          500        21,375
                       Cypress Semiconductor Corp.+................................        2,200        82,087
                       Hi/fn, Inc.+................................................        1,150        55,703
                       Infineon Technologies AG ADR+...............................          450        30,600
                       Intel Corp. ................................................        4,200       280,350
                       Intersil Holding Corp.+.....................................        1,650        94,566
                       KLA-Tencor Corp.+...........................................        2,100       111,825
                       Lam Research Corp.+.........................................        2,650        77,513
                       LSI Logic Corp.+............................................        1,350        45,731
                       Metromedia Fiber Network, Inc., Class A+....................        1,550        54,444
                       Micrel, Inc.+...............................................        2,150       107,634
                       Microchip Technology, Inc.+.................................        1,200        83,325
                       National Semiconductor Corp.+...............................          750        27,141

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics (continued)
                       Novellus Systems, Inc.+.....................................        1,700   $    91,694
                       PerkinElmer, Inc. ..........................................          800        51,150
                       PMC-Sierra, Inc.+...........................................          550       106,631
                       QLogic Corp.+...............................................        3,650       271,925
                       Redback Networks, Inc.+.....................................          700        91,000
                       Texas Instruments, Inc. ....................................        1,000        58,688
                       TranSwitch Corp.+...........................................        4,150       331,481
                       Veeco Instruments, Inc+.....................................        1,000        78,750
                       Virage Logic Corp.+.........................................          100         1,200
                       Waters Corp.+...............................................          450        53,381

                       Internet Software -- 4.8%
                       CacheFlow, Inc.+............................................          850        57,800
                       Espeed, Inc., Class A+......................................          100         3,063
                       Inktomi Corp.+..............................................          500        53,500
                       Mediaplex, Inc.+............................................        1,900        17,219
                       Portal Software, Inc.+......................................        1,850        93,165
                       VeriSign, Inc.+.............................................        1,250       198,359
                       Vignette Corp.+.............................................        1,200        40,650

                       Telecommunications -- 18.7%
                       American Tower Corp., Class A+..............................        2,600       111,475
                       Corning, Inc. ..............................................          600       140,362
                       Corvis Corp.+...............................................          100         8,233
                       CTC Communications Group, Inc.+.............................        1,250        32,422
                       Ditech Communications Corp.+................................          550        26,331
                       Efficient Networks, Inc.+...................................        1,950       122,484
                       Exfo Electro-Optical Engineering, Inc.+.....................          350        18,134
                       Harmonic, Inc.+.............................................        5,900       139,019
                       Lexent, Inc.+...............................................          200         5,325
                       Lucent Technologies, Inc. ..................................          950        41,563
                       Net2000 Communications, Inc.+...............................        3,400        32,300
                       Next Level Communications, Inc.+............................          250        22,434
                       Nortel Networks Corp. ......................................        6,300       468,562
                       Powerwave Technologies, Inc.+...............................        3,250       112,734
                       SDL, Inc.+..................................................          950       329,709
                       Spectrasite Holdings, Inc.+.................................        1,700        36,125
                       Terayon Communication Systems, Inc.+........................          700        35,700
                       Time Warner Telecom, Inc., Class A+.........................          400        24,775
                       Tycom Ltd.+.................................................          600        20,438
                       Vodafone AirTouch PLC ADR+..................................        1,100        47,438
                       Westell Technologies, Inc., Class A+........................        1,750        42,109

                       Internet Content -- 1.3%
                       PurchasePro.com, Inc.+......................................        1,550        60,450
                       Yahoo!, Inc.+...............................................          550        70,778
                                                                                                   ------------
                                                                                                     8,324,542
                                                                                                   ------------
                       REAL ESTATE -- 0.7%
                       Real Estate Investment Trusts -- 0.7%
                       Pinnacle Holdings, Inc.+....................................        1,200        67,425
                                                                                                   ------------

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES -- 0.8%
                       Telephone -- 0.8%
                       NEXTLINK Communications, Inc., Class A+.....................        2,550   $    84,310
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $10,300,471)..............                  9,559,027
                                                                                                   ------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.4%                                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.4%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 6.44%, dated 7/31/00, to be repurchased
                         8/01/00 in the amount of $138,025 and collateralized by
                         $125,000 of U.S. Treasury Bonds, bearing interest at
                         10.38%, due 11/15/09 and having an approximate value of
                         $145,625 (cost $138,000)..................................     $138,000       138,000
                                                                                                   -----------

                       TOTAL INVESTMENTS --
                         (cost $10,438,471)                                  99.9%                   9,697,027
                       Other assets less liabilities --                       0.1                        6,700
                                                                            ------                 -----------
                       NET ASSETS --                                        100.0%                 $ 9,703,727
                                                                            ======                 ===========

             ----------------------------
              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    JULY 31, 2000 (UNAUDITED)

                                                                                                     WORLDWIDE
                                        CASH         CORPORATE         GLOBAL        HIGH-YIELD         HIGH         SUNAMERICA
                                     MANAGEMENT         BOND            BOND            BOND           INCOME         BALANCED
   ------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at
    value*......................    $         --    $173,824,977    $110,465,679    $295,958,926    $115,388,433    $ 518,391,588
   Short-term securities*.......     390,971,571       7,118,630      14,486,039              --       1,211,832       34,957,425
   Repurchase agreements (cost
    equals market)..............     131,531,000              --              --              --              --       14,688,000
   Cash.........................             269             143          10,264              --       1,295,540              218
   Foreign currency.............              --              --          33,281              --          98,345               --
   Receivables for--
    Fund shares sold............       6,622,325         159,900          46,982         347,232          45,879        1,038,666
    Dividends and accrued
      interest..................       1,426,145       3,627,386       1,737,956       6,642,117       3,007,085        2,392,521
    Sales of investments........              --         133,750         700,910       9,844,254         927,243       15,779,506
    Foreign currency
      contracts.................              --              --              --              --              --               --
    Variation margin on futures
      contracts.................              --              --              --              --          10,730               --
   Prepaid expenses.............           6,824           4,128           1,706           3,855           1,551            6,305
   Due from Adviser.............              --              --              --              --              --               --
   Deferred organizational
    expenses....................              --              --              --              --              --               --
   Unrealized appreciation on
    forward foreign currency
    contracts...................              --              --       3,062,208              --         114,067               --
                                    ---------------------------------------------------------------------------------------------
                                     530,558,134     184,868,914     130,545,025     312,796,384     122,100,705      587,254,229
                                    ---------------------------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed........      49,143,031         135,512         105,811         775,834          46,135          432,817
    Purchases of investments....              --         138,000              --       4,096,815         597,125               --
    Management fees.............         188,614          96,584          75,083         166,791         103,953          292,879
    Foreign currency
      contracts.................              --              --              --              --              --               --
    Variation margin on futures
      contracts.................              --              --              --              --              --               --
    Line of credit..............              --              --              --       7,376,304              --               --
   Other accrued expenses.......          67,987          39,147          60,139          51,691          48,447           45,830
   Unrealized depreciation on
    forward foreign currency
    contracts...................              --              --       1,218,283              --          30,143               --
   Due to custodian.............              --              --              --              --              --               --
   Due to Adviser...............              --              --              --              --              --               --
                                    ---------------------------------------------------------------------------------------------
                                      49,399,632         409,243       1,459,316      12,467,435         825,803          771,526
                                    ---------------------------------------------------------------------------------------------
   NET ASSETS...................    $481,158,502    $184,459,671    $129,085,709    $300,328,949    $121,274,902    $ 586,482,703
                                    =============================================================================================
   Shares of beneficial interest
    outstanding (unlimited
    shares authorized)..........      42,747,956      16,164,029      11,462,922      28,466,619      11,197,902       30,068,727
   Net asset value per share....    $      11.26    $      11.41    $      11.26    $      10.55    $      10.83    $       19.50
                                    =============================================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in..............    $445,812,601    $182,807,516    $122,410,622    $314,044,917    $137,057,741    $ 497,243,141
   Accumulated undistributed net
    investment income (loss)....      35,419,009      19,780,776       9,167,779      47,354,012      19,584,487       11,970,237
   Accumulated undistributed net
    realized gain (loss) on
    investments, futures
    contracts and options
    contracts...................          (6,147)     (5,006,636)        384,041     (23,789,295)    (26,903,467)      17,093,371
   Unrealized appreciation
    (depreciation) on
    investments.................         (66,961)    (13,121,985)     (4,688,399)    (37,280,685)     (8,607,954)      60,175,954
   Unrealized foreign exchange
    gain (loss) on other assets
    and liabilities.............              --              --       1,811,666              --          78,930               --
   Unrealized appreciation
    (depreciation) on futures
    and written options
    contracts...................              --              --              --              --          65,165               --
                                    ---------------------------------------------------------------------------------------------
                                    $481,158,502    $184,459,671    $129,085,709    $300,328,949    $121,274,902    $ 586,482,703
                                    =============================================================================================
   ---------------
   * Cost
    Investment securities.......    $         --    $186,896,080    $113,990,229    $333,239,611    $123,779,182    $ 458,215,634
                                    =============================================================================================
    Short-term securities.......    $391,038,532    $  7,169,512    $ 15,649,888    $         --    $  1,429,037    $  34,957,425
                                    =============================================================================================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 2000 (UNAUDITED)


                                      MFS TOTAL         ASSET          TELECOM         EQUITY        EQUITY           GROWTH-
                                        RETURN        ALLOCATION       UTILITY+        INCOME         INDEX           INCOME
   ------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at
    value*.......................    $217,107,026    $655,610,280    $107,518,566    $7,035,360    $67,552,951    $ 1,997,084,760
   Short-term securities*........      13,762,584      14,217,109       7,015,000            --         49,602         28,232,472
   Repurchase agreements (cost
    equals market)...............              --      37,926,000              --       400,000             --                 --
   Cash..........................          49,955       1,714,907             947           738          3,957             42,217
   Foreign currency..............          45,310              --              --            --             --                 --
   Receivables for--
    Fund shares sold.............         288,925         243,455         168,322         2,699         30,981          2,292,629
    Dividends and accrued
      interest...................       1,338,785       2,985,213         416,063        12,701         41,779            617,560
    Sales of investments.........       3,495,757      40,242,101       2,255,551         6,881         25,318         17,189,464
    Foreign currency contracts...              --              --              --            --             --                 --
    Variation margin on futures
      contracts..................              --          51,872              --            --             --             94,875
   Prepaid expenses..............           2,816           9,106           1,474            86             57             23,988
   Due from Adviser..............              --              --              --         6,791             --                 --
   Deferred organizational
    expenses.....................              --              --              --            --             --                 --
   Unrealized appreciation on
    forward foreign currency
    contracts....................              --              --              --            --             --                 --
                                     --------------------------------------------------------------------------------------------
                                      236,091,158     753,000,043     117,375,923     7,465,256     67,704,645      2,045,577,965
                                     --------------------------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.........         109,513         966,113          14,686           659         26,589          1,090,628
    Purchases of investments.....       2,664,445      64,237,364       2,165,813       129,382          7,326          7,704,051
    Management fees..............         129,745         348,289          76,951         4,044         23,557            930,598
    Foreign currency contracts...              --              --              --            --             --                 --
    Variation margin on futures
      contracts..................              --              --              --            --             --                 --
    Line of credit...............              --              --              --            --             --                 --
   Other accrued expenses........          31,889          87,685          32,215        27,844         31,441            132,935
   Unrealized depreciation on
    forward foreign currency
    contracts....................              --              --              --            --             --                 --
   Due to custodian..............              --              --              --            --             --                 --
   Due to Adviser................              --              --              --            --          3,676                 --
                                     --------------------------------------------------------------------------------------------
                                        2,935,592      65,639,451       2,289,665       161,929         92,589          9,858,212
                                     --------------------------------------------------------------------------------------------
   NET ASSETS....................    $233,155,566    $687,360,592    $115,086,258    $7,303,327    $67,612,056    $ 2,035,719,753
                                     ============================================================================================
   Shares of beneficial interest
    outstanding (unlimited shares
    authorized)..................      15,588,632      45,116,037       8,476,000       702,395      5,534,903         61,461,200
   Net asset value per share.....    $      14.96    $      15.24    $      13.58    $    10.40    $     12.22    $         33.12
                                     ============================================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...............    $215,058,065    $607,878,776    $114,611,811    $7,125,501    $62,418,930    $ 1,287,936,138
   Accumulated undistributed net
    investment income (loss).....       9,754,438      28,382,894       4,910,017        75,623        238,555         12,331,352
   Accumulated undistributed net
    realized gain (loss) on
    investments, futures
    contracts and options
    contracts....................       1,992,392      18,873,351       2,263,223      (273,478)       138,952        145,076,736
   Unrealized appreciation
    (depreciation) on
    investments..................       6,352,294      32,630,985      (6,698,793)      375,681      4,815,619        591,186,502
   Unrealized foreign exchange
    gain (loss) on other assets
    and liabilities..............          (1,623)             --              --            --             --                 --
   Unrealized appreciation
    (depreciation) on futures and
    written options contracts....              --        (405,414)             --            --             --           (810,975)
                                     --------------------------------------------------------------------------------------------
                                     $233,155,566    $687,360,592    $115,086,258    $7,303,327    $67,612,056    $ 2,035,719,753
                                     ============================================================================================
   ---------------
   * Cost
    Investment securities........    $210,750,613    $622,923,398    $114,217,359    $6,659,679    $62,737,332    $ 1,405,898,258
                                     ============================================================================================
    Short-term securities........    $ 13,766,703    $ 14,273,006    $  7,015,000    $       --    $    49,602    $    28,232,472
                                     ============================================================================================
   + Formerly Utility

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 2000 (UNAUDITED)

                                                                                                                         MFS
                                                      DAVIS                                            GOLDMAN         GROWTH
                                   FEDERATED         VENTURE         "DOGS" OF         ALLIANCE         SACHS            AND
                                     VALUE            VALUE+        WALL STREET         GROWTH         RESEARCH        INCOME
   ------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at
    value*....................    $196,264,455    $2,391,255,128    $ 78,488,893    $3,130,445,707    $7,492,331    $ 339,955,948
   Short-term securities*.....       9,156,000                --              --        77,591,000            --       16,300,000
   Repurchase agreements (cost
    equals market)............              --       171,422,000         183,000                --       394,000               --
   Cash.......................             539           201,982             934           205,035           321              508
   Foreign currency...........              --                --              --                --            --           34,101
   Receivables for--
    Fund shares sold..........         185,299         3,104,248          36,864         7,776,017        37,153          275,733
    Dividends and accrued
      interest................         174,774         1,197,024         164,852           894,814            71          187,360
    Sales of investments......       2,406,065         1,404,741       1,495,043           661,582            --        3,798,504
    Foreign currency
      contracts...............              --                --              --                --            --          661,985
    Variation margin on
      futures contracts.......              --                --              --                --            --               --
   Prepaid expenses...........           2,706            31,728           1,200            36,064            --            3,292
   Due from Adviser...........              --                --              --                --         7,724               --
   Deferred organizational
    expenses..................              --                --           2,147                --            --               --
   Unrealized appreciation on
    forward foreign currency
    contracts.................              --                --              --                --            --               --
                                  -----------------------------------------------------------------------------------------------
                                   208,189,838     2,568,616,851      80,372,933     3,217,610,219     7,931,600      361,217,431
                                  -----------------------------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed......         173,221         2,303,816         112,856         4,203,596           108          331,299
    Purchases of
      investments.............              --         6,615,382              --        30,209,165       392,024        1,847,614
    Management fees...........         128,657         1,569,529          42,404         1,678,773         5,314          218,074
    Foreign currency
      contracts...............              --                --              --                --            --          663,645
    Variation margin on
      futures contracts.......              --                --              --                --            --               --
    Line of credit............              --                --              --                --            --               --
   Other accrued expenses.....          36,720           184,875          31,268           180,260         7,994           39,115
   Unrealized depreciation on
    forward foreign currency
    contracts.................              --                --              --                --            --               --
   Due to custodian...........              --                --              --                --            --               --
   Due to Adviser.............              --                --              --                --            --               --
                                  -----------------------------------------------------------------------------------------------
                                       338,598        10,673,602         186,528        36,271,794       405,440        3,099,747
                                  -----------------------------------------------------------------------------------------------
   NET ASSETS.................    $207,851,240    $2,557,943,249    $ 80,186,405    $3,181,338,425    $7,526,160    $ 358,117,684
                                  ===============================================================================================
   Shares of beneficial
    interest outstanding
    (unlimited
    shares authorized)........      13,196,100        90,075,677      10,201,818        81,575,630       737,439       26,040,312
   Net asset value per
    share.....................    $      15.75    $        28.40    $       7.86    $        39.00    $    10.21    $       13.75
                                  ===============================================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in............    $193,712,656    $1,738,545,713    $101,916,112    $2,092,750,658    $7,487,830    $ 323,831,108
   Accumulated undistributed
    net investment income
    (loss)....................       4,444,938        15,565,486       3,438,859        (2,224,093)          701        2,983,247
   Accumulated undistributed
    net realized gain (loss)
    on investments, futures
    contracts and options
    contracts.................       9,962,011       315,965,065      (3,274,881)      544,707,070       (17,493)       5,635,898
   Unrealized appreciation
    (depreciation) on
    investments...............        (268,365)      487,866,985     (21,893,685)      546,104,790        55,122       25,668,437
   Unrealized foreign exchange
    gain (loss) on other
    assets
    and liabilities...........              --                --              --                --            --           (1,006)
   Unrealized appreciation
    (depreciation) on futures
    and written options
    contracts.................              --                --              --                --            --               --
                                  -----------------------------------------------------------------------------------------------
                                  $207,851,240    $2,557,943,249    $ 80,186,405    $3,181,338,425    $7,526,160    $ 358,117,684
                                  ===============================================================================================
   ---------------
   * Cost
    Investment securities.....    $196,532,820    $1,903,388,143    $100,382,578    $2,584,340,917    $7,437,209    $ 314,287,511
                                  ===============================================================================================
    Short-term securities.....    $  9,156,000    $           --    $         --    $   77,591,000    $       --    $  16,300,000
                                  ===============================================================================================
   + Formerly Venture Value

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 2000 (UNAUDITED)

                                                                                        SMALL           MFS
                                           PUTNAM       BLUE CHIP         REAL         COMPANY        MID-CAP        AGGRESSIVE
                                           GROWTH         GROWTH         ESTATE         VALUE          GROWTH          GROWTH
   ------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at
    value*..........................    $817,463,254    $2,770,528    $ 66,722,329    $5,418,248    $226,935,368    $ 452,878,407
   Short-term securities*...........              --            --              --            --      23,394,683               --
   Repurchase agreements (cost
    equals market)..................      30,195,000     1,195,000       3,600,000       590,000              --      108,859,000
   Cash.............................             962           205           1,292         9,990          64,498              709
   Foreign currency.................              --            --              --            --              --               --
   Receivables for--
    Fund shares sold................       1,318,509       265,782         141,262         9,837       3,681,625        4,120,307
    Dividends and accrued
      interest......................          96,191           365          66,829         1,658           7,461           48,565
    Sales of investments............       4,474,641        79,260              --         5,996         788,212       47,290,325
    Foreign currency contracts......              --            --              --            --              --               --
    Variation margin on futures
      contracts.....................              --            --              --            --              --               --
   Prepaid expenses.................           9,757            --             914            10           1,760            5,778
   Due from Adviser.................              --         7,838              --         6,617              --               --
   Deferred organizational
    expenses........................              --            --           2,401            --              --               --
   Unrealized appreciation on
    forward foreign currency
    contracts.......................              --            --              --            --              --               --
                                        -----------------------------------------------------------------------------------------
                                         853,558,314     4,318,978      70,535,027     6,042,356     254,873,607      613,203,091
                                        -----------------------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed............       1,028,162            67          82,306           122       1,210,536        2,765,461
    Purchases of investments........       5,352,176       115,839         259,475        81,528      10,734,212               --
    Management fees.................         548,702         1,782          45,868         5,081         153,891          367,624
    Foreign currency contracts......              --            --              --            --              --               --
    Variation margin on futures
      contracts.....................              --            --              --            --              --               --
    Line of credit..................              --            --              --            --              --               --
   Other accrued expenses...........          70,015         7,828          32,991        28,296          27,020           39,059
   Unrealized depreciation on
    forward foreign currency
    contracts.......................              --            --              --            --              --               --
   Due to custodian.................              29            --              --            --              --               --
   Due to Adviser...................              --            --              --            --              --               --
                                        -----------------------------------------------------------------------------------------
                                           6,999,084       125,516         420,640       115,027      12,125,659        3,172,144
                                        -----------------------------------------------------------------------------------------
   NET ASSETS.......................    $846,559,230    $4,193,462    $ 70,114,387    $5,927,329    $242,747,948    $ 610,030,947
                                        =========================================================================================
   Shares of beneficial interest
    outstanding (unlimited shares
    authorized).....................      31,271,363       422,128       6,708,048       507,376      12,819,903       26,060,974
   Net asset value per share........    $      27.07    $     9.93    $      10.45    $    11.68    $      18.94    $       23.41
                                        =========================================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in..................    $572,588,953    $4,252,726    $ 72,541,554    $5,084,105    $212,866,246    $ 452,135,472
   Accumulated undistributed net
    investment income (loss)........        (694,915)        3,772       3,940,971       (13,092)        (88,789)         351,920
   Accumulated undistributed net
    realized gain (loss) on
    investments, futures contracts
    and options contracts...........      93,473,521        (6,356)    (13,095,756)      630,971      27,599,027      131,055,416
   Unrealized appreciation
    (depreciation) on investments...     181,191,671       (56,680)      6,727,618       225,345       2,371,464       26,488,139
   Unrealized foreign exchange gain
    (loss) on other assets and
    liabilities.....................              --            --              --            --              --               --
   Unrealized appreciation
    (depreciation) on futures and
    written options contracts.......              --            --              --            --              --               --
                                        -----------------------------------------------------------------------------------------
                                        $846,559,230    $4,193,462    $ 70,114,387    $5,927,329    $242,747,948    $ 610,030,947
                                        =========================================================================================
   ---------------
   * Cost
    Investment securities...........    $636,271,583    $2,827,208    $ 59,994,711    $5,192,903    $224,563,904    $ 426,390,268
                                        =========================================================================================
    Short-term securities...........    $         --    $       --    $         --    $       --    $ 23,394,683    $          --
                                        =========================================================================================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 2000 (UNAUDITED)

                                                   INTERNATIONAL                    INTERNATIONAL
                                     GROWTH         GROWTH AND         GLOBAL        DIVERSIFIED       EMERGING
                                  OPPORTUNITIES       INCOME          EQUITIES        EQUITIES         MARKETS        TECHNOLOGY
   ------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at
    value*....................     $4,352,659      $302,528,377     $667,418,393    $359,468,238     $ 99,500,348    $  9,559,027
   Short-term securities*.....        970,058                --               --      26,651,000               --              --
   Repurchase agreements (cost
    equals market)............      2,222,000         3,361,000               --              --          438,000         138,000
   Cash.......................            928               150               --       8,146,189              595             209
   Foreign currency...........             --         3,085,617        2,030,187       1,402,905        1,397,663              --
   Receivables for--
    Fund shares sold..........         84,347         4,147,055        4,903,170      18,948,136          719,808         149,080
    Dividends and accrued
      interest................            569           689,173          463,355         579,665          212,221             149
    Sales of investments......         16,924         2,130,374       11,975,430      38,123,427        2,340,850         295,943
    Foreign currency
      contracts...............             --         6,915,985          787,246      44,642,223          798,236              --
    Variation margin on
      futures contracts.......             --                --               --              --               --              --
   Prepaid expenses...........             --             3,417            8,168           9,595            1,157              --
   Due from Adviser...........          7,375                --               --              --               --           6,330
   Deferred organizational
    expenses..................             --             2,401               --              --            2,401              --
   Unrealized appreciation on
    forward foreign currency
    contracts.................             --           110,218               --         336,203               --              --
                                   ----------------------------------------------------------------------------------------------
                                    7,654,860       322,973,767      687,585,949     498,307,581      105,411,279      10,148,738
                                   ----------------------------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed......         23,774           175,587          806,526         256,136          896,870         295,368
    Purchases of
      investments.............      2,064,687         4,784,700        9,280,644      25,568,465        1,033,802         134,830
    Management fees...........          2,171           254,466          417,170         375,768          117,448           6,872
    Foreign currency
      contracts...............             --         6,951,856          788,216      44,704,899          798,961              --
    Variation margin on
      futures contracts.......             --                --               --       2,523,221               --              --
    Line of credit............             --                --               --              --               --              --
   Other accrued expenses.....          7,706           109,130          107,873         155,321           86,347           7,941
   Unrealized depreciation on
    forward foreign currency
    contracts.................             --           683,391               --       1,240,359               --              --
   Due to custodian...........             --                --          155,566              --               --              --
   Due to Adviser.............             --                --               --              --               --              --
                                   ----------------------------------------------------------------------------------------------
                                    2,098,338        12,959,130       11,555,995      74,824,169        2,933,428         445,011
                                   ----------------------------------------------------------------------------------------------
   NET ASSETS.................     $5,556,522      $310,014,637     $676,029,954    $423,483,412     $102,477,851    $  9,703,727
                                   ==============================================================================================
   Shares of beneficial
    interest outstanding
    (unlimited
    shares authorized)........        574,651        23,730,398       31,073,201      30,182,796       11,050,942         998,425
   Net asset value per
    share.....................     $     9.67      $      13.06     $      21.76    $      14.03     $       9.27    $       9.72
                                   ==============================================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in............     $5,828,186      $282,823,902     $455,300,697    $315,884,077     $101,988,684    $ 10,473,672
   Accumulated undistributed
    net investment income
    (loss)....................          7,128           130,766         (104,479)      4,596,480         (358,558)          1,400
   Accumulated undistributed
    net realized gain (loss)
    on investments, futures
    contracts and options
    contracts.................        (35,373)       19,302,587      101,055,983      86,918,848        4,715,498         (29,901)
   Unrealized appreciation
    (depreciation) on
    investments...............       (243,419)        8,343,719      119,803,991      19,575,766       (3,864,589)       (741,444)
   Unrealized foreign exchange
    gain (loss) on other
    assets and liabilities....             --          (586,337)         (26,238)       (968,538)          (3,184)             --
   Unrealized appreciation
    (depreciation) on futures
    and written options
    contracts.................             --                --               --      (2,523,221)              --              --
                                   ----------------------------------------------------------------------------------------------
                                   $5,556,522      $310,014,637     $676,029,954    $423,483,412     $102,477,851    $  9,703,727
                                   ==============================================================================================

   ---------------
   *Cost
    Investment securities.....     $4,595,734      $294,184,658     $547,614,402    $339,892,472     $103,364,937    $ 10,300,471
                                   ==============================================================================================
    Short-term securities.....     $  970,402      $         --     $         --    $ 26,651,000     $         --    $         --
                                   ==============================================================================================


    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

                                                                                                               WORLDWIDE
                                                        CASH        CORPORATE      GLOBAL       HIGH-YIELD       HIGH
                                                     MANAGEMENT       BOND          BOND           BOND         INCOME
   ----------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $14,860,728   $ 7,724,930   $ 3,240,787   $ 16,901,900   $ 7,281,379
    Dividends......................................          --        252,238            --        568,173        37,878
                                                     --------------------------------------------------------------------
        Total income*..............................  14,860,728      7,977,168     3,240,787     17,470,073     7,319,257
                                                     --------------------------------------------------------------------
   EXPENSES:
    Management fees................................   1,170,512        566,067       437,067        950,732       612,657
    Custodian fees.................................      65,826         48,466        62,722         82,152        49,619
    Auditing fees..................................      11,830         11,830        14,525         11,830        14,525
    Reports to investors...........................      11,750          4,980         3,700          8,115         3,700
    Legal fees.....................................         857            607           561          2,512           527
    Trustees' fees.................................         317            182           175            324           108
    Interest expense...............................          --             --            --          6,612            --
    Amortization of organizational expenses........          --             --            --             --            --
    Other expenses.................................       2,373            878           551          1,148           420
                                                     --------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................   1,263,465        633,010       519,301      1,063,425       681,556
        Expenses reimbursed by the investment
          adviser..................................          --             --            --             --            --
        Custody credits earned on cash balances....      (4,646)        (1,686)       (5,572)        (9,182)       (4,699)
                                                     --------------------------------------------------------------------
   Net investment income (loss)....................  13,601,909      7,345,844     2,727,058     16,415,830     6,642,400
                                                     --------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......      (2,416)    (1,991,511)     (485,782)    (6,677,764)    3,095,533
    Net realized gain (loss) on futures and options
      contracts....................................          --             --            --             --        18,303
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................          --             --     4,274,158             --       329,129
    Change in unrealized appreciation/depreciation
      on investments...............................      44,238       (549,943)   (1,643,019)    (9,097,253)   (7,239,965)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............          --             --        29,189             --         9,811
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............          --             --            --             --          (160)
                                                     --------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............      41,822     (2,541,454)    2,174,546    (15,775,017)   (3,787,349)
                                                     --------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $13,643,731   $ 4,804,390   $ 4,901,604   $    640,813   $ 2,855,051
                                                     ====================================================================

   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $       --    $        --   $     6,486   $         --   $       473
                                                     ====================================================================

   ** Net of foreign withholding taxes on capital
    gains of.......................................  $       --    $        --   $        --   $         --   $   147,580
                                                     ====================================================================



                                                     SUNAMERICA
                                                      BALANCED
   ------------------------------------------------  -----------
   INCOME:
    Interest.......................................  $ 5,872,490
    Dividends......................................    1,062,302
                                                     -----------
        Total income*..............................    6,934,792
                                                     -----------
   EXPENSES:
    Management fees................................    1,623,426
    Custodian fees.................................       97,831
    Auditing fees..................................       10,885
    Reports to investors...........................       13,805
    Legal fees.....................................        1,953
    Trustees' fees.................................          573
    Interest expense...............................           --
    Amortization of organizational expenses........           --
    Other expenses.................................        1,759
                                                     -----------
        Total expenses before reimbursement and
          custody credits..........................    1,750,232
        Expenses reimbursed by the investment
          adviser..................................           --
        Custody credits earned on cash balances....         (256)
                                                     -----------
   Net investment income (loss)....................    5,184,816
                                                     -----------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   16,428,124
    Net realized gain (loss) on futures and options
      contracts....................................           --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................           --
    Change in unrealized appreciation/depreciation
      on investments...............................   (9,705,903)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............           --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............           --
                                                     -----------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    6,722,221
                                                     -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $11,907,037
                                                     ===========

   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $    13,740
                                                     ===========
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $        --
                                                     ===========


    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)


                                                      MFS TOTAL       ASSET        TELECOM      EQUITY       EQUITY       GROWTH-
                                                       RETURN      ALLOCATION     UTILITY+      INCOME       INDEX        INCOME
   ---------------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $ 3,386,541   $ 9,470,147   $   317,765   $  10,430   $   23,438   $ 2,742,055
    Dividends......................................    1,318,583     2,135,304     1,804,075      87,165      380,065     6,839,338
                                                     ------------------------------------------------------------------------------
        Total income*..............................    4,705,124    11,605,451     2,121,840      97,595      403,503     9,581,393
                                                     ------------------------------------------------------------------------------
   EXPENSES:
    Management fees................................      731,212     2,032,585       448,089      22,481      136,868     5,187,810
    Custodian fees.................................       58,164       137,505        35,465      34,738       33,507       290,957
    Auditing fees..................................       10,885        10,885        10,885      11,255       11,255        10,885
    Reports to investors...........................        3,540        17,715         3,700         115          763        48,530
    Legal fees.....................................          607         1,348           499         391          425         5,521
    Trustees' fees.................................          216           607           108         108          108         1,949
    Interest expense...............................           --            --            --          --           --            --
    Amortization of organizational expenses........           --            --            --          --           --            --
    Other expenses.................................        2,934         2,045           573         202          336         5,653
                                                     ------------------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................      807,558     2,202,690       499,319      69,290      183,262     5,551,305
        Expenses reimbursed by the investment
          adviser..................................           --            --            --     (36,355)          --            --
        Custody credits earned on cash balances....      (11,114)           --        (3,075)        (78)        (122)       (6,457)
                                                     ------------------------------------------------------------------------------
   Net investment income (loss)....................    3,908,680     9,402,761     1,625,596      64,738      220,363     4,036,545
                                                     ------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    1,229,464     6,790,605     1,239,556    (141,771)       8,550    49,252,053
    Net realized gain (loss) on futures and options
      contracts....................................           --     1,930,647            --          --       15,942        19,637
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................       (1,330)       84,003           (10)         --           --            --
    Change in unrealized appreciation/depreciation
      on investments...............................   11,256,811    15,136,277    (9,853,330)    185,418    1,547,590    55,059,208
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............         (998)      (84,805)           --          --           --            --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............           --       116,686            --          --        3,875     1,334,588
                                                     ------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   12,483,947    23,973,413    (8,613,784)     43,647    1,575,957   105,665,486
                                                     ------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $16,392,627   $33,376,174   $(6,988,188)  $ 108,385   $1,796,320  $109,702,031
                                                     ==============================================================================

   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $    24,124   $    12,009   $     5,747   $     681   $    1,964  $     12,847
                                                     ==============================================================================

   ** Net of foreign withholding taxes on capital
    gains of.......................................  $        --   $        --   $        --   $      --   $       --  $         --
                                                     ==============================================================================

    + Formerly Utility

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

                                                                       DAVIS                                     GOLDMAN
                                                      FEDERATED       VENTURE       "DOGS" OF      ALLIANCE       SACHS
                                                        VALUE         VALUE+       WALL STREET      GROWTH      RESEARCH#
   ----------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $   203,090   $   3,322,556   $    17,041   $  1,249,500   $  6,680
    Dividends......................................    2,765,543      10,868,572     1,538,344      6,328,310         --
                                                     --------------------------------------------------------------------
        Total income*..............................    2,968,633      14,191,128     1,555,385      7,577,810      6,680
                                                     --------------------------------------------------------------------
   EXPENSES:
    Management fees................................      743,984       8,908,392       264,958      9,273,813      5,314
    Custodian fees.................................       43,049         379,670        33,504        444,211      5,140
    Auditing fees..................................       10,885          10,885        10,885         10,885      2,700
    Reports to investors...........................        5,890          61,555         3,295         69,570        410
    Legal fees.....................................          641           6,819           774          8,539        101
    Trustees' fees.................................          182           2,488           108          3,042         20
    Interest expense...............................           --             770         6,227             --         --
    Amortization of organizational expenses........           --              --           588             --         --
    Other expenses.................................          863           6,398           598          9,914         28
                                                     --------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................      805,494       9,376,977       320,937      9,819,974     13,713
        Expenses reimbursed by the investment
          adviser..................................           --              --            --             --     (7,724)
        Custody credits earned on cash balances....         (304)        (18,555)           (4)       (18,071)       (10)
                                                     --------------------------------------------------------------------
   Net investment income (loss)....................    2,163,443       4,832,706     1,234,452     (2,224,093)       701
                                                     --------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    2,011,846     292,600,569    (3,858,488)   144,423,518    (17,493)
    Net realized gain (loss) on futures and options
      contracts....................................           --              --            --             --         --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................          (31)             --            --             --         --
    Change in unrealized appreciation/depreciation
      on investments...............................   (5,793,873)   (130,531,333)   (3,340,167)    42,689,985     55,122
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............           --              --            --             --         --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............           --              --            --             --         --
                                                     --------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (3,782,058)    162,069,236    (7,198,655)   187,113,503     37,629
                                                     --------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(1,618,615)  $ 166,901,942   $(5,964,203)  $184,889,410   $ 38,330
                                                     ====================================================================

   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $    10,955   $      45,899   $        --   $    126,703   $     --
                                                     ====================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $        --   $          --   $        --   $         --   $     --
                                                     ====================================================================

    + Formerly Venture Value
    # Commenced operations July 5, 2000

                                                        MFS
                                                       GROWTH
                                                        AND
                                                       INCOME
   ------------------------------------------------  ----------
   INCOME:
    Interest.......................................  $  438,791
    Dividends......................................   1,890,254
                                                     ----------
        Total income*..............................   2,329,045
                                                     ----------
   EXPENSES:
    Management fees................................   1,231,104
    Custodian fees.................................      72,890
    Auditing fees..................................      10,885
    Reports to investors...........................       8,620
    Legal fees.....................................         782
    Trustees' fees.................................         324
    Interest expense...............................          --
    Amortization of organizational expenses........          --
    Other expenses.................................         926
                                                     ----------
        Total expenses before reimbursement and
          custody credits..........................   1,325,531
        Expenses reimbursed by the investment
          adviser..................................          --
        Custody credits earned on cash balances....      (1,300)
                                                     ----------
   Net investment income (loss)....................   1,004,814
                                                     ----------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   8,480,533
    Net realized gain (loss) on futures and options
      contracts....................................          --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................     (64,694)
    Change in unrealized appreciation/depreciation
      on investments...............................     512,374
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............         124
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............          --
                                                     ----------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   8,928,337
                                                     ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $9,933,151
                                                     ==========

   ---------------
    * Net of foreign withholding taxes on interest
      and dividends of.............................  $   26,144
                                                     ==========
   ** Net of foreign withholding taxes on capital
      gains of.....................................  $       --
                                                     ==========
    + Formerly Venture Value
    # Commenced operations July 5, 2000

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

                                                                                              SMALL         MFS
                                                       PUTNAM      BLUE CHIP      REAL       COMPANY      MID-CAP      AGGRESSIVE
                                                       GROWTH       GROWTH#      ESTATE       VALUE       GROWTH         GROWTH
   -------------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $   443,041   $  5,785    $   120,270   $ 10,443   $   493,737   $  2,230,367
    Dividends......................................    2,112,300        151      1,645,535     16,197        88,595        114,907
                                                     -----------------------------------------------------------------------------
        Total income*..............................    2,555,341      5,936      1,765,805     26,640       582,332      2,345,274
                                                     -----------------------------------------------------------------------------
   EXPENSES:
    Management fees................................    3,084,913      1,782        249,004     28,380       620,899      1,930,576
    Custodian fees.................................      130,470      5,137         34,172     34,746        39,410         97,818
    Auditing fees..................................       10,885      2,700         10,885     11,255        11,255         10,885
    Reports to investors...........................       20,745        242          3,160        108         3,824         13,605
    Legal fees.....................................        1,456        101            425        391           633          1,993
    Trustees' fees.................................          829         20            108        108           182            479
    Interest expense...............................           --         --             --         --            --             --
    Amortization of organizational expenses........           --         --            646         --            --             --
    Other expenses.................................        2,253         27            391        201           288          1,077
                                                     -----------------------------------------------------------------------------
      Total expenses before reimbursement and
        custody credits............................    3,251,551     10,009        298,791     75,189       676,491      2,056,433
      Expenses reimbursed by the investment
        adviser....................................           --     (7,838)            --    (35,371)           --             --
      Custody credits earned on cash balances......       (1,295)        (7)          (182)       (86)       (5,370)       (17,158)
                                                     -----------------------------------------------------------------------------
   Net investment income (loss)....................     (694,915)     3,772      1,467,196    (13,092)      (88,789)       305,999
                                                     -----------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   23,484,748     (6,356)    (1,101,654)   522,431    22,542,253     82,908,466
    Net realized gain (loss) on futures and options
      contracts....................................           --         --             --         --            --     (1,359,367)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................           --         --             --         --            --             --
    Change in unrealized appreciation/depreciation
      on investments...............................   (6,089,551)   (56,680)    12,562,543     72,512    (1,704,357)   (95,283,073)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............           --         --             --         --            --             --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............           --         --             --         --            --       (261,410)
                                                     -----------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   17,395,197    (63,036)    11,460,889    594,943    20,837,896    (13,995,384)
                                                     -----------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $16,700,282   $(59,264)   $12,928,085   $581,851   $20,749,107   $(13,689,385)
                                                     =============================================================================
   ---------------
    * Net of foreign withholding taxes on interest
      and dividends of.............................  $    27,033   $     --    $     1,559   $     --   $        --   $         --
                                                     =============================================================================
   ** Net of foreign withholding taxes on capital
      gains of.....................................  $        --   $     --    $        --   $     --   $        --   $         --
                                                     =============================================================================
    # Commenced operations July 5, 2000

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

                                                                      INTERNATIONAL                  INTERNATIONAL
                                                         GROWTH        GROWTH AND        GLOBAL       DIVERSIFIED      EMERGING
                                                     OPPORTUNITIES#      INCOME         EQUITIES       EQUITIES        MARKETS
   ------------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................    $   9,839       $   295,964    $    407,714   $  1,856,147    $     94,800
    Dividends......................................          184         3,493,481       2,166,049      3,636,830         734,982
                                                      ---------------------------------------------------------------------------
        Total income*..............................       10,023         3,789,445       2,573,763      5,492,977         829,782
                                                      ---------------------------------------------------------------------------
   EXPENSES:
    Management fees................................        2,171         1,363,711       2,398,362      2,254,796         768,170
    Custodian fees.................................        5,145           263,117         405,164        442,029         128,470
    Auditing fees..................................        2,700            14,930          14,525         14,525          14,930
    Reports to investors...........................          121             7,575          16,870         11,815           3,160
    Legal fees.....................................          101               782           2,384          1,107             499
    Trustees' fees.................................           20               249             688            499             108
    Interest expense...............................           --                --          20,097             --              --
    Amortization of organizational expenses........           --               646              --             --             646
    Other expenses.................................           27               965           1,761          1,241             419
                                                      ---------------------------------------------------------------------------
      Total expenses before reimbursement and
        custody credits............................       10,285         1,651,975       2,859,851      2,726,012         916,402
      Expenses reimbursed by the investment
        adviser....................................       (7,375)               --              --             --              --
      Custody credits earned on cash balances......          (15)           (1,267)         (4,884)        (1,044)         (1,725)
                                                      ---------------------------------------------------------------------------
   Net investment income (loss)....................        7,128         2,138,737        (281,204)     2,768,009         (84,895)
                                                      ---------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......      (35,373)       16,256,595      51,720,611     32,881,499       6,884,774
    Net realized gain (loss) on futures and options
      contracts....................................           --                --              --     (2,629,585)             --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................           --           (55,845)       (835,006)    (2,697,670)       (111,329)
    Change in unrealized appreciation/depreciation
      on investments...............................     (243,419)         (919,062)    (28,329,665)   (38,554,482)    (28,661,167)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............           --          (571,861)         81,170       (507,931)         (3,862)
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............           --                --              --     (5,063,302)             --
                                                      ---------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............     (278,792)       14,709,827      22,637,110    (16,571,471)    (21,891,584)
                                                      ---------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................    $(271,664)      $16,848,564    $ 22,355,906   $(13,803,462)   $(21,976,479)
                                                      ===========================================================================

   ---------------
    * Net of foreign withholding taxes on interest
      and dividends of.............................    $      --       $   555,375    $    299,808   $    599,810    $     66,852
                                                       ==========================================================================
   ** Net of foreign withholding taxes on capital
      gains of.....................................    $      --       $        --    $     55,595   $     27,544    $    238,913
                                                      ===========================================================================

    # Commenced operations July 5, 2000


                                                     TECHNOLOGY#
   ------------------------------------------------  -----------
   INCOME:
    Interest.......................................   $  10,152
    Dividends......................................         124
                                                      ---------
        Total income*..............................      10,276
                                                      ---------
   EXPENSES:
    Management fees................................       6,872
    Custodian fees.................................       5,146
    Auditing fees..................................       2,700
    Reports to investors...........................         356
    Legal fees.....................................         101
    Trustees' fees.................................          20
    Interest expense...............................          --
    Amortization of organizational expenses........          --
    Other expenses.................................          27
                                                      ---------
      Total expenses before reimbursement and
        custody credits............................      15,222
      Expenses reimbursed by the investment
        adviser....................................      (6,330)
      Custody credits earned on cash balances......         (16)
                                                      ---------
   Net investment income (loss)....................       1,400
                                                      ---------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......     (29,901)
    Net realized gain (loss) on futures and options
      contracts....................................          --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................          --
    Change in unrealized appreciation/depreciation
      on investments...............................    (741,444)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............          --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............          --
                                                      ---------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (771,345)
                                                      ---------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................   $(769,945)
                                                      =========

   ---------------
    * Net of foreign withholding taxes on interest
      and dividends of............................   $      --
                                                     =========
   ** Net of foreign withholding taxes on capital
      gains of....................................   $      --
                                                     =========
    # Commenced operations July 5, 2000

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

                                                                                                                  WORLDWIDE
                                                       CASH          CORPORATE        GLOBAL       HIGH-YIELD        HIGH
                                                    MANAGEMENT          BOND           BOND           BOND          INCOME
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    13,601,909   $  7,345,844   $  2,727,058   $ 16,415,830   $  6,642,400
   Net realized gain (loss) on investments......           (2,416)    (1,991,511)      (485,782)    (6,677,764)     3,095,533
   Net realized gain (loss) on futures and
    options contracts...........................               --             --             --             --         18,303
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................               --             --      4,274,158             --        329,129
   Change in unrealized
    appreciation/depreciation on investments....           44,238       (549,943)    (1,643,019)    (9,097,253)    (7,239,965)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...               --             --         29,189             --          9,811
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................               --             --             --             --           (160)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................       13,643,731      4,804,390      4,901,604        640,813      2,855,051
                                                  ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........               --             --             --             --             --
   Distributions from net realized gain on
    investments.................................               --             --             --             --             --
                                                  ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................               --             --             --             --             --
                                                  ---------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    3,351,445,457     28,079,379     23,056,699     81,267,385     16,314,547
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............               --             --             --             --             --
   Cost of shares repurchased...................   (3,350,518,457)   (32,732,656)   (26,017,548)   (91,611,326)   (22,298,217)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...          927,000     (4,653,277)    (2,960,849)   (10,343,941)    (5,983,670)
                                                  ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......       14,570,731        151,113      1,940,755     (9,703,128)    (3,128,619)
   NET ASSETS:
   Beginning of period..........................      466,587,771    184,308,558    127,144,954    310,032,077    124,403,521
                                                  ---------------------------------------------------------------------------
   End of period................................  $   481,158,502   $184,459,671   $129,085,709   $300,328,949   $121,274,902
                                                  ===========================================================================

   ---------------
   Undistributed net investment income (loss)...  $    35,419,009   $ 19,780,776   $  9,167,779   $ 47,354,012   $ 19,584,487
                                                  ===========================================================================
   Shares issued and repurchased:
   Sold.........................................      302,049,392      2,503,904      2,088,773      7,725,964      1,511,678
   Issued in reinvestment of dividends and
    distributions...............................               --             --             --             --             --
   Repurchased..................................     (301,966,046)    (2,918,373)    (2,366,631)    (8,664,914)    (2,059,559)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease)......................           83,346       (414,469)      (277,858)      (938,950)      (547,881)
                                                  ===========================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $   5,184,816
   Net realized gain (loss) on investments......     16,428,124
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Change in unrealized
    appreciation/depreciation on investments....     (9,705,903)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................     11,907,037
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........             --
   Distributions from net realized gain on
    investments.................................             --
                                                  -------------
   Total dividends and distributions to
    shareholders................................             --
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    128,896,787
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............             --
   Cost of shares repurchased...................    (63,375,246)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     65,521,541
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     77,428,578
   NET ASSETS:
   Beginning of period..........................    509,054,125
                                                  -------------
   End of period................................  $ 586,482,703
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $  11,970,237
                                                  =============
   Shares issued and repurchased:
   Sold.........................................      6,607,700
   Issued in reinvestment of dividends and
    distributions...............................             --
   Repurchased..................................     (3,240,089)
                                                  -------------
   Net increase (decrease)......................      3,367,611
                                                  =============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

                                                   MFS TOTAL        ASSET         TELECOM        EQUITY       EQUITY
                                                     RETURN       ALLOCATION      UTILITY+       INCOME        INDEX
   --------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  3,908,680   $  9,402,761   $  1,625,596   $   64,738   $   220,363
   Net realized gain (loss) on investments......     1,229,464      6,790,605      1,239,556     (141,771)        8,550
   Net realized gain (loss) on futures and
    options contracts...........................            --      1,930,647             --           --        15,942
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (1,330)        84,003            (10)          --            --
   Change in unrealized
    appreciation/depreciation on investments....    11,256,811     15,136,277     (9,853,330)     185,418     1,547,590
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...          (998)       (84,805)            --           --            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --        116,686             --           --         3,875
                                                  ---------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    16,392,627     33,376,174     (6,988,188)     108,385     1,796,320
                                                  ---------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --             --             --           --            --
   Distributions from net realized gain on
    investments.................................            --             --             --           --            --
                                                  ---------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --             --             --           --            --
                                                  ---------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    72,399,959     35,584,563     20,927,375      922,914     6,910,820
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --             --             --           --            --
   Cost of shares repurchased...................   (64,556,488)   (80,662,819)   (19,011,863)    (397,620)   (4,581,918)
                                                  ---------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     7,843,471    (45,078,256)     1,915,512      525,294     2,328,902
                                                  ---------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    24,236,098    (11,702,082)    (5,072,676)     633,679     4,125,222
   NET ASSETS:
   Beginning of period..........................   208,919,468    699,062,674    120,158,934    6,669,648    63,486,834
                                                  ---------------------------------------------------------------------
   End of period................................  $233,155,566   $687,360,592   $115,086,258   $7,303,327   $67,612,056
                                                  =====================================================================

   ---------------
   Undistributed net investment income (loss)...  $  9,754,438   $ 28,382,894   $  4,910,017   $   75,623   $   238,555
                                                  =====================================================================
   Shares issued and repurchased:
   Sold.........................................     5,009,296      2,354,951      1,462,213       90,927       569,412
   Issued in reinvestment of dividends and
    distributions...............................            --             --             --           --            --
   Repurchased..................................    (4,467,960)    (5,373,536)    (1,317,596)     (39,490)     (379,215)
                                                  ---------------------------------------------------------------------
   Net increase (decrease)......................       541,336     (3,018,585)       144,617       51,437       190,197
                                                  =====================================================================


                                                      GROWTH-
                                                      INCOME
   ---------------------------------------------  ---------------
   OPERATIONS:
   Net investment income (loss).................  $     4,036,545
   Net realized gain (loss) on investments......       49,252,053
   Net realized gain (loss) on futures and
    options contracts...........................           19,637
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................               --
   Change in unrealized
    appreciation/depreciation on investments....       55,059,208
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...               --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................        1,334,588
                                                  ---------------
   Net increase (decrease) in net assets
    resulting from operations...................      109,702,031
                                                  ---------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........               --
   Distributions from net realized gain on
    investments.................................               --
                                                  ---------------
   Total dividends and distributions to
    shareholders................................               --
                                                  ---------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................      369,083,386
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............               --
   Cost of shares repurchased...................     (271,405,373)
                                                  ---------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...       97,678,013
                                                  ---------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      207,380,044
   NET ASSETS:
   Beginning of period..........................    1,828,339,709
                                                  ---------------
   End of period................................  $ 2,035,719,753
                                                  ===============
   ---------------
   Undistributed net investment income (loss)...  $    12,331,352
                                                  ===============
   Shares issued and repurchased:
   Sold.........................................       11,261,444
   Issued in reinvestment of dividends and
    distributions...............................               --
   Repurchased..................................       (8,323,436)
                                                  ---------------
   Net increase (decrease)......................        2,938,008
                                                  ===============

     + Formerly Utility
    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

                                                                     DAVIS                                         GOLDMAN
                                                   FEDERATED        VENTURE        "DOGS" OF        ALLIANCE        SACHS
                                                     VALUE           VALUE+       WALL STREET        GROWTH       RESEARCH#
   -------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  2,163,443   $    4,832,706   $  1,234,452   $   (2,224,093)  $      701
   Net realized gain (loss) on investments......     2,011,846      292,600,569     (3,858,488)     144,423,518      (17,493)
   Net realized gain (loss) on futures and
    options contracts...........................            --               --             --               --           --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           (31)              --             --               --           --
   Change in unrealized
    appreciation/depreciation on investments....    (5,793,873)    (130,531,333)    (3,340,167)      42,689,985       55,122
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --               --             --               --           --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --               --             --               --           --
                                                  --------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    (1,618,615)     166,901,942     (5,964,203)     184,889,410       38,330
                                                  --------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --               --             --               --           --
   Distributions from net realized gain on
    investments.................................            --               --             --               --           --
                                                  --------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --               --             --               --           --
                                                  --------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    54,971,442      446,461,229     16,723,179      710,892,303    7,497,169
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --               --             --               --           --
   Cost of shares repurchased...................   (53,989,442)    (359,414,137)   (29,497,034)    (589,856,650)      (9,339)
                                                  --------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...       982,000       87,047,092    (12,773,855)     121,035,653    7,487,830
                                                  --------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      (636,615)     253,949,034    (18,738,058)     305,925,063    7,526,160
   NET ASSETS:
   Beginning of period..........................   208,487,855    2,303,994,215     98,924,463    2,875,413,362           --
                                                  --------------------------------------------------------------------------
   End of period................................  $207,851,240   $2,557,943,249   $ 80,186,405   $3,181,338,425   $7,526,160
                                                  ==========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  4,444,938   $   15,565,486   $  3,438,859   $   (2,224,093)  $      701
                                                  ==========================================================================
   Shares issued and repurchased:
   Sold.........................................     3,453,646       15,626,739      2,051,199       18,347,989      738,334
   Issued in reinvestment of dividends and
    distributions...............................            --               --             --               --           --
   Repurchased..................................    (3,393,788)     (12,707,382)    (3,647,334)     (15,372,237)        (895)
                                                  --------------------------------------------------------------------------
   Net increase (decrease)......................        59,858        2,919,357     (1,596,135)       2,975,752      737,439
                                                  ==========================================================================

                                                       MFS
                                                     GROWTH
                                                       AND
                                                     INCOME
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $   1,004,814
   Net realized gain (loss) on investments......      8,480,533
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (64,694)
   Change in unrealized
    appreciation/depreciation on investments....        512,374
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            124
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................      9,933,151
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........             --
   Distributions from net realized gain on
    investments.................................             --
                                                  -------------
   Total dividends and distributions to
    shareholders................................             --
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     53,998,612
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............             --
   Cost of shares repurchased...................    (43,035,682)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     10,962,930
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     20,896,081
   NET ASSETS:
   Beginning of period..........................    337,221,603
                                                  -------------
   End of period................................  $ 358,117,684
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   2,983,247
                                                  =============
   Shares issued and repurchased:
   Sold.........................................      3,916,712
   Issued in reinvestment of dividends and
    distributions...............................             --
   Repurchased..................................     (3,127,729)
                                                  -------------
   Net increase (decrease)......................        788,983
                                                  =============

     + Formerly Venture Value

     # Commenced operations July 5, 2000
    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

                                                                                               SMALL          MFS
                                                     PUTNAM      BLUE CHIP        REAL        COMPANY       MID-CAP
                                                     GROWTH       GROWTH#        ESTATE        VALUE         GROWTH
   -------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   (694,915)  $    3,772   $  1,467,196   $  (13,092)  $    (88,789)
   Net realized gain (loss) on investments......    23,484,748       (6,356)    (1,101,654)     522,431     22,542,253
   Net realized gain (loss) on futures and
    options contracts...........................            --           --             --           --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --           --             --           --             --
   Change in unrealized
    appreciation/depreciation on investments....    (6,089,551)     (56,680)    12,562,543       72,512     (1,704,357)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --           --             --           --             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --           --             --           --             --
                                                  --------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    16,700,282      (59,264)    12,928,085      581,851     20,749,107
                                                  --------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --           --             --           --             --
   Distributions from net realized gain on
    investments.................................            --           --             --           --             --
                                                  --------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --           --             --           --             --
                                                  --------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   144,599,219    4,253,773     35,494,141      680,417    198,090,277
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --           --             --           --             --
   Cost of shares repurchased...................   (98,636,391)      (1,047)   (32,073,543)    (561,383)   (57,727,735)
                                                  --------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    45,962,828    4,252,726      3,420,598      119,034    140,362,542
                                                  --------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    62,663,110    4,193,462     16,348,683      700,885    161,111,649
   NET ASSETS:
   Beginning of period..........................   783,896,120           --     53,765,704    5,226,444     81,636,299
                                                  --------------------------------------------------------------------
   End of period................................  $846,559,230   $4,193,462   $ 70,114,387   $5,927,329   $242,747,948
                                                  ====================================================================

   ---------------
   Undistributed net investment income (loss)...  $   (694,915)  $    3,772   $  3,940,971   $  (13,092)  $    (88,789)
                                                  ====================================================================
   Shares issued and repurchased:
   Sold.........................................     5,284,155      422,230      3,914,668       60,344     10,777,507
   Issued in reinvestment of dividends and
    distributions...............................            --           --             --           --             --
   Repurchased..................................    (3,620,342)        (102)    (3,513,217)     (49,912)    (3,191,010)
                                                  --------------------------------------------------------------------
   Net increase (decrease)......................     1,663,813      422,128        401,451       10,432      7,586,497
                                                  ====================================================================


                                                    AGGRESSIVE
                                                      GROWTH
   ---------------------------------------------  --------------
   OPERATIONS:
   Net investment income (loss).................  $      305,999
   Net realized gain (loss) on investments......      82,908,466
   Net realized gain (loss) on futures and
    options contracts...........................      (1,359,367)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --
   Change in unrealized
    appreciation/depreciation on investments....     (95,283,073)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................        (261,410)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................     (13,689,385)
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........              --
   Distributions from net realized gain on
    investments.................................              --
                                                  --------------
   Total dividends and distributions to
    shareholders................................              --
                                                  --------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     460,107,733
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............              --
   Cost of shares repurchased...................    (286,460,326)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     173,647,407
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     159,958,022
   NET ASSETS:
   Beginning of period..........................     450,072,925
                                                  --------------
   End of period................................  $  610,030,947
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $      351,920
                                                  ==============
   Shares issued and repurchased:
   Sold.........................................      18,304,595
   Issued in reinvestment of dividends and
    distributions...............................              --
   Repurchased..................................     (12,052,493)
                                                  --------------
   Net increase (decrease)......................       6,252,102
                                                  ==============

     # Commenced operations July 5, 2000
    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

                                                                   INTERNATIONAL                    INTERNATIONAL
                                                      GROWTH        GROWTH AND        GLOBAL         DIVERSIFIED       EMERGING
                                                  OPPORTUNITIES#      INCOME         EQUITIES         EQUITIES         MARKETS
   ------------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................    $    7,128     $   2,138,737   $    (281,204)  $     2,768,009   $    (84,895)
   Net realized gain (loss) on investments......       (35,373)       16,256,595      51,720,611        32,881,499      6,884,774
   Net realized gain (loss) on futures and
    options contracts...........................            --                --              --        (2,629,585)            --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --           (55,845)       (835,006)       (2,697,670)      (111,329)
   Change in unrealized
    appreciation/depreciation on investments....      (243,419)         (919,062)    (28,329,665)      (38,554,482)   (28,661,167)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --          (571,861)         81,170          (507,931)        (3,862)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --                --              --        (5,063,302)            --
                                                    -----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................      (271,664)       16,848,564      22,355,906       (13,803,462)   (21,976,479)
                                                     ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --                --              --                --             --
   Distributions from net realized gain on
    investments.................................            --                --              --                --             --
                                                    -----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --                --              --                --             --

                                                    -----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     5,849,102       229,038,226     578,033,130     1,736,882,165     92,974,800
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --                --              --                --             --
   Cost of shares repurchased...................       (20,916)     (189,834,193)   (556,853,760)   (1,764,583,313)   (71,260,420)
                                                    -----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     5,828,186        39,204,033      21,179,370       (27,701,148)    21,714,380
                                                    -----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     5,556,522        56,052,597      43,535,276       (41,504,610)      (262,099)
   NET ASSETS:
   Beginning of period..........................            --       253,962,040     632,494,678       464,988,022    102,739,950
                                                    -----------------------------------------------------------------------------
   End of period................................    $5,556,522     $ 310,014,637   $ 676,029,954   $   423,483,412   $102,477,851
                                                    =============================================================================



   ---------------
   Undistributed net investment income (loss)...    $    7,128     $     130,766   $    (104,479)  $     4,596,480   $   (358,558)
                                                    =============================================================================

   Shares issued and repurchased:
   Sold.........................................       576,700        17,737,007      26,222,510       117,980,734      8,481,944
   Issued in reinvestment of dividends and
    distributions...............................            --                --              --                --             --
   Repurchased..................................        (2,049)      (14,683,858)    (25,144,556)     (119,163,680)    (6,770,238)
                                                    -----------------------------------------------------------------------------
   Net increase (decrease)......................       574,651         3,053,149       1,077,954        (1,182,946)     1,711,706
                                                    =============================================================================




                                                  TECHNOLOGY#
   ---------------------------------------------  ------------
   OPERATIONS:
   Net investment income (loss).................  $      1,400
   Net realized gain (loss) on investments......       (29,901)
   Net realized gain (loss) on futures and
    options contracts...........................            --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --
   Change in unrealized
    appreciation/depreciation on investments....      (741,444)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --
                                                  ------------
   Net increase (decrease) in net assets
    resulting from operations...................      (769,945)
                                                  ------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --
   Distributions from net realized gain on
    investments.................................            --
                                                  ------------
   Total dividends and distributions to
    shareholders................................            --
                                                  ------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    12,927,423
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --
   Cost of shares repurchased...................    (2,453,751)
                                                  ------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    10,473,672
                                                  ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     9,703,727
   NET ASSETS:
   Beginning of period..........................            --
                                                  ------------
   End of period................................  $ 9,703,727
                                                  ============


   ---------------
   Undistributed net investment income (loss)...  $      1,400
                                                  ============
   Shares issued and repurchased:
   Sold.........................................     1,240,870
   Issued in reinvestment of dividends and
    distributions...............................            --
   Repurchased..................................      (242,445)
                                                  ------------
   Net increase (decrease)......................       998,425
                                                  ============

     # Commenced operations July 5, 2000
    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                                                                                   WORLDWIDE
                                                       CASH          CORPORATE        GLOBAL       HIGH-YIELD         HIGH
                                                    MANAGEMENT          BOND           BOND           BOND           INCOME
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $21,827,619.....  $ 12,445,912   $  4,657,272   $  30,948,163   $ 12,734,968
   Net realized gain (loss) on investments......           (3,292)    (2,851,684)    (5,166,305)    (13,896,284)       677,539
   Net realized gain (loss) on futures and
    options contracts...........................               --             --             --              --         98,391
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................               --             --      4,032,014              --        401,422
   Change in unrealized
    appreciation/depreciation on
    investments.................................         (213,087)   (14,305,964)    (6,974,420)     (1,437,940)     6,825,212
   Change in unrealized foreign exchange
    gain/loss on other
    assets and liabilities......................               --             --      1,172,246              --         50,084
   Change in unrealized
    appreciation/depreciation on futures
    and options contracts.......................               --             --             --              --        123,142
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from
    operations..................................  21,611,240.....     (4,711,736)    (2,279,193)     15,613,939     20,910,758
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (12,240,000)    (8,230,000)    (5,160,000)    (30,360,000)   (13,765,000)
   Distributions from net realized gain on
    investments.................................           (2,500)            --     (4,504,000)             --             --
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................      (12,242,500)    (8,230,000)    (9,664,000)    (30,360,000)   (13,765,000)
                                                  ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    4,388,297,563     90,669,345     51,027,350     203,819,890     37,099,911
   Proceeds from shares issued for reinvestment
    of dividends
    and distributions...........................       12,242,500      8,230,000      9,664,000      30,360,000     13,765,000
   Cost of shares repurchased...................   (4,220,690,574)   (60,453,154)   (43,909,286)   (202,438,836)   (50,583,732)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital
    share transactions..........................      179,849,489     38,446,191     16,782,064      31,741,054        281,179
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      189,218,229     25,504,455      4,838,871      16,994,993      7,426,937
   NET ASSETS:
   Beginning of period..........................      277,369,542    158,804,103    122,306,083     293,037,084    116,976,584
                                                  ----------------------------------------------------------------------------
   End of period................................  $   466,587,771   $184,308,558   $127,144,954   $ 310,032,077   $124,403,521
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $    21,817,100   $ 12,434,932   $  6,440,721   $  30,938,182   $ 12,942,087
                                                  ============================================================================
   Shares issued and repurchased:
   Sold.........................................      406,632,893      7,899,649      4,514,740      18,488,582      3,548,135
   Issued in reinvestment of dividends and
    distributions...............................        1,146,301        749,545        905,717       2,959,064      1,444,386
   Repurchased..................................     (391,100,913)    (5,311,866)    (3,918,582)    (18,342,951)    (4,806,758)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease)......................  16,678,281.....      3,337,328      1,501,875       3,104,695        185,763
                                                  ============================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   6,794,534
   Net realized gain (loss) on investments......      1,075,070
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Change in unrealized
    appreciation/depreciation on
    investments.................................     40,470,065
   Change in unrealized foreign exchange
    gain/loss on other
    assets and liabilities......................             --
   Change in unrealized
    appreciation/depreciation on futures
    and options contracts.......................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from
    operations..................................     48,339,669
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........     (2,250,000)
   Distributions from net realized gain on
    investments.................................     (4,125,000)
                                                  -------------
   Total dividends and distributions to
    shareholders................................     (6,375,000)
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    347,827,921
   Proceeds from shares issued for reinvestment
    of dividends
    and distributions...........................      6,375,000
   Cost of shares repurchased...................    (81,991,264)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital
    share transactions..........................    272,211,657
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    314,176,326
   NET ASSETS:
   Beginning of period..........................    194,877,799
                                                  -------------
   End of period................................  $ 509,054,125
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   6,785,421
                                                  =============
   Shares issued and repurchased:
   Sold.........................................     19,590,678
   Issued in reinvestment of dividends and
    distributions...............................        376,328
   Repurchased..................................     (4,570,322)
                                                  -------------
   Net increase (decrease)......................     15,396,684
                                                  =============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                   MFS TOTAL         ASSET         TELECOM        EQUITY         EQUITY
                                                     RETURN       ALLOCATION       UTILITY+       INCOME         INDEX
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  5,862,934   $  19,283,357   $  3,367,434   $   120,213   $    314,118
   Net realized gain (loss) on investments......       780,275      14,357,105      1,067,698      (131,707)        84,382
   Net realized gain (loss) on futures and
    options contracts...........................            --        (684,649)            --            --         35,075
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (5,562)        (98,731)        (4,606)           --             --
   Change in unrealized
    appreciation/depreciation on investments....    (7,757,621)      9,240,954        263,120        47,548      2,111,164
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...          (625)         33,659             --            --             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --      (3,734,616)            --            --         (3,875)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    (1,120,599)     38,397,079      4,693,646        36,054      2,540,864
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........    (3,330,000)    (21,955,000)    (1,675,000)     (110,000)      (298,000)
   Distributions from net realized gain on
    investments.................................   (20,238,000)    (36,667,000)    (4,225,000)     (135,000)        (5,000)
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................   (23,568,000)    (58,622,000)    (5,900,000)     (245,000)      (303,000)
                                                  ------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   104,423,766     140,892,369     78,569,397     7,214,357     65,055,102
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............    23,568,000      58,622,000      5,900,000       245,000        303,000
   Cost of shares repurchased...................   (39,715,767)   (204,743,239)   (40,427,165)   (5,867,921)   (15,276,845)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    88,275,999      (5,228,870)    44,042,232     1,591,436     50,081,257
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    63,587,400     (25,453,791)    42,835,878     1,382,490     52,319,121
   NET ASSETS:
   Beginning of period..........................   145,332,068     724,516,465     77,323,056     5,287,158     11,167,713
                                                  ------------------------------------------------------------------------
   End of period................................  $208,919,468   $ 699,062,674   $120,158,934   $ 6,669,648   $ 63,486,834
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  5,845,758   $  18,980,133   $  3,284,421   $    10,885   $     18,192
                                                  ========================================================================
   Shares issued and repurchased:
   Sold.........................................     6,864,765       9,430,552      5,379,926       672,842      5,631,230
   Issued in reinvestment of dividends and
    distributions...............................     1,657,384       4,241,823        417,256        23,340         24,328
   Repurchased..................................    (2,647,509)    (13,730,751)    (2,771,040)     (546,657)    (1,312,250)
                                                  ------------------------------------------------------------------------
   Net increase (decrease)......................     5,874,640         (58,376)     3,026,142       149,525      4,343,308
                                                  ========================================================================


                                                     GROWTH-         FEDERATED
                                                      INCOME           VALUE
   -----------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    8,299,198   $   2,286,797
   Net realized gain (loss) on investments......      93,405,209       8,090,370
   Net realized gain (loss) on futures and
    options contracts...........................       6,590,063              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              47              27
   Change in unrealized
    appreciation/depreciation on investments....     155,039,489     (12,756,709)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................      (6,330,938)             --
                                                  ------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     257,003,068      (2,379,515)
                                                  ------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (7,340,000)     (1,340,000)
   Distributions from net realized gain on
    investments.................................     (68,910,000)     (7,780,000)
                                                  ------------------------------
   Total dividends and distributions to
    shareholders................................     (76,250,000)     (9,120,000)
                                                  ------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     753,127,119     150,995,496
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      76,250,000       9,120,000
   Cost of shares repurchased...................    (387,903,829)    (99,303,632)
                                                  ------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     441,473,290      60,811,864
                                                  ------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     622,226,358      49,312,349
   NET ASSETS:
   Beginning of period..........................   1,206,113,351     159,175,506
                                                  ------------------------------
   End of period................................  $1,828,339,709   $ 208,487,855
                                                  ==============================
   ---------------
   Undistributed net investment income (loss)...  $    8,294,807   $   2,281,495
                                                  ==============================
   Shares issued and repurchased:
   Sold.........................................      25,761,982       8,867,483
   Issued in reinvestment of dividends and
    distributions...............................       2,769,706         549,398
   Repurchased..................................     (13,272,829)     (5,860,458)
                                                  ------------------------------
   Net increase (decrease)......................      15,258,859       3,556,423
                                                  ==============================

     + Formerly Utility
    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                                                                       MFS
                                                      DAVIS                                           GROWTH
                                                     VENTURE        "DOGS" OF        ALLIANCE          AND           PUTNAM
                                                      VALUE+       WALL STREET        GROWTH          INCOME         GROWTH
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   10,739,261   $  2,206,734   $   (2,562,576)     2,005,675   $   (556,550)
   Net realized gain (loss) on investments......      23,467,320        592,966      404,269,862     (2,652,416)    70,783,758
   Net realized gain (loss) on futures and
    options contracts...........................              --             --               --             --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --             --               28        (17,880)            --
   Change in unrealized
    appreciation/depreciation on investments....     222,877,928    (15,502,372)     (75,289,682)     5,348,598     33,747,739
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --             --               --         (1,130)            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................              --             --               --             --             --
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     257,084,509    (12,702,672)     326,417,632      4,682,847    103,974,947
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........     (15,550,000)      (550,000)      (2,760,000)      (555,000)      (270,000)
   Distributions from net realized gain on
    investments.................................     (73,875,000)    (2,840,000)    (186,455,000)   (66,583,000)   (19,595,000)
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................     (89,425,000)    (3,390,000)    (189,215,000)   (67,138,000)   (19,865,000)
                                                  ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     754,798,296     80,595,371    1,562,412,801    143,219,383    340,299,010
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      89,425,000      3,390,000      189,215,000     67,138,000     19,865,000
   Cost of shares repurchased...................    (548,242,140)   (47,030,085)    (878,340,940)   (76,749,569)  (155,190,371)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     295,981,156     36,955,286      873,286,861    133,607,814    204,973,639
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     463,640,665     20,862,614    1,010,489,493     71,152,661    289,083,586
   NET ASSETS:
   Beginning of period..........................   1,840,353,550     78,061,849    1,864,923,869    266,068,942    494,812,534
                                                  ----------------------------------------------------------------------------
   End of period................................  $2,303,994,215   $ 98,924,463   $2,875,413,362   $337,221,603   $783,896,120
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $   10,732,780   $  2,204,407   $           --   $  1,978,433   $         --
                                                  ============================================================================
   Shares issued and repurchased:
   Sold.........................................      29,377,168      8,317,272       45,030,620      9,484,980     14,097,987
   Issued in reinvestment of dividends and
    distributions...............................       3,632,210        337,649        6,089,958      5,148,620        891,207
   Repurchased..................................     (21,346,303)    (4,985,379)     (25,415,768)    (5,048,143)    (6,415,096)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease)......................      11,663,075      3,669,542       25,704,810      9,585,457      8,574,098
                                                  ============================================================================


                                                                    SMALL
                                                      REAL         COMPANY
                                                     ESTATE         VALUE
   --------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  2,488,531   $   (20,513)
   Net realized gain (loss) on investments......    (9,206,296)      131,700
   Net realized gain (loss) on futures and
    options contracts...........................            --            --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --            --
   Change in unrealized
    appreciation/depreciation on investments....     1,868,892       153,921
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --            --
                                                  --------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    (4,848,873)      265,108
                                                  --------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........    (2,075,000)           --
   Distributions from net realized gain on
    investments.................................            --       (24,000)
                                                  --------------------------
   Total dividends and distributions to
    shareholders................................    (2,075,000)      (24,000)
                                                  --------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    33,782,063     2,811,470
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     2,075,000        24,000
   Cost of shares repurchased...................   (33,671,802)   (2,874,170)
                                                  --------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     2,185,261       (38,700)
                                                  --------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (4,738,612)      202,408
   NET ASSETS:
   Beginning of period..........................    58,504,316     5,024,036
                                                  --------------------------
   End of period................................  $ 53,765,704   $ 5,226,444
                                                  ==========================
   ---------------
   Undistributed net investment income (loss)...  $  2,473,775   $        --
                                                  ==========================
   Shares issued and repurchased:
   Sold.........................................     3,599,952       273,480
   Issued in reinvestment of dividends and
    distributions...............................       223,841         2,323
   Repurchased..................................    (3,608,121)     (279,818)
                                                  --------------------------
   Net increase (decrease)......................       215,672        (4,015)
                                                  ==========================

     + Formerly Venture Value
    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                      MFS                        INTERNATIONAL                    INTERNATIONAL
                                                    MID-CAP       AGGRESSIVE      GROWTH AND        GLOBAL         DIVERSIFIED
                                                    GROWTH#         GROWTH          INCOME         EQUITIES         EQUITIES
   -----------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    (25,315)  $      48,289   $   2,301,910   $   1,528,058   $     3,818,521
   Net realized gain (loss) on investments......     5,957,086      55,875,808      22,478,721      51,315,681        57,615,434
   Net realized gain (loss) on futures and
    options contracts...........................            --      (4,533,482)             --              --         6,817,431
   Net realized foreign exchange gain (loss) on
    other assets
    and liabilities.............................             3              --      (1,191,924)       (807,539)       (2,392,903)
   Change in unrealized
    appreciation/depreciation on
    investments.................................     4,075,821      84,249,404       3,849,811      61,644,825         3,235,811
   Change in unrealized foreign exchange
    gain/loss on other
    assets and liabilities......................            --              --       1,073,259         (96,050)          (47,677)
   Change in unrealized
    appreciation/depreciation on futures
    and options contracts.......................            --         261,410              --              --         2,420,745
                                                  ------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from
    operations..................................    10,007,595     135,901,429      28,511,777     113,584,975        71,467,362
                                                  ------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --        (388,000)     (7,900,000)     (5,295,000)       (6,460,000)
   Distributions from net realized gain on
    investments.................................      (875,000)    (16,975,000)    (15,640,000)    (34,510,000)       (2,475,000)
                                                  ------------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................      (875,000)    (17,363,000)    (23,540,000)    (39,805,000)       (8,935,000)
                                                  ------------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    98,056,668     318,418,623     313,818,789     752,838,815     2,370,358,397
   Proceeds from shares issued for reinvestment
    of dividends
    and distributions...........................       875,000      17,363,000      23,540,000      39,805,000         8,935,000
   Cost of shares repurchased...................   (26,427,964)   (186,560,288)   (230,865,197)   (697,067,540)   (2,350,622,260)
                                                  ------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital
    share transactions..........................    72,503,704     149,221,335     106,493,592      95,576,275        28,671,137
                                                  ------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    81,636,299     267,759,764     111,465,369     169,356,250        91,203,499
   NET ASSETS:
   Beginning of period..........................            --     182,313,161     142,496,671     463,138,428       373,784,523
                                                  ------------------------------------------------------------------------------
   End of period................................  $ 81,636,299   $ 450,072,925   $ 253,962,040   $ 632,494,678   $   464,988,022
                                                  ==============================================================================

   ---------------
   Undistributed net investment income (loss)...  $         --   $      45,921   $  (2,007,971)  $     176,725   $     1,828,471
                                                  ==============================================================================
   Shares issued and repurchased:
   Sold.........................................     7,178,260      17,586,736      24,187,004      39,611,565       172,093,962
   Issued in reinvestment of dividends and
    distributions...............................        54,825       1,212,500       1,827,598       2,303,530           676,893
   Repurchased..................................    (1,999,679)    (10,737,769)    (17,733,019)    (36,807,549)     (170,003,902)
                                                  ------------------------------------------------------------------------------
   Net increase (decrease)......................     5,233,406       8,061,467       8,281,583       5,107,546         2,766,953
                                                  ==============================================================================
   # Commenced operations April 1, 1999


                                                    EMERGING
                                                     MARKETS
   -------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    (240,963)
   Net realized gain (loss) on investments......      9,519,304
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets
    and liabilities.............................       (230,976)
   Change in unrealized
    appreciation/depreciation on
    investments.................................     25,006,364
   Change in unrealized foreign exchange
    gain/loss on other
    assets and liabilities......................         72,542
   Change in unrealized
    appreciation/depreciation on futures
    and options contracts.......................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from
    operations..................................     34,126,271
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........         (4,000)
   Distributions from net realized gain on
    investments.................................             --
                                                  -------------
   Total dividends and distributions to
    shareholders................................         (4,000)
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     89,264,149
   Proceeds from shares issued for reinvestment
    of dividends
    and distributions...........................          4,000
   Cost of shares repurchased...................    (53,358,624)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital
    share transactions..........................     35,909,525
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     70,031,796
   NET ASSETS:
   Beginning of period..........................     32,708,154
                                                  -------------
   End of period................................  $ 102,739,950
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $    (273,663)
                                                  =============
   Shares issued and repurchased:
   Sold.........................................     10,036,047
   Issued in reinvestment of dividends and
    distributions...............................            492
   Repurchased..................................     (5,958,373)
                                                  -------------
   Net increase (decrease)......................      4,078,166
                                                  =============
   # Commenced operations April 1, 1999

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust ("the Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life contracts.

     The Trust issues separate series of shares ("the Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. All shares may be purchased or redeemed at net asset value without any sales or redemption charge.

   The investment objectives for the portfolios included in this report are as follows:

   The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

   The CORPORATE BOND PORTFOLIO seeks high total return with only moderate price risk by investing primarily in investment grade fixed income securities.

   The GLOBAL BOND PORTFOLIO seeks high total return, emphasizing current income and, to a lesser extent, capital appreciation, by investing in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies.

   The HIGH-YIELD BOND PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, emphasizing higher-yielding, higher-risk, lower-rated or unrated securities (junk bonds) with a primary focus on "B" rated high-yield bonds.

   The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing primarily in high-yielding fixed income securities (junk bonds) of issuers located throughout the world.

   The SUNAMERICA BALANCED PORTFOLIO seeks conservation of principal by maintaining at all times a balanced portfolio of stocks and bonds, with at least 25% invested in fixed income securities.

   The MFS TOTAL RETURN PORTFOLIO seeks current income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed income securities, with an emphasis on income-producing securities that appear to have some potential for capital enhancement.

   The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with long-term preservation of capital by investing in a diversified portfolio that may include common stocks and other securities with common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments.

   The TELECOM UTILITY PORTFOLIO (formerly Utility Portfolio) seeks high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies.

   The EQUITY INCOME PORTFOLIO seeks long-term capital appreciation and income by investing primarily in equity securities that are expected to pay above-average dividends.

   The EQUITY INDEX PORTFOLIO seeks investment results that correspond with the performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R)") by investing primarily in common stocks included in the S&P 500(R).

   The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities that demonstrate the potential for appreciation and/or dividends.

   The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.

   The DAVIS VENTURE VALUE PORTFOLIO (formerly Venture Value Portfolio) seeks growth of capital by investing primarily in common stocks of companies with market capitalizations of at least $5 billion.

   The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) by investing in thirty high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market.

                                                           ---------------------

   The ALLIANCE GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.

   The GOLDMAN SACHS RESEARCH PORTFOLIO seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in U.S. equity securities, including securities of foreign issuers that are traded in the U.S. Under normal circumstances, the Portfolio will only purchase equity securities that are included in the Goldman Sachs Global Investment Research Division's U.S. Select List and will sell securities that have been removed from the U.S. Select List.

   The MFS GROWTH AND INCOME PORTFOLIO seeks reasonable current income and long-term growth of capital and income by investing primarily in equity securities.

   The PUTNAM GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics that its Subadviser believes have above-average growth prospects.

   The BLUE CHIP GROWTH PORTFOLIO seeks capital appreciation by investing primarily in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

   The REAL ESTATE PORTFOLIO seeks total return through a combination of growth and income by investing primarily in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments.

   The SMALL COMPANY VALUE PORTFOLIO seeks capital appreciation by investing in a broadly diversified portfolio of equity securities of small companies generally with market capitalizations of less than $1 billion.

   The MFS MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies, generally with market capitalizations between $1 billion and $5 billion, that its Subadviser believes have above-average growth potential.

   The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation by investing primarily in equity securities of high growth companies including small growth companies with market capitalizations under $1 billion.

   The GROWTH OPPORTUNITIES PORTFOLIO seeks capital appreciation by investing primarily in common stocks that demonstrate the potential for capital appreciation, issued generally by mid-cap companies.

   The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital and, secondarily, current income by investing primarily in common stocks traded on markets outside the U.S.

   The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engages in transactions in foreign currencies.

   The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing (in accordance with country and sector weightings determined by its Subadviser) in common stocks of foreign issuers that, in the aggregate, replicate broad country and sector indices.

   The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S.

   The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities that demonstrate the potential for capital appreciation, issued by companies the Subadvisor believes are positioned to benefit from involvement in technology and technology-related industries worldwide.

   2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

     SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's
---------------------
   price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

     The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

     Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

     SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

     Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

     The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

     For the period ended January 31, 2000, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                               ACCUMULATED              ACCUMULATED
                                                            UNDISTRIBUTED NET        UNDISTRIBUTED NET      PAID-IN
                                                         INVESTMENT INCOME/(LOSS)   REALIZED GAIN/(LOSS)    CAPITAL
                                                         -----------------------------------------------------------
Cash Management........................................        $        --              $        --        $      --
Corporate Bond.........................................             (2,359)                   2,359               --
Global Bond............................................          2,266,228               (2,266,228)              --
High-Yield Bond........................................                 --                       --               --
Worldwide High Income..................................            232,643                 (232,643)              --
SunAmerica Balanced....................................             (4,280)                   4,280               --
MFS Total Return.......................................            (13,321)                  13,321               --
Asset Allocation.......................................           (244,323)                 244,323               --
Telecom Utility........................................           (111,424)                 119,241           (7,817)
Equity Income..........................................             (3,637)                   3,637               --
Equity Index...........................................                 --                       --               --
Growth-Income..........................................                 47                      (47)              --

                                                           ---------------------

                                                               ACCUMULATED              ACCUMULATED
                                                            UNDISTRIBUTED NET        UNDISTRIBUTED NET      PAID-IN
                                                         INVESTMENT INCOME/(LOSS)   REALIZED GAIN/(LOSS)    CAPITAL
                                                         -------------------------------------------------------------
Federated Value........................................        $        27              $       (27)       $      --
Davis Venture Value....................................             (1,231)                   1,231               --
"Dogs" of Wall Street..................................              1,179                       --           (1,179)
Alliance Growth........................................          2,564,824               (2,564,824)              --
MFS Growth and Income..................................            (21,248)                  21,248               --
Putnam Growth..........................................            559,433                 (559,433)              --
Real Estate............................................             (5,073)                  27,596          (22,523)
Small Company Value....................................             20,513                  (20,513)              --
MFS Mid-Cap Growth.....................................             25,315                  (25,315)              --
Aggressive Growth......................................                 --                       --               --
International Growth and Income........................          2,839,589               (2,827,747)         (11,842)
Global Equities........................................            312,176                 (312,176)              --
International Diversified Equities.....................         (2,266,857)               1,948,261          318,596
Emerging Markets.......................................            172,715                 (171,419)          (1,296)

     ORGANIZATIONAL EXPENSES: During the years ended November 30, 1997 and 1998, $19,122 and $4,717, respectively, were incurred as part of the organization and registration of additional Portfolios. Such organizational expenses are being amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations. Effective June 30, 1998, any organizational expenses will be expensed as incurred.

    3. OPERATING POLICIES:

     REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

     At July 31, 2000 the Cash Management, SunAmerica Balanced, "Dogs" of Wall Street, Blue Chip Growth, Aggressive Growth and Growth Opportunities Portfolios had a 19.0%, 5.4%, 0.1%, 0.3%, 19.9% and 0.4%, respectively, undivided interest, representing $51,531,000, $14,688,000, $183,000,
   $795,000, $53,859,000 and $1,122,000, respectively, in principal amount, in a joint repo with State Street Bank & Trust Co., which is dated July 31, 2000, bears interest at the rate of 6.44% per annum, has a principal amount of $271,076,000, and a repurchase price of $271,124,492, matures on August 1, 2000 and is collateralized by $45,910,000 U.S. Treasury Notes (bearing interest at the rate of 6.125% per annum and maturing August 15, 2007), $48,810,000 U.S. Treasury Notes (bearing interest at the rate of 6.875% per annum and maturing May 15, 2006), $19,250,000 U.S. Treasury Bonds (bearing interest at the rate of 8.875% per annum and maturing August 15, 2017), $120,450,000 U.S. Treasury Notes (bearing interest at the rate of 6.625% per annum and maturing May 15, 2007) and $24,880,000 U.S. Treasury Notes (bearing interest at the rate of 6.625% per annum and maturing March 31, 2002), which together have an approximate value of $276,541,500.
     In addition, at July 31, 2000 the Cash Management, Blue Chip Growth, Aggressive Growth and Growth Opportunities Portfolios had a 32.0%, 0.2%, 22.0% and 0.4%, respectively, undivided interest, representing $80,000,000, $400,000, $55,000,000 and $1,100,000, respectively, in principal amount, in a joint repo with Paine Webber, Inc., which is dated July 31, 2000, bears interest at the rate of 6.50% per annum, has a principal amount of $250,000,000, and a repurchase price of $250,045,139, matures on August 1, 2000 and is collateralized by $50,000,000 U.S. Treasury Bonds (bearing interest at the rate of 7.50% per annum and maturing November 15, 2016), $35,000,000 U.S. Treasury Bonds (bearing interest at the rate of 11.25% per annum and maturing February 15, 2015), $100,000,000 U.S. Treasury Bonds (bearing interest at the rate of 6.25% per annum and maturing May 15, 2030) and $31,450,000 U.S. Treasury Notes (bearing interest at the rate of 10.75% and maturing February 15, 2003), which together have an approximate value of $255,547,646.

     FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.
---------------------

     FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
     At July 31, 2000 the Worldwide High Income, Asset Allocation and International Diversified Equities Portfolios had $40,500, $1,700,000 and $6,145,351, respectively, in cash segregated for open futures contracts.

     OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.
     During the period ended July 31, 2000, transactions in written option contracts were as follows:

                                                                  AGGRESSIVE GROWTH
                                                              -------------------------
                                                              CONTRACTS       AMOUNT
                                                              ---------    ------------
Written option contracts as of 1/31/00......................     (172)     $   (472,110)
Option written during the period............................   (6,244)      (13,139,288)
Written options assigned during the period..................       --                --
Written options closed during the period....................    6,416         9,614,690
Written options expired during the period...................       --                --
Net realized gain on written options closed/expired.........       --         3,996,708
                                                               ------      ------------
Written option contracts as of 7/31/00......................       --      $         --
                                                               ======      ============

   4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

     The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes (which approximates tax basis), including short-term securities and repurchase agreements at July 31, 2000, were as follows:

                                           AGGREGATE      AGGREGATE                                                     CAPITAL
                                           UNREALIZED     UNREALIZED    GAIN/(LOSS)       COST OF       CAPITAL LOSS      LOSS
                                              GAIN           LOSS           NET         INVESTMENTS     CARRYOVER*+     UTILIZED
                                          ---------------------------------------------------------------------------------------
   Cash Management#.....................  $     12,825   $     79,786   $    (66,961)  $  522,569,532   $        --    $       --
   Corporate Bond#......................       770,032     13,892,017    (13,121,985)     194,065,592     1,244,271            --
   Global Bond#.........................       960,589      5,648,988     (4,688,399)     129,640,117     2,524,770            --
   High-Yield Bond#.....................     2,866,651     40,147,336    (37,280,685)     333,239,611    11,652,345            --
   Worldwide High Income................     2,496,877     11,104,831     (8,607,954)     125,208,219    29,920,449            --
   SunAmerica Balanced#.................    80,743,997     20,568,043     60,175,954      507,861,059            --            --
   MFS Total Return#@...................    16,197,876      9,845,582      6,352,294      224,517,316            --            --
   Asset Allocation#....................    74,085,893     41,454,908     32,630,985      675,122,404            --            --
   Telecom Utility#.....................     8,562,938     15,261,731     (6,698,793)     121,232,359            --            --
   Equity Income#.......................       784,871        409,190        375,681        7,059,679        67,110            --
   Equity Index.........................    11,822,821      7,007,202      4,815,619       62,786,934            --            --
   Growth-Income#.......................   687,974,120     96,787,618    591,186,502    1,434,130,730            --            --
   Federated Value......................    32,484,679     32,753,044       (268,365)     205,688,820            --            --
   Davis Venture Value#.................   658,318,857    170,451,872    487,866,985    2,074,810,143            --            --
   "Dogs" of Wall Street................     1,655,455     23,549,140    (21,893,685)     100,565,578            --            --
   Alliance Growth......................   682,995,512    136,890,722    546,104,790    2,661,931,917            --            --
   Goldman Sachs Research...............       251,028        195,906         55,122        7,831,209            --            --

                                                           ---------------------

                                           AGGREGATE      AGGREGATE                                                     CAPITAL
                                           UNREALIZED     UNREALIZED    GAIN/(LOSS)       COST OF       CAPITAL LOSS      LOSS
                                              GAIN           LOSS           NET         INVESTMENTS     CARRYOVER*+     UTILIZED
                                          ---------------------------------------------------------------------------------------
   MFS Growth and Income@...............  $ 46,535,373   $ 20,866,936   $ 25,668,437   $  330,587,511   $ 2,233,544    $       --
   Putnam Growth........................   209,629,530     28,437,859    181,191,671      666,466,583            --            --
   Blue Chip Growth.....................        89,367        146,047        (56,680)       4,022,208            --            --
   Real Estate#.........................     9,197,116      2,469,498      6,727,618       63,594,711     8,675,657            --
   Small Company Value..................       854,566        629,221        225,345        5,782,903            --            --
   MFS Mid-Cap Growth...................    26,052,829     23,681,365      2,371,464      247,958,587            --            --
   Aggressive Growth....................    68,639,464     42,151,325     26,488,139      535,249,268            --            --
   Growth Opportunities.................        66,951        310,370       (243,419)       7,788,136            --            --
   International Growth and Income@.....    24,778,524     16,434,805      8,343,719      297,545,658            --            --
   Global Equities@.....................   138,870,730     19,066,739    119,803,991      547,614,402            --            --
   International Diversified
     Equities@..........................    44,767,896     25,192,130     19,575,766      366,543,472            --            --
   Emerging Markets@....................     7,938,504     11,803,093     (3,864,589)     103,802,937     1,679,121     7,264,452
   Technology...........................       119,621        861,065       (741,444)      10,438,471            --            --

---------------
    *  Expires 2004-2008

    # Post 10/31/99 Capital Loss Deferrals: Cash Management $6,347; Corporate Bond $1,770,854; Global Bond $849,158; High-Yield Bond $5,047,999;
       SunAmerica Balanced $1,300,099; MFS Total Return $412,854; Asset Allocation $967,009; Telecom Utility $183,457; Equity Income $64,597; Growth-Income $5,722,479; Davis Venture Value $2,566,698 and Real Estate $3,282,327.

    @ Post 10/31/99 Currency Loss Deferrals: MFS Total Return $2,505; MFS Growth and Income $6,535; International Growth and Income $52,542; Global Equities $672,732; International Diversified Equities $1,343,458 and Emerging Markets $185.

    + Net capital loss carryovers reported as of January 31, 2000, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.

   5. MANAGEMENT OF THE TRUST: SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), serves as investment adviser for all the portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisory Agreements, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the Portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a subadviser. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the Cash Management, High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street, Blue Chip Growth, Aggressive Growth and Growth Opportunities Portfolios, and SAAMCo, therefore, performs all investment advisory services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

    The Trust pays SAAMCo a monthly fee calculated at the following annual percentages of each Portfolio's assets:

                                                         MANAGEMENT
         PORTFOLIO                ASSETS                    FEES
-------------------------------------------------------------------
Cash Management                      $0--$100 million     0.55%
                                    >    $100 million     0.50%
                                    >    $300 million     0.45%
Corporate Bond                       $0--$ 50 million     0.70%
                                    >    $ 50 million     0.60%
                                    >    $150 million     0.55%
                                    >    $250 million     0.50%
Global Bond-                         $0--$ 50 million     0.75%
  Asset Allocation                  >    $ 50 million     0.65%
                                    >    $150 million     0.60%
                                    >    $250 million     0.55%
High-Yield Bond                      $0--$ 50 million     0.70%
                                    >    $ 50 million     0.65%
                                    >    $150 million     0.60%
                                    >    $250 million     0.55%

-------------------------------------------------------------------
Worldwide High Income-              >    $  0 million     1.00%
  Small Company Value-
  International Diversified
  Equities
SunAmerica Balanced-                 $0--$ 50 million      0.70%
  Growth-Income                                            0.65%
                                    >    $ 50 million      0.60%
                                                           0.55%
                                    >    $150 million      0.50%
                                    >    $300 million
                                    >    $500 million
MFS Total Return                     $0--$ 50 million      0.70%
                                                           0.65%
                                    >    $ 50 million
Telecom Utility-                     $0--$150 million      0.75%
  Federated Value                                          0.60%
                                    >    $150 million      0.50%
                                    >    $500 million

---------------------

                                                      MANAGEMENT
         PORTFOLIO                ASSETS                FEES
----------------------------------------------------------------
Equity Income                       >    $  0           0.65%
Equity Index                        >    $  0           0.40%
Davis Venture Value-                 $0--$100 million   0.80%
  Real Estate                                           0.75%
                                    >    $100 million   0.70%
                                    >    $500 million
"Dogs" of Wall Street               >    $  0           0.60%
Alliance Growth                      $0--$ 50 million   0.70%
                                                        0.65%
                                    >    $ 50 million   0.60%
                                    >    $150 million
Goldman Sachs Research-                  $  0           1.20%
  Technology
MFS Growth and Income                $0--$600 million   0.70%
                                                        0.65%
                                    >    $600 million   0.60%
                                   >    $ 1.5 billion
Putnam Growth                        $0--$150 million   0.85%
                                    >    $150 million   0.80%
                                    >    $300 million   0.70%
Blue Chip Growth                     $0--$250 million   0.70%
                                    >    $250 million   0.65%
                                    >    $500 million   0.60%

---------------------------------------------------------------
MFS Mid-Cap Growth                   $0--$600 million   0.75%
                                    >    $600 million   0.70%
                                   >     $1.5 billion   0.65%
Aggressive Growth                    $0--$100 million   0.75%
                                    >    $100 million   0.675%
                                    >    $250 million   0.625%
                                    >    $500 million   0.60%
Growth Opportunities                 $0--$250 million   0.75%
                                    >    $250 million   0.70%
                                    >    $500 million   0.65%
International Growth and             $0--$150 million   1.00%
  Income                            >    $150 million   0.90%
                                    >    $300 million   0.80%
Global Equities                      $0--$ 50 million   0.90%
                                    >    $ 50 million   0.80%
                                    >    $150 million   0.70%
                                    >    $300 million   0.65%
Emerging Markets                    >    $  0           1.25%

      The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust's Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

                    SUBADVISER                                 PORTFOLIOS
-------------------------------------------------------------------------------------
Alliance Capital Management L.P.                    Growth-Income
                                                    Alliance Growth
                                                    Global Equities
Davis Selected Advisers, L.P.                       Davis Venture Value
                                                    Real Estate
Federated Investment Counseling                     Corporate Bond
                                                    Telecom Utility
                                                    Federated Value
First American Asset Management                     Equity Income
                                                    Equity Index
                                                    Small Company Value
Goldman Sachs Asset Management                      Asset Allocation
                                                    Goldman Sachs Research
Goldman Sachs Asset Management International        Global Bond
Massachusetts Financial Services Company            MFS Total Return
                                                    MFS Growth and Income
                                                    MFS Mid-Cap Growth
Morgan Stanley Dean Witter Investment Management    Worldwide High Income
                                                    International Diversified
                                                    Equities
                                                    Technology
Putnam Investment Management, Inc.                  Putnam Growth
                                                    International Growth and Income
                                                    Emerging Markets

                                                           ---------------------

      The portion of the investment advisory fees received by SAAMCo which are paid to subadvisers are as follows:

                                                      MANAGEMENT
         PORTFOLIO                ASSETS                 FEES
-----------------------------------------------------------------
Corporate Bond                       $0--$ 25 million   0.30%
                                    >    $ 25 million   0.25%
                                    >    $ 50 million   0.20%
                                    >    $150 million   0.15%
Global Bond-                         $0--$ 50 million   0.40%
  Asset Allocation-                 >    $ 50 million   0.30%
  MFS Mid-Cap Growth                >    $150 million   0.25%
                                    >    $250 million   0.20%
Worldwide High Income-               $0--$350 million   0.65%
  International Diversified         >    $350 million   0.60%
  Equities
MFS Total Return                    >$0                 0.375%
Telecom Utility-                     $0--$ 20 million   0.55%
  Federated Value                   >    $ 20 million   0.35%
                                    >    $ 50 million   0.25%
                                    >    $150 million   0.20%
                                    >    $500 million   0.15%
Growth-Income                        $0--$ 50 million   0.35%
                                                        0.30%
                                    >    $ 50 million   0.25%
                                                        0.20%
                                    >    $150 million   0.15%
                                    >    $300 million
                                    >    $500 million
Equity Income                       >    $  0           0.30%
Equity Index                        >    $  0           0.125%
Davis Venture Value-                 $0--$100 million   0.45%
  Real Estate                       >    $100 million   0.40%
                                    >    $500 million   0.35%


------------------------------------------------------------------
Alliance Growth                      $0--$ 50 million   0.35%
                                                        0.30%
                                    >    $ 50 million   0.25%
                                    >    $150 million
Goldman Sachs Research               $0--$500 million   0.80%
                                    >    $500 million   0.70%
MFS Growth and Income                $0--$300 million   0.40%
                                                        0.375%
                                    >    $300 million   0.35%
                                                        0.325%
                                    >    $600 million   0.25%
                                    >    $900 million
                                    >   $ 1.5 billion
Putnam Growth                        $0--$150 million   0.50%
                                    >    $150 million   0.45%
                                    >    $300 million   0.35%
Small Company Value                 >    $  0           0.80%
International Growth                 $0--$150 million   0.65%
  and Income                                            0.55%
                                    >    $150 million   0.45%
                                    >    $300 million
Global Equities                      $0--$ 50 million   0.50%
                                    >    $ 50 million   0.40%
                                    >    $150 million   0.30%
                                    >    $300 million   0.25%
Emerging Markets                     $0--$150 million   1.00%
                                    >    $150 million   0.95%
                                    >    $300 million   0.85%
Technology                           $0--$250 million   0.70%
                                    >    $250 million   0.65%
                                    >    $500 million   0.60%


      For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets: Equity Income Portfolio -- 0.95%; Equity Index Portfolio -- 0.55%; Goldman Sachs Research Portfolio -- 1.35%; Blue Chip Growth Portfolio -- 0.85%; Small Company Value Portfolio -- 1.40%; MFS Mid-Cap Growth Portfolio -- 1.15%; Growth Opportunities Portfolio -- 1.00%; Emerging Markets
    Portfolio -- 1.90%; and Technology Portfolio -- 1.55%. The Adviser also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, effective June 3, 1996, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.

      At July 31, 2000, the amounts repaid to the Adviser which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                                          BALANCE
                                                               AMOUNT    SUBJECT TO
                                                              RECOUPED   RECOUPMENT
                                                              --------   ----------
Equity Income...............................................  $    --     $ 89,742
Equity Index................................................    3,676      106,898
Goldman Sachs Research......................................       --        7,724
Blue Chip Growth............................................       --        7,838
Small Company Value.........................................       --       95,249
MFS Mid-Cap Growth..........................................    4,045           --
Growth Opportunities........................................       --        7,375
Emerging Markets............................................   44,522           --
Technology..................................................       --        6,330

---------------------

    6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the period ended July 31, 2000 were as follows:

                                        PURCHASES OF PORTFOLIO          SALES OF PORTFOLIO
                                      SECURITIES (EXCLUDING U.S.    SECURITIES (EXCLUDING U.S.      PURCHASES OF U.S.
                                        GOVERNMENT SECURITIES)        GOVERNMENT SECURITIES)      GOVERNMENT SECURITIES
                                      ---------------------------------------------------------------------------------
   Cash Management..................         $         --                  $         --               $         --
   Corporate Bond...................           34,138,045                    19,789,521                  5,717,365
   Global Bond......................          102,595,434                    75,154,834                 35,968,352
   High-Yield Bond..................          171,490,713                   167,896,278                         --
   Worldwide High Income............           85,837,778                    86,897,299                         --
   SunAmerica Balanced..............          153,501,197                   123,925,094                541,376,520
   MFS Total Return.................           74,414,260                    54,144,019                 45,903,218
   Asset Allocation.................           97,276,773                   145,972,947                306,494,950
   Telecom Utility..................           66,286,657                    63,964,159                         --
   Equity Income....................            2,330,495                     1,571,763                         --
   Equity Index.....................            3,867,132                       466,097                         --
   Growth-Income....................          596,037,949                   379,636,088                         --
   Federated Value..................           51,450,935                    54,763,116                         --
   Davis Venture Value..............          458,803,370                   464,835,971                         --
   "Dogs" of Wall Street............                   --                    12,254,322                         --
   Alliance Growth..................        1,430,085,002                 1,281,448,386                         --
   Goldman Sachs Research...........            7,636,961                       182,259                         --
   MFS Growth and Income............          139,517,902                   136,472,645                         --
   Putnam Growth....................          293,959,060                   269,796,988                         --
   Blue Chip Growth.................            3,031,256                       197,692                         --
   Real Estate......................           17,015,011                    12,942,026                         --
   Small Company Value..............            1,903,902                     1,698,013                         --
   MFS Mid-Cap Growth...............          232,991,476                   101,077,726                         --
   Aggressive Growth................          730,063,847                   661,927,674                         --
   Growth Opportunities.............            4,810,840                       179,733                         --
   International Growth and
     Income.........................          133,061,333                    94,253,745                         --
   Global Equities..................          353,118,521                   307,260,367                         --
   International Diversified
     Equities.......................          179,841,345                   181,007,618                         --
   Emerging Markets.................          108,311,997                    84,488,372                         --
   Technology.......................           10,838,364                       507,932                         --


                                          SALES OF U.S.
                                      GOVERNMENT SECURITIES
                                      ---------------------
   Cash Management..................      $         --
   Corporate Bond...................        15,264,907
   Global Bond......................        41,206,008
   High-Yield Bond..................                --
   Worldwide High Income............                --
   SunAmerica Balanced..............       522,241,055
   MFS Total Return.................        52,653,410
   Asset Allocation.................       277,990,879
   Telecom Utility..................                --
   Equity Income....................                --
   Equity Index.....................                --
   Growth-Income....................                --
   Federated Value..................                --
   Davis Venture Value..............                --
   "Dogs" of Wall Street............                --
   Alliance Growth..................                --
   Goldman Sachs Research...........                --
   MFS Growth and Income............                --
   Putnam Growth....................                --
   Blue Chip Growth.................                --
   Real Estate......................                --
   Small Company Value..............                --
   MFS Mid-Cap Growth...............                --
   Aggressive Growth................                --
   Growth Opportunities.............                --
   International Growth and
     Income.........................                --
   Global Equities..................                --
   International Diversified
     Equities.......................                --
   Emerging Markets.................                --
   Technology.......................                --

    7. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:

                                                                                    DONALDSON,
                                                         GOLDMAN        SHELBY        LUFKIN
                                                       SACHS & CO.   CULLOM DAVIS   & JENRETTE
                                                       -----------   ------------   ----------
Asset Allocation.....................................    $1,699         $   --        $   --
Davis Venture Value..................................        --          5,560            --
Alliance Growth......................................        --             --         1,740

    As disclosed in the investment portfolios, certain portfolios own securities issued by AIG or an affiliate thereof. Effective January 1, 1999 SAAMCo, the investment adviser, became a wholly-owned subsidiary of AIG. During the six months ended July 31, 2000, the following portfolios recorded realized gains/losses and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                         REALIZED
                                 SECURITY                GAIN/LOSS    INCOME
                                 --------                ---------    ------
Corporate Bond      Crown Castle International Corp.     $     --    $ 22,923
Asset Allocation    Crown Castle International Corp.        7,218      33,721
Equity Index        American International Group, Inc.         --         834
Davis Venture       American International Group, Inc.
  Value                                                        --       9,163
                    Transatlantic Holdings, Inc.               --     141,850
Putnam Growth       American International Group, Inc.         --       8,172
Real Estate         Crown Castle International Corp.           --          --
Global Equities     American International Group, Inc.         --       5,631

                                                           ---------------------

8. COMMITMENTS AND CONTINGENCIES: The High-Yield Bond, SunAmerica Balanced, Growth-Income, Davis Venture Value, "Dogs" of Wall Street, Alliance Growth, Aggressive Growth and Global Equities Portfolios have established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Portfolios' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and Federal Funds rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per day for the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. Any interest paid during the year is shown as interest expense on the Statement of Operations.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS*
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                            NET        NET                         TOTAL
                                                           ASSET     INVEST-     NET REALIZED       FROM
                                                           VALUE       MENT      & UNREALIZED     INVEST-
      PERIOD                                             BEGINNING    INCOME    GAIN (LOSS) ON      MENT
      ENDED                                              OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   --------------------------------------------------------------------------------------------------------
                                             Cash Management Portfolio

   11/30/95                                               $10.47      $0.56         $ 0.01         $ 0.57
   11/30/96                                                10.70       0.53          (0.02)          0.51
   11/30/97                                                10.76       0.53           0.01           0.54
   11/30/98                                                10.74       0.54          (0.02)          0.52
   1/31/99#                                                10.58       0.08           0.01           0.09
   1/31/00                                                 10.67       0.51             --           0.51
   7/31/00+                                                10.94       0.31           0.01           0.32

                                             Corporate Bond Portfolio

   11/30/95                                                 9.75       0.60           1.00           1.60
   11/30/96                                                10.82       0.65           0.03           0.68
   11/30/97                                                11.09       0.77           0.21           0.98
   11/30/98                                                11.54       0.77          (0.02)          0.75
   1/31/99#                                                11.83       0.12           0.04           0.16
   1/31/00                                                 11.99       0.81          (1.15)         (0.34)
   7/31/00+                                                11.12       0.45          (0.16)          0.29

                                              Global Bond Portfolio

   11/30/95                                                 9.83       0.60           0.97           1.57
   11/30/96                                                11.02       0.59           0.54           1.13
   11/30/97                                                11.40       0.52           0.38           0.90
   11/30/98                                                11.51       0.49           0.78           1.27
   1/31/99#                                                11.77       0.07           0.11           0.18
   1/31/00                                                 11.95       0.42          (0.66)         (0.24)
   7/31/00+                                                10.83       0.24           0.19           0.43

                                               High-Yield Bond Portfolio

   11/30/95                                                10.32       1.11           0.12           1.23
   11/30/96                                                10.53       0.98           0.48           1.46
   11/30/97                                                11.04       1.04           0.48           1.52
   11/30/98                                                11.82       1.14          (1.24)         (0.10)
   1/31/99#                                                10.98       0.18          (0.02)          0.16
   1/31/00                                                 11.14       1.09          (0.55)          0.54
   7/31/00+                                                10.54       0.57          (0.56)          0.01

                                            Worldwide High Income Portfolio

   11/30/95                                                 9.95       1.10           0.47           1.57
   11/30/96                                                11.42       1.25           1.60           2.85
   11/30/97                                                13.35       0.98           0.68           1.66
   11/30/98                                                13.20       1.07          (2.61)         (1.54)
   1/31/99#                                                10.31       0.16          (0.35)         (0.19)
   1/31/00                                                 10.12       1.13           0.67           1.80
   7/31/00+                                                10.59       0.57          (0.33)          0.24

                                                         DIVIDENDS      DIVIDENDS     NET                   NET
                                                       DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                            NET         REALIZED     VALUE                 END OF
     PERIOD                                             INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
     ENDED                                                INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   --------------------------------------------------  -----------------------------------------------------------
                                                Cash Management Portfolio
   11/30/95                                            $      (0.34)     $   --      $10.70      5.59%    $ 90,731
   11/30/96                                                   (0.45)         --       10.76      4.92       91,247
   11/30/97                                                   (0.56)         --       10.74      5.22      156,119
   11/30/98                                                   (0.68)         --       10.58      5.05      223,640
   1/31/99#                                                      --          --       10.67      0.85      277,370
   1/31/00                                                    (0.24)         --       10.94      4.85      466,588
   7/31/00+                                                      --          --       11.26      2.93      481,159
                                               Corporate Bond Portfolio
   11/30/95                                                   (0.53)         --       10.82     17.01       29,475
   11/30/96                                                   (0.41)         --       11.09      6.51       37,207
   11/30/97                                                   (0.53)         --       11.54      9.26       62,272
   11/30/98                                                   (0.46)         --       11.83      6.61      143,561
   1/31/99#                                                      --          --       11.99      1.35      158,804
   1/31/00                                                    (0.53)         --       11.12     (2.75)     184,309
   7/31/00+                                                      --          --       11.41      2.61      184,460
                                                  Global Bond Portfolio
   11/30/95                                                   (0.38)         --       11.02     16.40       59,759
   11/30/96                                                   (0.75)         --       11.40     10.94       68,221
   11/30/97                                                   (0.75)      (0.04)      11.51      8.43       89,043
   11/30/98                                                   (0.79)      (0.22)      11.77     11.75      115,428
   1/31/99#                                                      --          --       11.95      1.53      122,306
   1/31/00                                                    (0.47)      (0.41)      10.83     (1.86)     127,145
   7/31/00+                                                      --          --       11.26      3.97      129,086
                                                 High-Yield Bond Portfolio
   11/30/95                                                   (1.02)         --       10.53     12.64       82,174
   11/30/96                                                   (0.95)         --       11.04     14.86      113,229
   11/30/97                                                   (0.74)         --       11.82     14.53      195,639
   11/30/98                                                   (0.66)      (0.08)      10.98     (1.26)     284,580
   1/31/99#                                                      --          --       11.14      1.46      293,037
   1/31/00                                                    (1.14)         --       10.54      5.09      310,032
   7/31/00+                                                      --          --       10.55      0.09      300,329
                                                 Worldwide High Income Portfolio
   11/30/95                                                   (0.10)         --       11.42     16.02       21,515
   11/30/96                                                   (0.87)      (0.05)      13.35     26.87       49,204
   11/30/97                                                   (0.90)      (0.91)      13.20     14.17      125,224
   11/30/98                                                   (0.61)      (0.74)      10.31    (13.74)     121,290
   1/31/99#                                                      --          --       10.12     (1.84)     116,977
   1/31/00                                                    (1.33)         --       10.59     19.22      124,404
   7/31/00+                                                      --          --       10.83      2.27      121,275







                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET       AVERAGE NET    PORTFOLIO
                         ENDED                           ASSETS             ASSETS      TURNOVER
   --------------------------------------------------  ------------------------------------------
                                          Cash Management Portfolio
   11/30/95                                                 0.67%            5.32%          --%
   11/30/96                                                 0.62             4.90           --
   11/30/97                                                 0.63             5.06           --
   11/30/98                                                 0.58             4.97           --
   1/31/99#                                                0.62+             5.02+          --
   1/31/00                                                  0.53             4.82           --
   7/31/00+                                                 0.53+            5.71+          --
                                          Corporate Bond Portfolio
   11/30/95                                                 0.96++           5.93++        412
   11/30/96                                                 0.97             6.11          338
   11/30/97                                                 0.91             6.99           49
   11/30/98                                                 0.77             6.61           15
   1/31/99#                                                0.80+             6.16+           4
   1/31/00                                                  0.71             7.05           37
   7/31/00+                                                 0.69+            8.02+          19
                                            Global Bond Portfolio
   11/30/95                                                 0.95             5.89          339
   11/30/96                                                 0.89             5.44          223
   11/30/97                                                 0.90             4.70          360
   11/30/98                                                 0.85             4.27          210
   1/31/99#                                                0.97+             3.65+          30
   1/31/00                                                  0.84             3.68          189
   7/31/00+                                                 0.81+@           4.30+@        104
                                           High-Yield Bond Portfolio
   11/30/95                                                 0.80            10.80          174
   11/30/96                                                 0.77             9.41          107
   11/30/97                                                 0.75             9.26          243
   11/30/98                                                 0.69             9.75          128
   1/31/99#                                                0.72+             9.71+          17
   1/31/00                                                  0.67            10.00          105
   7/31/00+                                                 0.69+@          10.76+@         57
                                        Worldwide High Income Portfolio
   11/30/95                                                 1.30            10.46          176
   11/30/96                                                 1.18            10.45          177
   11/30/97                                                 1.10             7.58          146
   11/30/98                                                 1.08@            8.90@         158
   1/31/99#                                                 1.11+@           9.57+@         12
   1/31/00                                                  1.12@           10.68@         116
   7/31/00+                                                 1.10+@          10.60+@         73

---------------

      *  Calculated based upon average shares outstanding

     **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

     #   The Portfolio changed its fiscal year ended from November 30 to January
         31.

      +  Annualized

     @ Net of custody credits of 0.01%, 0.01%, 0.02%, and 0.01% for the periods ending November 30, 1998, January 31, 1999, January 31, 2000, and July 31, 2000 respectively.

     +   Unaudited
     ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                          EXPENSES
                                  --------------------------------------------------------
                                  11/95   11/96   11/97   11/98   1/99+     1/00    7/00+
                                  --------------------------------------------------------
    Cash Management.............  0.67%   0.62%   0.63%   0.58%    0.62%    0.53%    0.53%
    Corporate Bond..............  0.97    0.97    0.91    0.77     0.80     0.71     0.69
    Global Bond.................  0.95    0.89    0.90    0.85     0.97     0.84     0.81
    High-Yield Bond.............  0.80    0.77    0.75    0.69     0.72     0.67     0.69
    Worldwide High Income.......  1.30    1.18    1.10    1.08     1.11     1.12     1.10

                                                NET INVESTMENT INCOME (LOSS)
                                  --------------------------------------------------------
                                  11/95   11/96   11/97   11/98   1/99+     1/00    7/00+
                                  --------------------------------------------------------
    Cash Management.............  5.32%   4.90%   5.06%   4.97%    5.02%    4.82%    5.71%
    Corporate Bond..............  5.92    6.11    6.99    6.61     6.16     7.05     8.02
    Global Bond.................  5.89    5.44    4.70    4.27     3.65     3.68     4.30
    High-Yield Bond.............  10.80   9.41    9.26    9.75     9.71    10.00    10.76
    Worldwide High Income.......  10.46   10.45   7.58    8.90     9.57    10.68    10.60

    See Notes to Financial Statements
                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                       NET        NET                         TOTAL
                                                      ASSET     INVEST-     NET REALIZED       FROM
                                                      VALUE       MENT      & UNREALIZED     INVEST-
                      PERIOD                        BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                       ENDED                        OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   ---------------------------------------------------------------------------------------------------
                                         SunAmerica Balanced Portfolio

   6/3/96-11/30/96                                   $10.00      $0.10         $ 1.03         $ 1.13
   11/30/97                                           11.13       0.23           2.15           2.38
   11/30/98                                           13.45       0.30           2.33           2.63
   1/31/99#                                           15.61       0.05           1.58           1.63
   1/31/00                                            17.24       0.36           1.80           2.16
   7/31/00+                                           19.06       0.18           0.26           0.44

                                           MFS Total Return Portfolio

   11/30/95                                            9.96       0.34           2.23           2.57
   11/30/96                                           12.48       0.34           1.31           1.65
   11/30/97                                           13.63       0.37           1.39           1.76
   11/30/98                                           14.75       0.36           1.56           1.92
   1/31/99#                                           14.96       0.06           0.82           0.88
   1/31/00                                            15.84       0.48          (0.38)          0.10
   7/31/00+                                           13.88       0.25           0.83           1.08

                                            Asset Allocation Portfolio

   11/30/95                                           10.32       0.42           2.24           2.66
   11/30/96                                           12.74       0.48           2.00           2.48
   11/30/97                                           14.52       0.44           2.55           2.99
   11/30/98                                           16.21       0.48           0.08           0.56
   1/31/99#                                           14.81       0.07           0.15           0.22
   1/31/00                                            15.03       0.40           0.37           0.77
   7/31/00+                                           14.52       0.20           0.52           0.72

                                             Telecom Utility Portfolio

   6/3/96-11/30/96                                    10.00       0.24           0.51           0.75
   11/30/97                                           10.75       0.36           1.91           2.27
   11/30/98                                           12.91       0.42           1.62           2.04
   1/31/99#                                           14.46       0.08           0.03           0.11
   1/31/00                                            14.57       0.48           0.23           0.71
   7/31/00+                                           14.42       0.19          (1.03)         (0.84)

                                                Equity Income Portfolio

   12/14/98-1/31/99                                   10.00       0.03           0.54           0.57
   1/31/00                                            10.54       0.22          (0.08)          0.14
   7/31/00+                                           10.25       0.10           0.05           0.15

                                                    DIVIDENDS       DIVIDENDS     NET                   NET
                                                  DECLARED FROM     FROM NET     ASSET                 ASSETS
                                                       NET          REALIZED     VALUE                 END OF
                      PERIOD                        INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                       ENDED                          INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   ---------------------------------------------  ------------------------------------------------------------
                                           SunAmerica Balanced Portfolio
   6/3/96-11/30/96                                $          --      $   --      $11.13     11.30%    $ 10,224
   11/30/97                                               (0.04)      (0.02)      13.45     21.48       44,621
   11/30/98                                               (0.11)      (0.36)      15.61     19.81      149,242
   1/31/99#                                                  --          --       17.24     10.44      194,878
   1/31/00                                                (0.12)      (0.22)      19.06     12.76      509,054
   7/31/00+                                                  --          --       19.50      2.31      586,483
                                             MFS Total Return Portfolio
   11/30/95                                               (0.05)         --       12.48     25.89       32,429
   11/30/96                                               (0.19)      (0.31)      13.63     13.75       70,021
   11/30/97                                               (0.23)      (0.41)      14.75     13.52       95,721
   11/30/98                                               (0.31)      (1.40)      14.96     13.54      131,440
   1/31/99#                                                  --          --       15.84      5.88      145,332
   1/31/00                                                (0.29)      (1.77)      13.88      0.29      208,919
   7/31/00+                                                  --          --       14.96      7.78      233,156
                                             Asset Allocation Portfolio
   11/30/95                                               (0.20)      (0.04)      12.74     26.10      199,836
   11/30/96                                               (0.31)      (0.39)      14.52     20.27      316,388
   11/30/97                                               (0.40)      (0.90)      16.21     21.97      526,585
   11/30/98                                               (0.35)      (1.61)      14.81      2.85      713,045
   1/31/99#                                                  --          --       15.03      1.49      724,516
   1/31/00                                                (0.48)      (0.80)      14.52      5.51      699,063
   7/31/00+                                                  --          --       15.24      4.96      687,361
                                              Telecom Utility Portfolio
   6/3/96-11/30/96                                           --          --       10.75      7.50        6,299
   11/30/97                                               (0.09)      (0.02)      12.91     21.26       24,366
   11/30/98                                               (0.16)      (0.33)      14.46     15.98       68,049
   1/31/99#                                                  --          --       14.57      0.76       77,323
   1/31/00                                                (0.24)      (0.62)      14.42      5.01      120,159
   7/31/00+                                                  --          --       13.58     (5.83)     115,086
                                                Equity Income Portfolio
   12/14/98-1/31/99                                       (0.03)         --       10.54      5.70        5,287
   1/31/00                                                (0.18)      (0.25)      10.25      1.29        6,670
   7/31/00+                                                  --          --       10.40      1.46        7,303

                                                                RATIO OF NET
                                                   RATIO OF      INVESTMENT
                                                  EXPENSES TO    INCOME TO
                      PERIOD                      AVERAGE NET   AVERAGE NET    PORTFOLIO
                       ENDED                        ASSETS         ASSETS      TURNOVER
   ---------------------------------------------  --------------------------------------
                              SunAmerica Balanced Portfolio
   6/3/96-11/30/96                                   1.00%+++       1.92%+++       40%
   11/30/97                                          1.00           1.82          143
   11/30/98                                          0.78           2.10          111
   1/31/99#                                          0.74+@         1.73+@         26
   1/31/00                                           0.66           2.01          197
   7/31/00+                                          0.64+          1.89+         131
                                MFS Total Return Portfolio
   11/30/95                                          0.98++         3.08++        153
   11/30/96                                          0.84           2.74          194
   11/30/97                                          0.82           2.63          271
   11/30/98                                          0.77           2.43          106
   1/31/99#                                          0.81+          2.40+          86
   1/31/00                                           0.75@          3.18@         116
   7/31/00+                                          0.72+@         3.53+@         52
                                 Asset Allocation Portfolio
   11/30/95                                          0.81           3.62          207
   11/30/96                                          0.74           3.66          200
   11/30/97                                          0.68           2.88          176
   11/30/98                                          0.64           3.15          156
   1/31/99#                                         0.66+           2.60+          30
   1/31/00                                           0.63           2.70          191
   7/31/00+                                          0.63+          2.71+          61
                                  Telecom Utility Portfolio
   6/3/96-11/30/96                                   1.05+++        4.41+++        24
   11/30/97                                          1.05++         3.15++         77
   11/30/98                                          1.01           3.04           72
   1/31/99#                                         0.93+           3.02+          12
   1/31/00                                           0.84           3.31          121
   7/31/00+                                          0.83+@         2.72+@         56
                                   Equity Income Portfolio
   12/14/98-1/31/99                                  0.95+++        1.87+++        14
   1/31/00                                           0.95++         2.05++         34
   7/31/00+                                          0.95+++        1.87+++        24

---------------

      *   Calculated based upon average shares outstanding

     **   After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

     # The Portfolio changed its fiscal year ended from November 30 to January 31.

      +   Annualized

     @    Net of custody credits of 0.01%

     +    Unaudited

     ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                     EXPENSES
                               ----------------------------------------------------
                               11/95   11/96   11/97   11/98   1/99+   1/00   7/00+
                               ----------------------------------------------------
    SunAmerica Balanced.....     --%   1.43%   1.00%   0.78%   0.74%   0.66%  0.64%
    MFS Total Return........   1.11    0.84    0.82    0.77    0.81    0.75   0.72
    Asset Allocation........   0.81    0.74    0.68    0.64    0.66    0.63   0.63
    Telecom Utility.........     --    1.93    1.24    1.01    0.93    0.84   0.83
    Equity Income...........     --      --      --      --    3.47    1.56   2.00

                                          NET INVESTMENT INCOME (LOSS)
                              ----------------------------------------------------
                              11/95   11/96   11/97   11/98   1/99+   1/00   7/00+
                              ----------------------------------------------------
    SunAmerica Balanced.....    --%   1.49%   1.82%   2.10%    1.73%  2.01%  1.89%
    MFS Total Return........  2.95    2.74    2.63    2.43     2.40   3.18   3.53
    Asset Allocation........  3.62    3.66    2.88    3.15     2.60   2.70   2.71
    Telecom Utility.........    --    3.53    2.96    3.04     3.02   3.31   2.72
    Equity Income...........    --      --      --      --    (0.65)  1.44   0.82

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                  NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS
                                                 ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET
                                                 VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED
                   PERIOD                      BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
                   ENDED                       OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS
   ----------------------------------------------------------------------------------------------------------------------------
                                                     Equity Index Portfolio

   12/14/98-1/31/99                             $10.00      $0.01         $ 1.17         $ 1.18     $      (0.03)     $   --
   1/31/00                                       11.15       0.12           0.67           0.79            (0.06)         --
   7/31/00+                                      11.88       0.04           0.30           0.34               --          --

                                                      Growth-Income Portfolio

   11/30/95                                      10.33       0.17           3.31           3.48            (0.10)         --
   11/30/96                                      13.71       0.18           3.48           3.66            (0.12)      (0.43)
   11/30/97                                      16.82       0.17           4.69           4.86            (0.13)      (0.73)
   11/30/98                                      20.82       0.17           4.33           4.50            (0.13)      (0.96)
   1/31/99#                                      24.23       0.02           3.63           3.65               --          --
   1/31/00                                       27.88       0.16           4.75           4.91            (0.15)      (1.40)
   7/31/00+                                      31.24       0.07           1.81           1.88               --          --

                                                      Federated Value Portfolio

   6/3/96-11/30/96                               10.00       0.07           1.01           1.08               --          --
   11/30/97                                      11.08       0.13           2.72           2.85            (0.03)         --
   11/30/98                                      13.90       0.17           2.35           2.52            (0.06)      (0.30)
   1/31/99#                                      16.06       0.02           0.54           0.56               --          --
   1/31/00                                       16.62       0.20          (0.14)          0.06            (0.12)      (0.69)
   7/31/00+                                      15.87       0.16          (0.28)         (0.12)              --          --

                                                     Davis Venture Value Portfolio

   11/30/95                                       9.78       0.17           3.55           3.72            (0.03)         --
   11/30/96                                      13.47       0.18           3.46           3.64            (0.09)      (0.12)
   11/30/97                                      16.90       0.19           4.73           4.92            (0.09)      (0.26)
   11/30/98                                      21.47       0.20           2.23           2.43            (0.12)      (0.68)
   1/31/99#                                      23.10       0.03           1.25           1.28               --          --
   1/31/00                                       24.38       0.13           3.06           3.19            (0.20)      (0.93)
   7/31/00+                                      26.44       0.05           1.91           1.96               --          --

                                                     "Dogs" of Wall Street Portfolio
   4/1/98-11/30/98                               10.00       0.11          (0.30)         (0.19)              --          --
   1/31/99#                                       9.81       0.02          (0.23)         (0.21)              --          --
   1/31/00                                        9.60       0.21          (1.12)         (0.91)           (0.05)      (0.26)
   7/31/00+                                       8.38       0.11          (0.63)         (0.52)              --          --

                                            NET                       NET                       RATIO OF NET
                                           ASSET                     ASSETS       RATIO OF       INVESTMENT
                                           VALUE                     END OF      EXPENSES TO     INCOME TO
                   PERIOD                  END OF        TOTAL       PERIOD      AVERAGE NET    AVERAGE NET    PORTFOLIO
                   ENDED                   PERIOD      RETURN***    (000'S)        ASSETS          ASSETS      TURNOVER
   --------------------------------------  -----------------------------------------------------------------------------
                                                   Equity Index Portfolio
   12/14/98-1/31/99                        $11.15        11.81%    $   11,168           0.55%+++     0.75%+++      --%
   1/31/00                                  11.88         7.05         63,487           0.55++      1.02++          1
   7/31/00+                                 12.22         2.86         67,612           0.55+       0.66+           1
                                                   Growth-Income Portfolio
   11/30/95                                 13.71        33.89        171,281           0.77        1.42           59
   11/30/96                                 16.82        27.41        325,463           0.72        1.21           82
   11/30/97                                 20.82        30.11        622,062           0.65        0.89           44
   11/30/98                                 24.23        21.91      1,019,590           0.60        0.78           53
   1/31/99#                                 27.88        15.06      1,206,113          0.60+        0.55+          16
   1/31/00                                  31.24        18.37      1,828,340           0.56        0.56           43
   7/31/00+                                 33.12         6.02      2,035,720           0.56+       0.41+          20
                                                    Federated Value Portfolio
   6/3/96-11/30/96                          11.08        10.80         12,460           1.05+++     1.26+++        30
   11/30/97                                 13.90        25.75         59,024           1.03        1.03           46
   11/30/98                                 16.06        18.22        145,900           0.83        1.13           51
   1/31/99#                                 16.62         3.49        159,176          0.86+        0.75+           4
   1/31/00                                  15.87         0.17        208,488           0.77        1.17           34
   7/31/00+                                 15.75        (0.76)       207,851           0.76+       2.05+          25
                                                   Davis Venture Value Portfolio
   11/30/95                                 13.47        38.17        154,908           1.00++      1.43++         18
   11/30/96                                 16.90        27.44        516,413           0.85        1.21           22
   11/30/97                                 21.47        29.62      1,140,053           0.79        0.98           22
   11/30/98                                 23.10        11.36      1,725,411           0.75        0.89           25
   1/31/99#                                 24.38         5.54      1,840,354          0.77+        0.86+           5
   1/31/00                                  26.44        13.42      2,303,994           0.74        0.51           23
   7/31/00+                                 28.40         7.41      2,557,943           0.75+       0.39+          19
                                                   "Dogs" of Wall Street Portfolio
   4/1/98-11/30/98                           9.81        (1.90)        65,283        0.85+++        2.04+++        --
   1/31/99#                                  9.60        (2.14)        78,062          0.85+        0.93+          58
   1/31/00                                   8.38       (10.02)        98,924           0.67        2.11           51
   7/31/00+                                  7.86        (6.21)        80,186           0.73+       2.80+          --

---------------

      *   Calculated based upon average shares outstanding

     **   After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

     # The Portfolio changed its fiscal year ended from November 30 to January 31.

      +   Annualized

     +    Unaudited

     ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                  EXPENSES
                            -----------------------------------------------------
                            11/95   11/96   11/97   11/98   1/99+   1/00    7/00+
                            -----------------------------------------------------
    Equity Index .........    --%     --%     --%     --%   1.80%   0.85%   0.55%
    Growth-Income.........  0.77    0.72    0.65    0.60    0.60    0.56    0.56
    Federated Value.......    --    1.57    1.03    0.83    0.86    0.77    0.76
    Davis Venture Value...  1.02    0.85    0.79    0.75    0.77    0.74    0.75
    "Dogs" of Wall
    Street................    --      --      --    0.92    0.85    0.67    0.73

                                        NET INVESTMENT INCOME (LOSS)
                            -----------------------------------------------------
                            11/95   11/96   11/97   11/98   1/99+   1/00    7/00+
                            -----------------------------------------------------
    Equity Index .........    --%     --%     --%     --%   0.50%   0.72%   0.66%
    Growth-Income.........  1.42    1.21    0.89    0.78    0.55    0.56    0.41
    Federated Value.......    --    0.74    1.03    1.13    0.75    1.17    2.05
    Davis Venture Value...  1.41    1.21    0.98    0.89    0.86    0.51    0.39
    "Dogs" of Wall
    Street................    --      --      --    1.97    0.93    2.11    2.80

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                  NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                 ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                 VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
            PERIOD             BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
             ENDED             OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   --------------------------------------------------------------------------------------------------------------------------
                                                   Alliance Growth Portfolio

   11/30/95                     $10.64       $ 0.07         $ 5.08         $ 5.15     $      (0.03)     $(0.13)     $15.63
   11/30/96                      15.63         0.08           4.07           4.15            (0.04)      (1.01)      18.73
   11/30/97                      18.73         0.16           4.76           4.92            (0.05)      (1.04)      22.56
   11/30/98                      22.56         0.07           7.77           7.84            (0.06)      (2.30)      28.04
   1/31/99#                      28.04         0.00           7.22           7.22               --          --       35.26
   1/31/00                       35.26        (0.04)          4.46           4.42            (0.05)      (3.05)      36.58
   7/31/00+                      36.58        (0.03)          2.45           2.42               --          --       39.00

                                                Goldman Sachs Research Portfolio

   7/5/00-7/31/00+               10.00           --           0.21           0.21               --          --       10.21

                                                 MFS Growth and Income Portfolio

   11/30/95                      10.01         0.12           3.14           3.26            (0.13)         --       13.14
   11/30/96                      13.14         0.11           2.16           2.27            (0.11)      (0.91)      14.39
   11/30/97                      14.39         0.11           2.48           2.59            (0.10)      (1.26)      15.62
   11/30/98                      15.62         0.02           2.61           2.63            (0.12)      (2.76)      15.37
   1/31/99#                      15.37         0.01           1.60           1.61               --          --       16.98
   1/31/00                       16.98         0.10           0.11           0.21            (0.03)      (3.81)      13.35
   7/31/00+                      13.35         0.04           0.36           0.40               --          --       13.75

                                                     Putnam Growth Portfolio

   11/30/95                      10.05        (0.01)          3.09           3.08            (0.03)         --       13.10
   11/30/96                      13.10           --           2.61           2.61               --          --       15.71
   11/30/97                      15.71         0.03           3.93           3.96               --       (0.52)      19.15
   11/30/98                      19.15         0.01           4.15           4.16            (0.02)      (3.08)      20.21
   1/31/99#                      20.21        (0.01)          3.33           3.32               --          --       23.53
   1/31/00                       23.53        (0.02)          3.76           3.74            (0.01)      (0.78)      26.48
   7/31/00+                      26.48        (0.02)          0.61           0.59               --          --       27.07

                                                    Blue Chip Growth Portfolio

   7/5/00-7/31/00+               10.00         0.02          (0.09)         (0.07)              --          --        9.93

                                             NET                       RATIO OF NET
                                            ASSETS       RATIO OF       INVESTMENT
                                            END OF      EXPENSES TO     INCOME TO
            PERIOD              TOTAL       PERIOD      AVERAGE NET    AVERAGE NET    PORTFOLIO
             ENDED            RETURN***    (000'S)        ASSETS          ASSETS      TURNOVER
   -------------------------  -----------------------------------------------------------------
                                    Alliance Growth Portfolio
   11/30/95                     48.91%    $  167,870           0.79%       0.51%         138%
   11/30/96                     28.05        381,367           0.71        0.51          121
   11/30/97                     27.80        704,533           0.65        0.37          110
   11/30/98                     35.92      1,396,140           0.58        0.27           90
   1/31/99#                     25.75      1,864,924           0.63+      (0.01)+         11
   1/31/00                      14.09      2,875,413           0.63       (0.11)          77
   7/31/00+                      6.62      3,181,338           0.64+      (0.14)+         42
                               Goldman Sachs Research Portfolio
   7/5/00-7/31/00+               2.10          7,526           1.35+++     0.16+++         5
                              MFS Growth and Income Portfolio
   11/30/95                     32.92        149,910           0.76        1.01          229
   11/30/96                     18.40        186,368           0.74        0.82          164
   11/30/97                     19.78        218,496           0.73        0.77          217
   11/30/98                     17.82        238,298           0.70        0.17          105
   1/31/99#                     10.47        266,069           0.75+       0.38+          76
   1/31/00                       1.77        337,222           0.75        0.66           64
   7/31/00+                      3.00        358,118           0.75+       0.57+          40
                                  Putnam Growth Portfolio
   11/30/95                     30.66        115,276           0.93       (0.05)          52
   11/30/96                     19.92        160,073           0.90       (0.02)          63
   11/30/97                     26.01        234,726           0.91        0.18          125
   11/30/98                     22.56        398,863           0.86        0.09           75
   1/31/99#                     16.43        494,813          0.86+       (0.19)+         10
   1/31/00                      16.51        783,896           0.80       (0.09)          76
   7/31/00+                      2.23        846,559           0.78+      (0.17)+         33
                                   Blue Chip Growth Portfolio
   7/5/00-7/31/00+              (0.70)         4,193           0.85+++     1.48+++        17

---------------

    *   Calculated based upon average shares outstanding

    **   After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    # The Portfolio changed its fiscal year ended from November 30 to January 31.

    +    Annualized

    +    Unaudited

    ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                           EXPENSES
                                     ----------------------------------------------------
                                     11/95   11/96   11/97   11/98   1/99+   1/00   7/00+
                                     ----------------------------------------------------
    Alliance Growth...............   0.79%   0.71%   0.65%   0.58%   0.63%   0.63%  0.64%
    Goldman Sachs Research........     --      --      --      --      --     --    3.09
    MFS Growth and Income.........   0.76    0.74    0.73    0.70    0.75    0.75   0.75
    Putnam Growth.................   0.93    0.90    0.91    0.86    0.86    0.80   0.78
    Blue Chip Growth..............     --      --      --      --      --     --    3.93

                                                 NET INVESTMENT INCOME(LOSS)
                                    -----------------------------------------------------
                                    11/95   11/96   11/97   11/98   1/99+   1/00    7/00+
                                    -----------------------------------------------------
    Alliance Growth...............  0.51%   0.51%   0.37%   0.27%   (0.01)% (0.11)% (0.14)%
    Goldman Sachs Research........    --      --      --      --       --      --   (1.58)
    MFS Growth and Income.........  1.01    0.82    0.77    0.17     0.38    0.66    0.57
    Putnam Growth.................  (0.05)  (0.02)  0.18    0.09    (0.19)  (0.09)  (0.17)
    Blue Chip Growth..............    --      --      --      --       --      --   (1.60)

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                  NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                 ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                 VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
            PERIOD             BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
             ENDED             OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   --------------------------------------------------------------------------------------------------------------------------
                                                    Real Estate Portfolio

   6/2/97-11/30/97              $10.00       $ 0.16         $ 1.37         $ 1.53     $         --      $   --      $11.53
   11/30/98                      11.53         0.45          (1.93)         (1.48)           (0.16)      (0.01)       9.88
   1/31/99#                       9.88         0.09          (0.36)         (0.27)              --          --        9.61
   1/31/00                        9.61         0.39          (1.14)         (0.75)           (0.33)         --        8.53
   7/31/00+                       8.53         0.22           1.70           1.92               --          --       10.45

                                                   Small Company Value Portfolio

   12/14/98-1/31/99              10.00           --           0.05           0.05            (0.02)         --       10.03
   1/31/00                       10.03        (0.04)          0.58           0.54               --       (0.05)      10.52
   7/31/00+                      10.52        (0.03)          1.19           1.16               --          --       11.68

                                                     MFS Mid-Cap Growth Portfolio

   4/1/99-1/31/00                10.00        (0.01)          5.84           5.83               --       (0.23)      15.60
   7/31/00+                      15.60        (0.01)          3.35           3.34               --          --       18.94

                                                     Aggressive Growth Portfolio

   6/3/96-11/30/96               10.00         0.02           0.34           0.36               --          --       10.36
   11/30/97                      10.36         0.01           1.40           1.41            (0.01)         --       11.76
   11/30/98                      11.76         0.04           0.52           0.56               --          --       12.32
   1/31/99#                      12.32           --           3.20           3.20               --          --       15.52
   1/31/00                       15.52           --           8.59           8.59            (0.03)      (1.36)      22.72
   7/31/00+                      22.72         0.01           0.68           0.69               --          --       23.41

                                                      Growth Opportunities Portfolio

   7/5/00-7/31/00+               10.00         0.02          (0.35)         (0.33)              --          --        9.67

                                             NET                       RATIO OF NET
                                            ASSETS       RATIO OF       INVESTMENT
                                            END OF      EXPENSES TO     INCOME TO
            PERIOD              TOTAL       PERIOD      AVERAGE NET    AVERAGE NET    PORTFOLIO
             ENDED            RETURN***    (000'S)        ASSETS          ASSETS      TURNOVER
   -------------------------  -----------------------------------------------------------------
                                         Real Estate Portfolio
   6/2/97-11/30/97              15.30%    $   29,565           1.25%+++    3.25%+++         7%
   11/30/98                    (13.04)        59,102           0.95        4.21            26
   1/31/99#                     (2.73)        58,504           1.01+       5.63+            6
   1/31/00                      (8.03)        53,766           0.92        4.24            61
   7/31/00+                     22.51         70,114           0.96+       4.71+           22
                                       Small Company Value Portfolio
   12/14/98-1/31/99              0.49          5,024           1.40+++     0.12+++          6
   1/31/00                       5.37          5,226           1.40++     (0.40)++         65
   7/31/00+                     11.03          5,927           1.40+++    (0.46)+++        32
                                     MFS Mid-Cap Growth Portfolio
   4/1/99-1/31/00               58.26         81,636           1.15+++@   (0.13)+++@      108
   7/31/00+                     21.41        242,748           0.82+      (0.11)+          66
                                      Aggressive Growth Portfolio
   6/3/96-11/30/96               3.60         35,124           1.05+++     0.46+++         47
   11/30/97                     13.62        103,603           0.90       (0.13)          221
   11/30/98                      4.76        133,183           0.83        0.32           268
   1/31/99#                     25.97        182,313           0.82+       0.13+           29
   1/31/00                      60.62        450,073           0.75        0.02           131
   7/31/00+                      3.04        610,031           0.69+@      0.10+@         135
                                      Growth Opportunities Portfolio
   7/5/00-7/31/00+              (3.30)         5,557           1.00+++@    2.46+++@         8

---------------

    *    Calculated based upon average shares outstanding

    **   After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    # The Portfolio changed its fiscal year ended from November 30 to January 31.

    +    Annualized

    +    Unaudited

    @ Net of custody credits of 0.02% and 0.01% for the periods ending January 31, 2000 and July 31, 2000, respectively.

    ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                       EXPENSES                              NET INVESTMENT INCOME(LOSS)
                                     --------------------------------------------   ---------------------------------------------
                                     11/96   11/97   11/98   1/99+   1/00   7/00+   11/96   11/97   11/98   1/99+   1/00    7/00+
                                     --------------------------------------------   ---------------------------------------------
    Real Estate...................     --%   1.36%   0.95%   1.01%   0.92%  0.96%     --%   3.14%   4.21%   5.63%    4.24%   4.71%
    Small Company Value...........     --      --      --    3.87    2.25   2.65      --      --      --    (2.35)  (1.25)  (1.71)
    MFS Mid-Cap Growth............     --      --      --      --    1.17   0.82      --      --      --      --    (0.15)  (0.11)
    Aggressive Growth.............   1.09    0.90    0.83    0.82    0.75   0.69    0.42    (0.13)  0.32    0.13     0.02    0.10
    Growth Opportunities..........     --      --      --      --     --    3.55      --      --      --      --       --   (0.09)

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                       NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                      ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                      VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
               PERIOD               BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
               ENDED                OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   -------------------------------------------------------------------------------------------------------------------------------
                                            International Growth and Income Portfolio
   6/2/97-11/30/97                   $10.00       $ 0.03         $ 0.38         $ 0.41     $         --      $   --      $10.41
   11/30/98                           10.41         0.13           0.86           0.99            (0.03)      (0.06)      11.31
   1/31/99#                           11.31           --           0.40           0.40            (0.02)      (0.19)      11.50
   1/31/00                            11.50         0.15           1.97           2.12            (0.45)      (0.89)      12.28
   7/31/00+                           12.28         0.10           0.68           0.78               --          --       13.06

                                                     Global Equities Portfolio
   11/30/95                           11.67         0.12           1.64           1.76            (0.08)      (0.29)      13.06
   11/30/96                           13.06         0.14           2.19           2.33            (0.14)      (0.33)      14.92
   11/30/97                           14.92         0.09           1.79           1.88            (0.13)      (0.69)      15.98
   11/30/98                           15.98         0.07           2.40           2.47            (0.19)      (1.36)      16.90
   1/31/99#                           16.90         0.00           1.71           1.71               --          --       18.61
   1/31/00                            18.61         0.06           4.00           4.06            (0.21)      (1.37)      21.09
   7/31/00+                           21.09        (0.01)          0.68           0.67               --          --       21.76

                                              International Diversified Equities Portfolio
   11/30/95                            9.78         0.07           0.38           0.45            (0.08)         --       10.15
   11/30/96                           10.15         0.05           1.43           1.48            (0.26)         --       11.37
   11/30/97                           11.37         0.09           0.28           0.37            (0.31)      (0.10)      11.33
   11/30/98                           11.33         0.15           1.93           2.08            (0.40)      (0.15)      12.86
   1/31/99#                           12.86        (0.01)          0.22           0.21               --          --       13.07
   1/31/00                            13.07         0.13           1.91           2.04            (0.21)      (0.08)      14.82
   7/31/00+                           14.82         0.09          (0.88)         (0.79)              --          --       14.03

                                                       Emerging Markets Portfolio
   6/2/97-11/30/97                    10.00         0.06          (2.03)         (1.97)              --          --        8.03
   11/30/98                            8.03         0.04          (1.78)         (1.74)           (0.07)         --        6.22
   1/31/99#                            6.22         0.01             --           0.01            (0.01)         --        6.22
   1/31/00                             6.22        (0.03)          4.81           4.78               --          --       11.00
   7/31/00+                           11.00        (0.01)         (1.72)         (1.73)              --          --        9.27

                                                            Technology Portfolio
   7/5/00-7/31/00+                    10.00           --          (0.28)         (0.28)              --          --        9.72

                                                 NET                      RATIO OF NET
                                                ASSETS      RATIO OF       INVESTMENT
                                                END OF     EXPENSES TO     INCOME TO
               PERIOD                TOTAL      PERIOD     AVERAGE NET    AVERAGE NET    PORTFOLIO
               ENDED               RETURN***   (000'S)       ASSETS          ASSETS      TURNOVER
   ------------------------------  ---------------------------------------------------------------
                                          International Growth and Income
   6/2/97-11/30/97                  $ 4.10     $ 42,844           1.60%+++     0.61%+++      19%
   11/30/98                           9.58      128,344           1.46         1.12          51
   1/31/99#                           3.56      142,497           1.46+       (0.10)         10
   1/31/00                           17.99      253,962           1.21         1.16          75
   7/31/00+                           6.35      310,015           1.15+        1.49+         34
                                            Global Equities Portfolio
   11/30/95                          15.58      165,752           1.14         1.02         106
   11/30/96                          18.21      246,482           1.03         1.04          70
   11/30/97                          13.30      341,639           0.95         0.58         115
   11/30/98                          15.34      420,358           0.88         0.46          92
   1/31/99#                          10.12      463,138           0.86+       (0.04)+        12
   1/31/00                           23.67      632,495           0.84         0.30          94
   7/31/00+                           3.18      676,030           0.83+       (0.08)+        47
                                        International Diversified Equities Portfolio
   11/30/95                           4.63       48,961           1.70++       0.76++        52
   11/30/96                          14.85      157,008           1.59         0.47          53
   11/30/97                           3.52      248,927           1.35         0.82          56
   11/30/98                          18.33      354,174           1.26         1.18          40
   1/31/99#                           1.63      373,785           1.26+       (0.43)+         7
   1/31/00                           15.85      464,988           1.22         0.95          65
   7/31/00+                          (5.33)     423,483           1.21+        1.22+         48
                                               Emerging Markets Portfolio
   6/2/97-11/30/97                  (19.70)      19,979           1.90+++      1.33+++       49
   11/30/98                         (21.86)      31,685           1.90++       0.61++        96
   1/31/99#                           0.20       32,708           1.90+++      0.60+++       22
   1/31/00                           76.86      102,740           1.90@       (0.41)@       145
   7/31/00+                         (15.73)     102,478           1.58+       (0.15)+        77
                                                   Technology Portfolio
   7/5/00-7/31/00+                   (2.80)       9,704           1.55+++      0.24+++       11

---------------

    *    Calculated based upon average shares outstanding

    **   After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    # The Portfolio changed its fiscal year ended from November 30 to January 31.

    +    Annualized

    @    Net of custody credits of 0.01%.

    +    Unaudited

    ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                              EXPENSES
                                        -----------------------------------------------------
                                        11/95   11/96   11/97   11/98   1/99+   1/00    7/00+
                                        -----------------------------------------------------
    International Growth and Income...    --%     --%   2.02%   1.46%   1.46%   1.21%   1.15%
    Global Equities...................  1.14    1.03    0.95    0.88    0.86    0.84    0.83
    International Diversified
    Equities..........................  2.09    1.59    1.35    1.26    1.26    1.22    1.21
    Emerging Markets..................    --      --    2.60    2.01    2.29    1.90    1.58
    Technology........................    --      --      --      --      --      --    2.66

                                                    NET INVESTMENT INCOME (LOSS)
                                        -----------------------------------------------------
                                        11/95   11/96   11/97   11/98   1/99+   1/00    7/00+
                                        -----------------------------------------------------
    International Growth and Income...    --%     --%   0.19%   1.12%   (0.10)% 1.16%    1.49%
    Global Equities...................  1.02    1.04    0.58    0.46    (0.04)  0.30    (0.08)
    International Diversified
    Equities..........................  0.37    0.47    0.82    1.18    (0.43)  0.95     1.22
    Emerging Markets..................    --      --    0.63    0.50    0.21    (0.41)  (0.15)
    Technology........................    --      --      --      --      --      --    (0.87)

    See Notes to Financial Statements

---------------------
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